UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6569
-----------------------------------

Ivy Funds, Inc.
------------------------------------------------------------------------------
(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202
------------------------------------------------------------------------------
(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202
------------------------------------------------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

March 31, 2010

Domestic Equity Funds
Ivy Capital Appreciation Fund
Ivy Core Equity Fund
Ivy Large Cap Growth Fund
Ivy Mid Cap Growth Fund
Ivy Small Cap Growth Fund
Ivy Tax-Managed Equity Fund

Specialty Funds
Ivy Asset Strategy Fund
Ivy Energy Fund
Ivy Science and Technology Fund

Fixed-Income Funds
Ivy High Income Fund
Ivy Limited-Term Bond Fund
Ivy Money Market Fund
Ivy Municipal Bond Fund
Ivy Municipal High Income Fund

CONTENTS
Ivy Funds, Inc.

President's Letter	3
Management Discussion, Portfolio Highlights, Illustration of Fund Expenses and Schedule of Investments:
Ivy Capital Appreciation Fund	4
Ivy Core Equity Fund	13
Ivy Large Cap Growth Fund	20
Ivy Mid Cap Growth Fund	27
Ivy Small Cap Growth Fund	34
Ivy Tax-Managed Equity Fund	41
Ivy Asset Strategy Fund	49
Ivy Energy Fund	61
Ivy Science and Technology Fund	68
Ivy High Income Fund	75
Ivy Limited-Term Bond Fund	86
Ivy Money Market Fund	95
Ivy Municipal Bond Fund	102
Ivy Municipal High Income Fund	112
Statement of Assets and Liabilities	121
Statement of Operations	123
Statement of Changes in Net Assets	126
Financial Highlights	132
Notes to Financial Statements	160
Report of Independent Registered Public Accounting Firm	186
Income Tax Information	187
Directors and Officers	188
Shareholder Meeting Results	191
Approval of Investment Management Agreement	192
Annual Privacy Notice	193
Proxy Voting Information	194
Quarterly Portfolio Schedule Information	195
Householding Notice	196
IRA Disclosure	197

This report is submitted for the general information of the shareholders of Ivy Funds, Inc. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Ivy Funds, Inc. prospectus, or summary prospectus, and current performance information, including current Lipper ranking information.

PRESIDENT'S LETTER
Ivy Funds, Inc.

MARCH 31, 2010 (UNAUDITED)

Henry J. Herrmann, CFA

Dear Shareholder:

Over the last 12 months, investors have witnessed a dramatic reversal of fortune that began in March 2009, when several government programs were implemented to stabilize the economy and financial markets. These programs included a housing rescue plan, the purchase of Treasuries and mortgage-backed securities in the open market and the acquisition of toxic real estate assets from banks. In all, the total package amounted to in excess of $1 trillion. In addition, short-term interest rates at the time were reduced to essentially zero, where they remain. These aggressive efforts, and similar policies implemented in many foreign markets, eliminated the threat of a global financial and economic meltdown, which seemed almost inevitable in the absence of any response.

Despite the bleak economic outlook at that time, investors began to demonstrate some appetite for risk, recognizing the power of the initiatives put in place. Stocks and bonds began to rally. In the spring of 2009, numerous economic "green shoots" began to appear, including an upturn in housing and a recovery in demand for consumer durable goods. By the third quarter of 2009, gross domestic product expanded at a 2.28 percent annualized rate. Progress continued as 2009 wound to a close. In the fourth quarter of 2009, gross domestic product expanded 5.3 percent. Stocks, which first turned up in March, continued their upward trajectory into early 2010.

Challenges remain, including persistent high unemployment, continued stress in the beleaguered U.S. housing sector, a ballooning government deficit and substantial uncertainty regarding the effect of the inevitable unwinding of all of the stimulus initiatives. Nonetheless, markets closed the fiscal year ended March 31, 2010 on a high note; the S&P 500 Index gained 49.78 percent during the period. Fixed-income markets, as measured by the Citigroup Broad Investment Grade Index, also did well, increasing 6.44 percent for the fiscal year.

Although numerous imponderables remain, we are optimistic that better days are ahead. Interest rates are low, government policy remains accommodative, companies are reporting more robust activity and job creation seems to be developing. The economy in the first calendar quarter expanded at a 3.2 percent rate. Corporate profits in the quarter are expanding sharply; this backdrop should translate into a higher stock market, as my belief continues to be that stock prices follow earnings.

Economic Snapshot

	3/31/10	3/31/09
S&P 500 Index	1169.43	797.87
MSCI EAFE Index	1584.27	1056.23
Citigroup Broad Investment Grade Index(annualized yield to maturity)	3.26%	3.35%
U.S. unemployment rate	9.7%	8.5%
30-year fixed mortgage rate	4.99%	4.85%
Oil Price per barrel	$83.76	$49.66

Sources: Bloomberg, U.S. Department of Labor

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. Citigroup Broad Investment Grade Index is an unmanaged index comprised of securities that represent the bond market. Annualized yield to maturity is the rate of return anticipated on a bond if it is held until the maturity date. It is not possible to invest directly in any of these indexes. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

As always, we thank you for your continued trust in Ivy Funds, and encourage you to share in our optimism for the future.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Ivy Funds and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

MANAGEMENT DISCUSSION
Ivy Capital Appreciation Fund

(UNAUDITED)

Below, Barry M. Ogden, CFA, CPA, portfolio manager of the Ivy Capital Appreciation Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2010. Mr. Ogden has managed the fund for eight years and has 15 years of industry experience.

Barry M. Ogden

Fiscal year performance

For the 12 Months Ended March 31, 2010
Ivy Capital Appreciation Fund (Class A shares at net asset value)	47.07%
Benchmark(s) and/or Lipper Category
Russell 1000 Growth Index	49.79%
(reflects the performance of securities that represent the large-cap growth market)
Lipper Large-Cap Growth Funds Universe Average	46.06%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

What a difference a year makes

Few investors could have imagined how different the world would look today as compared to one year ago, when the stock market and economic environment seemed hopeless. It's hard to believe, but just one year ago, it felt to many that we were on the verge of one of the worst recessions and possibly depressions since the Great Depression. The economy was contracting, housing was in a freefall, corporations were aggressively reducing headcount, consumer confidence was shattered and consumer balance sheets were coming under attack as the equity markets made new lows every day. If we fast-forward to today, many things have changed significantly. It appears to us that the worst is well behind us, despite some ongoing concerns in the growing deficit and stubbornly high unemployment. Today, the economy seems to be on much more solid footing and most economists are gradually revising higher their forecasts for GDP for 2010, a big change from the draconian cuts we were seeing just one year ago. Consumer confidence readings are getting better and consumer spending has rebounded. Helping to fuel the improved confidence of consumers has been a modest stabilization in the housing environment, which, for many individuals, is their largest personal asset, outside of their 401(k) and retirement plans. With the year-over-year declines in housing prices moderating, this will go a long way towards improving the consumer's overall net worth position.

Portfolio changes throughout the fiscal year

We started this fiscal year very defensive and on our heels due to the economic malaise that we were dealing with in early 2009. We finished the March 31, 2009 period with 12.1 percent cash, but were uncertain if that would be enough to stave off a further downslide in the equity markets. As things gradually stabilized and the clouds slowly dissipated, we put a little more cash back to work, while still being cautious about the possibility of a double-dip recession or some kind of a W-shaped economic recovery, which likely would have taken us back to the lows set in early March 2009. The Fund ended the June quarter with just a little more than 9 percent cash. Fortunately, the double-dip recession did not unfold. The markets stabilized and the equity markets never fully retrenched back to their lows. The equity markets continued to march higher during the third quarter of 2009. We also became more confident in the economic environment and corporate profit picture and put another 500 basis points of cash in the Fund to work during the quarter, finishing the quarter with just a little more than 4 percent on the sidelines. As the fourth quarter unfolded, the internal battle we were dealing with was trying to better gauge how much of the good news was already priced into the equity markets. By the end of 2009, we had built back up a buffer of cash, approximately 9 percent. Our position had moved from more optimistic to one in which we were a little concerned with how far and how fast the broader equity markets had moved off their lows in March 2009. We felt a pullback or consolidation in the markets was needed and would look for that opportunity to put more money back to work. As the broader markets contracted in mid January and early February, we found opportunities to put some cash to work, and we finished the first quarter with about 2.5 percent cash. Our investment philosophy and strategy remain focused on owning companies that we believe can grow their business, generate high returns, take market share and are not dependent on capital markets to fund their growth.

Our outlook for the rest of the year

As we look forward to the rest of 2010, several things deserve special attention by investors. Probably the most important, given the current run in the equity markets, is the ongoing turnaround in the job environment. In March it was reported the United States added 162,000 jobs, a touch below the ever-rising whisper numbers, but regardless, it was the best number since March 2007, when we added 239,000 workers. With job security, we believe it is likely that the average consumer will start to spend and help sustain the current momentum we have experienced to date. Up to now, the labor markets have been rather subdued and disappointing. We suspect, however, that we will witness a much-improved labor market for the rest of 2010 and into 2011, as corporations realize they are understaffed relative to an improving demand environment. If this does not materialize, we will rethink our position for continued positive equity returns for the remainder of the year. Another critical variable to track is the housing market and continued stabilization and working off of excess inventory. Housing inventory is gradually coming down, and although we're not at equilibrium at this point, directionally, we're making strides. Over the remainder of 2010, assuming mortgage rates don't spike, we should continue to move towards a scenario in which housing prices could gradually start to improve in some markets.

Earnings upside expected for remainder of 2010

We've witnessed significant earnings revisions throughout 2009 and in the first quarter of 2010, as corporations did an exceptionally great job of pulling in costs during the downturn and aggressively rightsizing their companies for the slowdown that was developing during the back half of 2008 and into 2009. In the latter half of 2009, profits surprised in many cases, despite anemic top-line growth for most companies and industries. As 2010 unfolds and we're seeing a resurgence in domestic and global GDP numbers, we believe we should see an improvement in the top-line revenue growth of many of our holdings. We believe this should drive operating leverage, margin expansion and ultimately, earnings beats for the rest of 2010. The street still has not caught up fully with where earnings are likely to go, but there is no doubt they are getting closer. As we approach first-quarter earnings and quarterly updates by the companies, we should get a much better look into just how close reality and expectations have gotten. It's possible we might get some modest pullback for equities during earnings season as expectations have clearly moved up, but longer term, we believe the stage has likely been set for positive returns in the equity markets for 2010.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Capital Appreciation Fund.

PORTFOLIO HIGHLIGHTS
Ivy Capital Appreciation Fund

ALL DATA IS AS OF MARCH 31, 2010 (UNAUDITED)

Asset Allocation

Stocks	97.46%
Information Technology	32.17%
Consumer Staples	11.77%
Industrials	11.58%
Energy	11.01%
Financials	9.73%
Consumer Discretionary	8.15%
Health Care	6.54%
Materials	6.51%
Cash and Cash Equivalents	2.54%

Lipper Rankings

Category: Lipper Large-Cap Growth Funds	Rank	Percentile
1 Year	337/834	41
3 Year	642/729	88
5 Year	423/611	70

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Google Inc., Class A	Information Technology
Apple Inc.	Information Technology
Microsoft Corporation	Information Technology
Visa Inc., Class A	Information Technology
Hewlett-Packard Company	Information Technology
Gilead Sciences, Inc.	Health Care
Costco Wholesale Corporation	Consumer Staples
Schlumberger Limited	Energy
Monsanto Company	Materials
QUALCOMM Incorporated	Information Technology

See your advisor or www.ivyfunds.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Ivy Capital Appreciation Fund

(UNAUDITED)

Ivy Capital Appreciation Fund, Class A Shares(1)			$8,217
Russell 1000 Growth Index			$6,685
Lipper Large-Cap Growth Funds Universe Average			$7,737

DATE	IVY CAPITAL APPRECIATION FUND, CLASS A SHARES	RUSSELL 1000 GROWTH INDEX	LIPPER LARGE-CAP GROWTH FUNDS UNIVERSE AVERAGE

6/30/00	9,425	10,000	10,000
3/31/01	6,777	5,880	7,063
3/31/02	6,060	5,766	6,790
3/31/03	5,401	4,223	5,027
3/31/04	7,088	5,584	6,606
3/31/05	7,531	5,648	6,766
3/31/06	8,633	6,391	7,806
3/31/07	9,510	6,844	8,125
3/31/08	9,241	6,792	8,188
3/31/09	5,587	4,463	5,297
3/31/10	8,217	6,685	7,737

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class E	Class I	Class Y
1-year period ended 3-31-10	38.61%	41.57%	45.96%	38.98%	47.52%	47.00%
5-year period ended 3-31-10	0.56%	0.56%	0.95%	––	––	1.85%
10-year period ended 3-31-10	––	––	––	––	––	––
Since inception of Class(3) through 3-31-10	-1.99%	-2.44%	-2.32%	-6.64%	- 4.49%	3.26%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class I and Class Y shares are not subject to sales charges.

(3)6-30-00 for Class A shares, 7-13-00 for Class B shares, 7-6-00 for Class C shares, 4-2-07 for Class E and Class I shares and 9-15-04 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

DISCLOSURE OF EXPENSES
Ivy Funds, Inc.

(UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The Illustration of Fund Expenses for each Fund is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended March 31, 2010.

Actual Expenses

The first line for each share class in each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the tables. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the tables, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in each table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ILLUSTRATION OF FUND EXPENSES
Ivy Capital Appreciation Fund

(UNAUDITED)
For the Six Months Ended March 31, 2010	Beginning Account Value 9-30-09	Ending Account Value 3-31-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,108.20	1.25%	$6.54
Class B	$1,000	$1,103.50	2.11%	$11.04
Class C	$1,000	$1,104.30	1.98%	$10.42
Class E	$1,000	$1,108.70	1.15%	$6.01
Class I	$1,000	$1,109.70	0.88%	$4.64
Class Y	$1,000	$1,109.10	1.05%	$5.48
Based on 5% Return(2)
Class A	$1,000	$1,018.72	1.25%	$6.26
Class B	$1,000	$1,014.41	2.11%	$10.58
Class C	$1,000	$1,015.06	1.98%	$9.97
Class E	$1,000	$1,019.20	1.15%	$5.75
Class I	$1,000	$1,020.55	0.88%	$4.45
Class Y	$1,000	$1,019.70	1.05%	$5.25

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2010, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period.The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Ivy Capital Appreciation Fund (in thousands)

MARCH 31, 2010
COMMON STOCKS	Shares	Value
Aerospace & Defense - 5.25%
Boeing Company (The)	50	$3,631
General Dynamics Corporation	90	6,948
Precision Castparts Corp.	109	13,811
Rockwell Collins, Inc.	100	6,259
		30,649
Air Freight & Logistics - 1.27%
United Parcel Service, Inc., Class B	115	7,407

Apparel Retail - 0.14%
American Eagle Outfitters, Inc.	45	833

Apparel, Accessories & Luxury Goods - 1.11%
Under Armour, Inc., Class A (A)	220	6,470

Asset Management & Custody Banks - 3.13%
BlackRock, Inc., Class A	20	4,355
Invesco Ltd.	235	5,149
Janus Capital Group Inc.	610	8,717
		18,221
Biotechnology - 3.76%
Gilead Sciences, Inc. (A)	430	19,557
Vertex Pharmaceuticals Incorporated (A)	58	2,370
		21,927
Casinos & Gaming - 1.02%
Wynn Resorts, Limited	78	5,915

Communications Equipment - 5.47%
Cisco Systems, Inc. (A)	275	7,158
QUALCOMM Incorporated	350	14,697
Research In Motion Limited (A)	135	9,983
		31,838
Computer Hardware - 8.35%
Apple Inc. (A)	120	28,191
Hewlett-Packard Company	385	20,462
		48,653
Computer Storage & Peripherals - 1.11%
EMC Corporation (A)	125	2,255
NetApp, Inc. (A)	130	4,233
		6,488
Construction & Engineering - 0.88%
Fluor Corporation	110	5,116

Consumer Finance - 0.64%
American Express Company	90	3,713

Data Processing & Outsourced Services - 4.73%
MasterCard Incorporated, Class A	26	6,604
Visa Inc., Class A	230	20,937
		27,541
Diversified Chemicals - 0.94%
Dow Chemical Company (The)	185	5,470

Fertilizers & Agricultural Chemicals - 2.70%
Monsanto Company	220	15,712

Footwear - 1.14%
NIKE, Inc., Class B	90	6,615

General Merchandise Stores - 0.63%
Target Corporation	70	3,682

Health Care Distributors - 0.85%
McKesson Corporation	75	4,929

Health Care Equipment - 1.48%
Hologic, Inc. (A)	465	8,621

Home Improvement Retail - 0.96%
Lowe's Companies, Inc.	230	5,575

Hotels, Resorts & Cruise Lines - 0.72%
Starwood Hotels & Resorts Worldwide, Inc.	90	4,198

Household Products - 2.78%
Colgate-Palmolive Company	60	5,116
Procter & Gamble Company (The)	175	11,072
		16,188
Human Resource & Employment Services - 0.51%
Manpower Inc.	52	2,970

Hypermarkets & Super Centers - 2.87%
Costco Wholesale Corporation	280	16,719

Industrial Conglomerates - 1.68%
Textron Inc.	460	9,766

Integrated Oil & Gas - 0.93%
Exxon Mobil Corporation	30	2,009
Occidental Petroleum Corporation	40	3,382
		5,391
Internet Software & Services - 5.16%
Google Inc., Class A (A)	53	30,052

Investment Banking & Brokerage - 3.69%
Charles Schwab Corporation (The)	565	10,561
Goldman Sachs Group, Inc. (The)	54	9,214
Morgan Stanley	60	1,757
		21,532
IT Consulting & Other Services - 0.94%
Accenture plc, Class A	130	5,454

Oil & Gas Drilling - 1.26%
Transocean Inc. (A)	85	7,342

Oil & Gas Equipment & Services - 6.37%
Halliburton Company	335	10,094
Schlumberger Limited	260	16,500
Smith International, Inc. (B)	246	10,525
		37,119
Oil & Gas Exploration & Production - 2.45%
Noble Energy, Inc.	50	3,650
Southwestern Energy Company (A)	95	3,868
Ultra Petroleum Corp. (A)	130	6,062
XTO Energy Inc.	15	708
		14,288
Other Diversified Financial Services - 1.54%
JPMorgan Chase & Co.	200	8,950

Pharmaceuticals - 0.45%
Allergan, Inc.	40	2,613

Railroads - 1.99%
Union Pacific Corporation	158	11,567

Restaurants - 2.31%
McDonald's Corporation	202	13,478

Semiconductor Equipment - 0.13%
Lam Research Corporation (A)	20	746

Semiconductors - 1.57%
Broadcom Corporation, Class A	50	1,659
Microchip Technology Incorporated	265	7,462
		9,121
Soft Drinks - 3.01%
Coca-Cola Company (The)	125	6,875
Hansen Natural Corporation (A)	70	3,037
PepsiCo, Inc.	115	7,608
		17,520
Specialized Consumer Services - 0.12%
H&R Block, Inc.	40	712

Specialized Finance - 0.73%
CME Group Inc.	14	4,267

Specialty Chemicals - 2.87%
Albemarle Corporation	171	7,269
Ecolab Inc.	215	9,450
		16,719
Systems Software - 4.72%
Microsoft Corporation (B)	940	27,514

Tobacco - 3.10%
Altria Group, Inc.	195	4,001
Lorillard, Inc.	87	6,546
Philip Morris International Inc.	145	7,562
		18,109

TOTAL COMMON STOCKS - 97.46%		$567,710
(Cost: $501,716)

SHORT-TERM SECURITIES	Principal
Commercial Paper (C) - 1.81%
CVS Caremark Corporation,
0.240%, 4-12-10	$2,000	2,000
Ecolab Inc.,
0.000%, 4-1-10	3,098	3,098
Sonoco Products Co.,
0.000%, 4-1-10	5,492	5,492
		10,590
Master Note - 0.16%
Toyota Motor Credit Corporation,
0.134%, 4-1-10 (D)	913	913

Municipal Obligations - 0.08%
Municipal Electric Authority of Georgia,
0.240%, 4-5-10	453	453

TOTAL SHORT-TERM SECURITIES - 2.05%		$11,956
(Cost: $11,956)

TOTAL INVESTMENT SECURITIES - 99.51%		$579,666
(Cost: $513,672)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.49%		2,876

NET ASSETS - 100.00%		$582,542

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B)Securities serve as cover or collateral for the following written options outstanding at March 31, 2010:

Underlying Security	Counterparty	Contracts Subject to Call	Expiration Month	Exercise Price	Premium Received	Market Value
Apple Inc.	Morgan Stanley Smith Barney LLC	––*	April 2010	$230.00	$16		$(72)
MasterCard Incorporated, Class A	Morgan Stanley Smith Barney LLC	––*	April 2010	260.00	1		(3)
Smith International, Inc.:	Morgan Stanley Smith Barney LLC	––*	April 2010	35.00	18		(235)
	Morgan Stanley Smith Barney LLC	––*	April 2010	36.00	––	*	(2)
	Morgan Stanley Smith Barney LLC	––*	April 2010	37.00	17		(178)
Visa Inc., Class A	Morgan Stanley Smith Barney LLC	––*	June 2010	100.00	21		(23)

					$73		$(513)
Underlying Security	Counterparty	Contracts Subject to Put	Expiration Month	Exercise Price	Premium Received	Market Value
Visa Inc., Class A	Morgan Stanley Smith Barney LLC	––*	June 2010	$70.00	$23	$(5)

*Not shown due to rounding.

(C)Rate shown is the yield to maturity at March 31, 2010.

(D)Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010. Date shown represents the date that the variable rate resets.

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Ivy Core Equity Fund

(UNAUDITED)

Below, Erik R. Becker, CFA, and Gustaf C. Zinn, CFA, portfolio managers of the Ivy Core Equity Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2010. They have each managed the Fund for four years. Both men have 11 years of industry experience.

Erik R. Becker

Gustaf C. Zinn

Fiscal year performance

For the 12 Months Ended March 31, 2010
Ivy Core Equity Fund (Class C shares)	46.70%
Benchmark(s) and/or Lipper Category
S&P 500 Index	49.80%
(reflects the performance of securities that represent the overall stock market)
Lipper Large-Cap Core Funds Universe Average	48.25%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

A strong market comeback

During the previous 12 months the stock market has clearly voted that the United States government's many responses to the worst recession in a generation were more right than wrong. The past year's moves of TARP, TALF and buying of mortgages and treasuries, amongst others, while nontraditional, proved effective at further easing monetary conditions even after the Federal funds rate had been lowered to zero. Today, the economy looks to be in a strong cyclical upswing and confidence continues to improve for CEOs and consumers. This should lead to hiring and consumption growth, two key ingredients for a sustainable economic recovery.

Due to the significant depth of the past recession, it is not surprising that any type of recovery would be met with major skepticism. After the economy bottomed roughly a year ago, it became common consensus that the United States could at best hope for a muted, jobless recovery with a decent chance of a double dip recession. This consensus included a world called the "new normal" one in which any recovery would be punk, as companies would be afraid to hire and consumption would suffer as consumers were solely focused on reducing debt after a decade of spending fueled by home equity gains. Even with gross domestic product growth of 4 percent in the second half of calendar 2009, consensus calls for slowing growth of about 2.5 percent for calendar 2010 and less growth in 2011. We predict higher. A year ago, companies were in a panic, slashing inventories and employment to conserve cash. As the economy improved, companies' first reaction was to produce more without hiring more. Taking into account 7.5 percent U.S. productivity growth over the past year versus a 6-year average of 2 percent, it is becoming increasingly clear to us that doing more with less has run its course and hiring is set to increase.

The Employment Diffusion Index, which typically leads hiring intentions and measures the share of industries planning to boost headcount, registered a reading of 60 (a reading of 50 is neutral), a level typically consistent with a monthly 250,000 increase in employment headcount. This positive 250,000 level, if seen over the next few months, would be well above consensus expectations of positive 100,000, after adjusting for the temporary hiring related to census workers. This development should officially end the "new normal" debate.

During the year ended March 31, 2010, all market sectors posted strong positive returns. Gains were most pronounced among the financials, industrials, and consumer discretionary sectors, all of which were up more than 70 percent during the 12-month period. Absolute performance was driven by holdings in the market-leading financials and consumer discretionary sectors. Performance also was helped by limited exposure to the health care and utilities sectors, both of which lagged. Performance related specifically to stock selection was hurt across most sectors as the initial move post the significant market decline favored lower-quality companies that the Fund has traditionally avoided. The only material change to holdings resulted from our effort to increase the Fund's cyclical exposure as we became convinced the economy was recovering.

Going forward

In our opinion, the next issue facing the equity market will be building inflationary pressures at a time when interest rates are set to increase, an often times negative development for stock prices. We believe that fears of a double-dip recession on a Monday cannot be replaced by inflationary fears on a Wednesday. In other words, after such a deep recession, inflationary pressures will likely take time to develop. At this time, the high level of unemployment and low capacity utilization provide ample slack in the economy. In our view, all this adds up to more good than bad for the equity market in the year ahead.

We continue to focus on companies that have both the opportunity to exceed multi-year earnings forecasts and are in strong competitive positions. We look to identify stocks that are beneficiaries of multi-year themes we view as underappreciated, as well as stocks with their own company specific drivers for earnings outperformance. Currently, the most prominent themes include credit loss normalization in the financial sector, mobile computing adoption, and rebounding consumer spending. Stocks held by the Fund that we believe have underappreciated company-specific drivers for earnings outperformance include Amgen Inc., The Estee Lauder Companies Inc. and The Dow Chemical Company.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Core Equity Fund.

PORTFOLIO HIGHLIGHTS
Ivy Core Equity Fund

ALL DATA IS AS OF MARCH 31, 2010 (UNAUDITED)

Asset Allocation

Stocks	91.12%
Financials	21.39%
Information Technology	18.92%
Consumer Discretionary	11.90%
Industrials	11.15%
Consumer Staples	8.89%
Energy	8.35%
Health Care	6.68%
Materials	3.84%
Cash and Cash Equivalents	8.88%

Lipper Rankings

Category: Lipper Large-Cap Core Funds	Rank	Percentile
1 Year	534/930	58
3 Year	139/799	18
5 Year	162/664	25
10 Year	242/387	63

Past performance is no guarantee of future results. Rankings are for Class C shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Capital One Financial Corporation	Financials
Wells Fargo & Company	Financials
Bank of America Corporation	Financials
Hewlett-Packard Company	Information Technology
Amgen Inc.	Health Care
Textron Inc.	Industrials
Union Pacific Corporation	Industrials
Nordstrom, Inc.	Consumer Discretionary
Dow Chemical Company (The)	Materials
Coca-Cola Company (The)	Consumer Staples

See your advisor or www.ivyfunds.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Ivy Core Equity Fund

(UNAUDITED)

Ivy Core Equity Fund, Class C Shares(1)			$9,181
S&P 500 Index			$9,343
Lipper Large-Cap Core Funds Universe Average			$9,918

DATE	IVY CORE EQUITY FUND, CLASS C SHARES	S&P 500 INDEX	LIPPER LARGE-CAP CORE FUNDS UNIVERSE AVERAGE

3/31/00	10,000	10,000	10,000
3/31/01	8,360	7,814	8,372
3/31/02	8,031	7,831	8,385
3/31/03	5,941	5,892	6,337
3/31/04	7,169	7,962	8,500
3/31/05	7,957	8,495	9,038
3/31/06	8,957	9,492	10,134
3/31/07	9,647	10,615	11,190
3/31/08	9,722	10,075	10,629
3/31/09	6,258	6,237	6,690
3/31/10	9,181	9,343	9,918

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class E	Class I	Class Y
1-year period ended 3-31-10	39.34%	42.21%	46.70%	39.52%	48.34%	48.15%
5-year period ended 3-31-10	2.48%	2.52%	2.90%	––	––	3.87%
10-year period ended 3-31-10	––	––	-0.85%	––	––	0.08%
Since inception of Class(3) through 3-31-10	-0.79%	-1.29%	––	-2.92%	-0.13%	––

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class I and Class Y shares are not subject to sales charges.

(3)7-3-00 for Class A shares, 7-11-00 for Class B shares and 4-2-07 for Class E and Class I shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Ivy Core Equity Fund

(UNAUDITED)

For the Six Months Ended March 31, 2010	Beginning Account Value 9-30-09	Ending Account Value 3-31-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,103.70	1.39%	$7.26
Class B	$1,000	$1,097.60	2.48%	$12.90
Class C	$1,000	$1,098.80	2.17%	$11.33
Class E	$1,000	$1,104.70	1.35%	$7.05
Class I	$1,000	$1,107.00	0.98%	$5.16
Class Y	$1,000	$1,104.60	1.23%	$6.42
Based on 5% Return(2)
Class A	$1,000	$1,018.01	1.39%	$6.96
Class B	$1,000	$1,012.58	2.48%	$12.38
Class C	$1,000	$1,014.09	2.17%	$10.88
Class E	$1,000	$1,018.20	1.35%	$6.76
Class I	$1,000	$1,020.03	0.98%	$4.95
Class Y	$1,000	$1,018.79	1.23%	$6.16

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2010, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Ivy Core Equity Fund (in thousands)

MARCH 31, 2010

COMMON STOCKS	Shares	Value
Advertising - 0.72%
Omnicom Group Inc.	39	$1,498

Asset Management & Custody Banks - 1.39%
Blackstone Group L.P. (The)	206	2,884

Biotechnology - 3.74%
Amgen Inc. (A)	130	7,781

Broadcasting - 2.36%
CBS Corporation, Class B	352	4,901

Casinos & Gaming - 0.26%
Wynn Resorts, Limited	7	544

Communications Equipment - 2.06%
Juniper Networks, Inc. (A)	18	563
QUALCOMM Incorporated	88	3,708
		4,271
Computer Hardware - 4.71%
Apple Inc. (A)	7	1,691
Hewlett-Packard Company	152	8,090
		9,781
Computer Storage & Peripherals - 1.19%
NetApp, Inc. (A)	76	2,478

Construction & Farm Machinery & Heavy Trucks - 1.41%
PACCAR Inc	67	2,917

Consumer Finance - 4.65%
Capital One Financial Corporation	233	9,657

Data Processing & Outsourced Services - 2.77%
MasterCard Incorporated, Class A	9	2,159
Visa Inc., Class A	40	3,596
		5,755
Department Stores - 5.30%
Macy's Inc.	221	4,805
Nordstrom, Inc.	151	6,185
		10,990
Diversified Banks - 5.25%
Comerica Incorporated	53	2,019
Wells Fargo & Company	285	8,871
		10,890
Diversified Chemicals - 2.82%
Dow Chemical Company (The)	198	5,858

General Merchandise Stores - 1.24%
Target Corporation	49	2,567

Health Care Equipment - 0.98%
Baxter International Inc.	35	2,031

Hotels, Resorts & Cruise Lines - 1.75%
Starwood Hotels & Resorts Worldwide, Inc.	78	3,629

Hypermarkets & Super Centers - 1.82%
Costco Wholesale Corporation	63	3,780

Industrial Conglomerates - 3.46%
Textron Inc.	340	7,207

Industrial Machinery - 3.10%
Eaton Corporation	15	1,143
Parker Hannifin Corporation	82	5,283
		6,426
Internet Retail - 0.27%
Amazon.com, Inc. (A)	4	568

Investment Banking & Brokerage - 3.43%
Charles Schwab Corporation (The)	230	4,294
Lazard Group LLC	79	2,831
		7,125
IT Consulting & Other Services - 0.25%
Accenture plc, Class A	12	516

Oil & Gas Equipment & Services - 5.51%
Halliburton Company	168	5,059
Schlumberger Limited	69	4,371
Smith International, Inc.	47	1,994
		11,424
Oil & Gas Exploration & Production - 2.85%
Noble Energy, Inc.	42	3,066
Southwestern Energy Company (A)	70	2,856
		5,922
Other Diversified Financial Services - 6.66%
Bank of America Corporation	479	8,545
JPMorgan Chase & Co.	119	5,306
		13,851
Personal Products - 2.50%
Estee Lauder Companies Inc. (The), Class A	80	5,183

Pharmaceuticals - 1.96%
Teva Pharmaceutical Industries Limited, ADR	64	4,062

Railroads - 3.18%
Union Pacific Corporation	90	6,604

Semiconductor Equipment - 3.24%
Applied Materials, Inc.	379	5,106
Lam Research Corporation (A)	43	1,612
		6,718
Semiconductors - 4.70%
Altera Corporation	65	1,583
Intel Corporation	183	4,083
Microchip Technology Incorporated	145	4,091
		9,757
Soft Drinks - 2.65%
Coca-Cola Company (The)	100	5,505

Steel - 1.02%
ArcelorMittal	48	2,116

Tobacco - 1.92%
Philip Morris International Inc.	76	3,980

TOTAL COMMON STOCKS - 91.12%		$189,176
(Cost: $159,705)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) - 2.56%
McCormick & Co. Inc.,
0.000%, 4-1-10	$5,300	5,300

Master Note - 2.00%
Toyota Motor Credit Corporation,
0.134%, 4-1-10 (C)	4,157	4,157

TOTAL SHORT-TERM SECURITIES - 4.56%		$9,457
(Cost: $9,457)

TOTAL INVESTMENT SECURITIES - 95.68%		$198,633
(Cost: $169,162)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 4.32%		8,976

NET ASSETS - 100.00%		$207,609

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B) Rate shown is the yield to maturity at March 31, 2010.

(C)Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010. Date shown represents the date that the variable rate resets.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Ivy Large Cap Growth Fund

(UNAUDITED)

Below, Daniel P. Becker, CFA, and Philip J. Sanders, CFA, portfolio managers of the Ivy Large Cap Growth Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2010. Mr. Becker has managed the Fund since its inception and has 21 years of industry experience. Mr. Sanders has managed the Fund for four years and has 21 years of industry experience.

Daniel P. Becker

Philip J. Sanders

Fiscal year performance

For the 12 Months Ended March 31, 2010
Ivy Large Cap Growth Fund (Class A shares at net asset value)	36.63%
Benchmark(s) and/or Lipper Category
Russell 1000 Growth Index	49.79%
(reflects the performance of securities that represent the large-cap growth market)
Lipper Large-Cap Growth Funds Universe Average	46.06%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

A dramatic year for equities

Ivy Large Cap Growth Fund posted a strong positive return during the fiscal year as the U.S. financial system stabilized and investor confidence in the sustainability of the economic recovery continued to build. The market experienced a historic rebound off the early March lows, surging about 65 percent off the bottom to end 2009 near its highs for the year. Despite the Fund's healthy absolute return, its performance meaningfully lagged the benchmark Russell 1000 Growth Index return. The Fund's underperformance was driven by several factors. First, relative performance was hampered by the Fund's ongoing focus on what we believe are high-quality companies with structurally advantaged business models. This strategy served as a headwind in 2009 as the market rally was largely led by lower-quality, higher-beta stocks of companies whose business models were the most distressed and valuations were the most depressed. Once market conditions stabilized and prospects for an economic recovery improved, these low-quality companies experienced a much more dramatic rebound than the dominant market leaders with strong balance sheets that many investors had previously favored. Relative fund performance was also hindered by unfavorable stock selection in the consumer discretionary and health care sectors, as key holdings including McDonald's Corporation, The Home Depot, Inc., Gilead Sciences, Inc. and Abbott Laboratories lagged the broad market advance. Additional holdings posting disappointing relative performance included Wells Fargo & Company, Wal-Mart Stores, Inc., General Dynamics Corparation and Monsanto Company. On a positive note, the Fund did benefit from favorable stock selection in the energy sector and strong performance from key technology holdings.

An improving investment landscape

The strong market rebound in 2009 clearly provided a favorable backdrop for Fund performance. While the early underpinnings of the rally were rooted in the stabilization of global credit markets and renewed confidence in the U.S. financial system, the recent market advance appears to have been sustained by stronger-than-expected corporate profits, incrementally better employment data, strengthening confidence surveys and gradual improvements in the auto and housing markets. These factors appear to have all combined to reinforce the "positive feedback loop" in the economy and aid investor sentiment. The U.S. economy has emerged from one of the longest and deepest recessions in recent memory and is now once again experiencing solid growth. Our investment strategy has remained consistent over time and continues to focus on identifying what we feel are dominant companies that we believe can take a durable competitive advantage and sustain high levels of profitability and growth over the long term. While our high-quality focus did not particularly benefit the Fund's relative performance this year, we remain steadfast in our conviction regarding the merits of our investment philosophy and process.

Strategic reallocations

As the year unfolded, we became less defensive with respect to sector exposure and increasingly sought to position the Fund to benefit from the economic and corporate profit recovery. Areas of emphasis included the technology, consumer discretionary and financial sectors, as these sectors offer the best combination of valuation and earnings growth, in our view. The Fund has a significant stake in the technology sector, which appears particularly well positioned to benefit from the ongoing global economic rebound. We feel that many of these companies have a strong global presence, possess solid balance sheets, generate strong free cash flow and should benefit from a rebound in corporate spending and continued build out of advanced telecom networks. The Fund has small stakes in the consumer staples and health care sectors, given their more defensive growth attributes and lower degree of operating leverage in a recovering economy.

From recovery to sustainability

Although the market and economic recovery over the last year has clearly surpassed most expectations, notable headwinds such as high unemployment, the end of monetary and fiscal stimulus, increased regulation, consumer de-leveraging and the potential for higher taxes still remain. However, given the lean cost structures of many U.S. corporations, we expect operating leverage to be meaningful even with only a modest recovery in revenues. Consequently, we believe that corporate earnings could continue to surpass expectations, resulting in a profit recovery that could potentially prove to be more robust than the economic recovery. While cost cutting and inherent operating leverage have played a key role in the early stages of the profit recovery, we expect top-line growth will be an increasingly important driver to profit growth as the year progresses. In our view, this will benefit higher quality companies with strong balance sheets, superior margin profiles and structural advantages in the marketplace - precisely the types of companies we seek. We believe companies with these attributes have the best chance of emerging from the downturn in an even stronger competitive position relative to weakened competitors. As the market's focus shifts from "recovery" to "sustainability" in 2010, we are optimistic that our high-quality growth strategy will show improved relative performance.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Large Cap Growth Fund.

PORTFOLIO HIGHLIGHTS
Ivy Large Cap Growth Fund

ALL DATA IS AS OF MARCH 31, 2010 (UNAUDITED)

Asset Allocation

Stocks	98.89%
Information Technology	45.00%
Health Care	12.89%
Financials	12.89%
Consumer Discretionary	11.97%
Consumer Staples	5.40%
Energy	5.06%
Industrials	3.97%
Materials	1.71%
Cash and Cash Equivalents	1.11%

Lipper Rankings

Category: Lipper Large-Cap Growth Funds	Rank	Percentile
1 Year	783/834	94
3 Year	123/729	17
5 Year	80/611	14

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Apple Inc.	Information Technology
Cisco Systems, Inc.	Information Technology
Google Inc., Class A	Information Technology
Hewlett-Packard Company	Information Technology
JPMorgan Chase & Co.	Financials
Visa Inc., Class A	Information Technology
Microchip Technology Incorporated	Information Technology
Colgate-Palmolive Company	Consumer Staples
Schlumberger Limited	Energy
QUALCOMM Incorporated	Information Technology

See your advisor or www.ivyfunds.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Ivy Large Cap Growth Fund

(UNAUDITED)

Ivy Large Cap Growth Fund, Class A Shares(1)			$11,429
Russell 1000 Growth Index			$ 6,685
Lipper Large-Cap Growth Funds Universe Average			$ 7,737

DATE	IVY LARGE CAP GROWTH FUND, CLASS A SHARES	RUSSELL 1000 GROWTH INDEX	LIPPER LARGE-CAP GROWTH FUNDS UNIVERSE AVERAGE

6/30/00	9,425	10,000	10,000
3/31/01	9,023	5,880	7,063
3/31/02	8,766	5,766	6,790
3/31/03	6,891	4,223	5,027
3/31/04	8,823	5,584	6,606
3/31/05	9,080	5,648	6,766
3/31/06	11,050	6,391	7,806
3/31/07	11,250	6,844	8,125
3/31/08	12,636	6,792	8,188
3/31/09	8,365	4,463	5,297
3/31/10	11,429	6,685	7,737

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class E	Class I	Class R	Class Y
1-year period ended 3-31-10	28.78%	30.91%	35.35%	28.81%	36.86%	36.18%	36.69%
5-year period ended 3-31-10	3.48%	3.26%	3.77%	––	––	––	4.85%
10-year period ended 3-31-10	––	––	––	––	––	––	––
Since inception of Class(3) through 3-31-10	1.38%	0.67%	1.09%	-1.52%	0.93%	1.18%	2.14%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class I, Class R and Class Y shares are not subject to sales charges.

(3)6-30-00 for Class A shares, 7-6-00 for Class B shares, 7-3-00 for Class C shares, 4-2-07 for Class E and Class I shares, 12-29-05 for Class R shares and 7-6-00 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Ivy Large Cap Growth Fund

(UNAUDITED)

For the Six Months Ended March 31, 2010	Beginning Account Value 9-30-09	Ending Account Value 3-31-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,100.90	1.15%	$5.99
Class B	$1,000	$1,094.40	2.36%	$12.36
Class C	$1,000	$1,096.10	1.99%	$10.38
Class E	$1,000	$1,101.00	1.15%	$5.99
Class I	$1,000	$1,102.50	0.92%	$4.84
Class R	$1,000	$1,099.40	1.46%	$7.66
Class Y	$1,000	$1,101.20	1.06%	$5.57
Based on 5% Return(2)
Class A	$1,000	$1,019.20	1.15%	$5.75
Class B	$1,000	$1,013.15	2.36%	$11.88
Class C	$1,000	$1,014.99	1.99%	$9.97
Class E	$1,000	$1,019.19	1.15%	$5.75
Class I	$1,000	$1,020.35	0.92%	$4.65
Class R	$1,000	$1,017.67	1.46%	$7.36
Class Y	$1,000	$1,019.64	1.06%	$5.35

* Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2010, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Ivy Large Cap Growth Fund (in thousands)

MARCH 31, 2010

COMMON STOCKS	Shares		Value
Air Freight & Logistics - 0.97%
FedEx Corporation	95		$8,901

Application Software - 1.03%
salesforce.com, inc. (A)	127		9,477

Asset Management & Custody Banks - 2.63%
BlackRock, Inc., Class A	37		8,101
T. Rowe Price Group, Inc.	293		16,114
			24,215
Biotechnology - 2.67%
Gilead Sciences, Inc. (A)	539		24,527

Casinos & Gaming - 3.10%
Wynn Resorts, Limited	375		28,467

Communications Equipment - 8.02%
Cisco Systems, Inc. (A)	1,732		45,075
QUALCOMM Incorporated	683		28,683
			73,758
Computer Hardware - 11.76%
Apple Inc. (A)	278		65,217
Hewlett-Packard Company	807		42,865
			108,082
Computer Storage & Peripherals - 1.46%
NetApp, Inc. (A)	413		13,447

Construction & Farm Machinery & Heavy Trucks - 0.49%
Deere & Company	75		4,465

Consumer Finance - 1.79%
American Express Company	400		16,492

Data Processing & Outsourced Services - 7.28%
MasterCard Incorporated, Class A	105		26,594
Visa Inc., Class A	444		40,390
			66,984
Department Stores - 4.38%
Kohl's Corporation (A)	490		26,830
Nordstrom, Inc.	331		13,509
			40,339
Diversified Banks - 2.51%
Wells Fargo & Company	743		23,110

Electrical Components & Equipment - 2.51%
Emerson Electric Co.	460		23,142

Fertilizers & Agricultural Chemicals - 0.50%
Monsanto Company	65		4,628

General Merchandise Stores - 0.76%
Target Corporation	133		7,012

Health Care Equipment - 4.25%
Baxter International Inc.	156		9,091
Intuitive Surgical, Inc. (A)	60		20,714
Stryker Corporation	163		9,315
			39,120
Home Improvement Retail - 1.58%
Home Depot, Inc. (The)	448		14,496

Hotels, Resorts & Cruise Lines - 2.15%
Carnival Corporation	330		12,838
Starwood Hotels & Resorts Worldwide, Inc.	149		6,945
			19,783
Household Products - 3.97%
Colgate-Palmolive Company	428		36,517

Industrial Gases - 0.51%
Praxair, Inc.	56		4,656

Internet Software & Services - 4.77%
Google Inc., Class A (A)	77		43,887

Investment Banking & Brokerage - 1.55%
Charles Schwab Corporation (The)	141		2,632
Goldman Sachs Group, Inc. (The)	68		11,602
			14,234
IT Consulting & Other Services - 1.98%
Cognizant Technology Solutions Corporation, Class A (A)	357		18,185

Life Sciences Tools & Services - 1.34%
Thermo Fisher Scientific Inc. (A)	239		12,284

Oil & Gas Equipment & Services - 5.06%
Halliburton Company	280		8,445
Schlumberger Limited	510		32,359
Smith International, Inc.	134		5,717
			46,521
Other Diversified Financial Services - 4.41%
JPMorgan Chase & Co.	904		40,436

Personal Products - 1.43%
Estee Lauder Companies Inc. (The), Class A	203		13,149

Pharmaceuticals - 4.63%
Abbott Laboratories	243		12,797
Allergan, Inc.	37		2,391
Teva Pharmaceutical Industries Limited, ADR	434		27,396
			42,584
Semiconductors - 5.74%
Altera Corporation	100		2,426
Broadcom Corporation, Class A	344		11,427
Microchip Technology Incorporated	1,382		38,920
			52,773
Specialized Finance - 0.00%
CME Group Inc.	––	*	14

Specialty Chemicals - 0.70%
Ecolab Inc.	147		6,461

Systems Software - 2.96%
Microsoft Corporation	930		27,224

TOTAL COMMON STOCKS - 98.89%			$909,370
(Cost: $753,061)

SHORT-TERM SECURITIES - 0.32%	Principal
Master Note
Toyota Motor Credit Corporation,
0.134%, 4-1-10 (B)	$2,970		$2,970
(Cost: $2,970)

TOTAL INVESTMENT SECURITIES - 99.21%			$912,340
(Cost: $756,031)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.79%			7,223

NET ASSETS - 100.00%			$919,563

Notes to Schedule of Investments

* Not shown due to rounding.

(A)No dividends were paid during the preceding 12 months.

(B) Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010. Date shown represents the date that the variable rate resets.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Ivy Mid Cap Growth Fund

(UNAUDITED)

Below, Kimberly A. Scott, CFA, portfolio manager of the Ivy Mid Cap Growth Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2010. She has managed the Fund since its inception and has 23 years of industry experience.

Kimberly A. Scott

Fiscal year performance

For the 12 Months Ended March 31, 2010
Ivy Mid Cap Growth Fund (Class A shares at net asset value)	62.78%
Benchmark(s) and/or Lipper Category
Russell Mid-Cap Growth Index	63.00%
(reflects the performance of securities that represent the mid-cap sector of the stock market)
Lipper Mid-Cap Growth Funds Universe Average	56.24%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Strong sectors, strong returns

The mid-cap growth sector had a strong absolute return in the 12 months ended March 31, 2010. The stocks of medium- and small-size companies that are generally more exposed to economic stresses and credit market concerns rebounded strongly on the promise of improving economic prospects and healing credit markets.

Although the Fund slightly trailed its benchmark index, it outperformed its Lipper peer group (before sales charges) due to the Fund's overweight exposure to the front end of the economy on the conviction that it and the profit cycle was on the cusp of recovery. As such, the Fund has an overweight exposure to the consumer discretionary, information technology, energy and financials sectors. The consumer discretionary exposure made the most meaningful contribution to the Fund's outperformance as every one of its holdings in this sector posted gains, and all but eight of the Fund's 21 holdings in this sector outperformed the market.

The sector exposures that underperformed the benchmark were in the Fund's health care, industrials and energy names. There were very few negative performances among these groups, but generally the names in these three sectors underperformed their mid-cap growth counterparts.

Changes to the Fund's holdings included shifting to an underweight position in information technology in favor of a significantly overweight position in the industrials sector. We moved out of some positions in the consumer discretionary and information technology sectors as we reached some valuation and price targets given the outsized performance in those groups.

Due to a weak market, we conservatively held the Fund's cash position between 5 and 10 percent for much of the year. However, we were encouraged by a number of economic data points, both domestic and international, as we moved from first to second quarter. This led us to focus the Fund's investments on the front end of the economy to take advantage of an anticipated turn in economic and market conditions. As such, the Fund had an overweight exposure to the consumer discretionary, information technology and energy sectors early in the year. We also increased the Fund's exposure to the materials sector to try to take advantage of an economic turn here and in emerging markets. These were very important moves that positively impacted the Fund's return in 2009, as we were correct in our assessment that the economy and the stock markets were on the cusp of a turn for the better - and as it turned out, much better.

Self-sustaining recovery forecasted

We continue to be constructive in our outlook for the domestic and global economies, but recognize that the U.S. stock market has regained considerable ground in the last 12 months and valuations appear much less compelling, though still reasonable, across the market than last spring and early summer. In addition, government policies and the specter of higher taxes and higher interest rates cause concern and command greater attention as the valuation on the equity market increases. Nonetheless, we continue to see areas of investment opportunity in mid-cap equities, particularly those of companies more significantly exposed to the back end of the economy, such as in the industrials, energy and possibly the materials sectors.

We think the market will soon transition from a macroeconomic-event-driven recovery to a sustainable growth focus in which investors will need to identify specific companies that have superior growth and profitability prospects across the economic cycle. We are examining valuation and organic growth opportunities carefully across all sectors as we seek new investments.

We firmly believe that economic health is being restored worldwide, and that economies around the globe stand a very good chance of a successful shift from government stimulus-led recoveries to self-sustaining recoveries. We expect economic growth to be secularly slower in many parts of the world, including the United States, but that growth is likely to be more productive and more profitable than in the recent past.

Looking forward

We see a continued rebound in the global economy based on the ongoing effects of stimulus programs worldwide and an evolution to self-sustaining economic growth. The interest rate environment is still stimulative. However, we believe the course of interest rates and government policy and regulation are two areas to watch as sources of negative pressure on the markets. We also anticipate that the U.S. equity market will transition to a fundamentally focused "stock-picker's" market from the macroeconomic focus of the past two years. Current profitability profiles and demographic trends favor U.S. companies. Finally, we think domestic mid-cap growth companies can be superior investments in this environment, as they tend to be innovative leaders that take share in the broad and diverse U.S. economy, and they usually have significant exposure to vibrant global markets.

We will continue to overweight industrials in an attempt to take advantage of any economic recovery that is rolling from the front end of the economy to the back end. Across the portfolio we will concentrate less on sector calls and more on stock-specific investments as the market transitions to one that we believe rewards the stocks of companies with sustainable and innovative growth opportunities across the economic cycle.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Mid Cap Growth Fund.

PORTFOLIO HIGHLIGHTS
Ivy Mid Cap Growth Fund

ALL DATA IS AS OF MARCH 31, 2010 (UNAUDITED)

Asset Allocation

Stocks	96.31%
Consumer Discretionary	19.41%
Information Technology	19.12%
Industrials	19.04%
Financials	12.08%
Health Care	9.48%
Consumer Staples	7.25%
Energy	6.34%
Materials	2.09%
Utilities	1.50%
Cash and Cash Equivalents	3.69%

Lipper Rankings

Category: Lipper Mid-Cap Growth Funds	Rank	Percentile
1 Year	97/425	23
3 Year	48/377	13
5 Year	33/321	11

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Whole Foods Market, Inc.	Consumer Staples
Microchip Technology Incorporated	Information Technology
Fastenal Company	Industrials
Paychex, Inc.	Information Technology
Allergan, Inc.	Health Care
CB Richard Ellis Group, Inc., Class A	Financials
NetApp, Inc.	Information Technology
Meredith Corporation	Consumer Discretionary
Hologic, Inc.	Health Care
Solera Holdings, Inc.	Information Technology

See your advisor or www.ivyfunds.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Ivy Mid Cap Growth Fund

(UNAUDITED)
Ivy Mid Cap Growth Fund, Class A Shares(1)			$13,660
Russell Mid-Cap Growth Index			$ 9,115
Lipper Mid-Cap Growth Funds Universe Average			$10,579

DATE	IVY MID CAP GROWTH FUND, CLASS A SHARES	RUSSELL MID-CAP GROWTH INDEX	LIPPER MID-CAP GROWTH FUNDS UNIVERSE AVERAGE

6/30/00	9,425	10,000	10,000
3/31/01	8,871	5,899	7,431
3/31/02	8,723	6,170	7,715
3/31/03	6,531	4,560	5,739
3/31/04	8,901	6,824	8,278
3/31/05	9,782	7,391	8,767
3/31/06	12,328	9,068	10,900
3/31/07	12,808	9,696	11,331
3/31/08	12,504	9,254	11,026
3/31/09	8,392	5,592	6,771
3/31/10	13,660	9,115	10,579

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
Average Annual Total Return(2)	Class A	Class B	Class C	Class E	Class I	Class R	Class Y
1-year period ended 3-31-10	53.42%	57.08%	61.79%	53.49%	63.68%	62.76%	63.50%
5-year period ended 3-31-10	5.65%	5.62%	6.16%	––	––	––	7.31%
10-year period ended 3-31-10	––	––	––	––	––	––	––
Since inception of Class(3) through 3-31-10	3.25%	2.67%	3.06%	-0.29%	2.79%	3.99%	3.96%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class I, Class R and Class Y shares are not subject to sales charges.

(3)6-30-00 for Class A shares, 7-6-00 for Class B shares, 7-3-00 for Class C shares, 4-2-07 for Class E and Class I shares, 12-29-05 for Class R shares and 7-10-00 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Ivy Mid Cap Growth Fund

(UNAUDITED)

For the Six Months Ended March 31, 2010	Beginning Account Value 9-30-09	Ending Account Value 3-31-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,115.10	1.59%	$8.35
Class B	$1,000	$1,110.30	2.56%	$13.51
Class C	$1,000	$1,112.60	2.29%	$12.04
Class E	$1,000	$1,115.50	1.60%	$8.46
Class I	$1,000	$1,117.80	1.12%	$5.93
Class R	$1,000	$1,115.60	1.66%	$8.78
Class Y	$1,000	$1,117.30	1.25%	$6.56
Based on 5% Return(2)
Class A	$1,000	$1,016.99	1.59%	$7.97
Class B	$1,000	$1,012.15	2.56%	$12.88
Class C	$1,000	$1,013.51	2.29%	$11.48
Class E	$1,000	$1,016.96	1.60%	$8.07
Class I	$1,000	$1,019.33	1.12%	$5.65
Class R	$1,000	$1,016.67	1.66%	$8.37
Class Y	$1,000	$1,018.71	1.25%	$6.26

* Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2010, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Ivy Mid Cap Growth Fund (in thousands)

MARCH 31, 2010
COMMON STOCKS	Shares	Value
Air Freight & Logistics - 3.18%
C.H. Robinson Worldwide, Inc.	49	$2,743
Expeditors International of Washington, Inc.	142	5,242
		7,985
Apparel Retail - 4.53%
Coldwater Creek Inc. (A)	339	2,355
J. Crew Group, Inc. (A)	112	5,124
Urban Outfitters, Inc. (A)	103	3,921
		11,400
Apparel, Accessories & Luxury Goods - 2.17%
Columbia Sportswear Company	37	1,949
lululemon athletica inc. (A)	84	3,493
		5,442
Application Software - 3.98%
salesforce.com, inc. (A)	49	3,682
Solera Holdings, Inc.	141	5,444
SuccessFactors, Inc. (A)	46	869
		9,995
Auto Parts & Equipment - 1.12%
BorgWarner Inc. (A)	74	2,818

Computer Storage & Peripherals - 3.45%
NetApp, Inc. (A)	191	6,229
QLogic Corporation (A)	121	2,447
		8,676
Construction & Engineering - 0.97%
Quanta Services, Inc. (A)	127	2,429

Consumer Finance - 2.03%
Discover Financial Services	342	5,098

Data Processing & Outsourced Services - 2.77%
Paychex, Inc.	227	6,960

Department Stores - 0.95%
Nordstrom, Inc.	59	2,394

Distillers & Vintners - 1.61%
Brown-Forman Corporation, Class B	68	4,047

Electrical Components & Equipment - 3.06%
Cooper Industries, Ltd., Class A	46	2,193
Hubbell Incorporated, Class B	51	2,582
Roper Industries, Inc.	50	2,907
		7,682
Environmental & Facilities Services - 1.23%
Stericycle, Inc. (A)	57	3,082

Food Retail - 4.06%
Whole Foods Market, Inc. (A)	282	10,207

Gas Utilities - 1.50%
Equitable Resources, Inc.	92	3,774

Health Care Distributors - 1.43%
Henry Schein, Inc. (A)	61	3,590

Health Care Equipment - 5.28%
Hologic, Inc. (A)	323	5,995
Hospira, Inc. (A)	94	5,339
Intuitive Surgical, Inc. (A)	6	1,932
		13,266
Health Care Technology - 0.24%
Cerner Corporation (A)	7	608

Homefurnishing Retail - 1.23%
Williams-Sonoma, Inc.	117	3,083

Hotels, Resorts & Cruise Lines - 2.31%
Royal Caribbean Cruises Ltd. (A)	81	2,672
Starwood Hotels & Resorts Worldwide, Inc.	67	3,137
		5,809
Human Resource & Employment Services - 1.47%
Manpower Inc.	65	3,704

Industrial Machinery - 4.39%
Donaldson Company, Inc.	63	2,822
IDEX Corporation	152	5,026
Kaydon Corporation	85	3,207
		11,055
Insurance Brokers - 1.03%
Arthur J. Gallagher & Co.	106	2,596

Internet Software & Services - 1.37%
DealerTrack Holdings, Inc. (A)	201	3,434

Investment Banking & Brokerage - 1.46%
Greenhill & Co., Inc.	30	2,467
Lazard Group LLC	34	1,210
		3,677
Oil & Gas Drilling - 1.06%
Patterson-UTI Energy, Inc.	190	2,653

Oil & Gas Equipment & Services - 1.97%
Dresser-Rand Group Inc. (A)	77	2,432
National Oilwell Varco, Inc.	62	2,512
		4,944
Oil & Gas Exploration & Production - 3.31%
Noble Energy, Inc.	68	4,927
Petrohawk Energy Corporation (A)	67	1,358
Ultra Petroleum Corp. (A)	44	2,045
		8,330
Packaged Foods & Meats - 1.58%
Ralcorp Holdings, Inc. (A)	58	3,962

Paper Packaging - 1.10%
Sonoco Products Company	90	2,765

Pharmaceuticals - 2.53%
Allergan, Inc.	97	6,362

Publishing - 2.47%
Meredith Corporation	180	6,199

Real Estate Management & Development - 2.50%
CB Richard Ellis Group, Inc., Class A (A)	395	6,265

Regional Banks - 2.35%
Associated Banc-Corp	44	607
Signature Bank (A)	126	4,682
TCF Financial Corporation	39	624
		5,913
Restaurants - 2.54%
Chipotle Mexican Grill, Inc., Class A (A)	27	3,065
P.F. Chang's China Bistro, Inc. (A)	75	3,324
		6,389
Semiconductors - 6.00%
Linear Technology Corporation	152	4,290
Microchip Technology Incorporated	268	7,536
NVIDIA Corporation (A)	188	3,275
		15,101
Specialized Finance - 1.25%
CME Group Inc.	10	3,145

Specialty Chemicals - 0.99%
RPM International Inc.	116	2,478

Specialty Stores - 2.09%
PetSmart, Inc.	165	5,261

Systems Software - 1.55%
ArcSight, Inc. (A)	91	2,561
McAfee, Inc. (A)	34	1,344
		3,905
Thrifts & Mortgage Finance - 1.46%
People's United Financial, Inc.	235	3,682

Trading Companies & Distributors - 2.94%
Fastenal Company	154	7,386

Trucking - 1.80%
J.B. Hunt Transport Services, Inc.	67	2,414
Knight Transportation, Inc.	100	2,118
		4,532

TOTAL COMMON STOCKS - 96.31%		$242,083
(Cost: $200,841)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) - 1.59%
Wisconsin Electric Power Co.,
0.000%, 4-1-10	$4,002	4,002

Master Note - 1.69%
Toyota Motor Credit Corporation,
0.134%, 4-1-10 (C)	4,230	4,230

Municipal Obligations - 1.27%
Los Angeles, CA, Wastewater Sys Sub Rev Bonds, Var Rate Rfdg, Ser 2008-G (Bank of America, N.A.),
0.280%, 4-1-10 (C)	3,200	3,200

TOTAL SHORT-TERM SECURITIES - 4.55%		$11,432
(Cost: $11,432)

TOTAL INVESTMENT SECURITIES - 100.86%		$253,515
(Cost: $212,273)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.86%)		(2,156)

NET ASSETS - 100.00%		$251,359

Notes to Schedule of Investments

The following written options were outstanding as of March 31, 2010:

Underlying Security	Counterparty	Contracts Subject to Call	Expiration Month	Exercise Price	Premium Received	Market Value
lululemon athletica inc.	Credit Suisse	1	April 2010	$40.00	$52	$(192)

(A)No dividends were paid during the preceding 12 months.

(B)Rate shown is the yield to maturity at March 31, 2010.

(C)Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010. Date shown represents the date that the variable rate resets.

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Ivy Small Cap Growth Fund

(UNAUDITED)

Below, Gilbert C. Scott, CFA, portfolio manager of the Ivy Small Cap Growth Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2010. He has managed the Fund for six years and has 18 years of industry experience.

Effective April 1, 2010, Timothy Miller assumed portfolio management duties for the Ivy Small Cap Growth Fund. Gilbert C. Scott managed the Fund from 2003 through March 31, 2010.

Gilbert C. Scott

Fiscal year performance

For the 12 Months Ended March 31, 2010
Ivy Small Cap Growth Fund (Class C shares)	59.91%
Benchmark(s) and/or Lipper Category
Russell 2000 Growth Index	60.32%
(reflects the performance of small company growth stocks)
Lipper Small-Cap Growth Funds Universe Average	59.37%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Small caps dramatically outperform

Historically, when some confidence returned to the market after the deep decline, the small-cap asset class has performed well. The Fund's fiscal year ended March 31, 2010 was no exception. When volatility and high-yield credit spreads decline, as they have over this last year, it is an indication the market is getting more comfortable with risk. Small caps are a riskier asset class and thus performed well during the past year. Since the March 2009 low, the small cap growth asset class is up dramatically.

Sources of strength

The Fund's performance was just slightly outmatched by that of its index, the Russell 2000 Growth Index, for the year. The Fund benefited from actively increasing ownership in several companies that fell below $10 in price during the downturn. These companies performed very well during the upturn in 2009. The Fund also increased ownership in companies whose business models remained intact but whose price had become very appealing. Additionally, due to the severity of the market correction, the Fund was able to purchase franchise companies that were previously out of reach to small-cap investors.

The Fund also benefited in absolute terms from its overweight exposure to the consumer discretionary, information technology and energy sectors, all of which outperformed the benchmark. An underweight in the health care and industrial sectors proved to be helpful, as those sectors trailed the benchmark during the year. Strong stock selection in the industrial, financial, and health care sectors added to performance. Less-timely selection in the consumer discretionary and information technology sectors detracted from relative performance.

Focusing on quality

We increased the Fund's weighting in health care as the uncertainty on policy began to diminish and the appeal of many securities without overarching reimbursement concerns were supported by attractive valuation characteristics. We also increased our stake in the industrial sector, as we believe that some companies would deliver outsized earnings performance based on a more fixed-cost model accompanied by revenue increases. We lowered the Fund's exposure to the energy, materials and information technology sectors to reduce the weighting on cyclical industries, given their outperformance over the last year. We also sold several securities based on their dramatic appreciation.

Recovery continues, concerns linger

Provided the advance in the markets, we anticipate continued recovery, but the strength and composition of any recovery will be big factors for the market in the upcoming quarters. Thus far, the recovery has been supported by historic fiscal and monetary measures. The pace at which the economy can become self-sustaining and at what level will be important drivers of the market. An increase in bank lending and employment would be signs of a successful transition. Given the high level of leverage in the system and low inflation, we think the growth rate of this recovery may be more muted than historical ones. Profits should continue to be strong as cost cutting should be met with higher revenues, providing better margins.

Given the market's dramatic increase from its March 2009 low, a period of consolidation and/or a correction would not be surprising. Additionally, the market may transition to rewarding higher-quality companies as lower-quality companies were rewarded handsomely in the 2009 rally. We will continue to maintain a higher-quality posture and look for companies that can grow revenues and not just cut expenses to drive earnings.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Investing in small-cap stocks may carry more risk than investing in stocks of larger, more well-established companies. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Small Cap Growth Fund.

PORTFOLIO HIGHLIGHTS
Ivy Small Cap Growth Fund

ALL DATA IS AS OF MARCH 31, 2010 (UNAUDITED)

Asset Allocation

Stocks	94.31%
Information Technology	26.66%
Consumer Discretionary	22.93%
Health Care	15.77%
Industrials	13.30%
Financials	7.23%
Energy	6.89%
Consumer Staples	1.53%
Cash and Cash Equivalents	5.69%

Lipper Rankings

Category: Lipper Small-Cap Growth Funds	Rank	Percentile
1 Year	254/536	48
3 Year	68/472	15
5 Year	106/396	27
10 Year	90/223	41

Past performance is no guarantee of future results. Rankings are for Class C shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Capella Education Company	Consumer Discretionary
MICROS Systems, Inc.	Information Technology
Portfolio Recovery Associates, Inc.	Financials
NuVasive, Inc.	Health Care
Stratasys, Inc.	Information Technology
Zumiez Inc.	Consumer Discretionary
Volcano Corporation	Health Care
Graco Inc.	Industrials
Strayer Education, Inc.	Consumer Discretionary
Solera Holdings, Inc.	Information Technology

See your advisor or www.ivyfunds.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Ivy Small Cap Growth Fund

(UNAUDITED)
Ivy Small Cap Growth Fund, Class C Shares(1)			$10,218
Russell 2000 Growth Index			$ 8,577
Lipper Small-Cap Growth Funds Universe Average			$ 9,489

DATE	IVY SMALL CAP GROWTH FUND, CLASS C SHARES	RUSSELL 2000 GROWTH INDEX	LIPPER SMALL-CAP GROWTH FUNDS UNIVERSE AVERAGE

3/31/00	10,000	10,000	10,000
3/31/01	6,483	6,026	6,643
3/31/02	7,216	6,328	7,235
3/31/03	5,578	4,327	5,073
3/31/04	7,616	7,060	8,034
3/31/05	8,204	7,121	8,196
3/31/06	10,155	9,100	10,415
3/31/07	10,169	9,242	10,535
3/31/08	9,262	8,412	9,518
3/31/09	6,390	5,350	5,954
3/31/10	10,218	8,577	9,489

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
Average Annual Total Return(2)	Class A	Class B	Class C	Class E	Class I	Class R	Class Y
1-year period ended 3-31-10	51.76%	55.34%	59.91%	51.92%	61.82%	61.02%	61.43%
5-year period ended 3-31-10	3.95%	3.99%	4.49%	––	––	––	5.45%
10-year period ended 3-31-10	––	––	0.22%	––	––	––	1.14%
Since inception of Class(3) through 3-31-10	1.32%	1.13%	––	-1.45%	1.76%	2.56%	––

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class I, Class R and Class Y shares are not subject to sales charges.

(3)7-3-00 for Class A shares, 7-6-00 for Class B shares, 4-2-07 for Class E and Class I shares and 12-29-05 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Ivy Small Cap Growth Fund

(UNAUDITED)

For the Six Months Ended March 31, 2010	Beginning Account Value 9-30-09	Ending Account Value 3-31-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,159.70	1.62%	$8.75
Class B	$1,000	$1,153.40	2.72%	$14.64
Class C	$1,000	$1,156.60	2.26%	$12.18
Class E	$1,000	$1,160.00	1.56%	$8.42
Class I	$1,000	$1,161.80	1.10%	$5.94
Class R	$1,000	$1,159.70	1.64%	$8.85
Class Y	$1,000	$1,160.80	1.34%	$7.24
Based on 5% Return(2)
Class A	$1,000	$1,016.85	1.62%	$8.17
Class B	$1,000	$1,011.38	2.72%	$13.68
Class C	$1,000	$1,013.68	2.26%	$11.38
Class E	$1,000	$1,017.16	1.56%	$7.87
Class I	$1,000	$1,019.46	1.10%	$5.55
Class R	$1,000	$1,016.76	1.64%	$8.27
Class Y	$1,000	$1,018.26	1.34%	$6.76
* Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2010, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

 (2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.
See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Ivy Small Cap Growth Fund (in thousands)

MARCH 31, 2010

COMMON STOCKS	Shares	Value
Aerospace & Defense - 1.75%
Ladish Co., Inc. (A)	375	$7,556

Apparel Retail - 3.70%
Zumiez Inc. (A)	780	15,990

Apparel, Accessories & Luxury Goods - 2.54%
Under Armour, Inc., Class A (A)	373	10,966

Application Software - 10.95%
ACI Worldwide, Inc. (A)	526	10,839
FactSet Research Systems, Inc.	132	9,650
SolarWinds, Inc. (A)	150	3,249
Solera Holdings, Inc.	305	11,772
Sonic Solutions (A)	804	7,534
Ultimate Software Group, Inc. (The) (A)	126	4,155
		47,199
Auto Parts & Equipment - 2.35%
LKQ Corporation (A)	499	10,138

Automotive Retail - 2.20%
O'Reilly Automotive, Inc. (A)	227	9,472

Casinos & Gaming - 1.94%
Bally Technologies, Inc. (A)	206	8,352

Computer Hardware - 3.99%
Stratasys, Inc. (A)	706	17,204

Construction & Farm Machinery & Heavy Trucks - 1.69%
Westinghouse Air Brake Technologies Corporation	174	7,308

Education Services - 10.20%
Capella Education Company (A)	228	21,211
K12 Inc. (A)	487	10,812
Strayer Education, Inc.	49	12,005
		44,028
Electrical Components & Equipment - 1.71%
General Cable Corporation (A)	273	7,371

Electronic Components - 2.29%
DTS, Inc. (A)	291	9,900

Health Care Equipment - 11.28%
Hologic, Inc. (A)	452	8,373
NuVasive, Inc. (A)	402	18,188
ResMed Inc. (A)	136	8,675
Volcano Corporation (A)	554	13,389
		48,625
Health Care Services - 1.22%
Healthways, Inc. (A)	328	5,265

Health Care Supplies - 0.60%
Merit Medical Systems, Inc. (A)	170	2,596

Health Care Technology - 1.16%
Phase Forward Incorporated (A)	383	5,001

Home Entertainment Software - 0.79%
Rosetta Stone Inc. (A)	144	3,417

Industrial Machinery - 3.03%
Graco Inc.	409	13,088

Internet Software & Services - 1.02%
CyberSource Corporation (A)	249	4,394

Investment Banking & Brokerage - 2.71%
Greenhill & Co., Inc.	142	11,690

Life Sciences Tools & Services - 1.51%
Illumina, Inc. (A)	168	6,531

Oil & Gas Equipment & Services - 6.89%
CARBO Ceramics Inc.	52	3,242
Core Laboratories N.V.	72	9,418
Dril-Quip, Inc. (A)	158	9,624
Oceaneering International, Inc. (A)	50	3,160
Superior Energy Services, Inc. (A)	205	4,301
		29,745
Personal Products - 1.53%
Alberto-Culver Company	253	6,608

Research & Consulting Services - 0.92%
CoStar Group, Inc. (A)	96	3,982

Semiconductors - 2.92%
Intersil Corporation, Class A Shares	275	4,056
Semtech Corporation (A)	489	8,523
		12,579
Specialized Finance - 4.52%
Portfolio Recovery Associates, Inc. (A)	355	19,506

Systems Software - 4.70%
MICROS Systems, Inc. (A)	617	20,284

Trucking - 4.20%
Knight Transportation, Inc.	424	8,942
Landstar System, Inc.	217	9,126
		18,068

TOTAL COMMON STOCKS - 94.31%		$406,863
(Cost: $331,226)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) - 5.24%
Coca-Cola Company (The),
0.150%, 4-12-10	$5,000	5,000
Hewlett-Packard Company,
0.150%, 4-26-10	3,000	3,000
John Deere Credit Limited (John Deere Capital Corporation),
0.160%, 4-6-10	4,000	4,000
McCormick & Co. Inc.,
0.000%, 4-1-10	10,618	10,617
		22,617
Master Note - 0.51%
Toyota Motor Credit Corporation,
0.134%, 4-1-10 (C)	2,200	2,200

TOTAL SHORT-TERM SECURITIES - 5.75%		$24,817
(Cost: $24,817)

TOTAL INVESTMENT SECURITIES - 100.06%		$431,680
(Cost: $356,043)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.06%)		(245)

NET ASSETS - 100.00%		$431,435

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B) Rate shown is the yield to maturity at March 31, 2010.

(C)Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010. Date shown represents the date that the variable rate resets.

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Ivy Tax-Managed Equity Fund

(UNAUDITED)

Below, Sarah C. Ross, CFA, portfolio manager of the Ivy Tax-Managed Equity Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2010. Ms. Ross has managed the Fund since its May 2009 inception and has 14 years of industry experience.

Sarah C. Ross

Fiscal year performance

Since the Fund's Inception on May 18, 2009 Through March 31, 2010
Ivy Tax-Managed Equity Fund (Class A shares at net asset value)	25.06%
Benchmark(s) and/or Lipper Category
Russell 1000 Growth Index	32.89%
(generally reflects the performance of securities that represent the equity market)
Lipper Large-Cap Growth Funds Universe Average	27.47%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.
Note: Lipper Large-Cap Growth Funds Universe Average reflects the period from May 31, 2009 to March 31, 2010.

Dramatic market reversal

The year ended March 31, 2010 proved to one of dramatic change in the investment markets. As the year began, the market was pricing in investors' worst fears. The housing bubble had burst, leaving millions of homeowners under water. Consumers and businesses had stopped spending as the global economy appeared on the brink of a potential worldwide recession. Financial institutions were seeing mounting losses and access to capital was dramatically impaired. Aggressive fiscal stimulus helped stabilize the banking system, improve access to capital and shore up consumer and business confidence.

In the spring of 2009, some of the lowest-quality businesses had the greatest fear priced into their valuations. As sentiment and earnings stabilized throughout the year, the stock market posted a strong rebound. Low-quality stocks in particular outperformed the rest of the market. Firms with high debt levels, low operating margins and negative free cash flow were in many cases priced to fail and had declined the most in the credit crisis. As the economic backdrop improved, these stocks behaved like coiled springs, posting dramatic rebounds. This upward trajectory continued during the year as corporate profits continued to improve on aggressive cost cutting. By the second half of 2009, some very early signs of revenue stabilization and recovery further propelled the stock market.

Sources of strength, weakness

Although Ivy Tax-Managed Equity Fund performed well in absolute terms, and all sectors to which the Fund was exposed contributed, the Fund underperformed its benchmark, the Russell 1000 Growth Index, for the period. Much of this underperformance can be attributed to the Fund's preference for higher-quality firms during a period in which lower-quality companies staged a great rally. The Fund's exposure to technology stocks, which represented its largest sector weighting and a relative overweight versus the index, contributed the most to performance. Top names in this arena included Apple Inc., QUALCOMM Incorporated, Google Inc. and Broadcom Corporation. Consumer discretionary, another sector in which the Fund was overweight, was also a significant source of absolute returns. Better security selection also played a role in the Fund's stronger relative showing in the beleaguered health care arena, where uncertainties about health care reform drove volatility. The Fund's stake in the materials sector, an underweight exposure and untimely stock selection, detracted the most from returns.

Continued recovery

We've now experienced three quarters of positive gross domestic product growth and believe the recovery is well under way. Corporate profits have rebounded off lows, and consumer spending is improving. In addition, there are early signs that payrolls may gradually improve as leading indicators rebound and business and consumer confidence improves. We expect the economy to continue its recovery in 2010, but at a measured pace relative to prior recoveries. The gradual unwinding of monetary and fiscal stimulus, increased regulation, and the potential for higher taxes relative to pre-crisis levels will be a headwind to economic growth. We expect corporate revenue improvement and at least some of the cost cutting in the downturn to hold, driving improving cash flow, margins and capital expenditures. Structurally advantaged businesses with strong margins, balance sheets and sustainable competitive advantages have emerged from the downturn positioned to take market share. We continue to focus the Fund on companies that we believe have a sustainable competitive advantage and that are particularly well positioned to maintain margins and take share in the current environment.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Tax-Managed Equity Fund.

PORTFOLIO HIGHLIGHTS
Ivy Tax-Managed Equity Fund

ALL DATA IS AS OF MARCH 31, 2010 (UNAUDITED)

Asset Allocation

Stocks	94.83%
Information Technology	33.37%
Health Care	15.48%
Consumer Discretionary	15.05%
Financials	9.27%
Consumer Staples	7.95%
Energy	7.36%
Industrials	3.90%
Materials	2.45%
Cash and Cash Equivalents	5.17%

Top 10 Equity Holdings

Company	Sector
Apple Inc.	Information Technology
Visa Inc., Class A	Information Technology
Microsoft Corporation	Information Technology
Hewlett-Packard Company	Information Technology
Goldman Sachs Group, Inc. (The)	Financials
Microchip Technology Incorporated	Information Technology
Google Inc., Class A	Information Technology
Schlumberger Limited	Energy
Cisco Systems, Inc.	Information Technology
Broadcom Corporation, Class A	Information Technology
See your advisor or www.ivyfunds.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Ivy Tax-Managed Equity Fund

(UNAUDITED)

Ivy Tax-Managed Equity Fund, Class A Shares(1)			$11,787
Russell 1000 Growth Index			$13,289
Lipper Large-Cap Growth Funds Universe Average(2)			$12,747

	IVY TAX-MANAGED EQUITY FUND, CLASS A SHARES	RUSSELL 1000 GROWTH INDEX	LIPPER LARGE-CAP GROWTH FUNDS UNIVERSE AVERAGE
5/18/2009	9,425	10,000	10,000
6/30/2009	9,808	10,322	10,034
9/30/2009	10,814	11,765	11,431
12/31/2009	11,382	12,699	12,233
3/31/2010	11,787	13,289	12,747

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index (including income) is not available, investment in the index was effected as of May 31, 2009.

Average Annual Total Return(3)	Class A	Class B	Class C	Class I	Class Y(4)
1-year period ended 3-31-10	––	––	––	36.15%	––
5-year period ended 3-31-10	––	––	––	5.02%	––
10-year period ended 3-31-10	––	––	––	––	––
Since inception of Class(5) through 3-31-10	––	––	––	0.82%	––
Cumulative return since inception of Class(5) through 3-31-10	17.87%	19.36%	23.36%	––	25.06%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class I and Class Y shares are not subject to sales charges.

(4)The return shown for Class Y is hypothetical, because there were no shares or assets for the period from July 28, 2009 through October 7, 2009. Class A data has been substituted for Class Y data during that period.

(5)5-18-09 for Class A, Class B, Class C and Class Y shares and 4-19-00 for Class I shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Class Y shares of Waddell & Reed Advisors Tax-Managed Equity Fund were reorganized as the Class I shares of Ivy Tax-Managed Equity Fund on May 18, 2009. The performance shown for periods prior to this date is that of the Class Y shares of Waddell & Reed Advisors Tax-Managed Equity Fund. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Tax-Managed Equity Fund. If those expenses were reflected, performance shown would differ.

BEFORE- AND AFTER-TAX RETURNS
Ivy Tax-Managed Equity Fund

(UNAUDITED)

Before- and After-Tax Returns(1)	1-year period ended 3-31-10	5-year period ended 3-31-10	10-year period ended 3-31-10	Since inception of Class(2) through 3-31-10
Class A
Before Taxes	––%	––%	––%	17.87%
After Taxes on Distributions	––%	––%	––%	17.87%
After Taxes on Distributions and Sale of Fund Shares	––%	––%	––%	11.61%
Class B
Before Taxes	––%	––%	––%	19.36%
After Taxes on Distributions	––%	––%	––%	19.36%
After Taxes on Distributions and Sale of Fund Shares	––%	––%	––%	12.59%
Class C
Before Taxes	––%	––%	––%	23.36%
After Taxes on Distributions	––%	––%	––%	23.36%
After Taxes on Distributions and Sale of Fund Shares	––%	––%	––%	14.19%
Class I
Before Taxes	36.15%	5.02%	––%	0.82%
After Taxes on Distributions	36.15%	5.02%	––%	0.79%
After Taxes on Distributions and Sale of Fund Shares	23.50%	4.33%	––%	0.68%
Class Y(3)
Before Taxes	––%	––%	––%	25.06%
After Taxes on Distributions	––%	––%	––%	25.06%
After Taxes on Distributions and Sale of Fund Shares	––%	––%	––%	16.29%
Russell 1000 Growth Index(4)	49.75%	3.42%	––%	- 4.21%

(1)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class I and Class Y shares are not subject to sales charges.

(2)5-18-09 for Class A, Class B, Class C and Class Y shares and 4-19-2000 for Class I shares (the date on which shares were first acquired by shareholders).

(3)The return shown for Class Y is hypothetical, because there were no shares or assets for the period from July 28, 2009 through October 7, 2009. Class A data has been substituted for Class Y data during that period.

(4)The Russell 1000 Growth Index since inception column reflects the index return for the life of the Fund's Class I shares and reflects no deduction for fees, expenses or taxes.

The table above shows average annual returns on a before-tax and after-tax basis. Returns Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Returns After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Returns After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

The Class Y shares of Waddell & Reed Advisors Tax-Managed Equity Fund were reorganized as the Class I shares of Ivy Tax-Managed Equity Fund on May 18, 2009. The performance shown for periods prior to this date is that of the Class Y shares of Waddell & Reed Advisors Tax-Managed Equity Fund. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Tax-Managed Equity Fund. If those expenses were reflected, performance shown would differ.

ILLUSTRATION OF FUND EXPENSES
Ivy Tax-Managed Equity Fund

(UNAUDITED)

For the Six Months Ended March 31, 2010	Beginning Account Value 9-30-09	Ending Account Value 3-31-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,090.00	2.61%	$13.59
Class B	$1,000	$1,087.20	3.10%	$16.07
Class C	$1,000	$1,087.20	3.11%	$16.18
Class I	$1,000	$1,091.90	2.11%	$10.98
Class Y	$1,000	$1,090.00	2.52%	$12.64
Based on 5% Return(2)
Class A	$1,000	$1,011.92	2.61%	$13.08
Class B	$1,000	$1,009.50	3.10%	$15.47
Class C	$1,000	$1,009.41	3.11%	$15.57
Class I	$1,000	$1,014.41	2.11%	$10.58
Class Y	$1,000	$1,012.38	2.52%	$12.68

* Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days (175 days for Class Y for the period Based on Actual Fund Return) in the six-month period ended March 31, 2010, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Ivy Tax-Managed Equity Fund (in thousands)

MARCH 31, 2010

COMMON STOCKS	Shares		Value
Air Freight & Logistics - 1.73%
FedEx Corporation	1		$84

Asset Management & Custody Banks - 1.23%
BlackRock, Inc., Class A	––	*	37
T. Rowe Price Group, Inc.	––	*	23
			60
Automotive Retail - 0.72%
AutoZone, Inc. (A)	––	*	35

Biotechnology - 2.49%
Gilead Sciences, Inc. (A)	3		121

Casinos & Gaming - 2.30%
Wynn Resorts, Limited	1		112

Communications Equipment - 5.14%
Cisco Systems, Inc. (A)	6		144
QUALCOMM Incorporated	3		106
			250
Computer Hardware - 8.15%
Apple Inc. (A)	1		237
Hewlett-Packard Company	3		159
			396
Computer Storage & Peripherals - 0.97%
NetApp, Inc. (A)	1		47

Construction & Farm Machinery & Heavy Trucks - 1.13%
Deere & Company	1		55

Data Processing & Outsourced Services - 6.34%
MasterCard Incorporated, Class A	––	*	109
Visa Inc., Class A	2		199
			308
Department Stores - 1.52%
Kohl's Corporation (A)	1		74

Diversified Banks - 1.50%
Wells Fargo & Company	2		73

Electrical Components & Equipment - 1.05%
Emerson Electric Co.	1		51

Fertilizers & Agricultural Chemicals - 0.91%
Monsanto Company	1		44

General Merchandise Stores - 1.46%
Target Corporation	1		71

Health Care Equipment - 3.79%
Baxter International Inc.	1		76
Intuitive Surgical, Inc. (A)	––	*	70
Stryker Corporation	1		38
			184
Health Care Supplies - 0.99%
DENTSPLY International Inc.	1		48

Home Improvement Retail - 3.00%
Home Depot, Inc. (The)	3		87
Lowe's Companies, Inc.	2		59
			146
Hotels, Resorts & Cruise Lines - 3.86%
Carnival Corporation	2		85
Starwood Hotels & Resorts Worldwide, Inc.	2		102
			187
Household Products - 2.72%
Colgate-Palmolive Company	2		132

Hypermarkets & Super Centers - 1.13%
Costco Wholesale Corporation	1		55

Industrial Gases - 0.35%
Praxair, Inc.	––	*	17

Internet Retail - 1.67%
Amazon.com, Inc. (A)	1		81

Internet Software & Services - 3.03%
Google Inc., Class A (A)	––	*	147

Investment Banking & Brokerage - 3.57%
Charles Schwab Corporation (The)	1		21
Goldman Sachs Group, Inc. (The)	1		152
			173
Life Sciences Tools & Services - 2.10%
Thermo Fisher Scientific Inc. (A)	2		102

Oil & Gas Drilling - 2.16%
Transocean Inc. (A)	1		105

Oil & Gas Equipment & Services - 5.21%
Halliburton Company	2		46
Schlumberger Limited	2		146
Smith International, Inc.	1		61
			253
Other Diversified Financial Services - 1.81%
JPMorgan Chase & Co.	2		88

Personal Products - 1.19%
Estee Lauder Companies Inc. (The), Class A	1		58

Pharmaceuticals - 6.11%
Abbott Laboratories	2		92
Allergan, Inc.	1		73
Ironwood Pharmaceuticals, Inc., Class A (A)	2		24
Teva Pharmaceutical Industries Limited, ADR	2		108
			297
Restaurants - 0.51%
YUM! Brands, Inc.	1		25

Semiconductors - 6.40%
Altera Corporation	1		24
Broadcom Corporation, Class A	4		138
Microchip Technology Incorporated	5		149
			311
Soft Drinks - 2.90%
Coca-Cola Company (The)	2		97
PepsiCo, Inc.	1		44
			141
Specialized Finance - 1.17%
IntercontinentalExchange, Inc. (A)	1		57

Specialty Chemicals - 1.19%
Ecolab Inc.	1		58

Systems Software - 3.33%
Microsoft Corporation	6		162

TOTAL COMMON STOCKS - 94.83%			$4,608
(Cost: $3,939)

SHORT-TERM SECURITIES - 4.12%	Principal
Master Note
Toyota Motor Credit Corporation,
0.134%, 4-1-10 (B)	$200		$200
(Cost: $200)

TOTAL INVESTMENT SECURITIES - 98.95%			$4,808
(Cost: $4,139)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.05%			51

NET ASSETS - 100.00%			$4,859

Notes to Schedule of Investments

*Not shown due to rounding.

(A)No dividends were paid during the preceding 12 months.

(B)Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010. Date shown represents the date that the variable rate resets.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts
Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Ivy Asset Strategy Fund

(UNAUDITED)

Below, Michael L. Avery and Ryan F. Caldwell, portfolio managers of the Ivy Asset Strategy Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2010. Mr. Avery has managed the Fund for 13 years and he has 31 years of industry experience. Mr. Caldwell has managed the Fund for three years and he has 12 years of industry experience.

Michael L. Avery

Ryan F. Caldwell

Fiscal year performance

For the 12 Months Ended March 31, 2010
Ivy Asset Strategy Fund (Class C shares)	19.51%
Benchmark(s) and/or Lipper Category
S&P 500 Index	49.80%
(generally reflects the performance of large and medium-size U.S. stocks)
Citigroup Broad Investment Grade Index	6.44%
(generally reflects the performance of the bond market)
Citigroup Short-Term Index for 1 Month Certificates of Deposit	0.24%
(generally reflects cash)
Lipper Flexible Portfolio Funds Universe Average	37.53%
(generally reflects the performance of the universe of funds with similar investment objectives)
Lipper Global Flexible Portfolio Funds Universe Average	33.05%
(generally reflects the performance of the universe of funds with similar investment objectives)

Note: The Fund's Lipper Category changed from the Flexible Portfolio Funds Universe Average to the Global Flexible Portfolio Funds Universe Average effective March 1, 2010. Both category averages are shown in this year's report for comparison purposes.

Multiple Indexes are shown because the Fund invests in multiple asset classes.

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

What a difference a year makes

At the time of our last annual report to you, the global financial system teetered on the edge of collapse. The burgeoning credit crisis that devastated the markets throughout 2008 served as the catalyst for the greatest worldwide recession since the 1930s. But an important milestone had been reached just weeks earlier. On March 6, 2009, the Dow Jones Industrial Average broke below 6500 and the S&P 500 declined to 666.79. As alarming as that was, the market had found its floor.

Since then, markets have rallied impressively due to massive stimulus implemented by governments in many developed economies. Investment banks, particularly those that had received TARP assistance, announced positive first-quarter 2009 results, which in turn sparked a reversal in investor sentiment. Investors once again discovered their appetite for risk and demonstrated their preference for lower-quality or less financially secure businesses, driving a low-quality rally that ultimately drove up the prices of those businesses that had declined the most during the credit crisis. By May, news of improving earnings and better consumer sentiment about the global economic outlook bolstered equities. Global stocks fared even better due to renewed strength in developed markets and a powerful rise in emerging markets. The upward trajectory continued through the summer months.

During the third quarter of 2009, and for the first time in more than a year, U.S. gross domestic product registered positive growth, and the final quarter of 2009 saw improvements in rising home sales, better retail sales, less-negative employment trends and continued low interest rates. Manufacturing indices from Europe to Asia showed positive momentum, reflecting a potentially broad manufacturing recovery. Auto sales in places such as China surged as a burgeoning middle class there demonstrated its growing buying power. Strong investment in infrastructure in China also recovered, as did prices of commodities that support infrastructure build-out in that country.

The U.S. stock market's breathtaking decline and subsequent recovery were mirrored by the bond market, which staged its own roller coaster ride. In early 2009, the credit markets were virtually frozen and investors sought the relative safety of U.S. Treasuries, ultimately driving the yield curve to nearly unprecedented levels. As the year progressed, demand for corporate bonds increased, driving their prices higher and weighing on yields. At the same time, low interest rates had a negative effect on short-term instruments, such as money market funds.

As 2009 wound to a close, stock indices hit new recovery highs. Momentum continued into the first quarter of 2010, albeit at a somewhat slower pace. Although many economic indicators reflected continued recovery and stability in the U.S. economy, the global picture is perhaps a bit less encouraging, particularly in emerging markets. Central banks in China and India are now raising reserve requirements and we anticipate Brazil will likely hike interest rates soon. Efforts on the part of the Chinese government to slow growth and sidestep inflation, combined with escalating concerns about overseas sovereign debt, have resulted in increased volatility. We anticipate that this volatility will continue as central banks, both here and abroad, rein in quantitative easing and reduce policy measures.

Nonetheless, the year ended March 31, 2010, closed on a decidedly higher note, with the S&P 500 posting a 49.78 percent gain for the year. Developed markets, as represented by the Morgan Stanley Capital International Index (MSCI), returned 52.37 percent during the Fund's fiscal year, while the U.S. bond market, as represented by the Citigroup Broad Investment Grade Index, gained 6.44 percent.

A responsive, yet steadfast approach

We entered the year cautious and with a largely defensive posture. At the start of the period, the Fund's cash weighting was certainly much higher than it was at the end. We view cash as not only defensive, but as a form of hedge that enables us to capitalize on opportunities as they present themselves. We had a large hedge on the equities portion of the Fund; its fixed-income exposure heading into the period was approximately 13 percent.

As the period progressed and investor confidence grew, we began reducing cash and fixed income holdings and increased allocations into those equities we believed were likely to benefit from continued economic recovery in China. We favored banks, insurance companies and consumer/industrial companies we felt were likely to benefit from China's stimulus actions. It was a strategy that worked well for the Fund, as a number of these securities emerged as top contributors, particularly during the latter half of 2009. In general, we believe China's stimulus programs are likely to be effective. Asian consumers not only have healthy balance sheets, but are also enjoying rising incomes. We think they're more likely than not to increase their use of financial leverage over time. In retrospect, despite our actions, we likely were a little too defensive in the second calendar quarter and missed a bit of the growth out of the gate when sentiment abruptly turned.

The second half of calendar 2009 was largely positive. The equity portion of the Fund, which remained focused on the emerging middle class, was the primary driver of gains in the third quarter. We maintained a low fixed-income weighting and continued to reduce the Fund's cash position. Sectors in which the Fund was most heavily concentrated included consumer discretionary, financials and information technology, on the premise that they offer the greatest potential, despite a de-leveraging cycle on the part of the consumer.

Catalysts for change

At least two events worth noting occurred in the final quarter of 2009. The most important of those, in our view, was the evolving strength of the dollar. This was driven by improving investor sentiment, and the tendency for investment managers and investors who did well in 2009, particularly outside the United States, to rebalance their portfolios at year end and bring those profits home. This created a bit of a headwind for the Fund due to its hefty stake in gold bullion (10 percent of net assets as of March 31, 2010). The other event was the global response to an $80 billion debt default in Dubai, when the state-owned Dubai World development company asked for more time to pay its debts. The event, which initially shook global markets, served both as a harsh reminder that though the credit crisis may be forgotten, it's not gone, and reignited concerns about the economic dire straits facing some of the weakest European countries.

Those concerns intensified during the first quarter of 2010, prompting us to restructure the Fund to manage risk and preserve capital. Our primary concerns surround valuation in emerging markets that were looking expensive. Not having valuation as a tailwind has led to a steep downdraft in those markets. In response, we reduced the Fund's net equity exposure substantially, hedging downside risk through index futures instead of selling assets we deem to have long-term value. The preponderance of our futures positions are outside the U.S. markets, given our long-held global rebalancing theme. These index futures are highly liquid, which enables us to make or change positions quickly. They're also valued and cash-settled on a daily basis, thereby limiting third-party risk. We created a mix of futures contracts that match the Fund's underlying holdings.

The Fund benefited greatly in the first half of its fiscal year from its heavy stake in gold bullion, which has remained steady at around 10 to 15 percent of assets. We may pare this stake down a bit, due to the extent that the market in general is on board with the notion of gold as a currency play. In addition, when people are concerned about sovereign credit, the dollar has often become more attractive - a trend we witnessed in late 2009. We believe that we may see even more flight to the dollar in 2010. With respect to fixed income, although these products have outperformed equities over the last decade, we don't believe this trend to be sustainable. In our view, corporate bond spreads are tight and likely to grow tighter, and we think Treasuries are range bound (trending neither up or down), so equities simply look more attractive. We do not anticipate any near-term moves into fixed income.

A volatile year, credit concerns persist

We believe 2010 will likely be a volatile year for investors. What we went through 18 months ago was a crisis of confidence; confidence may well have been restored in the short term, but tremendous debt remains. It's just been absorbed by governments that injected massive fiscal stimulus to create liquidity. We are now encountering an environment in which volatility is punctuated by concern about what policy makers are going to do and what outcomes that may drive.

One of the significant themes we're anticipating in the months ahead is a transition from a liquidity-driven market to a "stock picker's" market. For that reason, we are less concerned with how the Fund is domiciled - its geographical exposure - than we are in identifying what we feel are the steady-growth companies that fit our criteria for sustainable competitive advantage. We believe the way to succeed in 2010 is to spend less time on the macro view and more time on micro analysis and individual security selection.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

The Fund may allocate from 0-100 percent of its assets between stocks, bonds and short-term instruments, across domestic and foreign securities; therefore, the Fund may invest up to 100 percent of its assets in foreign securities; International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

With regards to fixed income securities in which the Fund may invest, these are subject to interest rate risk and, as such, the net asset value of the Fund may fall as interest rates rise.

Because the Fund may concentrate its investments, the Fund may experience greater volatility than an investment with greater diversification. Investing in physical commodities, such as gold, exposes the Fund to other risk considerations such as potentially severe price fluctuations over short periods of time. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Asset Strategy Fund.

PORTFOLIO HIGHLIGHTS
Ivy Asset Strategy Fund

ALL DATA IS AS OF MARCH 31, 2010 (UNAUDITED)

Asset Allocation

Stocks	84.61%
Information Technology	25.50%
Consumer Discretionary	18.93%
Financials	15.19%
Energy	8.06%
Industrials	5.63%
Materials	4.72%
Consumer Staples	3.73%
Health Care	2.42%
Telecommunication Services	0.43%
Bullion (Gold)	9.99%
Options	0.12%
Bonds	0.17%
Corporate Debt Securities	0.11%
United States Government and Government Agency Obligations	0.06%
Cash and Cash Equivalents	5.11%

Lipper Rankings

Category: Lipper Global Flexible Portfolio Funds	Rank	Percentile
1 Year	127/163	78
3 Year	7/75	10
5 Year	7/48	15
10 Year	11/28	38

Past performance is no guarantee of future results. Rankings are for Class C shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

Pacific Basin	33.49%
China	12.58%
Taiwan	5.70%
South Korea	5.66%
Hong Kong	4.18%
Japan	3.54%
Other Pacific Basin	1.83%
North America	31.37%
United States	31.33%
Other North America	0.04%
Europe	17.15%
United Kingdom	6.22%
Other Europe	10.93%
Bullion (Gold)	9.99%
South America	2.34%
Other	0.43%
Cash and Cash Equivalents and Options	5.23%

Top 10 Equity Holdings

Company	Country	Sector
Wynn Resorts, Limited	United States	Consumer Discretionary
Hyundai Motor Company	South Korea	Consumer Discretionary
Standard Chartered PLC	United Kingdom	Financials
Taiwan Semiconductor Manufacturing Company Ltd.	Taiwan	Information Technology
MediaTek Incorporation	Taiwan	Information Technology
Apple Inc.	United States	Information Technology
Sands China Ltd.	China	Consumer Discretionary
China Life Insurance Company Limited, H Shares	China	Financials
Industrial and Commercial Bank of China Limited, H Shares	China	Financials
Samsung Electronics Co., Ltd.	South Korea	Information Technology

See your advisor or www.ivyfunds.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Ivy Asset Strategy Fund

(UNAUDITED)

Ivy Asset Strategy Fund, Class C Shares(1)					$21,449
S&P 500 Index					$ 9,343
Citigroup Broad Investment Grade Index					$18,606
Citigroup Short-Term Index for 1 Month Certificates of Deposit					$13,529
Lipper Global Flexible Portfolio Funds Universe Average					$16,938
Lipper Flexible Portfolio Funds Universe Average					$12,669

DATE	IVY ASSET STRATEGY FUND, CLASS C SHARES	S&P 500 INDEX	CITIGROUP BROAD INVESTMENT GRADE INDEX	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATE OF DEPOSIT	LIPPER GLOBAL FLEXIBLE PORTFOLIO FUNDS UNIVERSE AVERAGE	LIPPER FLEXIBLE PORTFOLIO FUNDS UNIVERSE AVERAGE

3/31/00	10,000	10,000	10,000	10,000	10,000	10,000
3/31/01	9,579	7,814	11,257	10,650	9,193	9,117
3/31/02	9,389	7,831	11,859	10,985	9,497	9,380
3/31/03	9,314	5,892	13,229	11,167	8,451	8,020
3/31/04	10,731	7,962	13,960	11,294	11,632	10,264
3/31/05	11,923	8,495	14,132	11,495	12,627	10,833
3/31/06	15,791	9,492	14,471	11,935	15,350	12,077
3/31/07	17,400	10,615	15,427	12,573	16,837	13,193
3/31/08	22,999	10,075	16,724	13,203	17,670	13,002
3/31/09	17,948	6,237	17,480	13,496	12,731	9,212
3/31/10	21,449	9,343	18,606	13,529	16,938	12,669

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class E	Class I	Class R	Class Y
1-year period ended 3-31-10	13.53%	15.42%	19.51%	13.52%	20.74%	20.12%	20.51%
5-year period ended 3-31-10	11.98%	12.23%	12.46%	––	––	––	13.32%
10-year period ended 3-31-10	––	––	7.93%	––	––	––	8.80%
Since inception of Class(3) through 3-31-10	8.31%	8.03%	––	5.63%	8.29%	-2.84%	––

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class I, Class R and Class Y shares are not subject to sales charges.

(3)7-10-00 for Class A shares, 7-3-00 for Class B shares, 4-2-07 for Class E and Class I shares and 7-31-08 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Ivy Asset Strategy Fund

(UNAUDITED)

For the Six Months Ended March 31, 2010	Beginning Account Value 9-30-09	Ending Account Value 3-31-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,039.80	1.05%	$5.30
Class B	$1,000	$1,035.70	1.86%	$9.47
Class C	$1,000	$1,036.00	1.79%	$9.06
Class E	$1,000	$1,040.20	1.00%	$5.10
Class I	$1,000	$1,041.30	0.82%	$4.18
Class R	$1,000	$1,038.60	1.33%	$6.73
Class Y	$1,000	$1,040.10	1.00%	$5.10
Based on 5% Return(2)
Class A	$1,000	$1,019.69	1.05%	$5.25
Class B	$1,000	$1,015.66	1.86%	$9.37
Class C	$1,000	$1,016.01	1.79%	$8.97
Class E	$1,000	$1,019.94	1.00%	$5.05
Class I	$1,000	$1,020.85	0.82%	$4.14
Class R	$1,000	$1,018.30	1.33%	$6.66
Class Y	$1,000	$1,019.94	1.00%	$5.05

* Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2010, and divided by 365.
(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Ivy Asset Strategy Fund (in thousands)

MARCH 31, 2010

COMMON STOCKS	Shares	Value
Apparel, Accessories & Luxury Goods - 2.02%
Compagnie Financiere Richemont SA (A)	5,909	$228,809
LVMH Moet Hennessy - Louis Vuitton (A)	1,862	217,688
		446,497
Automobile Manufacturers - 5.10%
Hyundai Motor Company (A)	7,593	775,125
Volkswagen AG (A)(B)	2,156	197,717
Volkswagen Aktiengesellschaft (A)(B)	1,681	154,173
		1,127,015
Biotechnology - 2.42%
Amgen Inc. (B)	3,804	227,345
Gilead Sciences, Inc. (B)	4,620	210,104
Vertex Pharmaceuticals Incorporated (B)	2,367	96,726
		534,175
Casinos & Gaming - 7.88%
Sands China Ltd. (A)(B)(C)	362,528	576,179
Sands China Ltd. (A)(B)	80,702	128,264
Wynn Macau, Limited (A)(B)	90,156	130,050
Wynn Macau, Limited (A)(B)(C)	14,907	21,503
Wynn Resorts, Limited (D)(E)(F)	11,698	887,029
		1,743,025
Coal & Consumable Fuels - 1.22%
China Shenhua Energy Company Limited, H Shares (A)	62,284	269,135

Communications Equipment - 1.55%
Cisco Systems, Inc. (B)	7,346	191,226
Juniper Networks, Inc. (B)	4,925	151,084
		342,310
Computer Hardware - 4.09%
Apple Inc. (B)(E)	2,583	606,731
Hewlett-Packard Company	3,537	188,007
Lenovo Group Limited (A)	157,712	108,875
		903,613
Computer Storage & Peripherals - 0.85%
NetApp, Inc. (B)	5,796	188,705

Construction & Engineering - 0.54%
Larsen & Toubro Limited (A)	3,299	119,846

Construction & Farm Machinery & Heavy Trucks - 2.02%
Komatsu Ltd. (A)	21,291	446,359

Construction Materials - 1.69%
Holcim Ltd, Registered Shares (A)	2,575	191,961
Lafarge (A)	2,582	181,686
		373,647
Consumer Electronics - 0.24%
Koninklijke Philips Electronics N.V., Ordinary Shares (A)	1,684	53,981

Data Processing & Outsourced Services - 2.63%
Redecard S.A. (A)	14,120	261,228
Visa Inc., Class A	3,510	319,515
		580,743
Distributors - 1.20%
Li & Fung Limited (A)	54,004	265,700

Diversified Banks - 8.26%
Banco Santander (Brasil) S.A., Units (A)	4,282	52,755
Banco Santander (Brasil) S.A., Units (A)(C)	15,596	192,154
BOC Hong Kong (Holdings) Limited (A)	28,026	66,850
ICICI Bank Limited (A)	8,091	171,670
Industrial and Commercial Bank of China Limited, H Shares (A)	718,087	547,519
Standard Chartered PLC (A)	24,768	675,590
Standard Chartered PLC (A)(C)	4,329	118,090
		1,824,628
Diversified Metals & Mining - 3.03%
Anglo American plc (A)(B)	2,532	110,423
Freeport-McMoRan Copper & Gold Inc., Class B	1,583	132,227
Xstrata plc (A)	22,525	426,764
		669,414
Hotels, Resorts & Cruise Lines - 2.23%
Ctrip.com International, Ltd. (B)	2,643	103,609
Starwood Hotels & Resorts Worldwide, Inc. (E)(F)	8,333	388,642
		492,251
Household Products - 1.01%
Colgate-Palmolive Company (E)	2,624	223,697

Internet Retail - 0.26%
Amazon.com, Inc. (B)	417	56,654

IT Consulting & Other Services - 3.25%
Accenture plc, Class A	9,572	401,545
Cognizant Technology Solutions Corporation, Class A (B)(E)	4,100	209,003
Infosys Technologies Limited, ADR	1,829	107,643
		718,191
Life & Health Insurance - 2.78%
China Life Insurance Company Limited, H Shares (A)	119,296	571,570
Prudential plc (A)	5,260	43,704
		615,274
Mortgage REITs - 1.73%
Annaly Capital Management, Inc.	22,303	383,160

Oil & Gas Drilling - 1.78%
Seadrill Ltd. (A)	11,798	274,945
Transocean Inc. (B)	1,376	118,816
		393,761
Oil & Gas Equipment & Services - 3.24%
Halliburton Company (E)	12,893	388,466
Schlumberger Limited (E)	5,188	329,211
		717,677
Oil & Gas Exploration & Production - 1.82%
Anadarko Petroleum Corporation (E)	2,451	178,477
CNOOC Limited (A)	135,653	223,286
		401,763
Personal Products - 1.38%
Hengan International Group Company Limited (A)	21,026	156,799
Mead Johnson Nutrition Company	2,830	147,229
		304,028
Real Estate Development - 0.52%
China Resources Land Limited (A)	52,936	115,086

Real Estate Operating Companies - 0.70%
Renhe Commercial Holdings Company Limited (A)(C)	665,978	154,395

Semiconductor Equipment - 1.83%
Applied Materials, Inc. (E)	17,092	230,394
ASML Holding N.V., Ordinary Shares (A)	4,885	174,582
		404,976
Semiconductors - 9.39%
Intel Corporation	6,732	149,857
MediaTek Incorporation (A)	35,533	616,499
PMC-Sierra, Inc. (B)(D)	21,261	189,649
Samsung Electronics Co., Ltd. (A)	657	474,700
Taiwan Semiconductor Manufacturing Company Ltd. (A)	332,027	642,976
		2,073,681
Specialized Finance - 1.18%
Hong Kong Exchanges and Clearing Limited (A)	15,589	260,202

Systems Software - 1.91%
Microsoft Corporation (E)	14,438	422,612

Tobacco - 1.34%
Philip Morris International Inc. (E)	5,693	296,963

Trading Companies & Distributors - 1.52%
Mitsubishi Corporation (A)	12,859	336,994

Trucking - 1.55%
A.P. Moller - Maersk A/S (A)(C)	11	86,990
A.P. Moller - Maersk A/S (A)	34	255,271
		342,261
Wireless Telecommunication Service - 0.43%
MTN Group Limited (A)	6,127	94,207

TOTAL COMMON STOCKS - 84.59%		$18,696,626
(Cost: $15,697,245)

INVESTMENT FUNDS - 0.02%
Multiple Industry
Vietnam Azalea Fund Limited (B)(G)(H)	1,100	$5,181
(Cost: $7,268)

RIGHTS - 0.00%
Automobile Manufacturers
Volkswagen AG, Rights (A)(B)	1,631	$1,014
(Cost: $847)

CORPORATE DEBT SECURITIES	Principal
Banking - 0.00%
Banco BMG S.A.,
8.750%, 7-1-10 (C)	$ 667	676

Finance Companies - 0.04%
C5 Capital (SPV) Limited,
6.196%, 12-31- 49 (C)(I)	10,750	7,517
Toyota Motor Credit Corporation,
4.130%, 1-18-15 (I)	325	318
		7,835

Forest Products - 0.02%
Sino-Forest Corporation,
10.250%, 7-28-14 (C)	4,700	5,205

Home Builders - 0.00%
Desarrolladora Homex, S.A. de C.V.,
7.500%, 9-28-15	470	477

Utilities - 0.05%
CESP - Companhia Energetica de Sao Paulo,
9.750%, 1-15-15 (J)(K)	BRL13,900	9,764

TOTAL CORPORATE DEBT SECURITIES - 0.11%		$23,957
(Cost: $23,499)

PUT OPTIONS	Number of Contracts
Euro (Currency),
Jun $1.35, Expires 6-30-10	–– *	11,481
iShares MSCI Emerging Markets Index:
Jun $38.00, Expires 6-21-10	39	2,885
Jun $38.00, Expires 6-21-10	32	2,275
Jun $39.00, Expires 6-21-10	11	1,000
Jun $41.00, Expires 6-21-10	56	8,530

TOTAL PUT OPTIONS - 0.12%		$26,171
(Cost: $44,597)
UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - 0.06%	Principal
Mortgage-Backed Obligations
Federal Home Loan Mortgage Corporation Agency REMIC/CMO (Interest Only): (L)
4.500%, 8-15-17	$1,906	60
5.500%, 9-15-17	2,497	228
5.000%, 11-15-17	1,203	87
5.000%, 5-15-18	2,764	327
5.000%, 4-15-19	217	17
5.000%, 4-15-19	104	7
5.000%, 11-15-22	248	14
5.500%, 3-15-23	2,032	285
5.000%, 5-15-23	181	12
5.000%, 6-15-23	1,847	142
5.000%, 6-15-23	1,466	102
5.000%, 8-15-23	141	11
5.500%, 4-15-25	32	2
5.500%, 4-15-25	13	––	*
5.000%, 9-15-25	15	––	*
5.500%, 10-15-25	2,510	410
5.000%, 4-15-26	317	3
5.000%, 10-15-28	990	39
5.500%, 2-15-30	96	5
5.000%, 8-15-30	125	5
5.000%, 10-15-30	1,250	120
5.500%, 3-15-31	174	12
5.500%, 10-15-32	2,600	322
5.500%, 1-15-33	1,631	276
5.500%, 5-15-33	1,985	338
5.000%, 7-15-33	1,413	179
6.000%, 11-15-35	1,828	267
Federal National Mortgage Association Agency REMIC/CMO (Interest Only): (L)
5.000%, 5-25-22	111	7
5.000%, 7-25-23	3,149	397
5.000%, 8-25-23	929	81
5.000%, 11-25-23	1,607	166
4.500%, 4-25-30	1,607	131
5.000%, 9-25-30	1,126	74
5.000%, 3-25-31	3,280	301
5.000%, 8-15-31	2,498	320
5.500%, 6-25-33	2,427	362
5.500%, 8-25-33	4,412	706
5.500%, 12-25-33	2,416	328
5.500%, 4-25-34	4,708	773
5.500%, 8-25-35	3,493	614
5.500%, 11-25-36	9,002	1,480
Government National Mortgage Association Agency REMIC/CMO (Interest Only): (L)
5.000%, 1-20-30	326	11
5.000%, 6-20-31	402	26
5.500%, 3-20-32	1,848	214
5.000%, 10-20-32	1,685	280
7.000%, 5-20-33	4,338	948
5.500%, 7-16-33	2,142	341
5.000%, 7-20-33	89	10
5.500%, 11-20-33	501	61
5.500%, 6-20-35	4,417	686
5.500%, 7-20-35	1,870	294
5.500%, 7-20-35	690	65
5.500%, 10-16-35	4,278	615
(Cost: $18,520)		$12,561

BULLION - 9.99%	Troy Ounces
Gold	1,984	$2,207,573
(Cost: $1,808,191)

SHORT-TERM SECURITIES	Principal
Commercial Paper (M) - 3.27%
Allied Irish Banks N.A. Inc.,
0.000%, 4-1-10	$ 7,356	7,356
American Honda Finance Corp.:
0.150%, 4-7-10	15,000	15,000
0.180%, 4-23-10	4,000	4,000
Avon Capital Corp. (Avon Products, Inc.),
0.160%, 4-8-10	25,000	24,999
Bank of Ireland,
0.340%, 4-15-10	21,000	20,997
Bemis Company, Inc.:
0.210%, 4-7-10	16,000	15,999
0.250%, 4-28-10	16,750	16,747
0.240%, 5- 4-10	18,220	18,216
Citigroup Funding Inc.:
0.160%, 4-6-10	20,000	19,999
0.190%, 4-22-10	9,000	8,999
Clorox Co.,
0.300%, 5-7-10	4,669	4,668
Coca-Cola Company (The),
0.150%, 4-12-10	45,000	44,997
Corporacion Andina de Fomento,
0.180%, 4-6-10	33,000	32,999
CVS Caremark Corporation,
0.190%, 4-6-10	20,000	19,999
Heinz (H.J.) Finance Co. (Heinz (H.J.) Co.),
0.240%, 4-21-10	32,000	31,996
Hewlett-Packard Company,
0.150%, 4-26-10	35,000	34,996
Illinois Tool Works Inc.,
0.090%, 4-7-10	20,000	20,000
ITT Corporation,
0.250%, 4-14-10	15,000	14,999
J.P. Morgan Chase & Co.,
0.000%, 4-1-10	3,911	3,911
Kitty Hawk Funding Corp.:
0.000%, 4-1-10	35,420	35,420
0.180%, 4-6-10	7,117	7,117
0.210%, 5-5-10	10,000	9,998
Medtronic, Inc.,
0.130%, 4-19-10	7,300	7,299
Rabobank USA Financial Corp. (Rabobank Nederland),
0.190%, 4-15-10	18,000	17,999
Roche Holdings, Inc.,
0.100%, 4-8-10	25,000	24,999
Sonoco Products Co.,
0.000%, 4-1-10	14,086	14,086
Straight-A Funding, LLC (Federal Financing Bank):
0.120%, 4-5-10	26,621	26,621
0.150%, 4-12-10	24,000	23,999
0.170%, 4-14-10	15,007	15,006
0.160%, 4-16-10	34,000	33,998
0.160%, 4-20-10	2,206	2,206
0.190%, 5-7-10	45,077	45,068
0.190%, 5-11-10	10,025	10,023
0.190%, 5-14-10	30,000	29,993
0.200%, 5-17-10	32,000	31,992
Volkswagen of America Inc.:
0.230%, 4-6-10	20,700	20,699
0.250%, 4-8-10	10,000	9,999
		727,399
Commercial Paper (backed by irrevocable bank letter of credit) (M) - 0.43%
COFCO Capital Corp. (Rabobank Nederland),
0.210%, 4-6-10	33,000	32,999
River Fuel Company #2, Inc. (Bank of New York (The)),
0.200%, 4-30-10	50,000	49,991
River Fuel Trust #1 (Bank of New York (The)),
0.170%, 4-30-10	12,000	11,998
		94,988
Master Note - 0.00%
Toyota Motor Credit Corporation,
0.134%, 4-1-10 (N)	1,052	1,052

Municipal Obligations - 1.50%
CA Hlth Fac Fin Auth, Var Rate Hosp Rev Bonds (Adventist Hlth Sys/West), Ser 1998B (Bank of America, N.A),
0.270%, 4-1-10 (N)	7,700	7,700
CA Pollutn Control Fin Auth, Envirnmt Impvt Rev Bonds (BP West Coast Products LLC Proj) (BP p.l.c.),
0.190%, 5-3-10	8,000	8,000
CA Pollutn Ctl Fin Auth, Pollutn Ctl Rfdg Rev Bonds (Pacific Gas and Elec Co), Ser C (JPMorgan Chase Bank, N.A),
0.300%, 4-1-10 (N)	11,000	11,000
CA Statewide Cmnty Dev Auth, Var Rate Rev Bonds (Rady Children's Hosp-San Diego), Ser 2008D (Wachovia Bank, N.A.),
0.300%, 4-1-10 (N)	10,240	10,240
Castle Rock, CO, Cert of Participation, Ser 2008 (Wells Fargo Bank, N.A.),
0.300%, 4-1-10 (N)	13,355	13,355
Chicago, IL, Midway Intl Arpt (JPMorgan Chase Bank, N.A.):
0.240%, 4-7-10	1,788	1,788
0.280%, 5-5-10	4,275	4,275
CO Hlth Fac Auth, Var Rate Rev Bonds (Exempla, Inc.), Ser 2009A (U.S. Bank, N.A.),
0.250%, 4-7-10 (N)	8,465	8,465
Exempla General Impvt Dist of Lafayette, CO, Spl Impvt Dist No. 02-01, Spl Assessment Rev Rfdg and Impvt Bonds, Ser 2002 (Wells Fargo Bank, N.A.),
0.280%, 4-1-10 (N)	475	475
FL Muni Power Agy, All-Requirements Power Supply Proj Var Rate Demand Rfdg Rev Bonds, Ser 2008C (Bank of America, N.A.),
0.310%, 4-1-10 (N)	5,125	5,125
IL Fin Auth (Loyola Univ of Chicago Fin Prog),
0.160%, 4-6-10	20,000	20,000
Indl Dev Auth of Phoenix, AZ, Tax-Exempt Adj Mode, Multifam Hsng Rev Rfdg Bonds (Paradise Lakes Apartment Proj), Series 2007A (Wachovia Bank, N.A.),
0.270%, 4-1-10 (N)	19,925	19,925
Indl Dev Corp of the Port of Bellingham, WA, Envirnmt Fac Indl Rev Bonds (BP West Coast Products LLC Proj), Ser 2003 (BP p.l.c.),
0.340%, 4-1-10 (N)	2,225	2,225
Indl Dev Corp of the Port of Bellingham, WA, Envirnmt Fac Indl Rev Bonds (BP West Coast Products LLC Proj), Ser 2009 (BP p.l.c.),
0.180%, 4-1-10	4,500	4,500
LA Pub Fac Auth, Var Rate Rev Rfdg Bonds (CHRISTUS Hlth), Ser 2009B-1(Bank of New York (The)),
0.260%, 4-7-10 (N)	8,000	8,000
Los Angeles, CA, Wastewater Sys Sub Rev Bonds, Var Rate Rfdg, Ser 2008-G (Bank of America, N.A.),
0.280%, 4-1-10 (N)	18,745	18,745
MI Strategic Fund, Var Rate Demand Ltd Oblig Rev Bonds (Air Products and Chemicals, Inc. Proj), Ser 2007 (Bank of New York (The)),
0.440%, 4-1-10 (N)	25,300	25,300
MS Bus Fin Corp, Gulf Opportunity Zone Indl Dev Rev Bonds (Chevron U.S.A. Inc. Proj), Ser 2007D (Chevron Corp),
0.290%, 4-1-10 (N)	5,000	5,000
Municipal Electric Authority of Georgia,
0.240%, 4-5-10	15,000	15,000
Norfolk, VA, Redev and Hsng Auth, Var Rate Demand Rev and Rfdg Bonds (Old Dominion Univ Real Estate Fndtn 45th Street Parking Garage, LLC Univ Vlg Parking Fac Proj), Ser 2008 (Bank of America, N.A.),
0.310%, 4-1-10 (N)	2,770	2,770
NYC, General Oblig Bonds, Fiscal 2006 Ser E (Bank of America, N.A.),
0.270%, 4-1-10 (N)	29,525	29,525
Peninsula Ports Auth of VA, Coal Terminal Rev Rfdg Bonds (Dominion Terminal Assoc Proj), Ser 1987-A (U.S. Bank, N.A.),
0.160%, 4-5-10	10,000	10,000
Phoenix, AZ, Civic Impvt Corp, Arpt Rev Bond Anticipation Notes (Bank of America, N.A.),
0.270%, 4-5-10	17,000	17,000
Public Bldg Auth of Montgomery Cnty, TN, Adj Rate Pooled Fin, Rev Bonds (TN Cnty Loan Pool), Ser 2008 (Bank of America, N.A.),
0.310%, 4-1-10 (N)	9,370	9,370
Whiting, IN, Envirnmt Fac Rev Bonds (BP Products North America Inc. Proj), Ser 2002B (BP p.l.c.),
0.340%, 4-1-10 (N)	7,000	7,000
Whiting, IN, Envirnmt Fac Rev Bonds (BP Products North America Inc. Proj), Ser 2002C (BP p.l.c.),
0.340%, 4-1-10 (N)	12,300	12,300
Whiting, IN, Envirnmt Fac Rev Bonds (BP Products North America Inc. Proj), Ser 2003 (BP p.l.c.),
0.340%, 4-1-10 (N)	4,750	4,750
Whiting, IN, Envirnmt Fac Rev Bonds (BP Products North America Inc. Proj), Ser 2005 (BP p.l.c.),
0.340%, 4-1-10 (N)	16,900	16,900
Whiting, IN, Envirnmt Fac Rev Bonds (BP Products North America Inc. Proj), Ser 2009 (BP p.l.c.),
0.180%, 4-1-10	6,500	6,500
Whiting, IN, Indl Sewage and Solid Waste Disposal Rev Rfdg Bonds (Amoco Oil Co Proj), Series 1996 (Amoco Corporation and Amoco Company),
0.340%, 4-1-10 (N)	7,300	7,300
WI Hlth & Edu Fac Auth, Var Rate Rev Bonds (Aurora Hlth Care Inc.), Ser 2008-A (U.S. Bank, N.A.),
0.160%, 4-1-10	20,000	20,000
		332,533
Notes - 0.27%
American Honda Finance Corp.,
1.750%, 5-14-10 (I)	25,000	25,030
Bank of America, N.A.,
0.500%, 4-22-10 (N)	1,000	1,000
BellSouth Corporation (AT&T Inc.),
4.950%, 4-26-10 (I)	31,000	31,050
		57,080
United States Government Agency Obligations - 0.35%
Overseas Private Investment Corporation:
0.160%, 4-15-10 (N)	5,000	5,000
0.160%, 5-15-10 (N)	13,953	13,953
0.160%, 5-15-10 (N)	10,000	10,000
0.160%, 5-17-10 (N)	20,000	20,000
0.160%, 5-17-10 (N)	6,000	6,000
0.160%, 6-15-10 (N)	10,000	10,000
0.160%, 6-15-10 (N)	8,842	8,842
		73,795

TOTAL SHORT-TERM SECURITIES - 5.82%		$1,286,847
(Cost: $1,286,847)

TOTAL INVESTMENT SECURITIES - 100.71%		$22,259,930
(Cost: $18,887,014)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.71%)		(156,249)

NET ASSETS - 100.00%		$22,103,681

Notes to Schedule of Investments

The following forward foreign currency contracts were outstanding at March 31, 2010:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Sell	British Pound	Deutsche Bank AG	676,300	6-18-10	$1,477	$––
Sell	British Pound	Deutsche Bank AG	135,700	6-18-10	––	1,459
Buy	Chinese Yuan Renminbi	Deutsche Bank AG	3,780,960	9-15-10	––	7,016
Buy	Chinese Yuan Renminbi	Citibank, N.A.	1,036,201	10-25-10	––	4,320
Sell	Euro	Deutsche Bank AG	613,600	5-27-10	28,382	––
Sell	Euro	Citibank, N.A.	312,200	6-18-10	7,754	––
Sell	Euro	Morgan Stanley International	220,580	6-25-10	526	––
Sell	Euro	Morgan Stanley Smith Barney LLC	292,700	8-10-10	6,992	––
Buy	Japanese Yen	Bank of America NT & SA	2,535,628	4-21-10	––	1,350
Sell	Japanese Yen	Goldman Sachs International	116,392,692	7-13-10	11,678	––
Sell	Japanese Yen	Deutsche Bank AG	18,483,647	12-13-10	12,736	––
Sell	Japanese Yen	Citibank, N.A.	68,120,800	12-20-10	11,119	––
Buy	Norwegian Krone	Morgan Stanley Smith Barney LLC	667,897	8-10-10	791	––
Buy	Norwegian Krone	Morgan Stanley Smith Barney LLC	1,736,689	8-10-10	––	1,077
Buy	Norwegian Krone	Citibank, N.A.	5,015	10-20-10	3	––
Sell	Norwegian Krone	Bank of America NT & SA	1,242	10-20-10	––	1
Sell	South African Rand	Deutsche Bank AG	1,222,100	6-18-10	––	2,367
Buy	South Korean Won	Goldman Sachs International	798,667,619	7-13-10	2,246	––
Buy	South Korean Won	Goldman Sachs International	628,226,280	7-13-10	––	3,305
Buy	Swedish Krona	Deutsche Bank AG	1,951,910	5-27-10	8,516	––
Buy	Swedish Krona	Deutsche Bank AG	4,211,425	5-27-10	––	12,013
Buy	Swedish Krona	Deutsche Bank AG	300,675	12-13-10	305	––
Buy	Swedish Krona	Deutsche Bank AG	1,202,700	12-13-10	––	3,157
Buy	Swiss Franc	Deutsche Bank AG	5,017	8-25-10	47	––

					$92,572	$36,065

*Not shown due to rounding.

(A)Listed on an exchange outside the United States.

(B)No dividends were paid during the preceding 12 months.

(C)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Directors. At March 31, 2010, the total value of these securities amounted to $1,162,709 or 5.26% of net assets.

(D)Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(E)Securities serve as collateral for the following open futures contracts at March 31, 2010:

Description	Type	Expiration Date	Number of Contracts	Market Value	Unrealized Depreciation
Hang Seng Index	Short	4-30-10	8	$(1,093,321)	$(17,063)
Hang Seng China Enterprises Index	Short	4-30-10	10	(765,882)	(25,150)
KOSPI 200 Index	Short	6-10-10	3	(319,772)	(7,366)
S&P/ASX 200 Index	Short	6-17-10	6	(704,490)	(5,984)
Dow Jones Euro STOXX 50 Index	Short	6-18-10	35	(1,338,320)	(6,661)
				$(4,221,785)	$(62,224)

(F)Securities serve as cover or collateral for the following written options outstanding at March 31, 2010:

Underlying Security	Counterparty	Contracts Subject to Call	Expiration Month	Exercise Price	Premium Received	Market Value
iShares MSCI Emerging Markets Index:	Morgan Stanley Smith Barney LLC	39	June 2010	$38.00	$11,374	$(18,854)
	Morgan Stanley Smith Barney LLC	32	June 2010	38.00	9,343	(15,762)
	Morgan Stanley Smith Barney LLC	11	June 2010	39.00	3,122	(4,341)
	Morgan Stanley Smith Barney LLC	56	June 2010	41.00	13,908	(14,915)

					$37,747	$(53,872)

(G)Illiquid restricted security. At March 31, 2010, the following restricted security was owned:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Vietnam Azalea Fund Limited	6-14-07 to 1-28-09	1,100	$7,268	$5,181

The total value of this security represented approximately 0.02% of net assets at March 31, 2010.

(H)Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities. The Fund and other mutual funds managed by its investment manager, Ivy Investment Management Company, or other related parties together own 30% of the outstanding shares of this security at March 31, 2010.

(I)Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(J)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Directors. At March 31, 2010, the total value of these securities amounted to $9,764 or 0.05% of net assets.

(K)Principal amounts are denominated in the indicated foreign currency, where applicable (BRL - Brazilian Real).

(L)Amount shown in principal column represents notional amount for computation of interest.

(M)Rate shown is the yield to maturity at March 31, 2010.

(N)Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010. Date shown represents the date that the variable rate resets.

The following acronyms are used throughout this schedule:
ADR = American Depositary Receipts
CMO = Collateralized Mortgage Obligation
REIT = Real Estate Investment Trust
REMIC = Real Estate Mortgage Investment Conduit

Country Diversification
(as a % of net assets)
United States	31.33%

China	12.58%

United Kingdom	6.22%

Taiwan	5.70%

South Korea	5.66%

Hong Kong	4.18%

Japan	3.54%

Brazil	2.34%

Switzerland	1.91%

Ireland	1.81%

India	1.81%

France	1.80%

Germany	1.59%

Denmark	1.55%

Norway	1.24%

Netherlands	1.03%

South Africa	0.43%

Mexico	0.04%

Vietnam	0.02%

Other+	15.22%

+Includes bullion (gold), options, cash and cash equivalents and other assets and liabilities

Industry and geographical classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Ivy Energy Fund

(UNAUDITED)

Below, David P. Ginther, CPA, portfolio manager of the Ivy Energy Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2010. He has managed the Fund since its inception in April 2006 and he has 15 years of industry experience.

David P. Ginther

Fiscal year performance

For the 12 Months Ended March 31, 2010
Ivy Energy Fund (Class A shares at net asset value)	52.82%
Benchmark(s) and/or Lipper Category
S&P 1500 Energy Sector Index	32.56%
(generally reflects the performance of stocks that represent the energy market)
Lipper Natural Resources Funds Universe Average	56.26%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Rocky start, dramatic finish

The year ended March 31, 2010 proved to be one of dramatic change in the investment markets. When the year began, the U.S. financial system stood at the brink of collapse and the global economy threatened to slip into the greatest worldwide recession since the 1930s. But the tide began to turn shortly before our last report to you. On March 6, 2009, the Dow Jones Industrial Average broke below 6500 and the S&P 500 declined to 666.79, falling another 25 percent from the end of 2008 and recording losses of more than 50 percent from their 2007 peaks. The market found its floor.

Since then, markets rallied impressively. Investment banks posted positive first-quarter 2009 results, which in turn sparked a reversal in investor sentiment. Investors once again discovered their appetite for risk and demonstrated their preference for lower-quality or less financially secure businesses, driving a low-quality rally that ultimately drove up the prices of those businesses that had declined the most in the credit crisis. By mid-2009, news of improving earnings and better consumer sentiment about the global economic outlook bolstered equities.

This upward trajectory continued during the second half of 2009. U.S. gross domestic product registered growth in the third quarter for the first time in more than a year, while the final quarter of 2009 saw a broad-based advance, with all sectors recording gains and a number of economic indicators improving, suggesting that continued recovery may be moving toward sustainability. Also notable during the fourth quarter was the strengthening of the dollar versus many foreign currencies and the global response to the debt default by Dubai World, a state-owned development company in the United Arab Emirates. This event served as a harsh reminder that while the credit crisis may have faded from the forefront of investors' minds, it may not be over. Although U.S. markets stumbled only briefly in response, the default reignited concern about the economic challenges facing some of the weakest European countries - particularly Greece. But the year ended on a decidedly positive note, with the market rebounding nearly 65 percent from the bottom to end 2009 near its highs for the year.

The momentum that drove the equity markets higher throughout much of 2009 continued into the first quarter of 2010, albeit at about half the pace of the final quarter of last year. Although many economic indicators pointed to continued recovery and increasing stability in the U.S. economy, domestic equities spent the bulk of the first quarter searching for direction. This is due in part to events taking place in several emerging markets. During the quarter, China began to tighten credit in an effort to slow down its perhaps too-rapidly-growing economy and stave off inflation. We think China ultimately will manage this successfully, but in the meantime, fallout from that situation, combined with escalating concern about economic challenges facing some of the weakest European countries - particularly Greece - has resulted in increased volatility and restrained the U.S. market.

A steadfast approach

Although the market environment was fluid and rapidly changing throughout the Fund's fiscal year, we remained focused on long-term fundamentals. The Fund's mandate permits it to invest up to 20 percent of assets outside of the energy sector. During the period, the Fund had exposure to the materials and industrials sectors, which contributed to the Fund's outperformance of its benchmark index. An underweight stake relative to its benchmark in the energy sector also proved beneficial. We maintained our preference for globally-diversified oil service and production companies, given our belief that they would be well positioned to gain from increased international exploration and spending and an upturn in the global economy. We also continued to pursue natural gas suppliers as fundamentals deteriorated and we anticipated the market was nearing a bottom, suggesting production would decrease due to falling rig count and lower prices.

The Fund's top contributor during the year was Bucyrus International, Inc., a maker of equipment for extracting coal and oil sands, among other minerals, that is benefiting from rising global demand. Bucyrus has purchased a division of Terex Corp., another construction equipment manufacturer, which we feel bodes well for the company's ability to take market share. New holdings acquired during the year included Clean Energy Fuels Corp. and SandRidge Energy, Inc. Clean Energy Fuels Corp. is the country's leading provider of natural gas for transportation. It owns two natural gas production plants and a landfill gas facility that produces renewable methane gas for delivery in the nation's gas pipeline network. It also owns BAF Technologies, Inc., a leading provider of natural gas vehicle systems. Rising public and government demand for clean air initiatives is driving success for the firm, whose alternative-fuel vehicles and environment-friendly solutions play to burgeoning environmental concerns. SandRidge is a high-quality, rapidly growing natural gas and oil company focused primarily on Texas exploration and one that in our view is strategically positioned to prosper in line with continued economic recovery.

Cautiously optimistic

The economic outlook continues to improve, although concerns remain about the strength and sustainability of recovery. We fully believe credit will continue to improve in 2010, although we think stimulus will begin to slow in the latter half of the year. We believe oil prices will continue to move higher as the world economies continue to recover. Supply and demand remain tight, and we think demand will get even higher, led by Asia - mainly China, which now has the largest auto market in the world. Demand in China over the last year was up around a half-million barrels. We also anticipate oil production growth may be limited because capital expenditures for oil fell in 2009. We are hopeful that oil companies will start to spend more in the months ahead, given that the price of oil has moved higher. We're also closely evaluating the sustainability of economic recovery. We don't anticipate interest rates rising at any point soon, but will likely adjust our strategies accordingly if and when that should occur.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. Investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental safety regulations. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Energy Fund.

PORTFOLIO HIGHLIGHTS
Ivy Energy Fund

ALL DATA IS AS OF MARCH 31, 2010 (UNAUDITED)

Asset Allocation

Stocks	91.68%
Energy	81.39%
Industrials	6.87%
Utilities	2.38%
Materials	1.04%
Cash and Cash Equivalents	8.32%

Lipper Rankings

Category: Lipper Natural Resources Funds	Rank	Percentile
1 Year	38/70	54
3 Year	7/56	13

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	81.05%
United States	75.26%
Canada	5.79%
Europe	4.67%
South America	2.34%
Pacific Basin	2.18%
Bahamas/Caribbean	1.44%
Cash and Cash Equivalents	8.32%

Top 10 Equity Holdings

Company	Sector	Industry
Halliburton Company	Energy	Oil & Gas Equipment & Services
Southwestern Energy Company	Energy	Oil & Gas Exploration & Production
Schlumberger Limited	Energy	Oil & Gas Equipment & Services
National Oilwell Varco, Inc.	Energy	Oil & Gas Equipment & Services
Newfield Exploration Company	Energy	Oil & Gas Exploration & Production
Occidental Petroleum Corporation	Energy	Integrated Oil & Gas
Apache Corporation	Energy	Oil & Gas Exploration & Production
Noble Energy, Inc.	Energy	Oil & Gas Exploration & Production
Tenaris S.A., ADR	Energy	Oil & Gas Equipment & Services
Exxon Mobil Corporation	Energy	Integrated Oil & Gas

See your advisor or www.ivyfunds.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Ivy Energy Fund

(UNAUDITED)

Ivy Energy Fund, Class A Shares(1)			$10,486
S&P 1500 Energy Sector Index(2)			$11,379
Lipper Natural Resources Funds Universe Average(2)			$10,441

DATE	IVY ENERGY FUND, CLASS A SHARES	S&P 1500 ENERGY SECTOR INDEX	LIPPER NATURAL RESOURCES FUNDS UNIVERSE AVERAGE

4/3/06	9,425	10,000	10,000
3/31/07	9,755	11,524	10,648
3/31/08	12,903	14,128	13,387
3/31/09	6,862	8,584	6,682
3/31/10	10,486	11,379	10,441

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of March 31, 2006.

Average Annual Total Return(3)	Class A	Class B	Class C	Class E(4)	Class I	Class Y
1-year period ended 3-31-10	44.03%	47.26%	51.54%	44.28%	53.14%	52.88%
5-year period ended 3-31-10	––	––	––	––	––	––
10-year period ended 3-31-10	––	––	––	––	––	––
Since inception of Class(5) through 3-31-10	1.20%	1.16%	1.99%	0.25%	2.36%	2.86%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class I and Class Y shares are not subject to sales charges.

(4)Class E shares are not currently available for investment.

(5)4-3-06 for Class A, Class B, Class C and Class Y shares and 4-2-07 for Class E and Class I shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Ivy Energy Fund

(UNAUDITED)

For the Six Months Ended March 31, 2010	Beginning Account Value 9-30-09	Ending Account Value 3-31-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,071.40	1.60%	$8.29
Class B	$1,000	$1,065.30	2.57%	$13.22
Class C	$1,000	$1,066.00	2.32%	$11.98
Class E**	$1,000	$1,072.00	1.35%	$6.94
Class I	$1,000	$1,072.70	1.22%	$6.32
Class Y	$1,000	$1,071.00	1.48%	$7.66
Based on 5% Return(2)
Class A	$1,000	$1,016.94	1.60%	$8.07
Class B	$1,000	$1,012.13	2.57%	$12.88
Class C	$1,000	$1,013.35	2.32%	$11.68
Class E**	$1,000	$1,018.20	1.35%	$6.76
Class I	$1,000	$1,018.83	1.22%	$6.16
Class Y	$1,000	$1,017.55	1.48%	$7.46

* Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2010, and divided by 365.

** Class closed to investment.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Ivy Energy Fund (in thousands)

MARCH 31, 2010

COMMON STOCKS	Shares	Value
Coal & Consumable Fuels - 4.70%
Alpha Natural Resources, Inc. (A)	15	$735
Arch Coal, Inc.	38	878
Cameco Corporation	15	399
CONSOL Energy Inc.	17	744
Peabody Energy Corporation	29	1,312
		4,068
Construction & Engineering - 4.56%
Chicago Bridge & Iron Company N.V., NY Shares (A)	38	885
Fluor Corporation	39	1,821
Jacobs Engineering Group Inc. (A)	28	1,247
		3,953
Construction & Farm Machinery & Heavy Trucks - 1.98%
Bucyrus International, Inc., Class A	26	1,719

Diversified Metals & Mining - 1.04%
BHP Billiton Limited, ADR	11	900

Electric Utilities - 2.38%
Entergy Corporation	15	1,222
Exelon Corporation	19	838
		2,060
Electrical Components & Equipment - 0.33%
First Solar, Inc. (A)	2	282

Integrated Oil & Gas - 12.97%
ConocoPhillips	23	1,195
Exxon Mobil Corporation	35	2,324
Hess Corporation	19	1,193
Marathon Oil Corporation	23	732
Occidental Petroleum Corporation	30	2,525
Petroleo Brasileiro S.A. - Petrobras, ADR	46	2,027
Suncor Energy Inc.	38	1,237
		11,233
Oil & Gas Drilling - 6.59%
ENSCO International Incorporated	18	816
Helmerich & Payne, Inc.	52	1,988
Nabors Industries Ltd. (A)	64	1,249
Transocean Inc. (A)	19	1,654
		5,707
Oil & Gas Equipment & Services - 23.68%
Baker Hughes Incorporated	27	1,260
BJ Services Company	66	1,410
Cameron International Corporation (A)	54	2,312
FMC Technologies, Inc. (A)	25	1,619
Halliburton Company	109	3,277
National Oilwell Varco, Inc.	70	2,824
Schlumberger Limited	50	3,175
Smith International, Inc.	53	2,287
Tenaris S.A., ADR	55	2,351
		20,515
Oil & Gas Exploration & Production - 25.57%
Anadarko Petroleum Corporation	20	1,447
Apache Corporation	24	2,396
Cabot Oil & Gas Corporation	24	868
CNOOC Limited, ADR	6	990
Continental Resources, Inc. (A)	52	2,227
Devon Energy Corporation	26	1,686
EOG Resources, Inc.	20	1,896
Newfield Exploration Company (A)	50	2,583
Noble Energy, Inc.	33	2,386
SandRidge Energy, Inc. (A)	92	711
Southwestern Energy Company (A)	79	3,234
Ultra Petroleum Corp. (A)	37	1,732
		22,156
Oil & Gas Refining & Marketing - 2.07%
Clean Energy Fuels Corp. (A)	45	1,026
Valero Energy Corporation	39	770
		1,796
Oil & Gas Storage & Transportation - 5.81%
El Paso Corporation	118	1,282
El Paso Pipeline Partners, L.P.	43	1,191
Enbridge Inc.	35	1,647
Williams Companies, Inc. (The)	40	915
		5,035

TOTAL COMMON STOCKS - 91.68%		$79,424
(Cost: $60,369)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) - 6.59%
Kitty Hawk Funding Corp.,
0.180%, 4-6-10	$2,000	2,000
Sonoco Products Co.,
0.000%, 4-1-10	3,703	3,703
		5,703
Master Note - 1.77%
Toyota Motor Credit Corporation,
0.134%, 4-1-10 (C)	1,535	1,535

TOTAL SHORT-TERM SECURITIES - 8.36%		$7,238
(Cost: $7,238)

TOTAL INVESTMENT SECURITIES - 100.04%		$86,662
(Cost: $67,607)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.04%)		(32)

NET ASSETS - 100.00%		$86,630

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B) Rate shown is the yield to maturity at March 31, 2010.

(C)Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010. Date shown represents the date that the variable rate resets.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts

Country Diversification (as a % of net assets)
United States	75.26%
Canada	5.79%
Luxembourg	2.71%
Brazil	2.34%
Bermuda	1.44%
Hong Kong	1.14%
Australia	1.04%
Netherlands	1.02%
United Kingdom	0.94%
Other+	8.32%
+Includes cash and cash equivalents and other assets and liabilities

Industry and geographical classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Ivy Science and Technology Fund

(UNAUDITED)

Below, Zachary H. Shafran, portfolio manager of the Ivy Science and Technology Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2010. He has managed the Fund for nine years and has 21 years of industry experience.

Zachary H. Shafran

Fiscal year performance

For the 12 Months Ended March 31, 2010
Ivy Science and Technology Fund (Class C shares)	39.05%
Benchmark(s) and/or Lipper Category
S&P North American Technology Sector Index	59.61%
(generally reflects the performance of U.S. science and technology stocks)
Lipper Science & Technology Funds Universe Average	59.65%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Conservative posture, tech rally slows

Although the Fund produced a very solid return and performed strongly relative to the broader equity market, results trailed those of its benchmark index and peer group. Several factors drove this relative underperformance. The Fund was conservatively positioned throughout much of the year, due to both our investment selections as well as our higher-than-normal cash reserves, and we remained in that position for too long. We also underestimated the very aggressive response so many companies took in reducing costs and expenses, particularly semiconductor companies. Our bias toward high-quality companies also worked against us, as lower-quality securities fueled much of the 2009 rally.

After a very strong run in 2009, the technology sector lagged the broader market slightly during the first quarter of 2010. Capacity seems tight for many technology products, and concerns about demand persist. This is particularly pronounced in developed economies that continue to struggle, including the United States and Europe. Demand in developing economies, however, remains strong. Our management of the Fund was also impacted by our concern over the effects of the removal of government stimulus as economic recovery continues and softer demand after Chinese New Year. Expectations are that corporate information technology spending will increase, although probably not until the latter half of 2010.

Uncertainty in health care

Due to the broader view that we employ in seeking to identify what we feel are promising investment opportunities, we were affected by several other factors. Until quite late in calendar year 2009, health care stocks underperformed, in some cases quite significantly. This was largely due to concerns about health care reform - concerns that waned as it became increasingly clear that any legislation, were it to be enacted in the near-term, would likely be much less onerous than initially feared. Interestingly, when the much-wrangled legislation was signed into law in March, health care stocks reacted generally positively, which benefited Fund holdings. Some concerns remain regarding the potential for a more difficult and complicated regulatory environment; in our view, the health care reform is more of an expansion of existing law than true reform. Over time, we think the new legislation will help many firms in this space.

As we mentioned earlier, and something we have been focused on for several years, we significantly increased our exposure to the biotechnology sector. We did so earlier in the year due to a number of clinical developments and increased our exposure yet again later in the year as the market made some previously overvalued stocks outright cheap in our view.

Another notable change to the Fund involved increasing its exposure to alternative energy. Previously we had shied away from the solar space due to concerns about funding and cost competition issues surrounding traditional sources of energy. We began to think those concerns were overdone, and we identified and pursued several attractive opportunities. Solar installs in China and India have started to increase, so we're watching that closely.

It is also worth noting that, with respect to geographical exposure, the Fund is currently more globally diversified than it has ever been, as we have expanded our reach into Asia Pacific, South America and several less-developed markets around the globe.

Seeking companies with staying power

Our strategy continues unchanged moving forward. We are adhering to our long-held approach and methodology in seeking to identify what we feel are compelling investment opportunities around the globe that meet our investment criteria. We do this by applying a largely bottom-up, fundamentally driven research process with an overarching top-down perspective. We are looking to sectors that we think will be relatively better prepared to weather a difficult economic environment, and to companies that appear to be more attractively valued and whose businesses we believe are stable and are largely self sufficient when it comes to the need for capital.

As for our global outlook, we remain mostly optimistic, despite some lingering concerns about the financial state of affairs in several pockets of the world. We're also concerned about potential geopolitical disruptions, most specifically the threat of terrorism in whatever form or forms it may materialize. We believe that the tremendous opportunities in science and technology remain as promising as we have seen them in several years, and we look forward to the ongoing innovation and discovery that characterize these two dynamic areas.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Science and Technology Fund.

PORTFOLIO HIGHLIGHTS
Ivy Science and Technology Fund

ALL DATA IS AS OF MARCH 31, 2010 (UNAUDITED)

Asset Allocation

Stocks	96.12%
Information Technology	65.56%
Health Care	12.26%
Industrials	6.78%
Consumer Staples	5.72%
Telecommunication Services	2.14%
Materials	1.93%
Consumer Discretionary	0.89%
Financials	0.80%
Energy	0.04%
Cash and Cash Equivalents	3.88%

Lipper Rankings

Category: Lipper Science & Technology Funds	Rank	Percentile
1 Year	140/142	98
3 Year	11/133	9
5 Year	11/118	10
10 Year	7/70	10

Past performance is no guarantee of future results. Rankings are for Class C shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	78.19%
United States	72.46%
Canada	5.73%
Pacific Basin	7.32%
Europe	4.53%
Spain	3.74%
Other Europe	0.79%
Bahamas/Caribbean	3.05%
South America	3.03%
Cash and Cash Equivalents	3.88%

Top 10 Equity Holdings

Company	Sector	Industry
Cree, Inc.	Information Technology	Semiconductors
Microsoft Corporation	Information Technology	Systems Software
Alliance Data Systems Corporation	Information Technology	Data Processing & Outsourced Services
Research In Motion Limited	Information Technology	Communications Equipment
Apple Inc.	Information Technology	Computer Hardware
Aspen Technology, Inc.	Information Technology	Application Software
Telvent GIT, S.A.	Information Technology	IT Consulting & Other Services
Vertex Pharmaceuticals Incorporated	Health Care	Biotechnology
Bunge Limited	Consumer Staples	Agricultural Products
Micron Technology, Inc.	Information Technology	Semiconductors

See your advisor or www.ivyfunds.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Ivy Science and Technology Fund

(UNAUDITED)

Ivy Science and Technology Fund, Class C Shares(1)			$9,523
S&P North American Technology Sector Index			$4,474
Lipper Science & Technology Funds Universe Averag			$4,499

DATE	IVY SCIENCE & TECHNOLOGY FUND, CLASS C SHARES	S&P NORTH AMERICAN TECHNOLOGY SECTOR INDEX	LIPPER SCIENCE & TECHNOLOGY FUNDS UNIVERSE AVERAGE

3/31/00	10,000	10,000	10,000
3/31/01	5,251	3,887	4,058
3/31/02	5,298	3,553	3,664
3/31/03	4,092	2,277	2,337
3/31/04	5,596	3,492	3,660
3/31/05	6,053	3,316	3,507
3/31/06	7,619	3,870	4,316
3/31/07	8,024	4,039	4,332
3/31/08	8,615	4,022	4,118
3/31/09	6,849	2,803	2,818
3/31/10	9,523	4,474	4,499

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class E	Class I	Class R	Class Y
1-year period ended 3-31-10	32.07%	34.72%	39.05%	32.15%	40.65%	39.95%	40.36%
5-year period ended 3-31-10	9.08%	9.11%	9.49%	––	––	––	10.54%
10-year period ended 3-31-10	––	––	-0.49%	––	––	––	0.55%
Since inception of Class(3) through 3-31-10	2.33%	1.87%	––	4.17%	7.56%	7.27%	––

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class I, Class R and Class Y shares are not subject to sales charges.

(3)7-3-00 for Class A and Class B shares, 4-2-07 for Class E and Class I shares and 12-29-05 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Ivy Science and Technology Fund

(UNAUDITED)

For the Six Months Ended March 31, 2010	Beginning Account Value 9-30-09	Ending Account Value 3-31-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,091.10	1.49%	$7.84
Class B	$1,000	$1,085.60	2.51%	$13.04
Class C	$1,000	$1,086.90	2.25%	$11.69
Class E	$1,000	$1,091.10	1.43%	$7.42
Class I	$1,000	$1,092.80	1.11%	$5.86
Class R	$1,000	$1,090.30	1.64%	$8.57
Class Y	$1,000	$1,091.90	1.34%	$7.01
Based on 5% Return(2)
Class A	$1,000	$1,017.48	1.49%	$7.57
Class B	$1,000	$1,012.43	2.51%	$12.58
Class C	$1,000	$1,013.70	2.25%	$11.28
Class E	$1,000	$1,017.80	1.43%	$7.16
Class I	$1,000	$1,019.38	1.11%	$5.65
Class R	$1,000	$1,016.76	1.64%	$8.27
Class Y	$1,000	$1,018.24	1.34%	$6.76

* Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2010, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Ivy Science and Technology Fund (in thousands)

MARCH 31, 2010

COMMON STOCKS	Shares	Value
Agricultural Products - 5.09%
Archer Daniels Midland Company	804	$23,221
Bunge Limited	566	34,877
		58,098
Application Software - 9.38%
ACI Worldwide, Inc. (A)	1,663	34,277
Aspen Technology, Inc. (A)	4,294	44,017
Lawson Software, Inc. (A)	4,340	28,687
		106,981
Biotechnology - 9.19%
Amgen Inc. (A)	472	28,213
Genzyme Corporation (A)	616	31,917
Isis Pharmaceuticals, Inc. (A)	483	5,271
Vertex Pharmaceuticals Incorporated (A)	965	39,431
		104,832
Communications Equipment - 5.41%
Alcatel, ADR	2,874	8,968
Research In Motion Limited (A)	714	52,789
		61,757
Computer Hardware - 5.19%
Apple Inc. (A)	205	48,137
High Tech Computer Corp. (B)	950	11,093
		59,230
Consumer Electronics - 0.89%
Garmin Ltd.	265	10,189

Data Processing & Outsourced Services - 11.13%
Alliance Data Systems Corporation (A)	885	56,624
Euronet Worldwide, Inc. (A)	1,237	22,791
Lender Processing Services, Inc.	619	23,367
Tivit Terceirizacao de Technologia e Servicos (B)(C)	931	9,350
Tivit Terceirizacao de Technologia e Servicos (B)	481	4,826
VeriFone Holdings, Inc. (A)	283	5,709
WNS (Holdings) Limited, ADR (A)	389	4,170
		126,837
Diversified Chemicals - 1.48%
FMC Corporation	279	16,884

Diversified Support Services - 1.01%
EnerNOC, Inc. (A)	387	11,489

Electrical Components & Equipment - 1.80%
Canadian Solar Inc. (A)	518	12,603
First Solar, Inc. (A)	24	2,882
POWER-ONE, INC. (A)	1,192	5,029
		20,514
Electronic Equipment & Instruments - 2.93%
IPG Photonics Corporation (A)	117	1,733
Itron, Inc. (A)	436	31,648
		33,381
Fertilizers & Agricultural Chemicals - 0.45%
Sociedad Quimica y Minera de Chile S.A., ADR	138	5,164

Health Care Distributors - 0.08%
Animal Health International, Inc. (A)	501	948

Health Care Facilities - 1.57%
HealthSouth Corporation (A)	957	17,900

Health Care Services - 0.54%
Fleury S.A. (A)(B)(C)	422	4,549
Fleury S.A. (A)(B)	147	1,588
		6,137
Heavy Electrical Equipment - 0.23%
Broadwind Energy, Inc. (A)	578	2,585

Home Entertainment Software - 3.02%
Activision Blizzard, Inc.	475	5,731
Nintendo Co., Ltd. (B)	86	28,725
		34,456
Industrial Machinery - 3.57%
ESCO Technologies Inc.	927	29,476
Pentair, Inc.	320	11,388
		40,864
Integrated Telecommunication Services - 0.75%
CenturyTel, Inc.	242	8,567

Internet Software & Services - 1.74%
SAVVIS, Inc. (A)	1,203	19,850

IT Consulting & Other Services - 3.74%
Telvent GIT, S.A.	1,484	42,688

Life & Health Insurance - 0.80%
Amil Participacoes S.A. (B)	1,173	9,106

Oil & Gas Equipment & Services - 0.04%
ION Geophysical Corporation (A)	98	481

Pharmaceuticals - 0.88%
Ironwood Pharmaceuticals, Inc., Class A (A)	740	10,005

Research & Consulting Services - 0.17%
Mistras Group, Inc. (A)	189	1,891

Semiconductor Equipment - 1.80%
MEMC Electronic Materials, Inc. (A)	773	11,852
Photronics, Inc. (A)	1,713	8,717
		20,569
Semiconductors - 16.23%
Cree, Inc. (A)	902	63,303
Inotera Memories, Inc. (B)	21,238	17,120
Micron Technology, Inc. (A)	3,348	34,788
PMC-Sierra, Inc. (A)	2,479	22,111
Samsung Electronics Co., Ltd. (B)	31	22,340
Texas Instruments Incorporated	1,034	25,292
		184,954
Systems Software - 4.99%
Microsoft Corporation	1,946	56,959

Wireless Telecommunication Service - 1.39%
Sprint Nextel Corporation (A)	4,179	15,881

TOTAL COMMON STOCKS - 95.49%		$1,089,197
(Cost: $939,620)

PREFERRED STOCKS - 0.63%	Shares	Value
Agricultural Products
Archer Daniels Midland Company (A)	175	$7,152
(Cost: $5,854)

SHORT-TERM SECURITIES	Principal
Commercial Paper (D) - 1.42%
Corporacion Andina de Fomento,
0.180%, 4-6-10	$8,000	8,000
John Deere Credit Limited (John Deere Capital Corporation),
0.160%, 4-6-10	4,000	4,000
McCormick & Co. Inc.,
0.000%, 4-1-10	4,208	4,208
		16,208
Municipal Obligations - 1.10%
MS Bus Fin Corp, Gulf Opportunity Zone Indl Dev Rev Bonds (Chevron U.S.A. Inc. Proj), Ser 2007D (Chevron Corp),
0.290%, 4-1-10 (E)	12,500	12,500

TOTAL SHORT-TERM SECURITIES - 2.52%		$28,708
(Cost: $28,708)

TOTAL INVESTMENT SECURITIES - 98.64%		$1,125,057
(Cost: $974,182)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.36%		15,503

NET ASSETS - 100.00%		$1,140,560

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B)Listed on an exchange outside the United States.

(C)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Directors. At March 31, 2010, the total value of these securities amounted to $13,899 or 1.22% of net assets.

(D)Rate shown is the yield to maturity at March 31, 2010.

(E)Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010. Date shown represents the date that the variable rate resets.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts

Country Diversification (as a % of net assets)
United States	72.46%
Canada	5.73%
Spain	3.74%
Bermuda	3.05%
Brazil	2.58%
Japan	2.52%
Taiwan	2.47%
South Korea	1.96%
France	0.79%
Chile	0.45%
India	0.37%
Other+	3.88%
+Includes cash and cash equivalents and other assets and liabilities

Industry and geographical classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Ivy High Income Fund

(UNAUDITED)

Below, Bryan C. Krug, portfolio manager of the Ivy High Income Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2010. He has managed the Fund for four years and has 11 years of industry experience.

Bryan C. Krug

Fiscal year performance

For the 12 Months Ended March 31, 2010
Ivy High Income Fund (Class C shares)
Benchmark(s) and/or Lipper Category	39.45%
Citigroup High Yield Market Index	53.86%
(generally reflects the performance of securities representing the high yield sector of the bond market)
Lipper High Current Yield Funds Universe Average	47.07%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Massive rally off the March 2009 low

The U.S. economy, while certainly not showing a strong cyclical rebound in the first calendar quarter of 2010, has begun to grow again. A year earlier the situation was quite different, as investors expected a very severe and prolonged recession. The U.S. unemployment rate was rising rapidly, credit markets were frozen and the housing market was in a state of free fall as foreclosures mounted.

The situation began to stabilize in the late spring and early summer of 2009 as a result of massive federal intervention. While decent for the first quarter of 2010, the U.S. economy's growth rate appears to be held back primarily by weak employment and flat home prices. Job growth is nominal and businesses remain wary that consumer spending will be weak as households struggle under large debts and lost housing wealth. Housing prices may have bounced off the bottom in 2009, but recent national surveys suggest they've begun to turn down and may fall further as government stimulus programs expire. A huge overhang of delinquent loans only increases the prospect for more distressed sales, further pressuring prices.

Toward the middle of the fiscal year, corporate profitability began to pick up nicely. Large corporations in general appeared to be in good financial shape. While revenue growth for many companies remained small, capital structures improved, as did credit spreads. This trend increased the attractiveness of corporate bonds.

Strength in all sectors

All sectors contributed to the Fund's absolute performance during the period. The Fund's relative performance lagged that of its benchmark primarily because the riskiest assets within the category rallied the most after selling off the most during the market downturn. It is our view that many of these capital structures are unsustainable without a robust economic recovery; therefore, the Fund did not own the riskiest assets, which we believed had the greatest default risk. As the rally in high yield has been more of a technical rally and less of a fundamental improvement in company operations, we have been cautious of too much excessive risk taking, with yields having rallied so much.

Given all this, our strategy remains consistent. The Fund is bottom-up driven, and we continue to evaluate and invest in companies across the capital structure and ratings spectrum. After we are comfortable with the business-model risk of a company, we optimize risk/reward by investing in the debt portion of the capital structure we find most attractive, which includes secured bank loans or floating rate notes, unsecured high-yield bonds and busted convertibles (a convertible security that is trading well below its conversion value). With the appreciation of the markets, we have moved up in the capital structure and have increased the Fund's ownership of Senior Secured first-lien debt. We have made these investments in first-lien bonds as well as first-lien secured bank loans, or floating rate notes.

A stock-picker's market

Our outlook is cautious. Future performance will be driven both by fundamentals of the economic outlook as well as liquidity in the system, in our view. As investors appear to have excess cash to invest and other non-traditional accounts still playing the risk trade, the technicals continue to be strong with companies able to access the capital markets at a strong pace. There still appears to be less value in the lower-rated end of the high-yield spectrum. As default rates are still relatively high, investors look to be reaching for yield, even though we think the compensation for risk is less compelling. Going forward, we believe the market will transition from a beta-driven liquidity market to a "stock pickers" market in 2010. We further believe that future performance will ultimately be driven by credit selection as well as the overall macro environment.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund's net asset value may fall as interest rates rise. Investing in high income securities may carry a greater risk of non-payment of interest or principal than higher-rated bonds. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy High Income Fund.

PORTFOLIO HIGHLIGHTS
Ivy High Income Fund

ALL DATA IS AS OF MARCH 31, 2010 (UNAUDITED)

Asset Allocation

Bonds	92.95%
Corporate Debt Securities	75.43%
Senior Loans	17.06%
Municipal Bonds - Taxable	0.46%
Cash and Cash Equivalents and Equities	7.05%

Lipper Rankings

Category: Lipper High Current Yield Funds	Rank	Percentile
1 Year	355/460	78
3 Year	47/399	12
5 Year	67/343	20
10 Year	74/222	34

Past performance is no guarantee of future results. Rankings are for Class C shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	5.45%
AA	0.09%
A	0.22%
BBB	5.14%
Non-Investment Grade	87.50%
BB	13.75%
B	48.73%
CCC	16.81%
Below CCC	0.37%
Non-rated	7.84%
Cash and Cash Equivalents and Equities	7.05%

Our preference is to always use ratings obtained from Standard & Poor's. For securities not rated by Standard & Poor's, ratings are obtained from Moody's.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Ivy High Income Fund

(UNAUDITED)

Ivy High Income Fund, Class C Shares(1)			$18,423
Citigroup High Yield Market Index			$20,243
Lipper High Current Yield Funds Universe Average			$17,240

DATE	IVY HIGH INCOME FUND, CLASS C SHARES	CITIGROUP HIGH YIELD MARKET INDEX	LIPPER HIGH CURRENT YIELD FUNDS UNIVERSE AVERAGE

3/31/00	10,000	10,000	10,000
3/31/01	10,018	10,271	9,849
3/31/02	10,777	10,414	9,823
3/31/03	11,008	10,927	10,154
3/31/04	12,803	13,374	12,231
3/31/05	13,302	14,338	13,019
3/31/06	13,967	15,274	13,938
3/31/07	15,435	17,030	15,367
3/31/08	14,842	16,420	14,756
3/31/09	13,211	13,156	11,722
3/31/10	18,424	20,243	17,240

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class E	Class I	Class Y
1-year period ended 3-31-10	32.37%	35.36%	39.45%	32.22%	40.89%	40.49%
5-year period ended 3-31-10	6.29%	6.34%	6.73%	––	––	7.72%
10-year period ended 3-31-10	––	––	6.30%	––	––	7.24%
Since inception of Class(3) through 3-31-10	6.68%	6.34%	––	4.45%	7.60%	––

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class I and Class Y shares are not subject to sales charges.

(3)7-3-00 for Class A shares, 7-18-00 for Class B shares and 4-2-07 for Class E and Class I shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Ivy High Income Fund

(UNAUDITED)

For the Six Months Ended March 31, 2010	Beginning Account Value 9-30-09	Ending Account Value 3-31-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,087.90	1.12%	$5.85
Class B	$1,000	$1,083.40	1.95%	$10.10
Class C	$1,000	$1,084.20	1.82%	$9.48
Class E	$1,000	$1,086.50	1.36%	$7.09
Class I	$1,000	$1,089.60	0.82%	$4.28
Class Y	$1,000	$1,088.10	1.08%	$5.64
Based on 5% Return(2)
Class A	$1,000	$1,019.37	1.12%	$5.65
Class B	$1,000	$1,015.19	1.95%	$9.77
Class C	$1,000	$1,015.84	1.82%	$9.17
Class E	$1,000	$1,018.15	1.36%	$6.86
Class I	$1,000	$1,020.86	0.82%	$4.14
Class Y	$1,000	$1,019.57	1.08%	$5.45

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2010, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Ivy High Income Fund (in thousands)

MARCH 31, 2010

COMMON STOCKS	Shares		Value
Building Products - 0.05%
Nortek, Inc. (A)	14		$583

Casinos & Gaming - 1.01%
Sands China Ltd. (A)(B)(C)	7,883		12,529

TOTAL COMMON STOCKS - 1.06%			$13,112
(Cost: $9,500)

PREFERRED STOCKS - 0.02%
Finance
GMAC INC. (D)	––	*	$230
(Cost: $—)

WARRANTS - 0.00%
Apparel Retail
St. John Knits International, Incorporated, Warrants (D)	26		$––	*
(Cost: $—)

CORPORATE DEBT SECURITIES	Principal
Aerospace - 1.07%
Global Aviation Holdings, Inc.,
14.000%, 8-15-13 (C)	$1,380		1,402
Vought Aircraft Industries, Inc.,
8.000%, 7-15-11	11,700		11,759
			13,161
Apparel, Accessories & Luxury Goods - 0.08%
Perry Ellis International, Inc.,
8.875%, 9-15-13	1,000		1,021

Automobile Manufacturers - 0.11%
UCI Holdco, Inc.,
8.257%, 12-15-13 (E)(F)	1,411		1,321

Automobile Mfg. / Vehicle Parts - 1.26%
AutoNation, Inc.,
6.750%, 4-15-18	5,460		5,377
Sonic Automotive, Inc.,
9.000%, 3-15-18 (C)	9,955		10,204
			15,581
Automotive Retail - 0.24%
Group 1 Automotive, Inc.,
8.250%, 8-15-13	2,850		2,932

Banking - 2.97%
CapitalSource Inc.,
12.750%, 7-15-14 (C)	17,300		19,809
JPMorgan Chase & Co.,
7.900%, 4-29- 49 (F)	7,250		7,729
Marshall & Ilsley Corporation,
5.000%, 1-17-17	10,450		9,101
			36,639
Broadband - 0.14%
Broadview Networks Holdings, Inc.,
11.375%, 9-1-12	1,720		1,673

Broadcast / Outdoor - 2.25%
Sirius Satellite Radio Inc.,
9.625%, 8-1-13	10,600		11,117
Sirius Satellite Radio Inc., Convertible,
3.250%, 10-15-11	2,000		1,905
SIRIUS XM Radio Inc.,
8.750%, 4-1-15 (C)	12,590		12,542
XM Satellite Radio Inc.,
13.000%, 8-1-13 (C)	1,900		2,140
			27,704
Building Products - 6.44%
Associated Materials, LLC and Associated Materials Finance, Inc.,
9.875%, 11-15-16	1,730		1,868
Goodman Global Group, Inc.:
0.000%, 12-15-14 (C)(G)	35,187		20,584
13.500%, 2-15-16	12,500		13,969
Norcraft Companies, L.P. and Norcraft Finance Corp.,
10.500%, 12-15-15 (C)	2,905		3,065
Nortek, Inc.,
11.000%, 12-1-13	14,464		15,513
Ply Gem Industries, Inc.:
11.750%, 6-15-13	20,200		21,310
13.125%, 7-15-14 (C)	2,925		3,035
			79,344
Capital Goods - 0.15%
RBS Global, Inc. and Rexnord LLC,
8.875%, 9-1-16	2,000		1,845

Casinos & Gaming - 4.64%
American Casino & Entertainment Properties LLC and ACEP Finance Corp.,
11.000%, 6-15-14	9,450		8,859
Inn of the Mountain Gods Resort and Casino,
12.000%, 11-15-10 (H)	1,500		720
MGM MIRAGE:
13.000%, 11-15-13	9,060		10,555
10.375%, 5-15-14 (C)	2,725		3,004
11.125%, 11-15-17 (C)	6,150		6,919
9.000%, 3-15-20 (C)	2,170		2,235
Peninsula Gaming, LLC:
8.375%, 8-15-15 (C)	1,700		1,696
10.750%, 8-15-17 (C)	5,400		5,157
Pinnacle Entertainment, Inc.:
8.250%, 3-15-12	2,064		2,049
8.625%, 8-1-17 (C)	2,200		2,151
Scientific Games Corporation,
9.250%, 6-15-19	10,725		11,341
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp.,
6.625%, 12-1-14	2,500		2,494
			57,180
Chemicals - 0.72%
Hexion Finance Escrow LLC and Hexion Escrow Corporation,
8.875%, 2-1-18 (C)	1,950		1,921
Nalco Company,
8.875%, 11-15-13	6,750		6,952
			8,873
Commercial Printing - 0.25%
Corrections Corporation of America,
7.750%, 6-1-17	2,890		3,020

Communications Equipment - 0.31%
Sorenson Communications, Inc.,
10.500%, 2-1-15 (C)	3,900		3,764

Construction Materials - 2.73%
Headwaters Incorporated,
11.375%, 11-1-14 (C)	12,935		13,501
Headwaters Incorporated, Convertible:
2.500%, 2-1-14	7,250		5,193
14.750%, 2-1-14 (D)	8,100		8,697
16.000%, 6-1-16 (C)	5,687		6,355
			33,746
Consumer Finance - 1.14%
ASG Consolidated LLC and ASG Finance, Inc.,
11.500%, 11-1-11	12,900		12,965
Global Cash Access, L.L.C. and Global Cash Access Finance Corporation,
8.750%, 3-15-12	1,122		1,123
			14,088
Consumer Products - 1.31%
Prestige Brands, Inc.,
8.250%, 4-1-18 (C)	3,225		3,306
Visant Holding Corp.:
8.750%, 12-1-13	7,025		7,201
10.250%, 12-1-13	5,475		5,639
			16,146
Containers - 0.87%
Graham Packaging Company, L.P. and GPC Capital Corp. I,
9.875%, 10-15-14	2,500		2,594
Owens-Brockway Glass Container Inc.,
8.250%, 5-15-13	8,000		8,100
			10,694
Distillers & Vintners - 0.98%
Central European Distribution Corporation,
9.125%, 12-1-16 (C)	11,400		12,027

Diversified Banks - 0.13%
FCE Bank plc,
7.875%, 2-15-11 (I)	GBP1,000		1,550

Diversified Telecom - 0.30%
Qwest Communications International Inc.,
8.000%, 10-1-15	$ 3,500		3,728

Electronic Manufacturing Services - 0.97%
Tyco Electronics Ltd.,
6.550%, 10-1-17	10,875		11,965

Energy - 1.05%
Calpine Construction Finance Company, L.P.,
8.000%, 6-1-16 (C)	11,500		11,758
TXU Corp.,
6.550%, 11-15-34	2,250		1,159
			12,917
Environmental & Facilities Services - 0.13%
Allied Waste North America, Inc.,
7.125%, 5-15-16	1,500		1,629

Fertilizers & Agricultural Chemicals - 0.30%
Mosaic Company (The),
7.625%, 12-1-16 (C)	3,400		3,730

Finance - 8.93%
CEMEX Finance LLC,
9.500%, 12-14-16 (C)	5,450		5,641
CIT Group, Inc.:
7.000%, 5-1-13	20,850		20,276
7.000%, 5-1-16	6,650		6,135
7.000%, 5-1-17	9,625		8,879
CNG Holdings, Inc.,
12.250%, 2-15-15 (C)	10,850		10,511
CPM Holdings, Inc.,
10.625%, 9-1-14 (C)	5,350		5,698
Credit Acceptance Corporation,
9.125%, 2-1-17 (C)	3,360		3,452
Dollar Financial Corp.,
10.375%, 12-15-16 (C)	7,335		7,784
E*TRADE Financial Corporation:
7.375%, 9-15-13	2,400		2,304
7.875%, 12-1-15	3,850		3,696
12.500%, 11-30-17 (E)	7,703		8,882
Harley-Davidson Funding Corp.,
6.800%, 6-15-18 (C)	8,625		8,612
Icahn Enterprises L.P.,
7.750%, 1-15-16 (C)	7,725		7,435
Meridian Funding Company, LLC,
1.730%, 10-15-16 (C)(F)	2,750		2,072
MU Finance plc,
8.375%, 2-1-17 (C)	3,900		3,846
Pinnacle Foods Finance LLC,
9.250%, 4-1-15 (C)	4,750		4,869
			110,092
Food Processors / Bev / Bottling - 0.23%
TreeHouse Foods, Inc.,
7.750%, 3-1-18	2,730		2,832

General Merchandise Stores - 0.82%
Dollar General Corporation,
11.875%, 7-15-17	8,692		10,126

Health Care Equipment - 0.32%
Biomet, Inc.,
11.625%, 10-15-17	3,500		3,920

Health Care Facilities - 2.36%
HCA Inc.:
8.750%, 9-1-10	2,250		2,295
6.250%, 2-15-13	1,750		1,737
6.750%, 7-15-13	2,750		2,750
9.625%, 11-15-16	8,008		8,578
9.875%, 2-15-17 (C)	500		545
8.500%, 4-15-19 (C)	4,750		5,109
HealthSouth Corporation,
8.125%, 2-15-20	8,200		8,159
			29,173
Health Care Facilities / Supplies - 1.99%
Catalent Pharma Solutions, Inc.:
9.500%, 4-15-15 (E)	4,545		4,266
9.750%, 4-15-17 (I)	EUR1,225		1,456
DJO Finance LLC and DJO Finance Corporation,
10.875%, 11-15-14 (C)	$420		456
QHP Royalty Sub LLC,
10.250%, 3-15-15 (D)	2,730		2,760
ReAble Therapeutics Finance LLC and ReAble Therapeutics Finance Corporation:
10.875%, 11-15-14	2,350		2,553
11.750%, 11-15-14	3,250		3,445
US Oncology, Inc.:
10.750%, 8-15-14	5,075		5,278
9.125%, 8-15-17	4,130		4,316
			24,530
Hotels, Resorts & Cruise Lines - 1.76%
Gaylord Entertainment Company,
6.750%, 11-15-14	8,500		8,138
Royal Caribbean Cruises Ltd.,
7.500%, 10-15-27	2,750		2,427
Starwood Hotels & Resorts Worldwide, Inc.:
6.750%, 5-15-18	8,000		8,020
7.150%, 12-1-19	3,100		3,139
			21,724
Household Products - 0.37%
Simmons Bedding Company:
7.875%, 1-15-14 (H)	1,000		––	*
11.250%, 7-15-15 (C)	4,200		4,578
			4,578
Independent Finance - 0.59%
LPL Investment Holdings Inc.,
10.750%, 12-15-15 (C)	7,000		7,271

Industrial - Other - 0.45%
J.B. Poindexter & Co., Inc.,
8.750%, 3-15-14	880		766
Tyco Electronics Group S.A.,
5.950%, 1-15-14	4,400		4,742
			5,508
Industrial Conglomerates - 0.09%
General Electric Company,
5.000%, 2-1-13	1,000		1,078

Internet Software & Services - 0.74%
Terremark Worldwide, Inc.,
12.000%, 6-15-17 (C)	7,950		9,143

IT Consulting & Other Services - 0.66%
SunGard Data Systems Inc.:
9.125%, 8-15-13	3,250		3,331
10.625%, 5-15-15	4,400		4,796
			8,127
Leisure - 1.72%
Regal Cinemas Corporation,
9.375%, 2-1-12	2,000		2,015
Speedway Motorsports, Inc.,
8.750%, 6-1-16	4,950		5,272
Wallace Theater Holdings Inc.,
9.956%, 6-15-13 (C)(F)	8,500		8,734
Yonkers Racing Corporation,
11.375%, 7-15-16 (C)	4,750		5,130
			21,151
Machinery - 0.39%
Altra Holdings, Inc.,
8.125%, 12-1-16 (C)	4,750		4,827

Metals / Mining - 1.25%
Compass Minerals International, Inc.,
8.000%, 6-1-19 (C)	3,850		4,004
Severstal Columbus LLC,
10.250%, 2-15-18 (C)	3,870		4,069
Teck Resources Limited:
9.750%, 5-15-14	1,515		1,795
10.250%, 5-15-16	2,270		2,701
10.750%, 5-15-19	2,270		2,781
			15,350
Office Services & Supplies - 0.63%
Interface, Inc.:
11.375%, 11-1-13	5,250		5,919
9.500%, 2-1-14	1,850		1,906
			7,825
Oil & Gas Exploration & Production - 0.34%
Petrohawk Energy Corporation,
9.125%, 7-15-13	4,000		4,175

Oil & Gas Storage & Transportation - 0.38%
Regency Energy Partners LP,
9.375%, 6-1-16 (C)	4,430		4,696

Oil Refining & Marketing - 0.98%
Alon Refining Krotz Springs, Inc.,
13.500%, 10-15-14	3,600		3,465
RDS Ultra-Deepwater Ltd,
11.875%, 3-15-17 (C)	8,385		8,595
			12,060
Paper & Forest Products - 0.22%
P.H. Glatfelter Company:
7.125%, 5-1-16 (C)	2,450		2,407
7.125%, 5-1-16	300		295
			2,702
Paper Packaging - 0.49%
Sealed Air Corporation:
7.875%, 6-15-17 (C)	3,250		3,527
6.875%, 7-15-33 (C)	2,750		2,528
			6,055
Paper Products - 0.37%
Buckeye Technologies Inc.,
8.500%, 10-1-13	4,437		4,537

Pharmaceuticals - 0.41%
BioScrip, Inc.,
10.250%, 10-1-15 (C)	2,580		2,625
PharmaNet Development Group Inc.,
10.875%, 4-15-17 (C)	2,400		2,400
			5,025
Railroads - 0.98%
Kansas City Southern de Mexico, S.A. de C.V.:
12.500%, 4-1-16	4,500		5,321
8.000%, 2-1-18 (C)	2,100		2,153
RailAmerica Inc.,
9.250%, 7-1-17	4,365		4,654
			12,128
Restaurants - 0.30%
NPC International, Inc.,
9.500%, 5-1-14	3,750		3,731

Retail Propane Distributors - 0.35%
Ferrellgas Partners, L.P. and Ferrellgas Partners Finance Corp.,
8.625%, 6-15-20	4,370		4,370

Retail Stores - 1.95%
Jostens IH Corp.,
7.625%, 10-1-12	3,500		3,509
Sally Holdings LLC and Sally Capital Inc.,
10.500%, 11-15-16	6,641		7,239
Sonic Automotive, Inc.,
8.625%, 8-15-13	12,875		13,245
			23,993
Service - Other - 9.61%
Education Management LLC and Education Management Finance Corp.:
8.750%, 6-1-14	18,625		19,183
10.250%, 6-1-16	1,985		2,184
Expedia, Inc.,
8.500%, 7-1-16 (C)	2,435		2,703
Interpublic Group of Companies, Inc. (The),
10.000%, 7-15-17	2,800		3,168
KAR Holdings, Inc.,
8.750%, 5-1-14	5,625		5,738
Laureate Education, Inc.:
10.000%, 8-15-15 (C)	30,523		31,209
11.000%, 8-15-15 (C)(E)	12,623		12,924
11.750%, 8-15-17 (D)	17,550		18,252
Quintiles Transnational Holdings Inc,
9.500%, 12-30-14 (C)	8,305		8,471
Reddy Ice Corporation,
13.250%, 11-1-15 (D)	1,442		1,406
SITEL, LLC and SITEL Finance Corp.,
11.500%, 4-1-18 (C)	4,320		4,352
West Corporation,
9.500%, 10-15-14	8,610		8,847
			118,437
Systems Software - 0.15%
Stratus Technologies, Inc.,
12.000%, 3-29-15 (C)	1,950		1,880

Technology - 2.45%
DuPont Fabros Technology, Inc.,
8.500%, 12-15-17 (C)	2,850		2,936
Equinix, Inc.,
8.125%, 3-1-18	3,225		3,338
Jabil Circuit, Inc.:
7.750%, 7-15-16	6,860		7,219
8.250%, 3-15-18	2,120		2,290
L-3 Communications Corporation:
6.125%, 7-15-13	4,325		4,390
6.125%, 1-15-14	2,070		2,106
Xerox Capital Trust I,
8.000%, 2-1-27	8,010		7,858
			30,137
Utilities - 0.69%
AES Corporation (The):
9.375%, 9-15-10	2,000		2,055
9.750%, 4-15-16 (C)	6,000		6,495
			8,550
Wireless Telecommunication Service - 1.92%
Digicel Group Limited:
8.250%, 9-1-17 (C)	4,800		4,752
10.500%, 4-15-18 (C)	4,988		5,175
SBA Telecommunications, Inc.:
8.000%, 8-15-16 (C)	1,125		1,184
8.250%, 8-15-19 (C)	1,125		1,198
Wind Acquisition Finance S.A.,
11.750%, 7-15-17 (C)	10,300		11,381
			23,690

TOTAL CORPORATE DEBT SECURITIES - 75.43%			$929,699
(Cost: $855,577)

MUNICIPAL BONDS - TAXABLE - 0.46%
New York
NYC Indl Dev Agy,
11.000%, 3-1-29 (D)	5,000		$5,683
(Cost: $5,000)

SENIOR LOANS
Agricultural Products - 0.82%
WM. Bolthouse Farms, Inc.,
9.500%, 7-25-16 (F)	10,000		10,066

Apparel Retail - 0.40%
St. John Knits International, Inc.,
13.000%, 3-2-15 (F)	5,000		4,925

Broadcast / Outdoor - 0.13%
High Plains Broadcasting Operating Company, LLC,
9.000%, 9-14-16 (F)	1,656		1,594

Cable & Satellite - 0.49%
Newport Television LLC,
9.000%, 9-14-16 (F)	6,304		6,067

Casinos & Gaming - 0.42%
Las Vegas Sands, LLC:
2.050%, 5-23-14 (F)	3,269		2,986
2.050%, 5-23-14 (F)	661		603
Venetian Macau Limited:
4.800%, 5-25-13 (F)	1,359		1,317
4.800%, 5-25-13 (F)	305		295
			5,201

Diversified Capital Markets - 0.57%
Blackstone UTP Capital LLC,
7.750%, 10-29-14 (F)	6,983		7,087

Diversified Support Services - 0.87%
N.E.W. Holdings I, LLC,
9.500%, 3-5-17 (F)	10,766		10,714

Finance - 2.45%
CIT Group, Inc.:
9.500%, 1-18-12 (F)	11,250		11,512
13.000%, 1-18-12 (F)	13,500		13,973
13.000%, 1-18-12 (F)	4,500		4,657
			30,142
Health Care Facilities - 0.12%
HCA Inc.,
2.540%, 11-16-13 (F)	639		623
Iasis Healthcare Corporation,
5.499%, 6-15-14 (F)	943		876
			1,499
Internet Software & Services - 1.43%
Springboard Finance, L.L.C.,
7.000%, 2-2-15 (F)	17,500		17,568

Leisure Facilities - 0.20%
Universal City Development Partners, Ltd.,
6.500%, 10-20-14 (F)	2,494		2,516

Leisure Products - 0.36%
Red Football Joint Venture Ltd.,
14.250%, 8-16-17 (F)(I)	GBP3,019		4,466

Retail Stores - 1.26%
Michaels Stores, Inc.:
2.500%, 10-31-13 (F)	1,548		1,471
2.500%, 10-31-13 (F)	830		789
2.500%, 10-31-13 (F)	48		46
2.563%, 10-31-13 (F)	1,886		1,794
2.563%, 10-31-13 (F)	1,594		1,515
4.750%, 10-31-13 (F)	674		656
4.750%, 10-31-13 (F)	362		352
4.750%, 10-31-13 (F)	21		20
4.813%, 10-31-13 (F)	822		799
4.813%, 10-31-13 (F)	695		675
Rite Aid Corporation,
9.500%, 6-5-15 (F)	7,000		7,307
			15,424
Service - Other - 1.50%
iPayment, Inc.:
2.230%, 5-10-13 (F)	2,636		2,456
2.248%, 5-10-13 (F)	1,224		1,140
2.290%, 5-10-13 (F)	5,349		4,984
Laureate Education, Inc.,
7.000%, 8-1-14 (F)	9,956		9,937
			18,517
Specialty Stores - 0.71%
Provo Craft & Novelty, Inc.,
8.000%, 12-31- 49 (F)	9,000		8,775

Telecommunications - 0.64%
Charter Communications Operating, LLC,
2.300%, 3-6-14 (F)	5,939		5,723
U.S. Telepacific Corp.,
9.250%, 7-25-15 (F)	2,200		2,212
			7,935
Utilities - 4.69%
Energy Future Competitive Holdings Company and Texas Competitive Electric Holdings Company, LLC:
3.729%, 10-10-14 (F)	2,179		1,788
3.729%, 10-10-14 (F)	1,952		1,586
3.790%, 10-10-14 (F)	17		14
Texas Competitive Electric Holdings Company, LLC:
3.729%, 10-10-14 (F)	58,830		47,212
3.729%, 10-10-14 (F)	8,273		6,787
3.790%, 10-10-14 (F)	447		358
3.790%, 10-10-14 (F)	64		53
3.790%, 10-10-14 (F)	15		12
			57,810

TOTAL SENIOR LOANS - 17.06%			$210,306
(Cost: $199,764)

SHORT-TERM SECURITIES - 8.19%
Commercial Paper (J)
Bemis Company, Inc.,
0.230%, 4-14-10	10,000		9,999
Citigroup Funding Inc.,
0.180%, 4-8-10	5,000		5,000
Clorox Co.:
0.200%, 4-9-10	10,000		9,999
0.260%, 4-19-10	6,861		6,860
0.270%, 4-30-10	3,650		3,649
CVS Caremark Corporation,
0.210%, 4-7-10	10,000		10,000
General Mills, Inc.,
0.170%, 4-5-10	5,000		5,000
Heinz (H.J.) Finance Co. (Heinz (H.J.) Co.):
0.240%, 4-20-10	7,000		6,999
0.240%, 4-21-10	10,000		9,999
ITT Corporation,
0.250%, 4-14-10	17,250		17,248
Sonoco Products Co.,
0.000%, 4-1-10	1,167		1,167
Straight-A Funding, LLC (Federal Financing Bank),
0.190%, 5-7-10	15,000		14,997
(Cost: $100,917)			$100,917

TOTAL INVESTMENT SECURITIES - 102.22%			$1,259,947
(Cost: $1,170,758)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (2.22%)			(27,419)

NET ASSETS - 100.00%			$1,232,528
Notes to Schedule of Investments

The following forward foreign currency contracts were outstanding at March 31, 2010:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Sell	British Pound	Citibank, N.A.	39	8-16-10	$11	$––
Sell	British Pound	Citibank, N.A.	1,038	2-15-11	286	––
Sell	Euro	Citibank, N.A.	60	4-15-10	8	––
Sell	Euro	Citibank, N.A.	60	10-15-10	8	––
Sell	Euro	Citibank, N.A.	60	4-15-11	8	––
Sell	Euro	Citibank, N.A.	60	10-14-11	8	––
Sell	Euro	Citibank, N.A.	60	4-13-12	8	––
Sell	Euro	Citibank, N.A.	60	10-15-12	8	––
Sell	Euro	Citibank, N.A.	60	4-15-13	7	––
Sell	Euro	Citibank, N.A.	60	10-15-13	7	––
Sell	Euro	Citibank, N.A.	60	4-15-14	7	––
Sell	Euro	Citibank, N.A.	60	10-15-14	7	––
Sell	Euro	Citibank, N.A.	59	4-15-15	7	––
Sell	Euro	Citibank, N.A.	60	10-15-15	6	––
Sell	Euro	Citibank, N.A.	60	4-15-16	6	––
Sell	Euro	Citibank, N.A.	60	10-14-16	6	––
Sell	Euro	Citibank, N.A.	1,284	4-13-17	118	––

					$516	$––

*Not shown due to rounding.

(A)No dividends were paid during the preceding 12 months.

(B)Listed on an exchange outside the United States.

(C)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Directors. At March 31, 2010, the total value of these securities amounted to $400,211 or 32.47% of net assets.

(D)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Directors. At March 31, 2010, the total value of these securities amounted to $37,028 or 3.00% of net assets.

(E)Payment in kind bonds.

(F)Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(G)Zero coupon bond.

(H)Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(I)Principal amounts are denominated in the indicated foreign currency, where applicable (EUR - Euro and GBP - British Pound).

(J)Rate shown is the yield to maturity at March 31, 2010.

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Ivy Limited-Term Bond Fund

(UNAUDITED)

Below, Mark Otterstrom, CFA, portfolio manager of Ivy Limited-Term Bond Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2010. He has managed the Fund since August 2008 and has 23 years of industry experience.

Mark Otterstrom

Fiscal year performance

For the 12 Months Ended March 31, 2010
Ivy Limited-Term Bond Fund (Class C shares)	5.27%
Benchmark(s) and/or Lipper Category
Citigroup 1-5 yrs Treasury/Govt Sponsored/Credit Index	5.26%
(generally reflects the performance of securities representing the short and intermediate-term bond market)
Lipper Short-Intermediate Investment Grade Debt Funds Universe Average	12.08%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

With spring came strength

The first quarter of 2010 saw indications of a sustainable U.S. economic recovery beginning to take hold. Real consumer spending was nearing 4 percent for the quarter and real gross domestic product could exceed 3.5 percent. The March jobs report was the strongest in more than four years. Unemployment claims hit an 18-month low, the Purchasing Managers Index (PMI) measuring manufacturing hit a six-year high and the Institute of Supply Management's non-manufacturing composite is at its highest since May 2006. Even with the uptick in many indicators, a slack labor market and low capacity utilization could cause inflation expectations to remain low for the foreseeable future. The strength in the economy and the growing consensus that the recovery may be sustainable has put significant pressure on Treasury yields. Yields on the 10-year and 30-year Treasuries are at the high end of a year-long trading range. Up to this point, a low federal funds rate has kept a ceiling on these yields.

With inflation expectation low and home foreclosures still at troubling levels, the Fed appears to be in no hurry to raise short-term rates. It likely will continue to err on the side of low federal funds rates and raise short-term rates only once it is convinced the economy is healthy enough to support them. We don't expect short-term rates to change until later this year. When rates do go up, the market may be surprised by the speed at which they rise. Until we see a sharp increase in inflation expectations, any rise in rates could be met with a healthy demand for higher-yielding Treasury securities.

Spread products rallied throughout the Fund's fiscal year and high-yield corporate bonds outperformed all other sectors. Investment-grade corporate spreads neared the tightest levels since early 2008.

Mortgage-backed securities strong and mighty

Throughout 2009 the Fed purchased the vast majority of new issue mortgage-backed securities (MBS) from Government-Sponsored Enterprise securities (GSEs), Ginnie Mae, Freddie Mac and Fannie Mae. This stepped-up quantitative easing made MBS one of the best-performing sectors. During this period we also experienced strong cash flows into fixed-income mutual funds. This added to the demand for fixed-income product in all sectors. Investors' appetite for risk returned with a vengeance. The lowest-rated corporate bonds saw the highest total returns over the last year. However, these assets were also the hardest hit during the credit collapse at the end of 2008.

At the beginning of fiscal-year 2009, the Fund was significantly underweight compared to two sectors: corporate bonds and MBS. With the financial markets stepping back from the abyss in early 2009, we actively began to increase our exposure to both of these sectors. Throughout 2009 corporate credit spreads tightened dramatically. All corporate bonds, from AAA- to CCC-rated, realized a substantial turnaround in 2009. The Fund had an exposure of nearly 8 percent in high-grade financials. This sector performed exceptionally well.

Due to the Fed actively buying new issue MBS, our increased exposure to the MBS market added significantly to the Fund's performance.

Swapping debt

The biggest detractor to the Fund's absolute performance was our aversion to credit risk. We manage the Fund as a short-term, high-quality fund. That focus helped us miss the losses most of the market experienced in 2008. With the return of the risk trade in 2009, the Fund lagged other funds that manage a higher risk portfolio. We added to the Fund's corporate bond risk exposure by purchasing A-rated and AA-rated debt. The Fund has virtually no exposure to non-investment grade debt. We believe this will be a strong strategy over the long run. However, during periods when non-investment grade corporate bond returns are substantially higher than any other sector, the Fund will not fully participate.

The most significant change to the Fund over the last year was a conscious shift in our allocation out of Treasury and Agency debt into investment grade corporate debt. We also shortened our duration from 120 percent of our benchmark to 100 percent of our benchmark.

A look ahead

The March employment report suggests the current economic recovery is sustainable. Not only was the March report the strongest in more than four years, but there were healthy upward revisions to the January and February reports as well. Early estimates are for non-farm payrolls to increase 400,000 to 500,000 per month over the next several months. Even with these gains, the unemployment rate could remain high as more discouraged workers come back into the workforce. Still, it appears to us that employment growth is trending higher.

Maintaining a relatively short duration was a good strategy in March 2010. We don't feel there is much upside to holding long duration bonds over the next few months. Spreads may remain rather tight but long duration bonds could have a hard time holding their recent gains. Maintaining a short-duration, high-quality fund could help preserve some of these gains as Treasury rates grind higher. We continue to believe that until the Fed changes its monetary policy and begins to raise rates, the short end of the curve will act as an anchor for the long end. The Fund is overweight in the middle of the yield curve in order to take advantage of the steep yield curve. It is underweight compared to Treasuries and GSE debt. We will look for opportunities to add to the Fund's agency-backed mortgage debt. As credit markets stabilize, we will selectively increase the Fund's spread product exposure if we feel it will be adequately compensated for the additional risk.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. Fixed-income securities are subject to interest rate risk and, as such, the Fund's net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund's prospectus.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and, the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Limited-Term Bond Fund.

PORTFOLIO HIGHLIGHTS
Ivy Limited-Term Bond Fund

ALL DATA IS AS OF MARCH 31, 2010 (UNAUDITED)

Asset Allocation

Bonds	96.98%
Corporate Debt Securities	53.95%
United States Government and Government Agency Obligations	40.88%
Municipal Bonds - Taxable	2.15%
Cash and Cash Equivalents	3.02%

Lipper Rankings

Category: Lipper Short-Intermediate Investment Grade Debt Funds	Rank	Percentile
1 Year	143/149	96
3 Year	56/137	41
5 Year	78/130	60
10 Year	64/69	92

Past performance is no guarantee of future results. Rankings are for Class C shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	96.64%
AAA	46.22%
AA	9.75%
A	20.07%
BBB	20.60%
Non-Investment Grade	0.34%
BB	0.34%
Cash and Cash Equivalents	3.02%

Our preference is to always use ratings obtained from Standard & Poor's. For securities not rated by Standard & Poor's, ratings are obtained from Moody's.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Ivy Limited-Term Bond Fund

(UNAUDITED)

Ivy Limited-Term Bond Fund, Class C Shares(1)			$14,919
Citigroup 1-5 yrs Treasury/Govt Sponsored/Credit Index			$16,947
Lipper Short-Intermediate Investment Grade Debt Funds Universe Average			$16,175

DATE	IVY LIMITED-TERM BOND FUND, CLASS C SHARES	CITIGROUP 1-5 YRS TREASURY/GOVT. SPONSORED/CREDIT INDEX	LIPPER SHORT INTERMEDIATE INVESTMENT GRADE DEBT FUNDS UNIVERSE AVERAGE

3/31/00	10,000	10,000	10,000
3/31/01	10,948	11,109	11,057
3/31/02	11,436	11,737	11,527
3/31/03	12,033	12,845	12,531
3/31/04	12,301	13,366	13,084
3/31/05	12,122	13,299	13,086
3/31/06	12,211	13,609	13,328
3/31/07	12,697	14,385	14,049
3/31/08	13,482	15,664	14,705
3/31/09	14,171	16,100	14,432
3/31/10	14,919	16,947	16,175

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
Average Annual Total Return(2)	Class A	Class B	Class C	Class E	Class I	Class Y
1-year period ended 3-31-10	3.38%	1.16%	5.27%	3.42%	6.35%	6.07%
5-year period ended 3-31-10	4.56%	4.02%	4.24%	––	––	5.19%
10-year period ended 3-31-10	––	––	4.08%	––	––	5.04%
Since inception of Class(3) through 3-31-10	4.55%	3.96%	––	5.62%	6.98%	––

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A and Class E shares carry a maximum front-end sales load of 2.50%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class I and Class Y shares are not subject to sales charges.

(3)8-17-00 for Class A shares, 7-3-00 for Class B shares and 4-2-07 for Class E and Class I shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Ivy Limited-Term Bond Fund

(UNAUDITED)

For the Six Months Ended March 31, 2010	Beginning Account Value 9-30-09	Ending Account Value 3-31-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,017.00	0.97%	$4.84
Class B	$1,000	$1,012.70	1.80%	$9.06
Class C	$1,000	$1,013.30	1.69%	$8.46
Class E	$1,000	$1,016.60	1.07%	$5.44
Class I	$1,000	$1,018.40	0.70%	$3.53
Class Y	$1,000	$1,017.10	0.96%	$4.84
Based on 5% Return(2)
Class A	$1,000	$1,020.11	0.97%	$4.85
Class B	$1,000	$1,015.93	1.80%	$9.07
Class C	$1,000	$1,016.50	1.69%	$8.47
Class E	$1,000	$1,019.58	1.07%	$5.45
Class I	$1,000	$1,021.42	0.70%	$3.54
Class Y	$1,000	$1,020.17	0.96%	$4.85

* Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2010, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Ivy Limited-Term Bond Fund (in thousands)

MARCH 31, 2010

CORPORATE DEBT SECURITIES	Principal	Value
Aerospace & Defense - 0.36%
Honeywell International Inc.,
3.875%, 2-15-14	$3,100	$3,247

Airlines - 0.59%
Southwest Airlines Co.,
6.500%, 3-1-12	5,000	5,309

Banking - 5.57%
Barclays Bank PLC,
2.500%, 1-23-13	5,000	5,006
Citigroup Inc. (Federal Deposit Insurance Corporation),
2.875%, 12-9-11 (A)	6,000	6,191
Deutsche Bank AG,
3.450%, 3-30-15	9,900	9,837
JPMorgan Chase & Co.:
4.650%, 6-1-14	5,000	5,283
3.700%, 1-20-15	6,850	6,893
Regions Bank (Federal Deposit Insurance Corporation),
3.250%, 12-9-11 (A)	6,000	6,223
State Street Corporation,
4.300%, 5-30-14	2,000	2,117
U.S. Bancorp,
3.150%, 3- 4-15	5,000	4,948
Wells Fargo & Company,
3.625%, 4-15-15	3,500	3,473
		49,971
Beverage / Bottling - 1.49%
Anheuser-Busch InBev Worldwide Inc.:
5.375%, 11-15-14 (B)	5,500	5,958
4.125%, 1-15-15	5,000	5,144
Bottling Group, LLC,
6.950%, 3-15-14	2,000	2,315
		13,417
Cable & Satellite - 1.00%
Comcast Cable Communications, Inc.,
6.750%, 1-30-11	5,000	5,226
Time Warner Cable Inc.,
3.500%, 2-1-15	3,750	3,753
		8,979
Communications Equipment - 0.58%
Cisco Systems, Inc.,
5.250%, 2-22-11	5,000	5,204

Computer Hardware - 0.73%
Dell Inc.,
3.375%, 6-15-12	2,000	2,078
Hewlett-Packard Company,
6.500%, 7-1-12	1,500	1,660
International Business Machines Corporation,
6.500%, 10-15-13	2,500	2,869
		6,607
Construction & Farm Machinery & Heavy Trucks - 0.86%
Caterpillar Inc.,
7.000%, 12-15-13	2,000	2,314
John Deere Capital Corporation,
5.250%, 10-1-12	5,000	5,427
		7,741
Consumer Finance - 0.95%
American Express Travel Related Services Co., Inc.,
5.250%, 11-21-11 (C)	6,000	6,271
Capital One Financial Corporation,
7.375%, 5-23-14	2,000	2,285
		8,556
Distillers & Vintners - 0.56%
Diageo Capital plc,
4.375%, 5-3-10	5,000	5,016

Diversified Banks - 0.18%
Wells Fargo Financial, Inc.,
5.500%, 8-1-12	1,487	1,597

Diversified Chemicals - 1.58%
Dow Chemical Company (The),
7.600%, 5-15-14	5,000	5,708
E.I. du Pont de Nemours and Company,
3.250%, 1-15-15	8,400	8,451
		14,159
Diversified Metals & Mining - 0.49%
BHP Billiton Finance (USA) Limited,
5.500%, 4-1-14	4,000	4,401

Electric - 3.77%
Allegheny Energy, Inc.,
8.250%, 4-15-12 (B)	2,540	2,801
DPL Inc.,
6.875%, 9-1-11	10,000	10,696
NorthWestern Corporation,
5.875%, 11-1-14	2,000	2,051
Oncor Electric Delivery Company,
6.375%, 5-1-12	7,500	8,110
SCANA Corporation,
6.250%, 2-1-12	5,000	5,361
Southern Power Company,
6.250%, 7-15-12	4,500	4,921
		33,940
Environmental & Facilities Services - 0.50%
Allied Waste Industries, Inc.,
6.500%, 11-15-10	4,375	4,521

Finance - Other - 3.14%
General Electric Capital Corporation,
3.750%, 11-14-14	8,000	8,105
General Electric Capital Corporation (Federal Deposit Insurance Corporation),
3.000%, 12-9-11 (A)	6,000	6,200
TIAA Global Markets, Inc.,
5.125%, 10-10-12 (B)	2,250	2,417
Western Union Company (The),
6.500%, 2-26-14	10,200	11,503
		28,225
Food Processors - 2.83%
Cargill, Inc.,
5.600%, 9-15-12 (B)	7,732	8,367
General Mills, Inc.,
6.000%, 2-15-12	5,000	5,440
Kellogg Company:
6.600%, 4-1-11	8,000	8,439
4.450%, 5-30-16	2,950	3,131
		25,377
Gas - Local Distribution - 1.07%
AGL Capital Corporation,
7.125%, 1-14-11	4,000	4,182
DCP Midstream, LLC,
9.700%, 12-1-13 (B)	4,500	5,478
		9,660
Gas Pipe Lines - 1.19%
Maritimes & Northeast Pipeline, L.L.C.,
7.500%, 5-31-14 (B)	5,885	6,438
Northern Natural Gas,
7.000%, 6-1-11 (C)	4,000	4,254
		10,692
Health Care Supply - 0.86%
Baxter International Inc.,
1.800%, 3-15-13	2,500	2,495
Providence Health & Services Obligated Group, Direct Obligation Notes, Series 2009A,
5.050%, 10-1-14	5,000	5,205
		7,700
Home Improvement Retail - 0.46%
Lowe's Companies, Inc.,
5.600%, 9-15-12	3,736	4,121

Hypermarkets & Super Centers - 0.80%
Wal-Mart Stores, Inc.,
4.550%, 5-1-13	3,000	3,226
2.875%, 4-1-15	4,000	3,997
		7,223
Industrial Machinery - 0.61%
Illinois Tool Works Inc.,
5.150%, 4-1-14	5,000	5,458

Integrated Oil & Gas - 1.90%
Chevron Corporation,
3.950%, 3-3-14	5,000	5,222
ConocoPhillips,
4.600%, 1-15-15	5,500	5,899
ConocoPhillips Canada Funding Company II,
5.300%, 4-15-12	5,553	5,963
		17,084
Integrated Telecommunication Services - 0.30%
AT&T Inc.,
4.950%, 1-15-13	500	537
AT&T Wireless Services, Inc.,
7.875%, 3-1-11	2,000	2,128
		2,665
Investment Banking & Brokerage - 2.77%
Goldman Sachs Group, Inc. (The),
6.875%, 1-15-11	3,500	3,664
Morgan Stanley,
4.100%, 1-26-15	13,000	12,931
Morgan Stanley (Federal Deposit Insurance Corporation),
3.250%, 12-1-11 (A)	8,000	8,294
		24,889
Life Insurance - 1.01%
MetLife Global Funding I,
5.125%, 6-10-14 (B)	3,500	3,707
MetLife, Inc.,
6.125%, 12-1-11	5,000	5,349
		9,056
Machinery - 0.33%
John Deere Captial Corporation,
2.950%, 3-9-15	3,000	2,999

Metals / Mining - 0.67%
Rio Tinto Finance (USA) Limited,
8.950%, 5-1-14	5,000	6,025

Oil & Gas - 1.02%
Petro-Canada,
4.000%, 7-15-13	4,500	4,642
Western Oil Sands Inc.,
8.375%, 5-1-12	4,000	4,494
		9,136
Oilfield Machinery & Service - 0.60%
Weatherford International, Inc.,
5.950%, 6-15-12	5,000	5,400

Other Diversified Financial Services - 1.29%
Bank of America Corporation,
6.500%, 8-1-16	5,000	5,402
Bank of America Corporation (Federal Deposit Insurance Corporation),
3.125%, 6-15-12 (A)	6,000	6,235
		11,637
Packaged Foods & Meats - 1.11%
Kraft Foods Inc.:
2.625%, 5-8-13	1,810	1,824
6.750%, 2-19-14	5,000	5,622
4.125%, 2-9-16	2,500	2,532
		9,978
Pharmaceuticals - 3.41%
Eli Lilly and Company,
4.200%, 3-6-14	5,775	6,123
Merck & Co., Inc.,
4.000%, 6-30-15	2,000	2,094
Novartis Capital Corporation,
4.125%, 2-10-14	2,000	2,117
Pfizer Inc.,
5.350%, 3-15-15	5,000	5,509
Roche Holdings Ltd,
5.000%, 3-1-14 (B)	4,000	4,321
Roche Holdings, Inc.,
4.500%, 3-1-12 (C)	4,726	4,996
Wyeth,
5.500%, 2-1-14	5,000	5,516
		30,676
Property & Casualty Insurance - 1.18%
Berkshire Hathaway Finance Corporation:
4.000%, 4-15-12	8,000	8,423
4.750%, 5-15-12	550	588
5.000%, 8-15-13	1,500	1,638
		10,649
Restaurants - 0.65%
YUM! Brands, Inc.,
4.250%, 9-15-15	5,750	5,885

Retail Stores - Food / Drug - 0.73%
Walgreen Co.,
4.875%, 8-1-13	6,000	6,532

Retail Stores - Other - 1.38%
Best Buy Co., Inc.,
6.750%, 7-15-13	11,030	12,345

Service - Other - 0.52%
Waste Management, Inc.,
6.375%, 3-11-15	4,175	4,672

Soft Drinks - 1.23%
Coca-Cola Company (The),
3.625%, 3-15-14	4,200	4,369
Coca-Cola Enterprises Inc.,
4.250%, 3-1-15	3,000	3,175
PepsiCo, Inc.,
3.750%, 3-1-14	3,400	3,555
		11,099
Telecommunications - 1.41%
America Movil, S.A.B. de C.V.,
3.625%, 3-30-15 (C)	2,800	2,809
British Telecommunications plc,
5.150%, 1-15-13	1,000	1,057
Deutsche Telekom International Finance B.V.,
4.875%, 7-8-14	4,000	4,205
Verizon New York Inc.,
6.875%, 4-1-12	4,250	4,629
		12,700
Trucking & Shipping - 0.77%
Federal Express Corporation,
9.650%, 6-15-12	6,005	6,886

Utilities - 1.16%
NiSource Finance Corp.,
7.875%, 11-15-10	10,000	10,384

Wireless Telecommunication Service - 0.34%
American Tower Corporation,
4.625%, 4-1-15	3,000	3,085

TOTAL CORPORATE DEBT SECURITIES - 53.95%		$484,903
(Cost: $461,422)

MUNICIPAL BONDS - TAXABLE
Georgia - 0.22%
Hosp Auth of Savannah, Rev Bonds, St. Joseph's/Candler Hlth System, Inc., Ser 1998C,
6.625%, 7-1-18	1,950	1,963

Hawaii - 0.54%
Cnty of Kauai, Taxable General Oblig Bonds, Ser 2010A:
1.955%, 8-1-13	515	513
2.498%, 8-1-14	1,240	1,231
3.335%, 8-1-16	3,100	3,080
		4,824
Massachusetts - 0.65%
MA Hsng Fin Agy, Sngl Fam Hsng Rev Bonds, Ser 81,
7.700%, 6-1-32	5,755	5,849

Nebraska - 0.74%
NE Pub Power Dist, General Rev Bonds, Ser 2008A,
5.140%, 1-1-14	6,150	6,648

TOTAL MUNICIPAL BONDS - TAXABLE - 2.15%		$19,284
(Cost: $18,908)

UNITED STATES GOVERNMENTAGENCY OBLIGATIONS
Agency Obligations - 9.01%
Federal Farm Credit Bank:
4.750%, 9-30-15	4,000	4,359
5.250%, 1-6-16	4,000	4,444
Federal Home Loan Bank:
3.375%, 9-10-10	5,000	5,068
4.375%, 9-13-13	6,000	6,463
2.375%, 3-14-14	7,000	7,016
1.000%, 3-30-15	7,000	6,992
2.875%, 9-11-15	8,000	7,944
Federal Home Loan Mortgage Corporation:
4.500%, 7-6-10	5,000	5,056
3.125%, 10-25-10	2,500	2,537
1.625%, 4-15-13	10,000	9,941
Federal National Mortgage Association:
4.000%, 1-18-13	2,500	2,559
4.375%, 7-17-13	8,000	8,619
3.100%, 10-16-15	10,000	9,984
		80,982
Mortgage-Backed Obligations - 19.62%
Federal Home Loan Mortgage Corporation Adjustable Rate Participation Certificates:
4.500%, 1-15-18	2,894	3,029
4.000%, 6-15-22	4,303	4,460
4.000%, 2-15-23	6,693	6,948
4.500%, 6-15-27	7,741	8,089
4.500%, 5-15-32	7,000	7,430
5.000%, 9-15-34	5,433	5,740
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
5.000%, 5-15-31	1,246	1,293
5.500%, 12-15-31	2,751	2,901
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
5.500%, 4-1-20	3,369	3,630
4.500%, 10-1-20	3,875	4,078
6.000%, 11-1-36	1,879	2,020
Federal National Mortgage Association Agency REMIC/CMO:
4.720%, 9-20-12	$6,316	$6,704
4.780%, 1-25-17	4,558	4,800
5.000%, 11-25-17	10,939	11,609
5.500%, 12-25-17	8,012	8,644
5.000%, 9-25-18	1,500	1,569
4.500%, 2-25-28	1,906	1,973
5.500%, 7-15-32	5,000	5,305
5.000%, 12-15-34	5,000	5,269
5.500%, 4-25-37	6,865	7,374
4.500%, 5-25-37	6,410	6,682
4.000%, 3-25-39	5,366	5,490
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
5.500%, 9-1-17	9,593	10,325
4.500%, 9-1-19	9,425	9,857
5.500%, 2-1-22	10,231	11,025
6.000%, 6-1-22	5,641	6,097
5.500%, 11-1-22	1,068	1,152
5.000%, 4-1-28	6,005	6,244
5.000%, 5-1-28	1,572	1,635
5.000%, 6-25-32	3,024	3,185
6.000%, 7-1-38	4,629	4,921
Government National Mortgage Association Agency REMIC/CMO:
4.585%, 8-16-34	1,700	1,790
5.000%, 4-16-39	4,769	5,073
		176,341

TOTAL UNITED STATES GOVERNMENTAGENCY OBLIGATIONS - 28.63%		$257,323
(Cost: $253,439)

UNITED STATES GOVERNMENT OBLIGATIONS - 12.25%
Treasury Obligations
United States Treasury Notes:
4.000%, 4-15-10	5,000	5,007
2.625%, 5-31-10	5,000	5,020
4.625%, 2-29-12	5,000	5,349
4.750%, 5-31-12	5,000	5,389
4.125%, 8-31-12	14,500	15,497
3.875%, 2-15-13	6,000	6,402
3.375%, 7-31-13	10,000	10,523
4.250%, 8-15-13	6,500	7,034
2.375%, 8-31-14	25,000	25,053
2.375%, 2-28-15	25,000	24,826
(Cost: $108,972)		$110,100

SHORT-TERM SECURITIES
Commercial Paper (D) - 2.01%
American Honda Finance Corp.,
0.180%, 4-23-10	3,500	3,500
CVS Caremark Corporation,
0.240%, 4-12-10	4,000	4,000
McCormick & Co. Inc.,
0.000%, 4-1-10	2,610	2,610
Straight-A Funding, LLC (Federal Financing Bank),
0.160%, 4-16-10	8,000	7,999
		18,109

Master Note - 0.35%
Toyota Motor Credit Corporation,
0.134%, 4-1-10 (E)	3,112	3,112

Municipal Obligations - 0.78%
CA Pollutn Ctl Fin Auth, Pollutn Ctl Rfdg Rev Bonds (Pacific Gas and Elec Co), Ser C (JPMorgan Chase Bank, N.A),
0.300%, 4-1-10 (E)	7,000	7,000

TOTAL SHORT-TERM SECURITIES - 3.14%		$28,221
(Cost: $28,221)

TOTAL INVESTMENT SECURITIES - 100.12%		$899,831
(Cost: $870,962)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.12%)		(1,111)

NET ASSETS - 100.00%		$898,720

Notes to Schedule of Investments

(A)Security is fully guaranteed by the Federal Deposit Insurance Corporation for both interest and principal under the Debt Guarantee Program of the Temporary Liquidity Guarantee Program. The guarantee expires at the earlier of the security's maturity date or December 31, 2012.

(B) Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Directors. At March 31, 2010, the total value of these securities amounted to $39,487 or 4.39% of net assets.

(C)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Directors. At March 31, 2010, the total value of these securities amounted to $18,330 or 2.04% of net assets.

(D)Rate shown is the yield to maturity at March 31, 2010.

(E) Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010. Date shown represents the date that the variable rate resets.

The following acronyms are used throughout this schedule:
CMO = Collateralized Mortgage Obligation
REMIC = Real Estate Mortgage Investment Conduit

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Ivy Money Market Fund

(UNAUDITED)

Below, Mira Stevovich, CFA, portfolio manager of the Ivy Money Market Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2010. She has managed the Fund since its inception and has 23 years of industry experience.

Mira Stevovich

Fiscal year performance

For the 12 Months Ended March 31, 2010
Ivy Money Market Fund (Class A shares)	0.53%
Seven-day current yield	0.02%
Lipper Category
Lipper Money Market Funds Universe Average	0.07%
(generally reflects the performance of the universe of funds with similar investment objectives)
Please see www.ivyfunds.com or your advisor for the Fund's most recent seven-day yield information. The seven-day current yield more closely reflects the current earnings of the Fund than the Fund's average annual total returns.
Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Navigating the credit crisis

The overall money market was seriously affected by the financial market and credit crises. Short-term borrowing by corporations and financial institutions was affected.

In an effort to help ease the pressure, the Federal Reserve injected liquidity into the market and provided various facilities whereby banks, broker-dealers, and even money market funds could sell securities to the Federal Reserve to obtain liquidity.

During the Fund's fiscal year the Federal Reserve continued to maintain a policy which provided liquidity to the market. It also continued to provide various facilities whereby banks, broker-dealers, and even money market funds, could submit securities to the Federal Reserve and obtain liquidity. The FDIC provided its insurance protection to major banking institutions, as well as some regional banks, to back securities issued by these banks. In addition, the U.S. Treasury maintained an insurance program to insure money market funds that applied and paid a fee based on assets under management. This measure, which helped stop a potential run on money market funds, was extended twice for original participants. Ivy Money Market Fund participated in this program until its conclusion on September 18, 2009.

As the fiscal year ended, the credit markets were more settled and credit spreads had narrowed. The markets had been helped by the various forms of government support, and the economy was slowly emerging from the recession, while investment grade money market rates remained at historic lows.

Lower rates, higher-quality bias

The Fund's fiscal year started with the federal funds rate at between 0 percent and 0.25 percent, where it remains to date.

The drastically low federal funds rate during the Fund's fiscal year restrained the performance of the Fund and rates on money market investments in general. We sought to maintain the Fund's yield by purchasing longer dated maturities as credit spreads were wide, and by investing in floating rate notes based on 3 month LIBOR (London Interbank Offered Rate), which remained high. This move positively affected the performance of the fund and supported the fund's yield for most of the fiscal year.

Credit quality remained an important factor in the management and performance of the Portfolio. We have been especially mindful of this as problems in the financial system negatively affected the money markets. We are vigilant in our review of the companies and securities in which we invest. We select investments that we believe to be of the highest credit quality, based on our strict credit risk constraints, although this higher-quality bias can hold down yield.

Staying the course

In our belief, we have emphasized investments of the highest credit quality this past year from all industries and sectors, and we intend to continue to do so going forward. Because banks have been particularly negatively affected by the financial crisis, we have been very selective in our investment in the banking sector. We anticipate that we will continue to use floating-rate securities in the coming fiscal year, pending future developments in the money markets. We have substituted short-term corporate notes for commercial paper, when possible, since the notes typically yield higher rates of return. We intend to continue to include U.S. Treasury and government agency securities in an effort to preserve the value of the Fund, as necessary.

Going forward, the fund will also be affected by new SEC regulations. We will manage the fund to comply with these new regulations, which have been introduced by the SEC in an effort to provide money market investors with greater protection and more timely information about the fund in which they invest.

Please remember that an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

PORTFOLIO HIGHLIGHTS
Ivy Money Market Fund

ALL DATA IS AS OF MARCH 31, 2010 (UNAUDITED)

Asset Allocation

Corporate Obligations	62.26%
Notes	37.74%
Commercial Paper	12.51%
Commercial Paper (backed by irrevocable bank letter of credit)	9.83%
Notes (backed by irrevocable bank letter of credit)	2.18%
Municipal Obligations	34.95%
United States Government and Government Agency Obligations and Cash and Other Assets, Net of Liabilities	2.79%

ILLUSTRATION OF FUND EXPENSES
Ivy Money Market Fund

(UNAUDITED)

For the Six Months Ended March 31, 2010	Beginning Account Value 9-30-09	Ending Account Value 3-31-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,000.90	0.64%	$3.20
Class B**	$1,000	$1,000.50	0.72%	$3.60
Class C**	$1,000	$1,000.50	0.71%	$3.60
Class E	$1,000	$1,001.00	0.60%	$3.00
Based on 5% Return(2)
Class A	$1,000	$1,021.75	0.64%	$3.23
Class B**	$1,000	$1,021.36	0.72%	$3.64
Class C**	$1,000	$1,021.37	0.71%	$3.64
Class E	$1,000	$1,021.94	0.60%	$3.03

* Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2010, and divided by 365.

** These shares are not available for direct investments. However, they are available by exchange from Class B or Class C shares of another Ivy Fund.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Ivy Money Market Fund (in thousands)

MARCH 31, 2010

CORPORATE OBLIGATIONS	Principal	Value
Commercial Paper (A)
Bank of Ireland,
0.420%, 5-24-10	$4,550	$4,547
Corporacion Andina de Fomento:
1.060%, 4-13-10	3,000	2,999
1.080%, 10-5-10	2,800	2,784
1.100%, 10-15-10	2,700	2,684
CVS Caremark Corporation,
0.190%, 4-6-10	2,500	2,500
Honeywell International Inc.,
0.600%, 12-27-10	1,000	996
Irish Life & Permanent Group:
0.550%, 4-22-10	1,500	1,499
0.400%, 4-23-10	5,500	5,499
0.740%, 6-28-10	2,500	2,495
Kitty Hawk Funding Corp.,
0.000%, 4-1-10	3,004	3,004
Wisconsin Electric Power Co.,
0.000%, 4-1-10	1,940	1,940

Total Commercial Paper - 12.51%		30,947

Commercial Paper (backed by irrevocable bank letter of credit) (A)
Baystate Health, Inc. (Bank of America, N.A.),
0.240%, 5-10-10	2,000	1,999
COFCO Capital Corp. (Rabobank Nederland):
0.210%, 4-6-10	6,000	6,000
0.220%, 4-8-10	7,125	7,124
River Fuel Funding Company #3, Inc. (Bank of New York (The)),
0.200%, 4-30-10	2,211	2,211
River Fuel Trust #1 (Bank of New York (The)),
0.170%, 4-30-10	7,000	6,999

Total Commercial Paper (backed by irrevocable bank letter of credit) - 9.83%		24,333

Notes
3M Company,
5.610%, 12-12-10	10,000	10,366
American Honda Finance Corp.,
1.750%, 5-14-10 (B)	1,000	1,000
Bank of America Corporation,
4.500%, 8-1-10	4,000	4,042
Bank of America Corporation (Federal Deposit Insurance Corporation),
0.287%, 6-14-10 (C)(D)	16,250	16,250
Bank of America, N.A.:
0.500%, 4-22-10 (D)	4,900	4,900
0.850%, 5-12-10 (B)	3,000	2,996
Bear Stearns Companies Inc. (The) (JPMorgan Chase & Co.),
0.370%, 5-18-10 (B)	2,150	2,149
BellSouth Corporation (AT&T Inc.),
4.950%, 4-26-10 (D)	8,400	8,414
BP Capital Markets p.l.c.,
0.385%, 6-11-10 (D)	1,500	1,500
Citibank, N.A. (Federal Deposit Insurance Corporation),
0.340%, 6-30-10 (C)(D)	7,800	7,800
Citigroup Funding Inc.:
1.300%, 5-7-10 (B)	2,000	1,999
0.400%, 5-13-10 (D)	4,792	4,788
0.400%, 5-18-10 (B)	1,500	1,499
Citigroup Funding Inc. (Federal Deposit Insurance Corporation),
0.350%, 4-30-10 (C)(D)	3,500	3,500
Citigroup Inc.,
6.500%, 1-18-11	2,680	2,774
Countrywide Financial Corporation (Bank of America, N.A.),
4.500%, 6-15-10	2,500	2,517
IBM International Group Capital LLC (International Business Machines Corporation),
0.492%, 5-26-10 (D)	1,500	1,500
JPMorgan Chase & Co.,
0.365%, 6-25-10 (B)	1,400	1,399
Praxair, Inc.,
0.342%, 5-26-10 (B)	2,000	2,000
Procter & Gamble Company (The),
0.260%, 5-7-10 (B)	1,500	1,500
Rabobank Nederland,
0.250%, 5-17-10 (D)	1,500	1,500
Royal Bank of Scotland PLC (The),
0.997%, 4-28-10 (D)	9,000	9,000

Total Notes - 37.74%		93,393

Notes (backed by irrevocable bank letter of credit)
Conestoga Wood Specialties Corp, Var/Fixed Rate Taxable Demand Rev Bonds, Ser 2000 (Wachovia Bank, N.A.),
0.280%, 4-1-10 (D)	1,405	1,405
The Academy of the New Church, Taxable Var Rate Demand Bonds, Ser 2008 (Wachovia Bank, N.A.),
0.230%, 4-1-10 (D)	2,200	2,200
Trap Rock Industries, Inc., Taxable Var Demand Bonds, Ser 2005 (Wachovia Bank, N.A.),
0.230%, 4-1-10 (D)	1,780	1,780

Total Notes (backed by irrevocable bank letter of credit) - 2.18%		5,385

TOTAL CORPORATE OBLIGATIONS - 62.26%		$154,058
(Cost: $154,058)

MUNICIPAL OBLIGATIONS
California - 1.41%
CA Pollutn Ctl Fin Auth, Pollutn Ctl Rfdg Rev Bonds (Pacific Gas and Elec Co), Ser C (JPMorgan Chase Bank, N.A),
0.300%, 4-1-10 (D)	3,500	3,500

Colorado - 0.93%
Castle Rock, CO, Cert of Participation, Ser 2008 (Wells Fargo Bank, N.A.),
0.300%, 4-1-10 (D)	2,300	2,300

Florida - 1.62%
Pinellas Cnty Edul Fac Auth, Rfdg Prog Rev Bonds (Pooled Indp Higher Edu Institutions Loan Prog), Ser 1985 (Wachovia Bank, N.A.),
0.300%, 6-2-10	4,000	4,000

Georgia - 3.68%
Dev Auth of Richmond Cnty, Var Rate Demand Rev Bonds (Family Y Proj), Ser 2004 (Bank of America N.A.),
0.400%, 4-1-10 (D)	3,265	3,265
Municipal Electric Authority of Georgia:
0.240%, 4-5-10	829	829
0.270%, 5- 4-10	5,000	5,000
		9,094
Illinois - 10.41%
Chicago, General Oblig Tender Notes, Taxable Ser 2009 (U.S. Bank N.A.),
1.340%, 7-8-10	6,500	6,501
Chicago, IL, Midway Intl Arpt (JPMorgan Chase Bank, N.A.),
0.240%, 4-7-10	3,689	3,689
IL Fin Auth, Var Rate Demand Rev Bonds (The Carle Fndtn), Ser 2009 (JPMorgan Chase Bank, N.A.),
0.290%, 4-1-10 (D)	700	700
IL, General Oblig Cert of August, 2009,
2.000%, 6-10-10	11,750	11,770
IL, General Oblig Cert of May, 2009,
4.000%, 4-26-10	3,100	3,106
		25,766
Indiana - 2.02%
IN Fin Auth, Hlth Sys Rev Bonds (Sisters of St. Francis Hlth Svcs, Inc. Obligated Group), Ser 2009H (JPMorgan Chase Bank, N.A.),
0.290%, 4-1-10 (D)	5,000	5,000

Louisiana - 2.91%
LA Pub Fac Auth, Rev Bonds (Air Products and Chemicals Proj), Ser 2009A (Bank of New York Mellon Trust Company, N.A. (The)),
0.400%, 4-1-10 (D)	2,700	2,700
Parish of St. Bernard, LA, Exempt Fac Rev Bonds (Mobil Oil Corp Proj), Ser 1996 (Exxon Mobil Corporation),
0.340%, 4-1-10 (D)	4,500	4,500
		7,200
Maryland - 0.83%
MD Hlth and Higher Edu Fac Auth Rev Bonds, Anne Arundel Hlth Sys Issue, Ser 2009A (Wachovia Bank, N.A.),
0.250%, 4-1-10 (D)	2,045	2,045

Mississippi - 1.99%
MS Bus Fin Corp, Adj Mode Indl Dev Rev Bonds (Belk, Inc. Proj), Ser 2005 (Wachovia Bank, N.A.),
0.230%, 4-1-10 (D)	4,925	4,925

Missouri - 0.39%
Kansas City, MO, Var Rate Demand Taxable Spl Oblig Rfdg Bonds (President Hotel Redev Proj), Ser 2009B (JPMorgan Chase & Co.),
0.240%, 4-1-10 (D)	975	975

New York - 3.52%
NY State Hsng Fin Agy, Archstone Westbury Hsng Rev Bonds, Ser A (Bank of America, N.A.),
0.300%, 4-1-10 (D)	6,700	6,700
NY State Hsng Fin Agy, Related-Caroline Apartments Hsng Rev Bonds, Ser 2008A (Federal Home Loan Mortgage Corporation),
0.280%, 4-1-10 (D)	2,000	2,000
		8,700
Ohio - 0.89%
Cnty of Lucas, OH, Taxable Arena Impvt Notes (General Oblig Bond Anticipation Notes), Ser 2009 ,
1.750%, 7-22-10	2,200	2,202

Texas - 1.01%
Port Arthur Navigation Dist Indl Dev Corp, Exempt Fac Rev Bonds (Air Products Proj), Ser 2005 (Air Products and Chemicals, Inc.),
0.440%, 4-1-10 (D)	2,500	2,500

Wisconsin - 3.34%
Ladysmith, WI, Var Rate Demand Indl Dev Rev Bonds (Indeck Ladysmith, LLC Proj), Ser 2009A (Wells Fargo Bank, N.A.),
0.280%, 4-1-10 (D)	3,500	3,500
WI Hlth and Edu Fac Auth, Rev Bonds, Ser 2008-A (U.S. Bank N.A.),
0.600%, 12-2-10	4,000	4,000
WI Hlth and Edu Fac Auth, Var Rate Demand Rev Bonds (Wausau Hosp, Inc.), Ser 1998B (JPMorgan Chase Bank, N.A.),
0.300%, 4-1-10 (D)	770	770
		8,270

TOTAL MUNICIPAL OBLIGATIONS - 34.95%		$86,477
(Cost: $86,477)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
United States Government Agency Obligations
Overseas Private Investment Corporation:
0.160%, 5-17-10 (D)	2,600	2,600
0.160%, 6-15-10 (D)	2,000	2,000
0.160%, 6-15-10 (D)	1,965	1,965
Totem Ocean Trailer Express, Inc. (United States Government Guaranteed Ship Financing Obligations),
0.507%, 4-15-10 (D)	2,048	2,048

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 3.48%		$8,613
(Cost: $8,613)

TOTAL INVESTMENT SECURITIES - 100.69%		$249,148
(Cost: $249,148)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.69%)		(1,720)

NET ASSETS - 100.00%		$247,428

Notes to Schedule of Investments

(A)Rate shown is the yield to maturity at March 31, 2010.

(B) Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(C)Security is fully guaranteed by the Federal Deposit Insurance Corporation for both interest and principal under the Debt Guarantee Program of the Temporary Liquidity Guarantee Program. The guarantee expires at the earlier of the security's maturity date or December 31, 2012.

(D)Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010. Date shown represents the date that the variable rate resets.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Ivy Municipal Bond Fund

(UNAUDITED)

Below, Bryan J. Bailey, CFA, portfolio manager of the Ivy Municipal Bond Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2010. He has managed the Fund since August 2008 and previously was the manager of the Fund from June 2000 to March 2007. He has 21 years of industry experience.

Bryan J. Bailey

Fiscal year performance

For the 12 Months Ended March 31, 2010
Ivy Municipal Bond Fund (Class C shares)	10.84%
Benchmark(s) and/or Lipper Category
Standard & Poor's/Investortools Main Municipal Bond Index	11.26%
(generally reflects the performance of securities representing the tax-exempt bond market)
Lipper General Municipal Debt Funds Universe Average	12.77%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

The municipal bond market continues to wrestle with high levels of negative headline and political risk. However, in spite of the dark clouds, the asset class successfully navigated these headwinds to post double-digit total returns for the fiscal year. Admittedly, there is pressure on some local, city and county issuers, and we expect many states to continue to push their problems down to the local level. While we expect cumulative default rates to pick up modestly in the future, we believe the defaults will be concentrated in the high-yield sectors and local municipal issuers. Essential service revenue bonds continue to perform very well with little noticeable credit erosion.

Meanwhile, retail demand for municipal bonds continues to be very robust, as investors move out on the yield curve and away from essentially zero-percent money market rates. Retail investors remain quite confident in the credit quality of the asset class, the market's low historical default record and the expectation that future tax rates are moving up. As a result, the Fund has benefited from increased cash flows. The municipal yield curve remains quite steep by historical measures, and credit spreads, while tighter than six months ago, are wider than historical averages. The favorable market acceptance of the Build America Bond (BAB) program (part of President Obama's American Reinvestment and Recovery Act legislation) has reduced the supply of tax-exempt bonds, especially longer-dated maturities.

Market volatility contributes to mixed results

The Fund slightly underperformed its peer group and benchmark for the fiscal year ended March 31, 2010. We believe this underperformance can be attributed to the fact that many of the top-performing funds had heavy exposure to the high-yield sectors of the market that grossly underperformed in the prior year. In fiscal year 2009, the Fund was positioned optimally to withstand a market characterized by high levels of illiquidity, a steepening yield curve and extreme re-pricing of credit, which resulted in extreme cheapness of the municipal market relative to other fixed-income markets. As the Fund's fiscal year began, we observed a violent reversal in sentiment, the return of liquidity to the market place, a flattening yield curve and an insatiable grab for duration and spread product. Given the aggressive nature of the reversal in trend, it would be difficult for a Fund to outperform in both of these polar market environments.

In the final quarter of 2008 and the first quarter of 2009, we seized an opportunity to restructure the Fund as many attractive opportunities presented themselves, including an aggressive increase in the duration (interest rate sensitivity) of the Fund and additional exposure to lower-quality spread product (A-BBB ratings range). Even with these changes, the initial shorter duration and high-quality structure of the Fund made it very difficult to move to overweight positions in the opposite direction in such a short time-frame. This dramatic shift, while presenting investment opportunities, also contributed to the Fund underperforming its peer group in the fiscal year.

Capitalizing on opportunities, holding the course

Absolute performance was enhanced by increasing exposure to longer-duration spread product, especially hospital and education revenue bonds. We also meaningfully increased our exposure to higher quality, non-callable zero coupon bonds with longer maturity dates. As stated above, when the municipal market was seizing up in late 2008 and early 2009, once-in-a-lifetime investment opportunities presented themselves. Given this, we felt the significantly wider-than-historical spreads available represented great value. The Fund's ample liquid holdings put us what we believed to have been a very enviable position to capitalize on many of these opportunities.

The Fund seeks to provide above-average total returns to shareholders with one of the lowest volatility measures in the industry. We will not compromise our investment principles. It is important to remember that many of the bonds that were the big winners in the Fund's fiscal year were the biggest losers in the previous fiscal year. To this end, we are not willing to take excessive risks in an effort to produce out-sized returns. Preservation of capital is an important consideration in our efforts.

As previously mentioned, we increased exposure to lower-quality investment grade essential service credits (low A-BBB) and extended portfolio duration. Specifically, we increased exposure to the 20-plus year part of the yield curve to take advantage of the supply/demand imbalance that resulted from increased issuance of BABs. The steep slope of the yield curve was another contributing factor in this decision. Finally, we materially increased the Fund's exposure to higher-quality, non-callable zero coupon bonds in an attempt to capitalize on expected future yield curve flattening and take advantage of historically wide spreads versus coupon-bearing bonds.

Our outlook

We enter the second quarter of 2010 dealing with a high level of uncertainty and many unanswered questions. While the aggressive monetary and fiscal stimulus efforts have stabilized the economy, we remain somewhat concerned that the positive impacts of these programs may be reversed to some degree when the stimulus is removed, the Bush tax cuts are permitted to expire and other tax hikes are implemented. There is also a discernible risk that the unemployment rate may stay stubbornly high as state, local and municipal entities utilize additional layoffs as a means to improve their fiscal positions and balance their budgets. Regardless of how all of this plays out, we believe that the salad days of the bond market are behind us. Much leverage has been removed from the market, and at some point in time the Federal Reserve likely will begin to tighten monetary policy, terminate the quantitative easing efforts and reverse previous emergency stimulus measures. Add to this additional issuance from the Treasury to fund bailout packages, other programs on the President's agenda that will require funding, as well as additional issuance from state and local municipalities, and the market-clearing path for interest rates appears up, not down. We are concerned that a depreciating dollar might, at some point, dissuade foreign investors from supporting our Treasury market, as well as other fixed-income markets, as they have done for many years. A weak dollar may also eventually result in inflation moving significantly above the Fed's comfort zone. We believe that the seeds are being sown for a significant bout of inflation at some time in the future as monetary policy had been unusually accommodative for an extended period of time. But we don't believe this is on the near-term horizon. Should this play out, it will eventually put upward pressure on long-term interest rates. As usual, a continued meaningful recovery in equity markets could put pressure on bonds.

In spite of the aforementioned comments, we currently believe that a slightly aggressive stance on interest rates is warranted, and we are therefore a little more willing to increase exposure to interest-rate risk, for technical reasons. Going forward, we expect to actively seek relative value opportunities between sectors, states and security structures. Positioning and asset distribution across the yield curve will continue to be a vital part of our investment strategy, as will monitoring cross market technical factors. We will continue to search for trading opportunities to exploit in the high-yield space. We believe the Fund is well positioned relative to its peers entering the second quarter of 2010 as our objective remains the same: to provide income that is not subject to federal income taxes while maximizing tax-free total return. To achieve this, we plan to continue investing in short, intermediate- and longer-term investment grade (primarily) municipal bonds with an emphasis on overall quality and capital preservation with minimal yield sacrifice.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. Fixed-income securities are subject to interest rate risk and, as such, the Fund's net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Municipal Bond Fund.

PORTFOLIO HIGHLIGHTS
Ivy Municipal Bond Fund

ALL DATA IS AS OF MARCH 31, 2010 (UNAUDITED)

Asset Allocation

Bonds	98.07%
Municipal Bonds	98.07%
Cash and Cash Equivalents	1.93%

Lipper Rankings

Category: Lipper General Municipal Debt Funds	Rank	Percentile
1 Year	150/232	65
3 Year	86/203	43
5 Year	118/187	63
10 Year	107/155	69

Past performance is no guarantee of future results. Rankings are for Class C shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	90.28%
AAA	22.66%
AA	18.68%
A	28.38%
BBB	20.56%
Non-Investment Grade	7.79%
BB	0.24%
B	0.65%
Non-rated	6.90%
Cash and Cash Equivalents	1.93%

Our preference is to always use ratings obtained from Standard & Poor's. For securities not rated by Standard & Poor's, ratings are obtained from Moody's.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Ivy Municipal Bond Fund

(UNAUDITED)

Ivy Municipal Bond Fund, Class C Shares(1)	$14,967
Standard & Poor's/Investortools Main Municipal Bond Index	$17,151
Lipper General Municipal Debt Funds Universe Average	$15,527

DATE	IVY MUNICIPAL BOND FUND, CLASS C SHARES	STANDARD & POOR'S/INVESTORTOOLS MAIN MUNICIPAL BOND INDEX	LIPPER GENERAL MUNICIPAL DEBT FUNDS UNIVERSE AVERAGE

3/31/00	10,000	10,000	10,000
3/31/01	10,822	11,058	10,986
3/31/02	11,298	11,472	11,302
3/31/03	12,174	12,542	12,214
3/31/04	12,716	13,377	12,921
3/31/05	12,849	13,817	13,229
3/31/06	13,130	14,438	13,711
3/31/07	13,615	15,268	14,390
3/31/08	13,597	15,410	14,243
3/31/09	13,503	15,415	13,769
3/31/10	14,967	17,151	15,527

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.
(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class I	Class Y(3)
1-year period ended 3-31-10	6.92%	6.75%	10.84%	––	9.29%
5-year period ended 3-31-10	3.01%	2.91%	3.10%	––	2.90%
10-year period ended 3-31-10	––	––	4.12%	––	4.38%
Since inception of Class(4) through 3-31-10	4.25%	3.87%	––	––	––
Cumulative return since inception of Class(4) through 3-31-10	––	––	––	2.27%	––

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class I and Class Y shares are not subject to sales charges.

(3)The return shown for Class Y is hypothetical, because there were no shares or assets for the period from September 24, 2008 through October 7, 2009. Class A data has been substituted for Class Y data during that period.

(4)9-15-00 for Class A shares, 8-8-00 for Class B shares and 11-4-09 for Class I shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Ivy Municipal Bond Fund

(UNAUDITED)

For the Six Months Ended March 31, 2010	Beginning Account Value 9-30-09	Ending Account Value 3-31-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,005.20	1.14%	$5.71
Class B	$1,000	$1,001.40	1.91%	$9.51
Class C	$1,000	$1,001.50	1.89%	$9.41
Class I	$1,000	$1,015.40	0.91%	$3.73
Class Y	$1,000	$1,004.10	1.14%	$5.41
Based on 5% Return(2)
Class A	$1,000	$1,019.27	1.14%	$5.75
Class B	$1,000	$1,015.43	1.91%	$9.57
Class C	$1,000	$1,015.53	1.89%	$9.47
Class I	$1,000	$1,020.41	0.91%	$4.55
Class Y	$1,000	$1,019.27	1.14%	$5.75

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days (148 days for Class I and 175 days for Class Y for the period Based on Actual Fund Return) in the six-month period ended March 31, 2010, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Ivy Municipal Bond Fund (in thousands)

MARCH 31, 2010

MUNICIPAL BONDS	Principal	Value
Alabama - 3.02%
The Spl Care Fac Fin Auth of Birmingham - Childrens Hosp, Hlth Care Fac Rev Bonds, Children's Hosp, Ser 2009,
6.000%, 6-1-39	$750	$808
Water Works Board of Birmingham, AL, Water Rev Bonds, Ser 2009-A,
5.125%, 1-1-34	750	779
The Pub Edu Bldg Auth of Tuscaloosa, Student Hsng Rev Bonds (Univ of AL Ridgecrest Residential Proj), Ser 2008,
6.750%, 7-1-33	500	568
		2,155
Arizona - 2.02%
AZ Hlth Fac Auth, Hosp Rev Bonds (Phoenix Childrens Hosp), Ser 2007C,
1.290%, 2-1-42	125	116
Bullhead City, AZ, Bullhead Parkway Impvt Dist, Impvt Bonds,
6.100%, 1-1-13	220	221
Rio Nuevo Multipurp Fac Dist (Tucson, AZ), Sub Lien Excise Tax Rev Bonds, Ser 2008,
6.625%, 7-15-25	500	571
Univ Med Ctr Corp (Tucson, AZ), Hosp Rev Bonds, Ser 2009,
6.500%, 7-1-39	500	535
		1,443
California - 11.37%
CA Hlth Fac Fin Auth, Rev Bonds (Adventist Hlth Sys/West), Ser 2009A,
5.750%, 9-1-39	500	506
CA Muni Fin Auth, Cmnty Hosp of Cent CA Obligated Group Cert of Participation,
5.500%, 2-1-39	460	408
CA Pollutn Ctl Fin Auth, Solid Waste Disp Rev Bonds (Republic Svc, Inc. Proj) Ser 2002B,
5.250%, 6-1-23	415	426
State of CA, Various Purp General Oblig Bonds:
5.000%, 2-1-22	495	500
5.250%, 10-1-29	500	497
6.500%, 4-1-33	1,000	1,097
6.000%, 11-1-39	500	528
Trustees of the CA State Univ Systemwide Rev Bonds, Ser 2002A,
5.500%, 11-1-15	250	273
CA Statewide Cmnty Dev Auth, Insd Rev Bonds (Henry Mayo Newhall Meml Hosp), Ser 2007A,
5.000%, 10-1-37	500	433
Golden State Tob Securitization Corp, Tob Settlement Asset-Bkd Bonds, Ser 2003A-1,
6.750%, 6-1-39	200	232
Golden State Tob Securitization Corp, Enhanced Tob Settlement Asset-Bkd Bonds, Ser 2003B,
5.000%, 6-1-43	1,000	1,108
Los Angeles Unif Sch Dist (Cnty of Los Angeles, CA), General Oblig Bonds, Election of 2005, Ser 2009F,
5.000%, 1-1-34	500	506
Palomar Pomerado Hlth, San Diego Cnty, CA, Cert of Participation,
6.750%, 11-1-39	250	258
Riverside Cmnty College Dist, Riverside Cnty, CA, Election of 2004, General Oblig Bonds, Ser 2004A,
5.500%, 8-1-29	200	233
Cnty of Sacramento, Arpt Sys Sub and PFC/Grant Rev Bonds, Ser 2009,
5.125%, 7-1-25	500	532
Southn CA Pub Power Auth, Transmission Proj Rev Bonds (Southn Transmission Proj), Ser 2008B,
6.000%, 7-1-27	500	559
Upland Unif Sch Dist (San Bernardino Cnty, CA), Election of 2008 General Oblig Bonds, Ser A,
0.000%, 8-1-31 (A)	150	39
		8,135
Colorado - 2.96%
Joint Sch Dist No. 28J, Adams and Arapahoe Cntys, CO, General Oblig Bonds, Ser 2008,
6.000%, 12-1-28	500	569
Adams 12 Five Star Sch, Adams and Broomfield Cnty, CO Cert of Participation, Ser 2008,
5.000%, 12-1-25	500	530
CO Hsng and Fin Auth, Sngl Fam Mtg Class I Bonds, Ser 2009A,
5.500%, 11-1-29	500	524
Lincoln Park Metro Dist, Douglas Cnty, CO, General Oblig Rfdg and Impvt Bonds, Ser 2008,
6.125%, 12-1-30	500	490
		2,113
Connecticut - 0.56%
Capital City Econ Dev Auth, Prkg and Enrg Fee Rev Bonds, Ser 2008D,
5.000%, 6-15-22	370	401

District Of Columbia - 2.79%
DC Hosp Rev Bonds (Sibley Mem Hosp Issue), Ser 2009,
6.375%, 10-1-39	500	527
DC General Oblig Rfdg Bonds, Ser 2008F,
5.000%, 6-1-19	1,000	1,111
Metro WA Arpt Auth, Dulles Toll Road, Second Sr Lien, Rev Bonds, Ser 2009C,
0.000%, 10-1-41 (A)	500	357
		1,995
Florida - 8.41%
Brevard Cnty, FL, Indl Dev Rev Bonds (TUFF FL Tech Proj), Ser 2009,
6.750%, 11-1-39	500	501
Brevard Cnty Hlth Fac Auth, Hlth Rev Bonds (Hlth First, Inc. Proj), Ser 2009B,
7.000%, 4-1-39	500	548
Citizens Ppty Insurance Corp, Sr Secured Rev Bonds, Ser 2010A-1,
5.250%, 6-1-17 (B)	400	418
Hillsborough Cnty Indl Dev Auth, Indl Dev Rev Bonds, Hlth Fac Proj (Univ Cmnty Hosp), Ser 2008A,
5.625%, 8-15-29	555	500
Hillsborough Cnty Indl Dev Auth, Indl Dev Rev Bonds, Hlth Fac Proj (Univ Cmnty Hosp), Ser 2008B,
8.000%, 8-15-32	600	660
Jacksonville, FL Better Jacksonville Sales Tax Rev Bonds, Ser 2003,
5.250%, 10-1-19	250	260
Miami-Dade Cnty, FL, General Oblig Bonds (Bldg Better Communities Prog), Ser 2008B,
6.250%, 7-1-26	500	563
Miami-Dade Cnty, FL, Aviation Rev Bonds, Miami Intl Arpt (Hub of the Americas), Ser 2009A,
5.500%, 10-1-36	500	506
Miami-Dade Cnty, FL, Aviation Rev Bonds, Ser 2010A,
5.500%, 10-1-41	385	389
Miami-Dade Cnty, FL, Water and Sewer Sys Rev Rfdg Bonds, Ser 2008B,
5.250%, 10-1-22	500	552
Miami-Dade Cnty, FL, Water and Sewer Sys Rev Rfdg Bonds, Ser 2008C,
5.000%, 10-1-17	500	558
Port St. Lucie, FL, Spl Assmt Rfdg Bonds (City Ctr Spl Assmt Dist), Ser 2008A,
5.750%, 7-1-20	500	554
		6,009
Georgia - 1.51%
Atlanta, GA, Water and Wastewater Rev Bonds, Ser 2009B,
5.375%, 11-1-39	500	511
Muni Elec Auth of GA, Proj One Sub Bonds, Ser 2008D,
5.750%, 1-1-20	500	567
		1,078
Illinois - 2.43%
Belleville, IL, Tax Increment Rfdg Rev Bonds (Frank Scott Parkway Redev Proj), Ser 2007A:
5.000%, 5-1-26	240	189
5.700%, 5-1-36	250	200
Chicago General Oblig Bonds, Proj and Rfdg, Ser 2004A,
5.250%, 1-1-21	250	266
IL Fin Auth, Rev and Rfdg Bonds (Roosevelt Univ Proj), Ser 2009,
6.500%, 4-1-39	500	508
IL Fin Auth, Rev Bonds, The Univ of Chicago, Ser 2008B,
5.500%, 7-1-19	500	575
		1,738
Indiana - 4.67%
Ball State Univ Board of Trustees, Ball State Univ Student Fee Bonds, Ser K,
5.750%, 7-1-18	500	542
East Chicago Elementary Sch Bldg Corp (Lake Cnty, IN), First Mtg Bonds, Ser 1993A,
5.500%, 1-15-16	225	225
Hammond IN, Redev Dist Rev Bonds (Marina Area Proj), Ser 2008,
6.000%, 1-15-17	500	510
IN Hlth and Edu Fac Fin Auth, Hosp Rev Bonds (Cmnty Fndtn of NW IN Obligated Group), Ser 2007,
5.500%, 3-1-37	250	241
IN Fin Auth, Fac Rev Rfdg Bonds (Miami Correctional Fac - Phase II), Ser 2008C,
5.000%, 7-1-17	500	548
Mt. Vernon Sch Bldg Corp of Hancock Cnty, IN, First Mtg Bonds, Ser 2007,
5.250%, 1-15-32	500	523
New Albany-Floyd Cnty Sch Bldg Corp, First Mtg Bonds, Ser 2002,
5.750%, 7-15-17	675	747
		3,336
Iowa - 1.46%
Altoona, IA Annual Appropriation Urban Renewal Tax Increment Rev Bonds, Ser 2008,
6.000%, 6-1-34	1,000	1,045

Kansas - 1.06%
Arkansas City, KS Pub Bldg Commission, Rev Bonds (South Cent KS Regional Med Ctr), Ser 2009,
7.000%, 9-1-38	500	527
Sedgwick Cnty, KS and Shawnee Cnty, KS, Sngl Fam Mtg Rev Bonds (Mtg-Bkd Sec Prog), Ser 2001A-1,
6.300%, 12-1-32	100	104
Sedgwick Cnty, KS and Shawnee Cnty, KS, Sngl Fam Mtg Rev Bonds (Mtg-Bkd Sec Prog), Ser 2003A-2,
5.650%, 6-1-35	125	128
		759
Kentucky - 3.21%
KY Econ Dev Fin Auth, Hosp Rev Bonds, Ser 2010A:
5.500%, 6-1-21	500	497
6.500%, 3-1-45	350	346
Cmnwlth of KY, State Ppty and Bldg Commission, Rev and Rev Rfdg Bonds, Proj No. 90,
5.750%, 11-1-19	500	581
Tpk Auth of KY, Econ Dev Road Rev Bonds (Revitalization Proj), Ser 2008A,
5.000%, 7-1-16	330	369
Louisville Regional Arpt Auth, Arpt Sys Rev Bonds, Ser 2008A,
5.250%, 7-1-28	500	499
		2,292
Louisiana - 1.46%
LA Local Govt Environmental Fac and Cmnty Dev Auth, Hosp Rev Bonds (Woman's Hosp Fndtn Gulf Opp Zone Proj), Ser 2010B,
6.000%, 10-1-44	500	488
New Orleans Aviation Board, Rev Rfdg Bonds (Restructuring GARBs), Ser 2009A-1,
6.000%, 1-1-23	500	553
		1,041
Maryland - 1.40%
MD Econ Dev Corp, Pollutn Ctl Rev Rfdg Bonds (Potomac Elec Proj), Ser 2006,
6.200%, 9-1-22	500	575
MD Trans Auth, Arpt Prkg Rev Bonds (Baltimore/Washington Intl Arpt Proj), Ser 2002B,
5.375%, 3-1-15	405	424
		999
Massachusetts - 0.86%
MA Edu Fin Auth, Edu Loan Rev Bonds, Issue I, Ser 2009,
6.000%, 1-1-28	415	436
MA Dev Fin Agy, Rev Bonds (Linden Ponds, Inc. Fac), Ser 2007A,
5.750%, 11-15-42	250	177
		613
Michigan - 2.47%
Detroit, MI, General Oblig Bonds, Ser 2004-A(1),
5.250%, 4-1-23	200	165
Garden City Hosp Fin Auth, Hosp Rev and Rfdg Bonds (Garden City Hosp Obligated Group), Ser 1998A,
5.625%, 9-1-10	5	5
Kalamazoo Hosp Fin Auth, Hosp Rev Rfdg Bonds (Bronson Methodist Hosp), Ser 2003A,
5.000%, 5-15-26	500	498
State Bldg Auth, MI, 2008 Rev and Rev Rfdg Bonds (Fac Prog), Ser I,
5.000%, 10-15-18	305	325
State Bldg Auth, MI, 2006 Rev Rfdg Bonds (Fac Prog), Ser IA,
0.000%, 10-15-22 (A)	1,000	530
MI State Hosp Fin Auth, Hosp Rev and Rfdg Bonds (Henry Ford Hlth Sys), Ser 2009,
5.750%, 11-15-39	250	242
		1,765
Minnesota - 1.21%
Perham, MN General Oblig Disp Sys Rev Bonds, Ser 2001,
6.000%, 5-1-22	500	501
Victoria, MN, Private Sch Fac Rev Bonds (Holy Fam Catholic High Sch Proj), Ser 1999A,
5.600%, 9-1-19	400	367
		868
Mississippi - 1.12%
The Univ of Southn MS, S.M. Edu Bldg Corp, Rev Bonds (Campus Fac Impvt Proj), Ser 2009,
5.375%, 9-1-36	750	803

Missouri - 5.40%
Belton, MO, Tax Increment Rev Bonds (Belton Town Centre Proj), Ser 2004,
6.250%, 3-1-24	200	188
Broadway-Fairview Trans Dev Dist (Columbia, MO), Trans Sales Tax Rev Bonds, Ser 2006A,
6.125%, 12-1-36	175	114
Indl Dev Auth of Grundy Cnty, MO, Hlth Fac Rev Bonds (Wright Mem Hosp), Ser 2009,
6.750%, 9-1-34	100	101
Indl Dev Auth of Kansas City, MO, Rev Bonds (Plaza Library Proj), Ser 2004,
5.900%, 3-1-24	200	201
Kearney, MO General Oblig Bonds, Ser 2001,
5.500%, 3-1-16	350	364
Pub Water Supply Dist No. 1 of Lincoln Cnty, MO, Cert of Participation, Ser 2009,
6.750%, 6-15-35	500	512
Hlth and Edu Fac Auth, Hlth Fac Rev Bonds (The Children's Mercy Hosp), Ser 2009,
5.625%, 5-15-39	500	509
MO Dev Fin Board, Infrastructure Fac Rev Bonds (Branson Landing Proj), Ser 2004A,
5.250%, 12-1-19	65	66
MO Dev Fin Board, Infrastructure Fac Rev Bonds (Independence, MO - Events Ctr Proj), Ser 2009A,
6.625%, 4-1-33	500	526
MO Hsng Dev Commission, Sngl Fam Mtg Rev Bonds (Homeownership Loan Prog), Ser 2005D,
6.000%, 3-1-36	115	118
The Indl Dev Auth of Platte Cnty, MO, Trans Rev Bonds (Zona Rosa Phase II Retail Proj), Ser 2007,
6.850%, 4-1-29	250	238
Platte Cnty R-III Sch Dist Bldg Corp, Leasehold Rfdg and Impvt Rev Bonds, Ser 2008,
5.000%, 3-1-28	340	356
The Indl Dev Auth of St. Joseph, MO, Spl Oblig Rev Bonds (St. Joseph Sewage Sys Impvt Proj), Ser 2007,
4.375%, 4-1-18	100	102
The Indl Dev Auth of the Cnty of St. Louis, MO, Sr Living Fac Rev Bonds (Friendship Vlg of West Cnty), Ser 2007A,
5.500%, 9-1-28	500	461
		3,856
Nevada - 1.25%
Las Vegas Redev Agy, NV, Tax Increment Rev Bonds, Ser 2009A,
8.000%, 6-15-30	500	568
Overton Power District No. 5 (NV), Spl Oblig Rev Bonds, Ser 2008,
6.500%, 12-1-18	290	322
		890
New Hampshire - 1.11%
NH Hlth and Edu Fac Auth, FHA Insd Mtg Rev Bonds, LRGHlthcare Issue, Ser 2009,
7.000%, 4-1-38	250	288
NH Hsng Fin Auth, Sngl Fam Mtg Acquisition Rev Bonds, Ser 2008,
6.000%, 7-1-38	485	505
		793
New Jersey - 1.87%
NJ Hlth Care Fac Fin Auth, Rev Bonds, Virtua Hlth Issue, Ser 2009A,
5.500%, 7-1-38	500	524
NJ Econ Dev Auth, Sch Fac Constr Bonds, Ser 2005O,
5.125%, 3-1-30	250	257
NJ Trans Trust Fund Auth, Trans Sys Bonds, Ser 2003B-2,
5.000%, 12-15-16	500	557
		1,338
New Mexico - 0.84%
NM Mtg Fin Auth, Sngl Fam Mtg Prog Class I Bonds, Ser 2006D,
6.000%, 1-1-37	80	83
NM Mtg Fin Auth, Sngl Fam Mtg Prog Class I Bonds, Ser 2008D-2,
5.250%, 7-1-30	500	514
		597
New York - 2.80%
NYC Indl Dev Agy, Pilot Rev Bonds (Yankee Stadium Proj), Ser 2009A:
0.000%, 3-1-25 (A)	500	224
0.000%, 3-1-26 (A)	500	211
0.000%, 3-1-27 (A)	500	196
Port Auth of NY and NJ, Consolidated Bonds, One Hundred Twenty-Seventh Ser,
5.500%, 12-15-14	500	539
Port Auth of NY and NJ, Consolidated Bonds, One Hundred Fifty-Second Ser,
5.750%, 11-1-30	500	544
Suffolk Cnty Indl Dev Agy, Civic Fac Rev Bonds (The Southampton Hosp Assoc Civic Fac), Ser 1999A,
7.250%, 1-1-20	110	111
Suffolk Cnty Indl Dev Agy, Civic Fac Rev Bonds (The Southampton Hosp Assoc Civic Fac), Ser 1999B,
7.625%, 1-1-30	175	176
		2,001
North Carolina - 2.04%
NC Eastn Muni Power Agy, Power Sys Rev Bonds, Ser 2008C,
6.000%, 1-1-19	250	276
NC Med Care Commission, Hlth Care Fac Rev Rfdg Bonds (Univ Hlth Sys of Eastn Carolina), Ser 2008E-2,
6.000%, 12-1-36	500	548
NC Tpk Auth, Triangle Expressway Sys Rev Bonds, Ser 2009A,
0.000%, 1-1-37 (A)	500	103
Oak Island, NC, Enterprise Sys Rev Bonds, Ser 2009,
6.000%, 6-1-34	500	533
		1,460
Ohio - 1.99%
OH Air Quality Dev Auth, Air Quality Rev Bonds (OH Power Co Proj), Ser 2008A,
7.125%, 6-1-41	500	504
OH Major New State Infrastructure Proj Rev Bonds, Ser 2008-I,
6.000%, 6-15-17	395	469
Toledo-Lucas Cnty Port Auth, Dev Rev Bonds (NW OH Bond Fund - Midwest Terminals Proj), Ser 2007C,
6.000%, 11-15-27	480	449
		1,422
Oklahoma - 3.41%
Cleveland Cnty Justice Auth, Sales Tax Rev Bonds (Cleveland Cnty Detention Fac Proj), Ser 2009B,
5.750%, 3-1-29	500	522
Grand River Dam Auth, Rev Bonds, Ser 2008A,
5.000%, 6-1-18	905	1,020
OK Dev Fin Auth, Solid Waste Disp Rev Bonds (Waste Mgmt of OK, Inc. Proj), Ser 2004A,
7.000%, 12-1-21	600	621
Tulsa Pub Fac Auth, Assembly Ctr Lease Payment Rev Bonds, Rfdg Ser 1985,
6.600%, 7-1-14	250	271
		2,434
Oregon - 0.36%
Hosp Fac Auth of Clackamas Cnty, OR, Rev Bonds (Legacy Hlth Sys), Ser 2009A,
5.500%, 7-15-35	250	257

Pennsylvania - 2.98%
Dauphin Cnty General Auth, Hlth Sys Rev Bonds (Pinnacle Hlth Sys Proj), Ser 2009A,
6.000%, 6-1-36	350	361
Lycoming Cnty Auth, Hlth Sys Rev Bonds (Susquehanna Hlth Sys Proj), Ser 2009A,
5.750%, 7-1-39	500	498
PA Tpk Commission, Tpk Sub Rev Bonds, Ser 2009D,
5.500%, 12-1-41	250	261
Philadelphia, PA, General Oblig Rfdg Bonds, Ser 2008A,
5.250%, 12-15-24	445	472
The Sch Dist of Philadelphia, PA, General Oblig Bonds, Ser 2002A,
5.500%, 2-1-18	500	541
		2,133
Puerto Rico - 1.16%
PR Elec Power Auth, Power Rev Bonds, Ser 2010XX,
5.750%, 7-1-36 (B)	500	533
PR Sales Tax Fin Corp, Sales Tax Rev Bonds, First Sub Ser 2010A,
0.000%, 8-1-33 (A)	500	298
		831
Rhode Island - 0.73%
RI Student Loan Auth, Student Loan Prog Rev Bonds, Sr Ser 2009A,
6.250%, 12-1-27	500	524

South Carolina - 0.51%
Tob Settlement Rev Mgmt Auth, 5% Tob Settlement Asset-Bkd Rfdg Bonds, Ser 2008,
5.000%, 6-1-18	360	361

Tennessee - 0.74%
The Hlth, Edu and Hsng Fac Board of the Cnty of Shelby, TN, Rev Bonds (Methodist Le Bonheur Hlthcare), Ser 2008C,
5.250%, 6-1-18	500	530

Texas - 10.01%
Arlington, TX Spl Tax Rev Bonds, Ser 2008,
5.000%, 8-15-18	300	335
Bexar Cnty Hlth Fac Dev Corp, Rev Bonds (Army Ret Residence Fndtn Proj), Ser 2010,
6.200%, 7-1-45	250	253
Cass Cnty Indl Dev Corp, Envirnmt Impvt, Rev Rfdg Bonds, Ser 2009A,
9.250%, 3-1-24	500	648
El Paso, TX (El Paso Cnty), Water and Sewer Rev Rfdg Bonds, Series 2008C,
5.000%, 3-1-17	500	557
Harris Cnty Cultural Edu Fac Fin Corp, Med Fac Rev Rfdg Bonds (Baylor College of Medicine), Ser 2008D,
5.000%, 11-15-16	200	208
Hopkins Cnty Hosp Dist, Hosp Rev Bonds, Ser 2008,
6.000%, 2-15-33	500	465
Howard Cnty, TX General Oblig Bonds, Ser 2008,
4.650%, 2-15-24	505	495
Lower CO River Auth, Rfdg Rev Bonds, Ser 2008A,
5.750%, 5-15-23	500	551
North TX Twy Auth, Sys Rev Rfdg Bonds (First Tier Current Interest Bonds), Ser 2008A,
6.000%, 1-1-25	500	540
North TX Twy Auth, Sys Rev Rfdg Bonds, Ser 2008D,
0.000%, 1-1-30 (A)	1,000	322
Pflugerville Independent Sch Dist (Travis Cnty, TX), Unlimited Tax Sch Bldg Bonds, Ser 2001,
5.500%, 8-15-19	250	267
Prosper, TX (Collin Cnty), Combination Tax and Rev Cert of Oblig, Ser 2008,
5.500%, 2-15-20	500	555
Tarrant Cnty Cultural Edu Fac Fin Corp, Ret Fac Rev Bonds (NW Sr Hsng Corp - Edgemere Proj), Ser 2006A,
6.000%, 11-15-36	500	444
Tarrant Cnty Cultural Edu Fac Fin Corp, Ret Fac Rev Bonds (Buckingham Sr Living Cmnty, Inc. Proj), Ser 2007,
5.625%, 11-15-27	250	234
TX Private Activity Bond Surface Trans Corp, Sr Lien Rev Bonds (North Tarrant Express Managed Lanes Proj), Ser 2009,
6.875%, 12-31-39	500	521
Board of Regents, TX State Univ Sys, Rev Fin Sys Rev Bonds, Ser 2008,
5.250%, 3-15-19	355	400
Trinity River Auth of TX (Tarrant Cnty Water Proj), Impvt Rev Bonds, Ser 2008,
5.750%, 2-1-26	325	355
		7,150
Vermont - 0.24%
VT Hsng Fin Agy, Sngl Fam Hsng Bonds, Ser 27,
5.500%, 11-1-37	170	175

Virgin Islands - 0.72%
VI Pub Fin Auth, Sub Rev Bonds (VI Matching Fund Loan Note - Cruzan Proj), Ser 2009A,
6.000%, 10-1-39	500	515

Virginia - 1.94%
VA Hsng Dev Auth, Cmnwlth Mtg Bonds, Ser 2008E,
5.500%, 7-1-20	500	533
VA Pub Bldg Auth, Pub Fac Rev Bonds, Ser 2008B,
5.250%, 8-1-22	250	283
Indl Dev Auth of Washington Cnty, VA, Hosp Rev Bonds (Mountain States Hlth Alliance), Ser 2009C,
7.500%, 7-1-29	500	568
		1,384
Washington - 1.41%
WA Hlth Care Fac Auth, Rev Bonds (Swedish Hlth Svcs), Ser 2009A,
6.500%, 11-15-33	500	529
WA Hlth Care Fac Auth, Rev Bonds (VA Mason Med Ctrs), Ser 2007C,
5.500%, 8-15-36	500	478
		1,007
West Virginia - 0.69%
WV Hosp Fin Auth, Hosp Rev Rfdg and Impvt Bonds (WV Utd Hlth Sys Obligated Group), Ser 2009C,
5.500%, 6-1-39	500	495

Wisconsin - 0.75%
WI Hlth and Edu Fac Auth, Rev Bonds (Pro Hlth Care, Inc. Obligated Group), Ser 2009,
6.625%, 2-15-39	500	538

Wyoming - 1.13%
Hsng Auth of Cheyenne, Hsng Rev Bonds (Foxcrest II Proj), Ser 2004,
5.750%, 6-1-34	300	267
WY Muni Power Agy, Power Supply Sys Rev Bonds, Ser 2008A,
5.250%, 1-1-23	500	537
		804

TOTAL MUNICIPAL BONDS - 98.07%		$70,083
(Cost: $66,877)

SHORT-TERM SECURITIES - 2.09%
Master Note
Toyota Motor Credit Corporation,
0.134%, 4-1-10 (C)	1,491	$1,491
(Cost: $1,491)

TOTAL INVESTMENT SECURITIES - 100.16%		$71,574
(Cost: $68,368)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.16%)		(115)

NET ASSETS - 100.00%		$71,459

Notes to Schedule of Investments

(A)Zero coupon bond.

(B) Purchased on a when-issued basis with settlement subsequent to March 31, 2010.

(C)Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010. Date shown represents the date that the variable rate resets.

Geographical classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Ivy Municipal High Income Fund

(UNAUDITED)

Below, Michael J. Walls, portfolio manager of the Ivy Municipal High Income Fund, discusses positioning, performance and results for the period ended March 31, 2010. Mr. Walls has managed the Fund since May 2009 and has 12 years of industry experience.

Michael J. Walls

Fiscal year performance

Since the Fund's Inception on May 18, 2009 Through March 31, 2010
Ivy Municipal High Income Fund (Class A shares at net asset value)	20.45%
Benchmark(s) and/or Lipper Category
Barclays Capital Municipal High Yield Index	17.93%
(generally reflects the performance of securities representing the high-yield municipal bond market)
Lipper High Yield Municipal Debt Funds Universe Average	15.34%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Note: The Barclays Capital Municipal High Yield Index return and the Lipper High Yield Municipal Debt Funds Universe Average reflect the period from May 31, 2009 through March 31, 2010.

Muni bonds' popularity rises

Historically large amounts of cash flowing into the municipal bond sector along with attractive yields resulted in strong demand from retail and traditional municipal buyers. These buyers, along with very little supply, allowed municipals, and in particular high-yield municipals, to outperform many other asset classes during the period covered by this report.

Although government spending increased by record amounts during the period and many investors were concerned about future inflation, strong demand for municipal debt continues. We believe the strong bid can be traced to two factors. First, with the enormous legislative spending initiatives before Congress, including the passage of the health care bill, it is only a matter of time before investors see significant increases in their tax burdens. Investors are shifting significant amounts of their net worth into tax-sheltered investments. The second economic factor for the continued strong bid was a lack of supply, and many investors grew concerned about the level of new issuance in 2010. With most state budgets strained, many investors anticipated that 2010 would be a record year for issuance; however most of the new state borrowing has come in the form of taxable debt.

Build America Bonds

The Obama administration and Congress, through Build America Bonds, has helped states lower their cost of borrowing through accessing the taxable market. This has in turn resulted in a very large reduction in tax-exempt issuance. Going forward, we expect Build America Bonds to continue as the preferred source of borrowing for states in the short term, which should bode well for the total return prospects in the high-yield municipal market.

While duration management is important for a bond fund, credit selection is paramount. In building the Fund's portfolio, we have been very active buyers in the new-issue, high-yield market. Many of the bonds we purchased have continued to rally into 2010. In addition, although they're still small positions, we increased exposure to airlines and tobacco, both of which positively enhanced the Fund's absolute and relative performance. Once we established the new Fund's positions in building the portfolio, we have not made any materials shifts or changes in strategy.

Finding yield, avoiding leverage

We are frequently asked whether we've been having difficulty finding yield, given that demand is high and supply is low. The answer is no. Going forward, this will be influenced by flows into the municipal market, but so far we've been able to find what we believe to be very good investments in the secondary market. That said, we are not taking on any leverage. We just don't see the upside to the trade. Many funds that have been highly volatile in the past because of leverage continue to be managed that way. The only difference now is that investment banks are restricting the amount that they can borrow for the leverage trade. Back at the beginning of 2008, that might have been 25 times leverage, but now these investors can borrow only three to four times.

Leverage is good if bond prices are going up or stay relatively unchanged. But in markets in which prices are going down, losses can be exacerbated. We do not believe that the leverage trade is in the best interest of our shareholders. We will continue to manage the Fund in an effort to provide low volatility with the greatest possible total return and will continue to seek high levels of tax-exempt income.

An opportunistic landscape ahead

Cash flows into the high-yield municipal bond sector and the Fund have been strong, and we are optimistic that this trend will continue. With the supply of new bond issuance continuing to be minimal and the talk on Capitol Hill about increasing individual income tax rates, we are very comfortable with the continued positive outlook for the high-yield sector. With spreads in lower- to medium-grade bonds still looking attractive on a historical basis, we continue to believe spreads will tighten and liquidity will improve in the market. We will continue to look for opportunities in the high-yield sector while always making sure to have ample liquidity. We intend to stay fully invested and continue to stay broadly diversified across municipal sectors and geographic regions.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund's net asset value may fall as interest rates rise. Investing in high-income securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

The Fund may include a significant portion of investments that will pay interest that is taxable under the Alternative Minimum Tax (AMT). These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Municipal High Income Fund.

PORTFOLIO HIGHLIGHTS
Ivy Municipal High Income Fund

ALL DATA IS AS OF MARCH 31, 2010 (UNAUDITED)

Asset Allocation

Bonds	93.97%
Municipal Bonds	93.97%
Cash and Cash Equivalents	6.03%

Quality Weightings

Investment Grade	51.28%
AAA	2.05%
A	13.25%
BBB	35.98%
Non-Investment Grade	42.69%
BB	1.37%
B	4.15%
CCC	2.59%
Non-rated	34.58%
Cash and Cash Equivalents	6.03%

Our preference is to always use ratings obtained from Standard & Poor's. For securities not rated by Standard & Poor's, ratings are obtained from Moody's.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Ivy Municipal High Income Fund

(UNAUDITED)

Ivy Municipal High Income Fund, Class A Shares(1)	$11,533
Barclays Capital Municipal High Yield Index(2)	$11,794
Lipper High Yield Municipal Debt Funds Universe Average(2)	$11,534

DATE	IVY MUNICIPAL HIGH INCOME FUND, CLASS A SHARES	BARCLAYS CAPITAL MUNICIPAL HIGH YIELD INDEX	LIPPER HIGH YIELD MUNICIPAL DEBT FUNDS UNIVERSE AVERAGE

5/18/2009	9,575	10,000	10,000
6/30/2009	9,816	9,975	9,933
9/30/2009	11,085	11,336	11,329
12/31/2009	11,101	11,333	11,212
3/31/2010	11,533	11,794	11,534

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of May 31, 2009.

Average Annual Total Return(3)	Class A	Class B	Class C	Class I	Class Y(4)
1-year period ended 3-31-10	––	––	––	26.20%	––
5-year period ended 3-31-10	––	––	––	5.01%	––
10-year period ended 3-31-10	––	––	––	5.34%	––
Cumulative return since inception of Class(5) through 3-31-10	15.33%	14.59%	18.55%	––	19.02%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class I and Class Y shares are not subject to sales charges.

(4)The return shown for Class Y is hypothetical, because there were no shares or assets for the period from July 28, 2009 through October 7, 2009. Class A data has been substituted for Class Y data during that period.

(5)5-18-09 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Class Y shares of Waddell & Reed Advisors Municipal High Income Fund were reorganized as the Class I shares of Ivy Municipal High Income Fund on May 18, 2009. The performance shown for periods prior to this date is that of the Class Y shares of Waddell & Reed Advisors Municipal High Income Fund. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Municipal High Income Fund. If those expenses were reflected, performance shown would differ.

ILLUSTRATION OF FUND EXPENSES
Ivy Municipal High Income Fund

(UNAUDITED)

For the Six Months Ended March 31, 2010	Beginning Account Value 9-30-09	Ending Account Value 3-31-10	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,040.50	0.95%	$4.80
Class B	$1,000	$1,036.10	1.73%	$8.76
Class C	$1,000	$1,035.90	1.77%	$8.96
Class I	$1,000	$1,041.60	0.70%	$3.57
Class Y	$1,000	$1,037.90	1.10%	$5.40
Based on 5% Return(2)
Class A	$1,000	$1,020.20	0.95%	$4.75
Class B	$1,000	$1,016.33	1.73%	$8.67
Class C	$1,000	$1,016.11	1.77%	$8.87
Class I	$1,000	$1,021.44	0.70%	$3.54
Class Y	$1,000	$1,019.43	1.10%	$5.55

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days (175 days for Class Y for the period Based on Actual Fund Return) in the six-month period ended March 31, 2010, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Ivy Municipal High Income Fund (in thousands)

MARCH 31, 2010

MUNICIPAL BONDS	Principal	Value
Arizona - 4.06%
The Indl Dev Auth of Mohave Cnty, Correctional Fac Contract Rev Bonds (Mohave Prison, LLC Expansion Proj), Ser 2008,
8.000%, 5-1-25	$1,000	$1,136
The Indl Dev Auth of the Cnty of Pima, Edu Rev Bonds (Noah Webster Basic Sch Proj), Ser 2004A,
6.125%, 12-15-34	715	647
		1,783
California - 8.06%
CA Muni Fin Auth, Edu Fac Rev Bonds (King/Chavez Academies Proj), Ser 2009A,
8.750%, 10-1-39	500	579
CA Statewide Cmnty Dev Auth, Rev Bonds (Southn CA Presbyterian Homes), Ser 2009,
7.000%, 11-15-29	150	158
CA Statewide Cmnty Dev Auth, Sch Fac Rev Bonds (Aspire Pub Sch), Ser 2010:
6.000%, 7-1-40	250	243
6.350%, 7-1-46	250	250
Cmnty Fac Dist No. 2009-1 of Chino, 2010 Spl Tax Bonds,
6.750%, 9-1-40 (A)	500	499
Golden State Tob Sec Corp, Tob Settlement Asset-Bkd Bonds, Ser 2007A-1,
5.125%, 6-1-47	500	319
Redev Agy of Hollister, Cmnty Dev Proj Tax Alloc Bonds (Cnty of San Benito, CA), Ser 2009:
6.750%, 10-1-29	75	81
7.000%, 10-1-32	510	556
Palomar Pomerado Hlth, San Diego Cnty, CA, Cert of Participation:
6.625%, 11-1-29	200	208
6.750%, 11-1-39	100	103
Cmnty Fac Dist No. 15 (Mission Ranch) of Riverside Unif Sch Dist, Spl Tax Bonds (Impvt Area No. 3), Ser 2009A:
6.500%, 9-1-29	360	360
6.750%, 9-1-39	70	70
Redev Agy of San Buenaventura, Merged San Buenaventura Redev Proj, 2008 Tax Alloc Bonds,
8.000%, 8-1-38	100	113
		3,539
Colorado - 7.48%
CO Edu and Cultural Fac Auth, Independent Sch Rev Rfdg Bonds (Vail Mountain Sch Proj), Ser 2010,
6.125%, 5-1-40	700	687
CO Edu and Cultural Fac Auth, Charter Sch Rev Bonds (The Classical Academy Proj), Ser 2008A,
7.400%, 12-1-38	85	99
CO Edu and Cultural Fac Auth, Charter Sch Rev Bonds (Twin Peaks Charter Academy Proj), Ser 2008,
7.000%, 11-15-38	230	264
CO Hlth Fac Auth, Rev Bonds (Christian Living Cmnty Proj), Ser 2006A,
5.750%, 1-1-37	150	127
CO Hlth Fac Auth, Rev Bonds (Christian Living Cmnty - Clermont Park Proj), Ser 2009A,
9.000%, 1-1-34	30	32
Cordillera Metro Dist, General Oblig Bonds, Ser 2000B,
6.200%, 12-1-20	80	80
Lincoln Park Metro Dist, Douglas Cnty, CO, General Oblig Rfdg and Impvt Bonds, Ser 2008,
6.200%, 12-1-37	500	492
North Range Metro Dist No. 2, Adams Cnty, CO, Ltd Tax General Oblig Bonds, Ser 2007,
5.500%, 12-15-27	500	382
Sorrel Ranch Metro Dist, Arapahoe Cnty, CO, General Oblig Ltd Tax Bonds, Ser 2006,
5.750%, 12-1-36	345	272
Tallgrass Metro Dist, Arapahoe Cnty, CO, General Oblig Ltd Tax Rfdg and Impvt Bonds, Ser 2007,
5.250%, 12-1-37	421	327
Wildgrass Metro Dist, Broomfield Cnty, CO, General Oblig Ltd Tax Rfdg Bonds, Ser 2007,
6.200%, 12-1-34	550	523
		3,285
Connecticut - 1.47%
Eastn CT Res Recovery Auth, Solid Waste Rev Bonds (Wheelabrator Lisbon Proj), Ser 1993A,
5.500%, 1-1-14	130	130
Harbor Point Infrastructure Impvt Dist (Harbor Point Proj), Spl Oblig Rev Bonds, Ser 2010A,
7.875%, 4-1-39	500	515
		645
Florida - 2.02%
Brevard Cnty, FL, Indl Dev Rev Bonds (TUFF FL Tech Proj), Ser 2009:
6.500%, 11-1-29	250	251
6.750%, 11-1-39	250	251
Hillsborough Cnty Indl Dev Auth, Indl Dev Rev Bonds, Hlth Fac Proj (Univ Cmnty Hosp), Ser 2008B,
8.000%, 8-15-32	350	384
		886
Georgia - 0.96%
Dev Auth of Clayton Cnty, GA, Spl Fac Rev Bonds (Delta Air Lines, Inc. Proj), Ser 2009A,
8.750%, 6-1-29	400	422

Guam - 0.87%
Govt of GU, General Oblig Bonds, Ser 2009A:
5.750%, 11-15-14	125	134
7.000%, 11-15-39	230	247
		381
Hawaii - 1.13%
Dept of Budget and Fin of the State of HI, Spl Purp Sr Living Rev Bonds (15 Craigside Proj), Ser 2009A,
8.750%, 11-15-29	450	495

Illinois - 4.50%
Belleville, IL, Tax Increment Rfdg Rev Bonds (Frank Scott Parkway Redev Proj), Ser 2007A,
5.700%, 5-1-36	400	320
Chicago O'Hare Intl Arpt Spl Fac Rev Rfdg Bonds (American Airlines, Inc. Proj), Ser 2007,
5.500%, 12-1-30	500	356
Illinois (Continued)
Fairview Heights, IL, Tax Increment Rfdg Rev Bonds (Shoppes at St. Clair Square Redev Proj), Ser 2009A,
8.000%, 12-1-28	45	50
IL Fin Auth, Rev Bonds (Three Crowns Park Proj), Ser 2006A,
5.875%, 2-15-38	200	173
IL Fin Auth, Rev Bonds (Silver Cross Hosp and Med Ctrs), Ser 2009,
7.000%, 8-15-44	200	208
IL Fin Auth, Rev Bonds, (Rush Univ Med Ctrs Obligated Grp), Ser 2009C,
6.625%, 11-1-39	250	267
SW IL Dev Auth, Local Govt Prog Rev Bonds (Granite City Proj), Ser 2009,
8.000%, 1-15-22	90	94
Springfield, Sangamon Cnty, IL, Spl Svc Area (Legacy Pointe) Tax Bonds, Ser 2009,
7.875%, 3-1-32	500	505
		1,973
Indiana - 1.34%
Hendricks Cnty, IN Redev Dist, Tax Increment Rev Rfdg Bonds, Ser 2010B,
6.450%, 1-1-23	250	250
IN Fin Auth, Edu Fac Rev Bonds (Irvington Cmnty Sch Proj), Ser 2009A,
9.000%, 7-1-39	175	205
Whiting IN, Redev Dist Tax Increment Rev Bonds (Standard Avenue Proj), Ser 2006,
5.350%, 1-15-27	155	134
		589
Kansas - 1.23%
Arkansas City, KS Pub Bldg Commission, Rev Bonds (South Cent KS Regional Med Ctr), Ser 2009,
7.000%, 9-1-38	200	211
Olathe, KS, Spl Oblig Tax Increment Rev Bonds (West Vlg Ctr Proj), Ser 2007,
5.450%, 9-1-22	500	327
		538
Kentucky - 1.13%
KY Econ Dev Fin Auth, Hosp Rev Bonds, Ser 2010A,
6.500%, 3-1-45	500	494

Louisiana - 1.55%
New Orleans Aviation Board, Gulf Opp Zone CFC Rev Bonds (Consolidated Rental Car Proj), Ser 2009A,
6.500%, 1-1-40	655	680

Maryland - 1.16%
MD Econ Dev Corp, Econ Dev Rev Bonds (Terminal Proj), Ser B,
5.750%, 6-1-35	500	509

Massachusetts - 0.93%
MA Dev Fin Agy, Sr Living Fac Rev Bonds (The Groves in Lincoln Issue), Ser 2009A,
7.875%, 6-1-44	200	207
MA Dev Fin Agy, Sr Living Fac Rev Bonds (The Groves in Lincoln Issue), Ser 2009C-2,
6.250%, 6-1-14	200	200
		407
Michigan - 5.12%
The Econ Dev Corp of Dearborn, MI, Ltd Oblig Rev and Rfdg Rev Bonds (Henry Ford Village, Inc. Proj), Ser 2008,
7.000%, 11-15-38	150	135
Detroit, MI Sewage Disp Sys, Sr Lien Rev Rfdg Bonds (Modal Fixed Rate), Ser 2001(C-1),
7.000%, 7-1-27	200	233
Detroit, MI Sewage Disp Sys, Sr Lien Rev Rfdg Bonds (Modal Fixed Rate), Ser 2003(B),
7.500%, 7-1-33	200	239
Flint Hosp Bldg Auth, Bldg Auth Rev Rental Bonds (Hurley Med Ctr), Ser 2010:
7.375%, 7-1-35	350	349
7.500%, 7-1-39	250	251
Royal Oak Hosp Fin Auth, Hosp Rev and Rfdg Bonds (William Beaumont Hosp Obligated Group), Ser 2009V,
8.250%, 9-1-39	750	889
Royal Oak Hosp Fin Auth, Hosp Rev and Rfdg Bonds (William Beaumont Hosp Obligated Group), Ser 2009W,
6.000%, 8-1-39	150	150
		2,246
Missouri - 11.31%
Arnold, MO, Real Ppty Tax Increments Rev Bonds (Arnold Triangle Redev Proj), Ser 2009A,
7.750%, 5-1-28	200	215
Belton, MO Tax Increment Rev Bonds (Belton Town Centre Proj), Ser 2006,
5.625%, 3-1-25	300	263
The Indl Dev Auth of Bridgeton, MO, Sales Tax Revenue Bonds (Hilltop Cmnty Impvt Dist Proj), Ser 2008A,
5.875%, 11-1-35	250	184
Broadway-Fairview Trans Dev Dist (Columbia, MO), Trans Sales Tax Rev Bonds, Ser 2006A,
6.125%, 12-1-36	200	130
The Elm Point Commons Cmnty Impvt Dist (St. Charles, MO), Spl Assmt Bonds, Ser 2007,
5.750%, 3-1-27	110	97
Grindstone Plaza Trans Dev Dist (Columbia, MO), Trans Sales Tax Rev Bonds, Ser 2006A:
5.500%, 10-1-31	365	255
5.550%, 10-1-36	325	221
Jennings, MO, Tax Increment and Cmnty Impvt Rfdg Rev Bonds (Northland Redev Area Proj), Ser 2006,
5.000%, 11-1-23	430	378
The Indl Dev Auth of Kansas City, MO, Hlth Care Fac First Mtg Rev Bonds (The Bishop Spencer Place Proj), Ser 1994:
6.250%, 1-1-24	500	466
6.500%, 1-1-35	600	534
The Indl Dev Auth of the City of Kirkwood, MO, Ret Cmnty Rev Bonds (Aberdeen Heights Proj), Ser 2010C-2,
7.000%, 11-15-15	250	251
Lakeside 370 Levee Dist (St. Charles Cnty, MO), Levee Dist Impvt Bonds, Ser 2008,
7.000%, 4-1-28	250	251
Liberty, MO Tax Increment Rev Bonds (Liberty Triangle Proj), Ser 2007,
5.500%, 10-1-22	260	224
Manchester, MO, Tax Increment and Trans Rfdg Rev Bonds (Highway 141/Manchester Road Proj), Ser 2010,
6.875%, 11-1-39	500	493
MO Dev Fin Board, Research Fac Rev Bonds (Midwest Research Institute Proj), Ser 2007,
4.500%, 11-1-27	225	193
The Indl Dev Auth of Platte Cnty, MO, Trans Rev Bonds (Zona Rosa Phase II Retail Proj), Ser 2007,
6.850%, 4-1-29	225	214
St. Louis Muni Fin Corp, Compound Interest Leasehold Rev Bonds (Convention Ctr Cap Impvt Proj), Ser 2010A:
0.000%, 7-15-36 (B)	750	151
0.000%, 7-15-37 (B)	1,500	278
Univ Place Trans Dev Dist (St. Louis Cnty, MO), Sub Trans Sales Tax and Spl Assmt Rev Bonds, Ser 2009,
7.500%, 4-1-32	150	168
		4,966
Nevada - 3.00%
Clark Cnty, NV, Spl Impvt Dist No. 142 (Mountain's Edge), Local Impvt Bonds, Ser 2003,
6.100%, 8-1-18	95	92
Las Vegas Redev Agy, NV, Tax Increment Rev Bonds, Ser 2009A:
6.000%, 6-15-15	325	347
8.000%, 6-15-30	500	569
Overton Power Dist No. 5 (NV), Spl Oblig Rev Bonds, Ser 2008,
8.000%, 12-1-38	265	310
		1,318
New Jersey - 1.94%
NJ Econ Dev Auth, Spl Fac Rev Bonds (Continental Airlines, Inc. Proj), Ser 1999:
6.250%, 9-15-19	115	109
6.400%, 9-15-23	240	230
NJ Edu Fac Auth, Rev Rfdg Bonds, Univ of Medicine and Dentistry of NJ Issue, Ser 2009B,
7.500%, 12-1-32	450	511
		850
New York - 3.20%
NYC Indl Dev Agy, Spl Fac Rev Bonds (American Airlines, Inc. JFK Intl Arpt Proj), Ser 2005:
7.125%, 8-1-11	100	101
7.500%, 8-1-16	500	507
Suffolk Cnty Indl Dev Agy, Civic Fac Rev Bonds (The Southampton Hosp Assoc Civic Fac), Ser 1999A,
7.250%, 1-1-20	370	374
Suffolk Cnty Indl Dev Agy, Civic Fac Rev Bonds (The Southampton Hosp Assoc Civic Fac), Ser 1999A,
7.250%, 1-1-30	250	251
Suffolk Cnty Indl Dev Agy, Civic Fac Rev Bonds (The Southampton Hosp Assoc Civic Fac), Ser 1999B,
7.625%, 1-1-30	170	171
		1,404
Ohio - 3.15%
Buckeye Tob Settlement Fin Auth, Tob Settlement Asset-Bkd Bonds, Ser 2007,
6.500%, 6-1-47	150	117
Greene Cnty Port Auth, Adult Svc Fac Rev Bonds (Greene, Inc. Proj), Ser 2009,
7.500%, 12-1-33	500	566
OH Air Quality Dev Auth, Air Quality Rev Bonds (OH Vly Elec Corp Proj), Ser 2009E,
5.625%, 10-1-19	400	416
Toledo Lucas Cnty Port Auth, Dev Rev Bonds (Toledo Express Arpt Proj), Ser 2004C,
6.375%, 11-15-32	300	283
		1,382
Oklahoma - 0.38%
OK Cnty Fin Auth, Ret Fac Rev Bonds (Concordia Life Care Cmnty), Ser 2005,
6.000%, 11-15-38	200	167

Pennsylvania - 0.32%
The Borough of Langhorne Manor, Higher Edu and Hlth Auth (Bucks Cnty, PA), Hosp Rev Bonds (Lower Bucks Hosp), Ser 1992,
7.300%, 7-1-12	70	57
PA Econ Dev Fin Auth, Solid Waste Disp Rev Bonds (Waste Mgmt, Inc. Proj), Ser 2004A,
4.700%, 11-1-21	75	82
		139
Puerto Rico - 2.39%
PR Elec Power Auth, Power Rev Bonds, Ser 2010XX,
5.250%, 7-1-40 (A)	500	494
PR Sales Tax Fin Corp, Sales Tax Rev Bonds, First Sub Ser 2009A,
6.375%, 8-1-39	500	553
		1,047
South Carolina - 1.77%
SC Jobs - Econ Dev Auth, Student Hsng Rev Bonds (Coastal Hsng Fndtn, LLC Proj), Ser 2009A,
6.500%, 4-1-42	750	775

Texas - 15.68%
Alliance Arpt Auth, Inc., Spl Fac Rev Bonds (American Airlines, Inc. Proj), Ser 1991,
7.000%, 12-1-11	305	297
Bexar Cnty Hlth Fac Dev Corp, Rev Bonds (Army Ret Residence Fndtn Proj), Ser 2010,
6.200%, 7-1-45	250	253
Cass Cnty Indl Dev Corp, Envirnmt Impvt Rev Bonds, Ser 2009A,
9.500%, 3-1-33	500	629
Cent TX Regional Mobility Auth, Sr Lien Rev Bonds, Ser 2010:
0.000%, 1-1-36 (B)	500	73
0.000%, 1-1-40 (B)	500	53
Hackberry, TX, Spl Assmt and Contract Rev Road Bonds (Hackberry Hidden Cove Pub Impvt Dist No. 2 Proj), Ser 2009A,
9.000%, 9-1-38	250	258
Hackberry, TX Combination Spl Assmt and Contract Rev Road Bonds (Hackberry Hidden Cove Pub Impvt Dist No. 2 Proj), Ser 2009A,
8.625%, 9-1-29	100	104
Harris Cnty Cultural Edu Fac Fin Corp, Rev Rfdg Bonds (Space Ctr Houston Proj), Sr Ser 2009,
7.000%, 8-15-28	500	505
Hopkins Cnty Hosp Dist, Hosp Rev Bonds, Ser 2008,
6.000%, 2-15-38	150	138
La Vernia Higher Edu Fin Corp (Winfree Academy Charter Sch), Edu Rev Bonds, Ser 2009,
9.000%, 8-15-38	500	594
KIPP, Inc., Edu Rev Bonds (La Vernia Higher Edu Fin Corp), Ser 2009A,
6.375%, 8-15-44	500	517
Lufkin Hlth Fac Dev Corp, Rev Rfdg and Impvt Bonds (Mem Hlth Sys of East TX), Ser 2009,
6.250%, 2-15-37	500	495
Pharr, TX Higher Edu Fin Auth, Edu Rev Bonds (Idea Pub Schs), Ser 2009A:
6.250%, 8-15-29	350	357
6.500%, 8-15-39	200	205
Tarrant Cnty Cultural Edu Fac Fin Corp, Ret Fac Rev Bonds (NW Sr Hsng Corp - Edgemere Proj), Ser 2006A:
6.000%, 11-15-26	250	229
6.000%, 11-15-36	500	444
Tarrant Cnty Cultural Edu Fac Fin Corp, Ret Fac Rev Bonds (Buckingham Sr Living Cmnty, Inc. Proj), Ser 2007,
5.625%, 11-15-27	250	234
Tarrant Cnty Cultural Edu Fac Fin Corp, Ret Fac Rev Bonds (Mirador Proj), Ser 2010A:
8.125%, 11-15-39	250	247
8.250%, 11-15-44	250	247
Tarrant Cnty Cultural Edu Fac Fin Corp, Charter Sch Rev Bonds (Trinity Basin Preparatory Proj), Ser 2009A,
7.750%, 6-1-39	155	171
TX Private Activity Bond Surface Trans Corp, Sr Lien Rev Bonds (North Tarrant Express Managed Lanes Proj), Ser 2009,
6.875%, 12-31-39	800	833
		6,883
Utah - 0.82%
Muni Bldg Auth of Uintah Cnty, UT, Lease Rev Bonds, Ser 2008A,
5.300%, 6-1-28	350	359

Virginia - 4.83%
Econ Dev Auth of James City Cnty, VA, Residential Care Fac Rev Bonds (VA Utd Methodist Homes of Williamsburg, Inc.), Ser 2007A,
5.500%, 7-1-37	700	412
Indl Dev Auth of Lexington, VA, Hosp Fac Rev Bonds (Stonewall Jackson Hosp), Ser 2000:
7.000%, 7-1-25	215	216
7.000%, 7-1-30	205	206
Norfolk Redev and Hsng Auth, Multifamily Rental Hsng Fac Rev Bonds (1016 Ltd Partnship - Sussex Apartments Proj), Ser 1996,
8.000%, 9-1-26	495	495
Indl Dev Auth of Smyth Cnty, VA, Hosp Rev Bonds (Mountain States Hlth Alliance), Ser 2009A,
8.000%, 7-1-38	535	622
Tob Settlement Fin Corp, Tob Settlement Asset-Bkd Bonds, Ser 2007B-1,
5.000%, 6-1-47	250	168
		2,119
Washington - 0.39%
WA Hlth Care Fac Auth, Rev Bonds (Seattle Cancer Care Alliance), Ser 2008,
7.375%, 3-1-38	155	172

Wisconsin - 1.78%
WI Hlth and Edu Fac Auth, Rev Bonds (Saint John's Communities, Inc.), Ser 2009:
7.250%, 9-15-29	200	206
7.625%, 9-15-39	200	210
WI Hlth and Edu Fac Auth, Rev Bonds (Beloit College), Ser 2010A:
6.125%, 6-1-35 (A)	120	119
6.125%, 6-1-39 (A)	250	246
		781

TOTAL MUNICIPAL BONDS - 93.97%		$41,234
(Cost: $39,719)

SHORT-TERM SECURITIES - 6.21%
Master Note
Toyota Motor Credit Corporation,
0.134%, 4-1-10 (C)	2,725	$2,725
(Cost: $2,725)

TOTAL INVESTMENT SECURITIES - 100.18%		$43,959
(Cost: $42,444)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.18%)		(80)

NET ASSETS - 100.00%		$43,879

Notes to Schedule of Investments

(A)Purchased on a when-issued basis with settlement subsequent to March 31, 2010.

(B) Zero coupon bond.

(C)Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010. Date shown represents the date that the variable rate resets.

Geographical classifications are unaudited.

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Ivy Funds, Inc.

AS OF MARCH 31, 2010

(In thousands, except per share amounts)	Ivy Capital Appreciation Fund	Ivy Core Equity Fund	Ivy Large Cap Growth Fund	Ivy Mid Cap Growth Fund	Ivy Small Cap Growth Fund	Ivy Tax- Managed Equity Fund		Ivy Asset Strategy Fund

ASSETS
Investments in unaffiliated securities at market value+	$579,666	$198,633	$912,340	$253,515	$431,680	$4,808		$18,970,498
Investments in affiliated securities at market value+	––	––	––	––	––	––		1,081,859
Bullion at market value+	––	––	––	––	––	––		2,207,573
Investments at Market Value	579,666	198,633	912,340	253,515	431,680	4,808		22,259,930
Cash	––	––	––	––	––	1		––
Cash denominated in foreign currencies at market value+	––	––	––	––	––	––		207,806
Restricted cash	––	––	––	––	––	––		157,945
Initial margin deposit	––	––	––	––	––	––		62,917
Unrealized appreciation on forward foreign currency contracts	––	––	––	––	––	––		92,572
Investment securities sold receivable	4,673	9,279	16,942	668	––	9		229,260
Dividends and interest receivable	524	285	427	116	–– *	4		42,132
Capital shares sold receivable	793	814	1,567	1,735	808	27		134,987
Variation margin receivable	––	––	––	––	––	––		29,264
Receivable from affiliates	8	3	331	26	5	16		306
Prepaid and other assets	24	29	38	23	31	27		406
Total Assets	585,688	209,043	931,645	256,083	432,524	4,892		23,217,525
LIABILITIES
Investment securities purchased payable	825	873	9,520	3,936	––	16		975,073
Variation margin payable	––	––	––	––	––	––		2,139
Unrealized depreciation on forward foreign currency contracts	––	––	––	––	––	––		36,065
Capital shares redeemed payable	1,281	380	1,780	380	788	8		21,612
Directors and Chief Compliance Officer fees payable	20	70	45	22	119	––	*	446
Overdraft due to custodian	309	16	473	34	26	––		19,545
Distribution and service fees payable	4	4	6	2	6	––	*	294
Shareholder servicing payable	152	71	206	135	117	1		3,622
Investment management fee payable	10	4	18	6	10	––		340
Accounting services fee payable	13	6	19	8	12	––		23
Written options at market value+	518	––	––	192	––	––		53,872
Other liabilities	14	10	15	9	11	8		813
Total Liabilities	3,146	1,434	12,082	4,724	1,089	33		1,113,844
Total Net Assets	$582,542	$207,609	$919,563	$251,359	$431,435	$4,859		$22,103,681
NET ASSETS
Capital stock ($0.01 par value)	$678	$242	$774	$181	$378	$5		$9,942
Additional paid-in capital	755,681	187,677	846,713	218,153	400,415	4,198		22,785,710
Undistributed (distributions in excess of) net investment income	269	(78)	(44)	(30)	(119)	––	*	24,342
Accumulated net realized loss	(239,659)	(9,704)	(84,189)	(8,047)	(44,876)	(13)		(4,067,146)
Net unrealized appreciation	65,573	29,472	156,309	41,102	75,637	669		3,350,833
Total Net Assets	$582,542	$207,609	$919,563	$251,359	$431,435	$4,859		$22,103,681
CAPITAL SHARES OUTSTANDING:
Class A	38,993	10,887	39,129	11,591	11,556	260		391,032
Class B	921	631	886	540	786	45		25,279
Class C	5,765	11,711	4,567	1,323	14,726	47		353,645
Class E	278	110	85	94	115	N/A		1,413
Class I	20,971	296	22,264	424	618	59		175,966
Class R	N/A	N/A	1,135	324	380	N/A		1,251
Class Y	905	560	9,360	3,759	9,613	40		45,602
NET ASSET VALUE PER SHARE:
Class A	$8.63	$8.91	$11.85	$13.95	$11.40	$10.78		$22.42
Class B	7.89	8.10	10.55	12.58	10.15	10.72		21.77
Class C	7.94	8.23	10.95	13.04	10.49	10.72		21.87
Class E	8.66	8.90	11.84	13.81	11.38	N/A		22.47
Class I	8.71	9.55	12.12	14.42	13.14	10.81		22.58
Class R	N/A	N/A	11.74	13.90	11.40	N/A		22.35
Class Y	8.67	9.39	12.01	14.29	12.85	10.78		22.46
CAPITAL SHARES AUTHORIZED	170,000	95,000	205,000	60,000	150,000	25,000		1,905,000
+COST
Investments in unaffiliated securities at cost	$513,672	$169,162	$756,031	$212,273	$356,043	$4,139		$16,332,902
Investments in affiliated securities at cost	––	––	––	––	––	––		745,921
Bullion at cost	––	––	––	––	––	––		1,808,191
Cash denominated in foreign currencies at cost	––	––	––	––	––	––		207,714
Written options premiums received at cost	96	––	––	52	––	––		37,747

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Ivy Funds, Inc.

AS OF MARCH 31, 2010

(In thousands, except per share amounts)	Ivy Energy Fund	Ivy Science and Technology Fund	Ivy High Income Fund	Ivy Limited- Term Bond Fund	Ivy Money Market Fund	Ivy Municipal Bond Fund		Ivy Municipal High Income Fund

ASSETS
Investments in unaffiliated securities at market value+	$86,662	$1,125,057	$1,259,947	$899,831	$249,148	$71,574		$43,959
Investments at Market Value	86,662	1,125,057	1,259,947	899,831	249,148	71,574		43,959
Cash	––	––	267	––	165	––		––
Unrealized appreciation on forward foreign currency contracts	––	––	516	––	––	––		––
Investment securities sold receivable	––	13,873	15,805	––	––	––		––
Dividends and interest receivable	34	979	21,765	7,858	1,050	1,026		680
Capital shares sold receivable	191	5,751	12,345	8,761	81	163		2,322
Receivable from affiliates	27	18	4	––	267	––	*	39
Prepaid and other assets	28	55	49	70	33	25		37
Total Assets	86,942	1,145,733	1,310,698	916,520	250,744	72,788		47,037
LIABILITIES
Investment securities purchased payable	––	2,878	75,334	13,972	––	948		2,995
Capital shares redeemed payable	254	1,552	1,553	2,053	3,229	88		24
Distributions payable	––	––	749	217	––	21		23
Directors and Chief Compliance Officer fees payable	1	61	24	24	15	7		––	*
Overdraft due to custodian	11	326	––	1,311	––	241		74
Distribution and service fees payable	1	11	13	11	1	1		1
Shareholder servicing payable	30	267	226	155	44	10		3
Investment management fee payable	2	26	20	12	3	1		1
Accounting services fee payable	4	24	24	19	8	4		3
Other liabilities	9	28	227	26	16	8		34
Total Liabilities	312	5,173	78,170	17,800	3,316	1,329		3,158
Total Net Assets	$86,630	$1,140,560	$1,232,528	$898,720	$247,428	$71,459		$43,879
NET ASSETS
Capital stock ($0.01 par value)	$78	$387	$1,482	$812	$2,474	$64		$91
Additional paid-in capital	83,746	984,093	1,117,952	868,348	244,908	68,564		42,211
Undistributed (distributions in excess of) net investment income	30	(177)	69	––	––	7		32
Accumulated net realized gain (loss)	(16,280)	5,390	23,382	691	46	(382)		29
Net unrealized appreciation	19,056	150,867	89,643	28,869	––	3,206		1,516
Total Net Assets	$86,630	$1,140,560	$1,232,528	$898,720	$247,428	$71,459		$43,879
CAPITAL SHARES OUTSTANDING:
Class A	5,674	14,889	78,024	51,482	194,929	4,098		5,113
Class B	291	912	3,681	1,882	9,308	155		367
Class C	1,239	6,697	29,950	19,286	39,045	2,074		1,705
Class E	10	136	266	28	4,100	N/A		N/A
Class I	138	3,906	23,898	3,383	N/A	37		1,618
Class R	N/A	637	N/A	N/A	N/A	N/A		N/A
Class Y	484	11,534	12,321	5,175	N/A	39		257
NET ASSET VALUE PER SHARE:
Class A	$11.11	$29.35	$8.32	$11.06	$1.00	$11.16		$4.84
Class B	10.77	26.62	8.32	11.06	1.00	11.16		4.84
Class C	10.82	27.29	8.32	11.06	1.00	11.16		4.84
Class E	11.16	29.33	8.32	11.06	1.00	N/A		N/A
Class I	11.21	31.16	8.32	11.06	N/A	11.16		4.84
Class R	N/A	29.27	N/A	N/A	N/A	N/A		N/A
Class Y	11.16	30.54	8.32	11.06	N/A	11.16		4.84
CAPITAL SHARES AUTHORIZED	40,000	130,000	305,000	175,000	670,000	40,000		30,000
+COST
Investments in unaffiliated securities at cost	$67,607	$974,182	$1,170,758	$870,962	$249,148	$68,368		$42,444

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Ivy Funds, Inc.

FOR THE FISCAL YEAR ENDED MARCH 31, 2010

(In thousands)	Ivy Capital Appreciation Fund	Ivy Core Equity Fund	Ivy Large Cap Growth Fund	Ivy Mid Cap Growth Fund	Ivy Small Cap Growth Fund

INVESTMENT INCOME
Dividends from unaffiliated securities	$6,850	$2,996	$11,768	$1,879	$1,413
Foreign dividend withholding tax	(28)	(25)	(15)	––	(11)
Interest and amortization from unaffiliated securities	82	27	30	36	53
Total Investment Income	6,904	2,998	11,783	1,915	1,455
EXPENSES
Investment management fee	3,179	1,289	5,553	1,418	2,923
Distribution and service fees:
Class A	683	207	1,050	301	250
Class B	65	49	85	58	73
Class C	460	890	430	108	1,320
Class E	5	2	2	2	2
Class R	N/A	N/A	39	7	10
Class Y	21	12	232	64	240
Shareholder servicing:
Class A	829	308	1,152	516	473
Class B	34	35	57	41	62
Class C	128	361	110	42	481
Class E	19	8	8	11	12
Class I	258	3	357	4	10
Class R	N/A	N/A	16	3	4
Class Y	15	8	144	41	147
Registration fees	91	36	117	78	83
Custodian fees	33	12	27	11	23
Directors and Chief Compliance Officer fees	23	23	40	11	40
Accounting services fee	142	73	210	77	120
Legal fees	7	3	12	2	5
Audit fees	11	14	15	14	19
Other	97	36	158	42	–– *
Total Expenses	6,100	3,369	9,814	2,851	6,297
Less:
Expenses in excess of limit	(16)	(6)	(750)	(67)	(10)
Total Net Expenses	6,084	3,363	9,064	2,784	6,287
Net Investment Income (Loss)	820	(365)	2,719	(869)	(4,832)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	(51,010)	23,005	24,816	5,056	34,465
Written options	3,699	––	––	1,019	––
Foreign currency exchange transactions	––	2	––	––	––
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	224,012	45,924	209,474	65,926	126,279
Written options	(407)	––	––	(176)	––
Foreign currency exchange transactions	––	2	––	––	––
Net Realized and Unrealized Gain	176,294	68,933	234,290	71,825	160,744
Net Increase in Net Assets Resulting from Operations	$177,114	$68,568	$237,009	$70,956	$155,912

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Ivy Funds, Inc.

FOR THE FISCAL YEAR ENDED MARCH 31, 2010

(In thousands)	Ivy Tax- Managed Equity Fund(1)		Waddell & Reed Advisors Tax- Managed Equity Fund(2)	Waddell & Reed Advisors Tax- Managed Equity Fund(3)	Ivy Asset Strategy Fund	Ivy Energy Fund	Ivy Science and Technology Fund	Ivy High Income Fund

INVESTMENT INCOME
Dividends from unaffiliated securities	$36		$968	$778	$242,439	$821	$6,854	$22
Dividends from affiliated securities	––		––	––	41,882	––	––	––
Foreign dividend withholding tax	––	*	(8)	(16)	(14,214)	(19)	(191)	––
Interest and amortization from unaffiliated securities	––	*	161	406	41,389	10	4,092	83,660
Foreign interest withholding tax	––		––	––	(2)	––	––	––
Total Investment Income	36		1,121	1,168	311,494	812	10,755	83,682
EXPENSES
Investment management fee	18		581	664	95,959	581	7,526	5,425
Distribution and service fees:
Class A	3		214	226	17,202	122	901	1,248
Class B	4		17	35	4,443	28	212	219
Class C	4		27	35	62,482	118	1,435	1,697
Class E	N/A		N/A	N/A	60	–– *	7	4
Class R	N/A		N/A	N/A	53	N/A	60	N/A
Class Y	1		–– *	––	2,495	11	709	195
Shareholder servicing:
Class A	2		145	126	11,328	207	1,133	1,028
Class B	––	*	6	9	1,058	15	124	73
Class C	––	*	8	9	10,500	32	496	271
Class E	N/A		N/A	N/A	157	–– *	38	15
Class I	1		N/A	N/A	4,294	1	118	193
Class R	N/A		N/A	N/A	22	N/A	25	N/A
Class Y	1		–– *	–– *	2,183	8	470	126
Registration fees	61		––	––	747	83	138	156
Custodian fees	4		7	6	7,043	7	186	40
Directors and Chief Compliance Officer fees	––	*	––	––	714	3	47	36
Accounting services fee	––		47	58	271	46	231	228
Legal fees	1		10	6	252	1	13	11
Audit fees	12		13	16	49	14	18	27
Other	10		152	135	2,774	30	143	77
Total Expenses	122		1,227	1,325	224,086	1,307	14,030	11,069
Less:
Expenses in excess of limit	(50)		(4)	––	(1,219)	(96)	(32)	(8)
Total Net Expenses	72		1,223	1,325	222,867	1,211	13,998	11,061
Net Investment Income (Loss)	(36)		(102)	(157)	88,627	(399)	(3,243)	72,621
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	(10)		(6,984)	1,993	558,919	1,774	45,168	61,453
Futures contracts	––		––	––	(908,846)	––	––	––
Written options	––		––	––	43,529	––	(5,247)	––
Swap agreements	––		––	––	292	––	––	––
Forward foreign currency contracts	––		––	––	66,994	––	––	16
Foreign currency exchange transactions	––		––	––	(12,893)	––	(586)	6
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	669		(19,445)	1,814	2,793,997	22,262	232,616	120,967
Investments in affiliated securities	––		––	––	340,367	––	––	––
Futures contracts	––		––	––	(79,246)	––	––	––
Written options	––		––	––	(16,125)	––	2,467	––
Forward foreign currency contracts	––		––	––	9,223	––	––	104
Foreign currency exchange transactions	––		––	––	(671)	––	605	(62)
Net Realized and Unrealized Gain (Loss)	659		(26,429)	3,807	2,795,540	24,036	275,023	182,484
Net Increase (Decrease) in Net Assets Resulting from Operations	$623		$(26,531)	$3,650	$2,884,167	$23,637	$271,780	$255,105

*Not shown due to rounding.

(1)For the period from May 18, 2009 (commencement of operations) through March 31, 2010 (see Note 11).

(2)For the period from July 1, 2008 through May 17, 2009 (see Note 11).

(3)For the period from July 1, 2007 through June 30, 2008 (see Note 11).

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Ivy Funds, Inc.

FOR THE FISCAL YEAR ENDED MARCH 31, 2010

(In thousands)	Ivy Limited- Term Bond Fund		Ivy Money Market Fund	Ivy Municipal Bond Fund		Ivy Municipal High Income Fund(1)		Waddell & Reed Advisors Municipal High Income Fund(2)	Waddell & Reed Advisors Municipal High Income Fund(3)

INVESTMENT INCOME
Interest and amortization from unaffiliated securities	$26,433		$3,391	$3,386		$895		$18,880	$28,957
Total Investment Income	26,433		3,391	3,386		895		18,880	28,957
EXPENSES
Investment management fee	3,359		1,158	339		67		1,371	2,623
Distribution and service fees:
Class A	1,031		––	100		17		639	1,191
Class B	203		127	16		12		26	59
Class C	1,816		553	225		31		69	132
Class E	––	*	––	N/A		N/A		N/A	N/A
Class Y	119		N/A	1		2		––	––
Shareholder servicing:
Class A	737		302	57		5		241	408
Class B	51		28	3		––	*	5	11
Class C	259		83	33		2		15	27
Class E	––	*	11	N/A		N/A		N/A	N/A
Class I	40		N/A	––	*	3		N/A	N/A
Class Y	76		N/A	––	*	1		–– *	–– *
Registration fees	194		96	63		70		––	––
Interest and fees	––		––	––		––		––	176
Custodian fees	26		14	6		5		14	15
Directors and Chief Compliance Officer fees	30		16	4		––	*	––	––
Accounting services fee	184		97	45		11		76	139
Legal fees	10		11	1		1		–– *	––
Audit fees	14		9	18		30		32	17
Other	95		93	15		11		219	7
Total Expenses	8,244		2,598	926		268		2,707	4,805
Less:
Expenses in excess of limit	––		(418)	––	*	(104)		(108)	(198)
Total Net Expenses	8,244		2,180	926		164		2,599	4,607
Net Investment Income	18,189		1,211	2,460		731		16,281	24,350
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	4,038		65	(82)		123		(11,204)	618
Futures contracts	––		––	––		––		(10)	––
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	13,823		––	4,332		1,516		(15,923)	(54,573)
Net Realized and Unrealized Gain (Loss)	17,861		65	4,250		1,639		(27,137)	(53,955)
Net Increase (Decrease) in Net Assets Resulting from Operations	$36,050		$1,276	$6,710		$2,370		$(10,856)	$(29,605)

*Not shown due to rounding.

(1)For the period from May 18, 2009 (commencement of operations) through March 31, 2010 (see Note 11).

(2)For the period from October 1, 2008 through May 17, 2009 (see Note 11).

(3)For the period from October 1, 2007 through September 30, 2008 (see Note 11).

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Ivy Funds, Inc.

Ivy Capital Appreciation Fund			Ivy Core Equity Fund		Ivy Large Cap Growth Fund

(In thousands)	Fiscal year ended 3-31-10	Fiscal year ended 3-31-09	Fiscal year ended 3-31-10	Fiscal year ended 3-31-09	Fiscal year ended 3-31-10	Fiscal year ended 3-31-09

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$820	$(857)	$(365)	$(181)	$2,719	$1,793
Net realized gain (loss) on investments	(47,311)	(148,942)	23,007	(20,427)	24,816	(102,575)
Net change in unrealized appreciation (depreciation)	223,605	(140,815)	45,926	(60,072)	209,474	(113,700)
Net Increase (Decrease) in Net Assets Resulting from Operations	177,114	(290,614)	68,568	(80,680)	237,009	(214,482)

Distributions to Shareholders From:
Net investment income:
Class A	(102)	––	––	––	(1,881)	(270)
Class B	––	––	––	––	––	––
Class C	––	––	––	––	––	––
Class E	(3)	––	––	––	(4)	(1)
Class I	(433)	––	––	––	(1,487)	(329)
Class R	N/A	N/A	N/A	N/A	(10)	––
Class Y	(2)	––	––	––	(506)	(111)
Net realized gains:
Class A	––	––	––	––	––	––
Class B	––	––	––	––	––	––
Class C	––	––	––	––	––	––
Class E	––	––	––	––	––	––
Class I	––	––	––	––	––	––
Class R	N/A	N/A	N/A	N/A	––	––
Class Y	––	––	––	––	––	––
Tax return of capital:
Class A	––	(31)	(186)	(195)	––	––
Class B	––	––	––	(13)	––	––
Class C	––	(7)	––	(254)	––	––
Class E	––	–– *	(2)	(1)	––	––
Class I	––	(13)	(12)	(1)	––	––
Class R	N/A	N/A	N/A	N/A	––	––
Class Y	––	(3)	(19)	(6)	––	––
Total Distributions to Shareholders	(540)	(54)	(219)	(470)	(3,888)	(711)
Capital Share Transactions	35,526	103,795	(9,772)	(4,806)	126,008	339,110
Net Increase (Decrease) in Net Assets	212,100	(186,873)	58,577	(85,956)	359,129	123,917
Net Assets, Beginning of Period	370,442	557,315	149,032	234,988	560,434	436,517
Net Assets, End of Period	$582,542	$370,442	$207,609	$149,032	$919,563	$560,434
Undistributed (distributions in excess of) net investment income	$269	$(11)	$(78)	$(61)	$(44)	$1,050

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Ivy Funds, Inc.

	Ivy Mid Cap Growth Fund		Ivy Small Cap Growth Fund

(In thousands)	Fiscal year ended 3-31-10	Fiscal year ended 3-31-09	Fiscal year ended 3-31-10	Fiscal year ended 3-31-09

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(869)	$(610)	$(4,832)	$(5,272)
Net realized gain (loss) on investments	6,075	(2,022)	34,465	(76,006)
Net change in unrealized appreciation (depreciation)	65,750	(48,827)	126,279	(41,555)
Net Increase (Decrease) in Net Assets Resulting from Operations	70,956	(51,459)	155,912	(122,833)
Distributions to Shareholders From:
Net investment income:
Class A	––	––	––	––
Class B	––	––	––	––
Class C	––	––	––	––
Class E	––	––	––	––
Class I	––	––	––	––
Class R	––	––	––	––
Class Y	––	––	––	––
Net realized gains:
Class A	––	––	––	(681)
Class B	––	––	––	(71)
Class C	––	––	––	(1,217)
Class E	––	––	––	(5)
Class I	––	––	––	(10)
Class R	––	––	––	(3)
Class Y	––	––	––	(727)
Total Distributions to Shareholders	––	––	––	(2,714)
Capital Share Transactions	85,365	5,526	25,973	(47,553)
Net Increase (Decrease) in Net Assets	156,321	(45,933)	181,885	(173,100)
Net Assets, Beginning of Period	95,038	140,971	249,550	422,650
Net Assets, End of Period	$251,359	$95,038	$431,435	$249,550
Distributions in excess of net investment income	$(30)	$(12)	$(119)	$(92)

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Ivy Funds, Inc.

Ivy Tax-Managed Equity Fund			Waddell & Reed Advisors Tax-Managed Equity Fund		Ivy Asset Strategy Fund

(In thousands)	Fiscal year ended 3-31-10(1)		Fiscal period ended 5-17-09(2)	Fiscal year ended 6-30-08	Fiscal year ended 3-31-10	Fiscal year ended 3-31-09

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(36)		$(102)	$(157)	$88,627	$92,194
Net realized gain (loss) on investments	(10)		(6,984)	1,993	(252,005)	(3,852,268)
Net change in unrealized appreciation (depreciation)	669		(19,445)	1,814	3,047,545	101,340

Net Increase (Decrease) in Net Assets Resulting from Operations	623		(26,531)	3,650	2,884,167	(3,658,734)

Distributions to Shareholders From:
Net investment income:
Class A	––		––	––	(32,403)	(8,799)
Class B	––		––	––	––	––
Class C	––		––	––	––	––
Class E	N/A		N/A	N/A	(120)	––
Class I	––		N/A	N/A	(17,688)	(452)
Class R	N/A		N/A	N/A	(32)	–– *
Class Y	––		––	––	(4,250)	(2,090)
Net realized gains:
Class A	––		––	––	––	(501,533)
Class B	––		––	––	––	(35,947)
Class C	––		––	––	––	(506,059)
Class E	N/A		N/A	N/A	––	(1,668)
Class I	––		N/A	N/A	––	(20,999)
Class R	N/A		N/A	N/A	––	(38)
Class Y	––		––	––	––	(153,041)
Tax return of capital:
Class A	––		––	––	––	(2,390)
Class B	––		––	––	––	(171)
Class C	––		––	––	––	(2,411)
Class E	N/A		N/A	N/A	––	(8)
Class I	––		N/A	N/A	––	(100)
Class R	N/A		N/A	N/A	––	–– *
Class Y	––		––	––	––	(729)
Total Distributions to Shareholders	––		––	––	(54,493)	(1,236,435)
Capital Share Transactions	4,038		22,060	27,500	7,681,502	4,236,876
Net Increase (Decrease) in Net Assets	4,661		(4,471)	31,150	10,511,176	(658,293)
Net Assets, Beginning of Period	198	(3)	112,830	81,680	11,592,505	12,250,798

Net Assets, End of Period	$4,859		$108,359	$112,830	$22,103,681	$11,592,505
Undistributed (distributions in excess of) net investment income	$––	*	$(108)	$(6)	$24,342	$(39,104)

*Not shown due to rounding.

(1)For the period from May 18, 2009 (commencement of operations) through March 31, 2010 (see Note 11).

(2)Data represents activity for Waddell & Reed Advisors Tax-Managed Equity Fund for the period from July 1, 2008 through May 17, 2009 (see Note 11).

(3)A reorganization of the Class Y shares of the Waddell & Reed Advisors Tax-Managed Equity Fund occurred as of May 17, 2009. All Capital and shares of Class Y were transferred to Class I of the newly formed Ivy Tax-Managed Equity Fund (see Note 11).

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Ivy Funds, Inc.

	Ivy Energy Fund		Ivy Science and Technology Fund		Ivy High Income Fund

(In thousands)	Fiscal year ended 3-31-10	Fiscal year ended 3-31-09	Fiscal year ended 3-31-10	Fiscal year ended 3-31-09	Fiscal year ended 3-31-10	Fiscal year ended 3-31-09

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(399)	$(291)	$(3,243)	$(1,601)	$72,621	$16,945
Net realized gain (loss) on investments	1,774	(17,053)	39,335	(13,747)	61,475	(13,315)
Net change in unrealized appreciation (depreciation)	22,262	(7,635)	235,688	(119,167)	121,009	(18,593)

Net Increase (Decrease) in Net Assets Resulting from Operations	23,637	(24,979)	271,780	(134,515)	255,105	(14,963)

Distributions to Shareholders From:
Net investment income:
Class A	––	––	––	––	(42,361)	(12,401)
Class B	––	––	––	––	(1,660)	(534)
Class C	––	––	––	––	(12,912)	(1,524)
Class E	––	––	––	––	(140)	(64)
Class I	––	––	––	––	(10,612)	(166)
Class R	N/A	N/A	––	––	N/A	N/A
Class Y	––	––	––	––	(6,568)	(699)
Net realized gains:
Class A	––	––	(2,433)	(11,497)	(12,080)	––
Class B	––	––	––	(772)	(538)	––
Class C	––	––	(195)	(5,238)	(4,406)	––
Class E	––	––	(20)	(78)	(40)	––
Class I	––	––	(602)	(1,037)	(3,230)	––
Class R	N/A	N/A	(70)	(252)	N/A	N/A
Class Y	––	––	(2,014)	(8,025)	(1,898)	––
Tax return of capital:
Class A	––	––	––	(72)	––	––
Class B	––	––	––	(4)	––	––
Class C	––	––	––	(32)	––	––
Class E	––	––	––	(1)	––	––
Class I	––	––	––	(7)	––	––
Class R	N/A	N/A	––	(1)	N/A	N/A
Class Y	––	––	––	(51)	––	––
Total Distributions to Shareholders	––	––	(5,334)	(27,067)	(96,445)	(15,388)
Capital Share Transactions	20,308	30,651	296,034	185,429	731,206	219,957
Net Increase in Net Assets	43,945	5,672	562,480	23,847	889,866	189,606
Net Assets, Beginning of Period	42,685	37,013	578,080	554,233	342,662	153,056
Net Assets, End of Period	$86,630	$42,685	$1,140,560	$578,080	$1,232,528	$342,662
Undistributed (distributions in excess of) net investment income	$30	$(1)	$(177)	$(39)	$69	$1,625

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Ivy Funds, Inc.

	Ivy Limited-Term Bond Fund		Ivy Money Market Fund

(In thousands)	Fiscal year ended 3-31-10	Fiscal year ended 3-31-09	Fiscal year ended 3-31-10	Fiscal year ended 3-31-09

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$18,189	$6,393	$1,211	$2,480
Net realized gain (loss) on investments	4,038	(542)	65	34
Net change in unrealized appreciation	13,823	13,272	––	––
Net Increase in Net Assets Resulting from Operations	36,050	19,123	1,276	2,514
Distributions to Shareholders From:
Net investment income:
Class A	(12,151)	(4,357)	(1,081)	(2,020)
Class B	(434)	(226)	(20)	(80)
Class C	(4,066)	(1,465)	(89)	(342)
Class E	(4)	(4)	(21)	(38)
Class I	(843)	(46)	N/A	N/A
Class Y	(1,414)	(324)	N/A	N/A
Net realized gains:
Class A	(1,112)	––	(26)	(7)
Class B	(48)	––	(2)	(1)
Class C	(465)	––	(10)	(5)
Class E	(1)	––	(1)	–– *
Class I	(77)	––	N/A	N/A
Class Y	(128)	––	N/A	N/A
Total Distributions to Shareholders	(20,743)	(6,422)	(1,250)	(2,493)
Capital Share Transactions	372,930	402,887	(86,579)	216,973
Net Increase (Decrease) in Net Assets	388,237	415,588	(86,553)	216,994
Net Assets, Beginning of Period	510,483	94,895	333,981	116,987
Net Assets, End of Period	$898,720	$510,483	$247,428	$333,981
Undistributed net investment income	$––	$––	$––	$––

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Ivy Funds, Inc.

	Ivy Municipal Bond Fund		Ivy Municipal High Income Fund	Waddell & Reed Advisors Municipal High Income Fund

(In thousands)	Fiscal year ended 3-31-10	Fiscal year ended 3-31-09	Fiscal year ended 3-31-10(1)	Fiscal period ended 5-17-09(2)	Fiscal year ended 9-30-08

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,460	$1,476	$731	$16,281	$24,350
Net realized gain (loss) on investments	(82)	(111)	123	(11,214)	618
Net change in unrealized appreciation (depreciation)	4,332	(999)	1,516	(15,923)	(54,573)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,710	366	2,370	(10,856)	(29,605)
Distributions to Shareholders From:
Net investment income:
Class A	(1,638)	(970)	(361)	(15,260)	(23,820)
Class B	(54)	(34)	(54)	(137)	(242)
Class C	(754)	(475)	(135)	(357)	(534)
Class I	(7)	––	(113)	N/A	N/A
Class Y	(8)	–– *	(36)	(5)	(7)
Net realized gains:
Class A	––	––	(14)	––	––
Class B	––	––	(2)	––	––
Class C	––	––	(6)	––	––
Class I	––	––	(3)	N/A	N/A
Class Y	––	––	(1)	––	––
Total Distributions to Shareholders	(2,461)	(1,479)	(725)	(15,759)	(24,603)
Capital Share Transactions	10,642	24,712	37,570	17,208	435
Net Increase (Decrease) in Net Assets	14,891	23,599	39,215	(9,407)	(53,773)
Net Assets, Beginning of Period	56,568	32,969	4,664 (3)	463,238	517,011

Net Assets, End of Period	$71,459	$56,568	$43,879	$453,831	$463,238
Undistributed net investment income	$7	$8	$32	$630	$108

*Not shown due to rounding.

(1)For the period from May 18, 2009 (commencement of operations) through March 31, 2010 (see Note 11).

(2)Data represents activity for Waddell & Reed Advisors Municipal High Income Fund for the period from October 1, 2008 through May 17, 2009 (see Note 11).

(3)A reorganization of the Class Y shares of the Waddell & Reed Advisors Municipal High Income Fund occurred as of May 17, 2009. All Capital and shares of Class Y were transferred to Class I of the newly formed Ivy Municipal High Income Fund (see Note 11).

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds, Inc.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY CAPITAL APPRECIATION FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income		Distributions From Net Realized Gains	Distributions From Return of Capital

Class A Shares
Fiscal year ended 3-31-2010	$5.87	$0.01	(2)	$2.75	(2)	$2.76	$––	*	$––	$––
Fiscal year ended 3-31-2009	9.71	(0.01	)(2)	(3.83	)(2)	(3.84)	––		––	––	*
Fiscal year ended 3-31-2008	10.09	0.00	(2)	(0.27	)(2)	(0.27)	––		(0.11)	––
Fiscal year ended 3-31-2007	9.16	0.00	(2)	0.93	(2)	0.93	––		––	––
Fiscal year ended 3-31-2006	7.99	(0.03	)(2)	1.20	(2)	1.17	––		––	––

Class B Shares
Fiscal year ended 3-31-2010	5.42	(0.06	)(2)	2.53	(2)	2.47	––		––	––
Fiscal year ended 3-31-2009	9.05	(0.14)		(3.49)		(3.63)	––		––	––
Fiscal year ended 3-31-2008	9.43	(0.10	)(2)	(0.25	)(2)	(0.35)	––		(0.03)	––
Fiscal year ended 3-31-2007	8.65	(0.09	)(2)	0.87	(2)	0.78	––		––	––
Fiscal year ended 3-31-2006	7.62	(0.11	)(2)	1.14	(2)	1.03	––		––	––

Class C Shares
Fiscal year ended 3-31-2010	5.44	(0.04	)(2)	2.54	(2)	2.50	––		––	––
Fiscal year ended 3-31-2009	9.06	(0.09)		(3.53)		(3.62)	––		––	––	*
Fiscal year ended 3-31-2008	9.45	(0.08	)(2)	(0.28	)(2)	(0.36)	––		(0.03)	––
Fiscal year ended 3-31-2007	8.64	(0.07	)(2)	0.88	(2)	0.81	––		––	––
Fiscal year ended 3-31-2006	7.60	(0.09	)(2)	1.13	(2)	1.04	––		––	––

Class E Shares
Fiscal year ended 3-31-2010	5.88	0.02	(2)	2.77	(2)	2.79	(0.01)		––	––
Fiscal year ended 3-31-2009	9.70	(0.01)		(3.81)		(3.82)	––		––	––	*
Fiscal year ended 3-31-2008(4)	10.12	(0.03	)(2)	(0.30	)(2)	(0.33)	––		(0.09)	––

Class I Shares
Fiscal year ended 3-31-2010	5.92	0.04	(2)	2.77	(2)	2.81	(0.02)		––	––
Fiscal year ended 3-31-2009	9.74	0.02	(2)	(3.84	)(2)	(3.82)	––		––	––	*
Fiscal year ended 3-31-2008(4)	10.14	0.02	(2)	(0.29	)(2)	(0.27)	––		(0.13)	––

Class Y Shares
Fiscal year ended 3-31-2010	5.90	0.01	(2)	2.76	(2)	2.77	––	*	––	––
Fiscal year ended 3-31-2009	9.73	0.00		(3.83)		(3.83)	––		––	––	*
Fiscal year ended 3-31-2008	10.10	0.00	(2)	(0.26	)(2)	(0.26)	––		(0.11)	––
Fiscal year ended 3-31-2007	9.16	0.01	(2)	0.93	(2)	0.94	––		––	––
Fiscal year ended 3-31-2006	7.99	(0.02	)(2)	1.19	(2)	1.17	––		––	––

*Not shown due to rounding.

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)Based on average weekly shares outstanding.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)Annualized.

(6)For the fiscal year ended March 31, 2008.

	Total Distributions		Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)		Portfolio Turnover Rate

Class A Shares
Fiscal year ended 3-31-2010	$––	*	$8.63	47.07	%(3)	$337	1.28%		0.12%		––%		––%		42%
Fiscal year ended 3-31-2009	––	*	5.87	-39.54	(3)	196	1.31		-0.18		––		––		77
Fiscal year ended 3-31-2008	(0.11)		9.71	-2.83	(3)	393	1.15		-0.01		––		––		81
Fiscal year ended 3-31-2007	––		10.09	10.15	(3)	58	1.35		0.05		1.40		0.00		95
Fiscal year ended 3-31-2006	––		9.16	14.64	(3)	36	1.30		-0.29		1.55		-0.54		60

Class B Shares
Fiscal year ended 3-31-2010	––		7.89	45.57		7	2.23		-0.81		––		––		42
Fiscal year ended 3-31-2009	––		5.42	-40.11		5	2.29		-1.17		––		––		77
Fiscal year ended 3-31-2008	(0.03)		9.05	-3.76		12	2.13		-0.99		––		––		81
Fiscal year ended 3-31-2007	––		9.43	9.02		4	2.47		-1.07		2.51		-1.11		95
Fiscal year ended 3-31-2006	––		8.65	13.52		2	2.31		-1.30		2.56		-1.55		60

Class C Shares
Fiscal year ended 3-31-2010	––		7.94	45.96		46	2.02		-0.60		––		––		42
Fiscal year ended 3-31-2009	––	*	5.44	-39.95		40	2.03		-0.91		––		––		77
Fiscal year ended 3-31-2008	(0.03)		9.06	-3.82		80	1.89		-0.77		––		––		81
Fiscal year ended 3-31-2007	––		9.45	9.38		11	2.14		-0.75		2.18		-0.79		95
Fiscal year ended 3-31-2006	––		8.64	13.68		7	2.07		-1.05		2.32		-1.30		60

Class E Shares
Fiscal year ended 3-31-2010	(0.01)		8.66	47.45	(3)	2	1.15		0.26		1.92		-0.51		42
Fiscal year ended 3-31-2009	––	*	5.88	-39.37	(3)	2	1.23		-0.10		1.85		-0.72		77
Fiscal year ended 3-31-2008(4)	(0.09)		9.70	-3.40	(3)	2	1.35	(5)	-0.28	(5)	1.73	(5)	-0.66	(5)	81	(6)

Class I Shares
Fiscal year ended 3-31-2010	(0.02)		8.71	47.52		183	0.90		0.52		––		––		42
Fiscal year ended 3-31-2009	––	*	5.92	-39.21		111	0.90		0.28		––		––		77
Fiscal year ended 3-31-2008(4)	(0.13)		9.74	-2.83		12	0.86	(5)	0.23	(5)	––		––		81	(6)

Class Y Shares
Fiscal year ended 3-31-2010	––	*	8.67	47.00		8	1.21		0.21		––		––		42
Fiscal year ended 3-31-2009	––	*	5.90	-39.35		16	1.16		-0.07		––		––		77
Fiscal year ended 3-31-2008	(0.11)		9.73	-2.83		58	1.14		0.00		––		––		81
Fiscal year ended 3-31-2007	––		10.10	10.37		10	1.27		0.16		1.31		0.12		95
Fiscal year ended 3-31-2006	––		9.16	14.64		1	1.20		-0.23		1.45		-0.48		60

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds, Inc.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY CORE EQUITY FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Distributions From Return of Capital

Class A Shares
Fiscal year ended 3-31-2010	$6.04	$0.00	(2)	$2.89	(2)	$2.89	$––	$––	$(0.02)
Fiscal year ended 3-31-2009	9.33	0.00		(3.27)		(3.27)	––	––	(0.02)
Fiscal year ended 3-31-2008	10.03	0.01		0.25		0.26	––	(0.96)	––
Fiscal year ended 3-31-2007	10.24	0.00		0.88		0.88	––	(1.09)	––
Fiscal year ended 3-31-2006	9.03	0.00		1.21		1.21	––	––	––

Class B Shares
Fiscal year ended 3-31-2010	5.54	(0.06	)(2)	2.62	(2)	2.56	––	––	––
Fiscal year ended 3-31-2009	8.64	(0.11)		(2.98)		(3.09)	––	––	(0.01)
Fiscal year ended 3-31-2008	9.34	(0.06)		0.22		0.16	––	(0.86)	––
Fiscal year ended 3-31-2007	9.70	(0.07)		0.80		0.73	––	(1.09)	––
Fiscal year ended 3-31-2006	8.63	(0.10)		1.17		1.07	––	––	––

Class C Shares
Fiscal year ended 3-31-2010	5.61	(0.04	)(2)	2.66	(2)	2.62	––	––	––
Fiscal year ended 3-31-2009	8.74	(0.06)		(3.05)		(3.11)	––	––	(0.02)
Fiscal year ended 3-31-2008	9.44	(0.05)		0.22		0.17	––	(0.87)	––
Fiscal year ended 3-31-2007	9.77	(0.06)		0.82		0.76	––	(1.09)	––
Fiscal year ended 3-31-2006	8.68	(0.09)		1.18		1.09	––	––	––

Class E Shares
Fiscal year ended 3-31-2010	6.03	0.00	(2)	2.89	(2)	2.89	––	––	(0.02)
Fiscal year ended 3-31-2009	9.33	0.02	(2)	(3.30	)(2)	(3.28)	––	––	(0.02)
Fiscal year ended 3-31-2008(4)	10.05	(0.03	)(2)	0.26	(2)	0.23	––	(0.95)	––

Class I Shares
Fiscal year ended 3-31-2010	6.47	(0.01	)(2)	3.13	(2)	3.12	––	––	(0.04)
Fiscal year ended 3-31-2009	9.93	0.08	(2)	(3.52	)(2)	(3.44)	––	––	(0.02)
Fiscal year ended 3-31-2008(4)	10.52	0.10		0.30		0.40	––	(0.99)	––

Class Y Shares
Fiscal year ended 3-31-2010	6.36	0.00	(2)	3.06	(2)	3.06	––	––	(0.03)
Fiscal year ended 3-31-2009	9.80	0.06	(2)	(3.48	)(2)	(3.42)	––	––	(0.02)
Fiscal year ended 3-31-2008	10.49	0.06	(2)	0.22	(2)	0.28	––	(0.97)	––
Fiscal year ended 3-31-2007	10.65	0.04	(2)	0.89	(2)	0.93	––	(1.09)	––
Fiscal year ended 3-31-2006	9.38	0.09		1.18		1.27	––	––	––

*Not shown due to rounding.

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)Based on average weekly shares outstanding.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)Annualized.

(6)For the fiscal year ended March 31, 2008.

	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 3-31-2010	$(0.02)	$8.91	47.83	%(3)	$97		1.44%		0.19%		––%	––%	101%
Fiscal year ended 3-31-2009	(0.02)	6.04	-35.09	(3)	65		1.46		0.38		––	––	115
Fiscal year ended 3-31-2008	(0.96)	9.33	1.52	(3)	88		1.35		0.36		––	––	81
Fiscal year ended 3-31-2007	(1.09)	10.03	8.54	(3)	83		1.37		0.21		––	––	114
Fiscal year ended 3-31-2006	––	10.24	13.40	(3)	74		1.42		-0.03		––	––	79

Class B Shares
Fiscal year ended 3-31-2010	––	8.10	46.21		5		2.51		-0.87		––	––	101
Fiscal year ended 3-31-2009	(0.01)	5.54	-35.75		4		2.48		-0.68		––	––	115
Fiscal year ended 3-31-2008	(0.86)	8.64	0.65		9		2.27		-0.51		––	––	81
Fiscal year ended 3-31-2007	(1.09)	9.34	7.45		11		2.29		-0.71		––	––	114
Fiscal year ended 3-31-2006	––	9.70	12.40		11		2.32		-0.94		––	––	79

Class C Shares
Fiscal year ended 3-31-2010	––	8.23	46.70		96		2.20		-0.57		––	––	101
Fiscal year ended 3-31-2009	(0.02)	5.61	-35.63		75		2.21		-0.42		––	––	115
Fiscal year ended 3-31-2008	(0.87)	8.74	0.78		135		2.11		-0.34		––	––	81
Fiscal year ended 3-31-2007	(1.09)	9.44	7.71		159		2.13		-0.55		––	––	114
Fiscal year ended 3-31-2006	––	9.77	12.56		173		2.17		-0.79		––	––	79

Class E Shares
Fiscal year ended 3-31-2010	(0.02)	8.90	48.03	(3)	1		1.35		0.26		2.16	-0.55	101
Fiscal year ended 3-31-2009	(0.02)	6.03	-35.20	(3)	1		1.56		0.31		2.12	-0.25	115
Fiscal year ended 3-31-2008(4)	(0.95)	9.33	1.22	(3)	1		1.80	(5)	-0.43	(5)	––	––	81	(6)

Class I Shares
Fiscal year ended 3-31-2010	(0.04)	9.55	48.34		3		0.99		0.55		––	––	101
Fiscal year ended 3-31-2009	(0.02)	6.47	-34.68		––	*	0.97		1.03		––	––	115
Fiscal year ended 3-31-2008(4)	(0.99)	9.93	2.80		––	*	0.99	(5)	0.72	(5)	––	––	81	(6)

Class Y Shares
Fiscal year ended 3-31-2010	(0.03)	9.39	48.15		5		1.24		0.39		––	––	101
Fiscal year ended 3-31-2009	(0.02)	6.36	-34.94		4		1.23		0.71		––	––	115
Fiscal year ended 3-31-2008	(0.97)	9.80	1.67		2		1.22		0.60		––	––	81
Fiscal year ended 3-31-2007	(1.09)	10.49	8.69		3		1.21		0.35		––	––	114
Fiscal year ended 3-31-2006	––	10.65	13.54		2		1.22		0.16		––	––	79

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds, Inc.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY LARGE CAP GROWTH FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 3-31-2010	$8.71	$0.04	(2)	$3.15	(2)	$3.19	$(0.05)	$––	$(0.05)
Fiscal year ended 3-31-2009	13.17	0.04	(2)	(4.49	)(2)	(4.45)	(0.01)	––	(0.01)
Fiscal year ended 3-31-2008	11.82	(0.02	)(2)	1.49	(2)	1.47	––	(0.12)	(0.12)
Fiscal year ended 3-31-2007	11.61	(0.03)		0.24		0.21	––	––	––
Fiscal year ended 3-31-2006	9.54	(0.06)		2.13		2.07	––	––	––

Class B Shares
Fiscal year ended 3-31-2010	7.82	(0.09	)(2)	2.82	(2)	2.73	––	––	––
Fiscal year ended 3-31-2009	11.98	(0.10	)(2)	(4.06	)(2)	(4.16)	––	––	––
Fiscal year ended 3-31-2008	10.89	(0.16)		1.37		1.21	––	(0.12)	(0.12)
Fiscal year ended 3-31-2007	10.83	(0.12)		0.18		0.06	––	––	––
Fiscal year ended 3-31-2006	8.99	(0.14)		1.98		1.84	––	––	––

Class C Shares
Fiscal year ended 3-31-2010	8.09	(0.05	)(2)	2.91	(2)	2.86	––	––	––
Fiscal year ended 3-31-2009	12.33	(0.05	)(2)	(4.19	)(2)	(4.24)	––	––	––
Fiscal year ended 3-31-2008	11.18	(0.13	)(2)	1.40	(2)	1.27	––	(0.12)	(0.12)
Fiscal year ended 3-31-2007	11.09	(0.12)		0.21		0.09	––	––	––
Fiscal year ended 3-31-2006	9.18	(0.10)		2.01		1.91	––	––	––

Class E Shares
Fiscal year ended 3-31-2010	8.70	0.03	(2)	3.16	(2)	3.19	(0.05)	––	(0.05)
Fiscal year ended 3-31-2009	13.16	0.04	(2)	(4.49	)(2)	(4.45)	(0.01)	––	(0.01)
Fiscal year ended 3-31-2008(4)	11.84	(0.02	)(2)	1.46	(2)	1.44	––	(0.12)	(0.12)

Class I Shares
Fiscal year ended 3-31-2010	8.91	0.06	(2)	3.22	(2)	3.28	(0.07)	––	(0.07)
Fiscal year ended 3-31-2009	13.46	0.06	(2)	(4.58	)(2)	(4.52)	(0.03)	––	(0.03)
Fiscal year ended 3-31-2008(4)	11.99	0.01	(2)	1.58	(2)	1.59	––	(0.12)	(0.12)

Class R Shares
Fiscal year ended 3-31-2010	8.63	0.00	(2)	3.12	(2)	3.12	(0.01)	––	(0.01)
Fiscal year ended 3-31-2009	13.08	0.02	(2)	(4.47	)(2)	(4.45)	––	––	––
Fiscal year ended 3-31-2008	11.78	(0.06	)(2)	1.48	(2)	1.42	––	(0.12)	(0.12)
Fiscal year ended 3-31-2007	11.60	(0.06)		0.24		0.18	––	––	––
Fiscal year ended 3-31-2006(7)	11.27	(0.03)		0.36		0.33	––	––	––

Class Y Shares
Fiscal year ended 3-31-2010	8.83	0.05	(2)	3.19	(2)	3.24	(0.06)	––	(0.06)
Fiscal year ended 3-31-2009	13.35	0.05	(2)	(4.55	)(2)	(4.50)	(0.02)	––	(0.02)
Fiscal year ended 3-31-2008	11.97	(0.01	)(2)	1.51	(2)	1.50	––	(0.12)	(0.12)
Fiscal year ended 3-31-2007	11.74	(0.01)		0.24		0.23	––	––	––
Fiscal year ended 3-31-2006	9.62	(0.04)		2.16		2.12	––	––	––

*Not shown due to rounding.

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)Based on average weekly shares outstanding.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)Annualized.

(6)For the fiscal year ended March 31, 2008.

(7)For the period from December 29, 2005 (commencement of operations of the class) through March 31, 2006.

(8)For the fiscal year ended March 31, 2006.

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)		Portfolio Turnover Rate

Class A Shares
Fiscal year ended 3-31-2010	$11.85	36.63	%(3)	$464		1.15%		0.33%		1.30%		0.18%		60%
Fiscal year ended 3-31-2009	8.71	-33.80	(3)	335		1.15		0.40		1.34		0.21		76
Fiscal year ended 3-31-2008	13.17	12.32	(3)	278		1.15		-0.13		1.29		-0.27		79
Fiscal year ended 3-31-2007	11.82	1.81	(3)	162		1.20		-0.44		1.39		-0.44		93
Fiscal year ended 3-31-2006	11.61	21.70	(3)	157		1.41		-0.62		––		––		79

Class B Shares
Fiscal year ended 3-31-2010	10.55	34.91		9		2.41		-0.94		––		––		60
Fiscal year ended 3-31-2009	7.82	-34.73		7		2.49		-1.01		––		––		76
Fiscal year ended 3-31-2008	11.98	10.98		13		2.32		-1.28		––		––		79
Fiscal year ended 3-31-2007	10.89	0.55		12		2.42		-1.48		––		––		93
Fiscal year ended 3-31-2006	10.83	20.47		11		2.45		-1.65		––		––		79

Class C Shares
Fiscal year ended 3-31-2010	10.95	35.35		50		2.02		-0.54		––		––		60
Fiscal year ended 3-31-2009	8.09	-34.39		33		2.08		-0.54		––		––		76
Fiscal year ended 3-31-2008	12.33	11.23		34		2.07		-1.04		––		––		79
Fiscal year ended 3-31-2007	11.18	0.81		19		2.18		-1.23		––		––		93
Fiscal year ended 3-31-2006	11.09	20.81		17		2.21		-1.42		––		––		79

Class E Shares
Fiscal year ended 3-31-2010	11.84	36.67	(3)	1		1.15		0.31		2.05		-0.59		60
Fiscal year ended 3-31-2009	8.70	-33.83	(3)	1		1.15		0.38		2.27		-0.74		76
Fiscal year ended 3-31-2008(4)	13.16	12.05	(3)	––	*	1.15	(5)	-0.13	(5)	1.75	(5)	-0.73	(5)	79	(6)

Class I Shares
Fiscal year ended 3-31-2010	12.12	36.86		270		0.92		0.56		––		––		60
Fiscal year ended 3-31-2009	8.91	-33.61		102		0.92		0.87		––		––		76
Fiscal year ended 3-31-2008(4)	13.46	13.15		2		0.96	(5)	0.09	(5)	––		––		79	(6)

Class R Shares
Fiscal year ended 3-31-2010	11.74	36.18		13		1.46		0.00		––		––		60
Fiscal year ended 3-31-2009	8.63	-34.02		4		1.47		0.15		––		––		76
Fiscal year ended 3-31-2008	13.08	11.94		1		1.49		-0.48		––		––		79
Fiscal year ended 3-31-2007	11.78	1.55		––	*	1.51		-0.57		––		––		93
Fiscal year ended 3-31-2006(7)	11.60	2.93		––	*	1.56	(5)	-0.88	(5)	––		––		79	(8)

Class Y Shares
Fiscal year ended 3-31-2010	12.01	36.69		112		1.06		0.41		1.17		0.30		60
Fiscal year ended 3-31-2009	8.83	-33.74		79		1.06		0.42		1.19		0.29		76
Fiscal year ended 3-31-2008	13.35	12.42		109		1.06		-0.04		1.19		-0.17		79
Fiscal year ended 3-31-2007	11.97	1.96		59		1.08		-0.13		1.19		-0.24		93
Fiscal year ended 3-31-2006	11.74	22.04		66		1.20		-0.40		1.21		-0.41		79

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds, Inc.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MID CAP GROWTH FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 3-31-2010	$8.57	$(0.06	)(2)	$5.44	(2)	$5.38	$––	$––	$––
Fiscal year ended 3-31-2009	12.77	(0.05)		(4.15)		(4.20)	––	––	––
Fiscal year ended 3-31-2008	13.07	(0.09)		(0.21)		(0.30)	––	––	––
Fiscal year ended 3-31-2007	12.59	(0.06)		0.54		0.48	––	––	––
Fiscal year ended 3-31-2006	9.99	(0.04)		2.64		2.60	––	––	––

Class B Shares
Fiscal year ended 3-31-2010	7.81	(0.16	)(2)	4.93	(2)	4.77	––	––	––
Fiscal year ended 3-31-2009	11.79	(0.17	)(2)	(3.81	)(2)	(3.98)	––	––	––
Fiscal year ended 3-31-2008	12.18	(0.30)		(0.09)		(0.39)	––	––	––
Fiscal year ended 3-31-2007	11.85	(0.23)		0.56		0.33	––	––	––
Fiscal year ended 3-31-2006	9.50	(0.18)		2.53		2.35	––	––	––

Class C Shares
Fiscal year ended 3-31-2010	8.06	(0.14	)(2)	5.12	(2)	4.98	––	––	––
Fiscal year ended 3-31-2009	12.09	(0.19)		(3.84)		(4.03)	––	––	––
Fiscal year ended 3-31-2008	12.48	(0.25)		(0.14)		(0.39)	––	––	––
Fiscal year ended 3-31-2007	12.10	(0.19)		0.57		0.38	––	––	––
Fiscal year ended 3-31-2006	9.67	(0.12)		2.55		2.43	––	––	––

Class E Shares
Fiscal year ended 3-31-2010	8.48	(0.05	)(2)	5.38	(2)	5.33	––	––	––
Fiscal year ended 3-31-2009	12.68	(0.06)		(4.14)		(4.20)	––	––	––
Fiscal year ended 3-31-2008(4)	13.13	(0.22	)(2)	(0.23	)(2)	(0.45)	––	––	––

Class I Shares
Fiscal year ended 3-31-2010	8.81	0.00	(2)	5.61	(2)	5.61	––	––	––
Fiscal year ended 3-31-2009	13.07	0.00		(4.26)		(4.26)	––	––	––
Fiscal year ended 3-31-2008(4)	13.28	(0.03	)(2)	(0.18	)(2)	(0.21)	––	––	––

Class R Shares
Fiscal year ended 3-31-2010	8.54	(0.07	)(2)	5.43	(2)	5.36	––	––	––
Fiscal year ended 3-31-2009	12.73	(0.06)		(4.13)		(4.19)	––	––	––
Fiscal year ended 3-31-2008	13.05	(0.10)		(0.22)		(0.32)	––	––	––
Fiscal year ended 3-31-2007	12.58	(0.07)		0.54		0.47	––	––	––
Fiscal year ended 3-31-2006(7)	11.77	0.02		0.79		0.81	––	––	––

Class Y Shares
Fiscal year ended 3-31-2010	8.74	(0.01	)(2)	5.56	(2)	5.55	––	––	––
Fiscal year ended 3-31-2009	12.97	(0.01)		(4.22)		(4.23)	––	––	––
Fiscal year ended 3-31-2008	13.23	(0.07)		(0.19)		(0.26)	––	––	––
Fiscal year ended 3-31-2007	12.70	(0.03)		0.56		0.53	––	––	––
Fiscal year ended 3-31-2006	10.04	0.05	(2)	2.61	(2)	2.66	––	––	––

* Not shown due to rounding.

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)Based on average weekly shares outstanding.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)Annualized.

(6)For the fiscal year ended March 31, 2008.

(7)For the period from December 29, 2005 (commencement of operations of the class) through March 31, 2006.

(8)For the fiscal year ended March 31, 2006.

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 3-31-2010	$13.95	62.78	%(3)	$162		1.65%		-0.51%		1.67%	-0.53%	40%
Fiscal year ended 3-31-2009	8.57	-32.89	(3)	75		1.65		-0.39		1.78	-0.52	49
Fiscal year ended 3-31-2008	12.77	-2.37	(3)	108		1.60		-0.67		––	––	42
Fiscal year ended 3-31-2007	13.07	3.89	(3)	104		1.59		-0.48		––	––	25
Fiscal year ended 3-31-2006	12.59	26.03	(3)	105		1.62		-0.30		––	––	28

Class B Shares
Fiscal year ended 3-31-2010	12.58	61.08		7		2.68		-1.53		––	––	40
Fiscal year ended 3-31-2009	7.81	-33.76		4		2.92		-1.69		––	––	49
Fiscal year ended 3-31-2008	11.79	-3.20		9		2.56		-1.62		––	––	42
Fiscal year ended 3-31-2007	12.18	2.79		11		2.62		-1.52		––	––	25
Fiscal year ended 3-31-2006	11.85	24.74		12		2.70		-1.43		––	––	28

Class C Shares
Fiscal year ended 3-31-2010	13.04	61.79		17		2.35		-1.21		2.38	-1.24	40
Fiscal year ended 3-31-2009	8.06	-33.33		6		2.35		-1.10		2.59	-1.34	49
Fiscal year ended 3-31-2008	12.09	-3.13		10		2.35		-1.41		2.38	-1.44	42
Fiscal year ended 3-31-2007	12.48	3.14		12		2.35		-1.25		2.42	-1.32	25
Fiscal year ended 3-31-2006	12.10	25.13		14		2.35		-1.09		2.40	-1.14	28

Class E Shares
Fiscal year ended 3-31-2010	13.81	62.85	(3)	1		1.60		-0.46		2.60	-1.46	40
Fiscal year ended 3-31-2009	8.48	-33.12	(3)	––	*	1.99		-0.71		3.12	-1.84	49
Fiscal year ended 3-31-2008(4)	12.68	-3.43	(3)	––	*	2.52	(5)	-1.61	(5)	––	––	42	(6)

Class I Shares
Fiscal year ended 3-31-2010	14.42	63.68		6		1.14		-0.03		––	––	40
Fiscal year ended 3-31-2009	8.81	-32.59		––	*	1.17		0.09		––	––	49
Fiscal year ended 3-31-2008(4)	13.07	-1.58		1		1.17	(5)	-0.23	(5)	––	––	42	(6)

Class R Shares
Fiscal year ended 3-31-2010	13.90	62.76		4		1.67		-0.57		––	––	40
Fiscal year ended 3-31-2009	8.54	-32.91		––	*	1.72		-0.45		––	––	49
Fiscal year ended 3-31-2008	12.73	-2.45		––	*	1.68		-0.75		––	––	42
Fiscal year ended 3-31-2007	13.05	3.74		––	*	1.71		-0.59		––	––	25
Fiscal year ended 3-31-2006(7)	12.58	6.68		––	*	1.75	(5)	0.73	(5)	––	––	28	(8)

Class Y Shares
Fiscal year ended 3-31-2010	14.29	63.50		54		1.25		-0.11		1.38	-0.24	40
Fiscal year ended 3-31-2009	8.74	-32.61		9		1.25		0.00		1.40	-0.15	49
Fiscal year ended 3-31-2008	12.97	-1.97		12		1.25		-0.33		1.40	-0.48	42
Fiscal year ended 3-31-2007	13.23	4.17		10		1.25		-0.15		1.42	-0.32	25
Fiscal year ended 3-31-2006	12.70	26.50		9		1.25		0.43		1.43	0.25	28

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds, Inc.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY SMALL CAP GROWTH FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 3-31-2010	$7.08	$(0.12	)(2)	$4.44	(2)	$4.32	$––	$––	$––
Fiscal year ended 3-31-2009	10.31	(0.12)		(3.04)		(3.16)	––	(0.07)	(0.07)
Fiscal year ended 3-31-2008	12.98	(0.13	)(2)	(0.71	)(2)	(0.84)	––	(1.83)	(1.83)
Fiscal year ended 3-31-2007	14.87	(0.12	)(2)	0.18	(2)	0.06	––	(1.95)	(1.95)
Fiscal year ended 3-31-2006	12.32	(0.21)		3.22		3.01	––	(0.46)	(0.46)

Class B Shares
Fiscal year ended 3-31-2010	6.37	(0.20	)(2)	3.98	(2)	3.78	––	––	––
Fiscal year ended 3-31-2009	9.39	(0.37)		(2.58)		(2.95)	––	(0.07)	(0.07)
Fiscal year ended 3-31-2008	11.97	(0.23)		(0.64)		(0.87)	––	(1.71)	(1.71)
Fiscal year ended 3-31-2007	13.99	(0.24)		0.17		(0.07)	––	(1.95)	(1.95)
Fiscal year ended 3-31-2006	11.73	(0.23)		2.95		2.72	––	(0.46)	(0.46)

Class C Shares
Fiscal year ended 3-31-2010	6.56	(0.16	)(2)	4.09	(2)	3.93	––	––	––
Fiscal year ended 3-31-2009	9.62	(0.28)		(2.71)		(2.99)	––	(0.07)	(0.07)
Fiscal year ended 3-31-2008	12.22	(0.23)		(0.62)		(0.85)	––	(1.75)	(1.75)
Fiscal year ended 3-31-2007	14.20	(0.23)		0.20		(0.03)	––	(1.95)	(1.95)
Fiscal year ended 3-31-2006	11.87	(0.25)		3.04		2.79	––	(0.46)	(0.46)

Class E Shares
Fiscal year ended 3-31-2010	7.06	(0.11	)(2)	4.43	(2)	4.32	––	––	––
Fiscal year ended 3-31-2009	10.29	(0.13	)(2)	(3.03	)(2)	(3.16)	––	(0.07)	(0.07)
Fiscal year ended 3-31-2008(4)	13.03	(0.18	)(2)	(0.77	)(2)	(0.95)	––	(1.79)	(1.79)

Class I Shares
Fiscal year ended 3-31-2010	8.12	(0.07	)(2)	5.09	(2)	5.02	––	––	––
Fiscal year ended 3-31-2009	11.73	(0.07	)(2)	(3.47	)(2)	(3.54)	––	(0.07)	(0.07)
Fiscal year ended 3-31-2008(4)	14.35	0.09		(0.82)		(0.73)	––	(1.89)	(1.89)

Class R Shares
Fiscal year ended 3-31-2010	7.08	(0.12	)(2)	4.44	(2)	4.32	––	––	––
Fiscal year ended 3-31-2009	10.30	(0.15)		(3.00)		(3.15)	––	(0.07)	(0.07)
Fiscal year ended 3-31-2008	12.96	(0.19)		(0.65)		(0.84)	––	(1.82)	(1.82)
Fiscal year ended 3-31-2007	14.87	(0.15)		0.19		0.04	––	(1.95)	(1.95)
Fiscal year ended 3-31-2006(7)	13.78	(0.04)		1.13		1.09	––	––	––

Class Y Shares
Fiscal year ended 3-31-2010	7.96	(0.10	)(2)	4.99	(2)	4.89	––	––	––
Fiscal year ended 3-31-2009	11.53	(0.10	)(2)	(3.40	)(2)	(3.50)	––	(0.07)	(0.07)
Fiscal year ended 3-31-2008	14.31	(0.11)		(0.81)		(0.92)	––	(1.86)	(1.86)
Fiscal year ended 3-31-2007	16.15	(0.11)		0.22		0.11	––	(1.95)	(1.95)
Fiscal year ended 3-31-2006	13.33	(0.16)		3.44		3.28	––	(0.46)	(0.46)
 * Not shown due to rounding.

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)Based on average weekly shares outstanding.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)Annualized.

(6)For the fiscal year ended March 31, 2008.

(7)For the period from December 29, 2005 (commencement of operations of the class) through March 31, 2006.

(8)For the fiscal year ended March 31, 2006.

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Loss to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 3-31-2010	$11.40	61.02	%(3)	$132		1.66%		-1.24%		––%	––%	72%
Fiscal year ended 3-31-2009	7.08	-30.58	(3)	66		1.71		-1.38		––	––	85
Fiscal year ended 3-31-2008	10.31	-8.32	(3)	97		1.56		-1.00		––	––	79
Fiscal year ended 3-31-2007	12.98	0.76	(3)	109		1.49		-0.86		––	––	96
Fiscal year ended 3-31-2006	14.87	24.70	(3)	141		1.50		-0.90		––	––	87

Class B Shares
Fiscal year ended 3-31-2010	10.15	59.34		8		2.77		-2.34		––	––	72
Fiscal year ended 3-31-2009	6.37	-31.35		6		2.75		-2.43		––	––	85
Fiscal year ended 3-31-2008	9.39	-9.19		12		2.45		-1.87		––	––	79
Fiscal year ended 3-31-2007	11.97	-0.15		16		2.45		-1.82		––	––	96
Fiscal year ended 3-31-2006	13.99	23.46		19		2.45		-1.86		––	––	87

Class C Shares
Fiscal year ended 3-31-2010	10.49	59.91		154		2.29		-1.86		––	––	72
Fiscal year ended 3-31-2009	6.56	-31.01		103		2.34		-2.01		––	––	85
Fiscal year ended 3-31-2008	9.62	-8.91		187		2.20		-1.62		––	––	79
Fiscal year ended 3-31-2007	12.22	0.14		259		2.20		-1.57		––	––	96
Fiscal year ended 3-31-2006	14.20	23.78		328		2.20		-1.62		––	––	87

Class E Shares
Fiscal year ended 3-31-2010	11.38	61.19	(3)	1		1.56		-1.14		2.69	-2.27	72
Fiscal year ended 3-31-2009	7.06	-30.64	(3)	1		1.90		-1.57		2.82	-2.49	85
Fiscal year ended 3-31-2008(4)	10.29	-9.15	(3)	1		2.26	(5)	-1.79	(5)	––	––	79	(6)

Class I Shares
Fiscal year ended 3-31-2010	13.14	61.82		8		1.10		-0.68		––	––	72
Fiscal year ended 3-31-2009	8.12	-30.12		4		1.09		-0.76		––	––	85
Fiscal year ended 3-31-2008(4)	11.73	-6.82		2		1.10	(5)	-0.52	(5)	––	––	79	(6)

Class R Shares
Fiscal year ended 3-31-2010	11.40	61.02		4		1.64		-1.24		––	––	72
Fiscal year ended 3-31-2009	7.08	-30.52		––	*	1.63		-1.30		––	––	85
Fiscal year ended 3-31-2008	10.30	-8.35		––	*	1.64		-1.10		––	––	79
Fiscal year ended 3-31-2007	12.96	0.62		––	*	1.63		-1.01		––	––	96
Fiscal year ended 3-31-2006(7)	14.87	7.91		––	*	1.67	(5)	-0.99	(5)	––	––	87	(8)

Class Y Shares
Fiscal year ended 3-31-2010	12.85	61.43		124		1.35		-0.92		––	––	72
Fiscal year ended 3-31-2009	7.96	-30.30		70		1.34		-1.01		––	––	85
Fiscal year ended 3-31-2008	11.53	-8.13		124		1.33		-0.76		––	––	79
Fiscal year ended 3-31-2007	14.31	1.02		154		1.32		-0.70		––	––	96
Fiscal year ended 3-31-2006	16.15	24.86		173		1.33		-0.74		––	––	87

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds, Inc.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY TAX-MANAGED EQUITY FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 3-31-2010(2)	$8.62	$(0.11	)(3)	$2.27	(3)	$2.16	$––	$––	$––

Class B Shares
Fiscal year ended 3-31-2010(2)	8.62	(0.15	)(3)	2.25	(3)	2.10	––	––	––

Class C Shares
Fiscal year ended 3-31-2010(2)	8.62	(0.15	)(3)	2.25	(3)	2.10	––	––	––

Class I Shares
Fiscal year ended 3-31-2010(6)	8.62	(0.07	)(3)	2.26	(3)	2.19	––	––	––
Fiscal period ended 5-17-2009(7)	11.51	(0.07	)(3)	(2.82	)(3)	(2.89)	––	––	––
Fiscal year ended 6-30-2008(7)	11.00	(0.12)		0.63		0.51	––	––	––
Fiscal year ended 6-30-2007(7)	9.32	(0.02)		1.70		1.68	––	––	––
Fiscal year ended 6-30-2006(7)	8.76	(0.05	)(3)	0.61	(3)	0.56	––	––	––
Fiscal year ended 6-30-2005(7)	8.28	0.01		0.50		0.51	(0.03)	––	(0.03)
Fiscal year ended 6-30-2004(7)	6.95	(0.01)		1.34		1.33	––	––	––

Class Y Shares
Fiscal year ended 3-31-2010(2)	8.62	(0.07	)(3)	2.23	(3)	2.16	––	––	––

*Not shown due to rounding.

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)For the period from May 18, 2009 (commencement of operations of the class) through March 31, 2010.

(3)Based on average weekly shares outstanding.

(4)Total return calculated without taking into account the sales load deducted on an initial purchase.

(5)Annualized.

(6)The Ivy Tax-Managed Equity Fund commenced operations on May 18, 2009 after the reorganization of the Class Y shares of Waddell & Reed Advisors Tax-Managed Equity Fund into Class I shares of the corresponding fund.    The information shown is for a share outstanding during the fiscal period from May 18, 2009 through March 31, 2010 for Ivy Tax-Managed Equity Fund (see Note 11).

(7)The information shown is for a share outstanding during the fiscal year or period ended for Class Y of the Waddell & Reed Advisors Tax-Managed Equity Fund prior to the reorganization (see Note 11).

(8)The return shown for Class Y is hypothetical, because there were no shares or assets for the period from July 28, 2009 through October 7, 2009.    Class A data has been substituted for Class Y data during that period.

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)		Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(1)		Portfolio Turnover Rate

Class A Shares
Fiscal year ended 3-31-2010(2)	$10.78	25.06	%(4)	$3		2.57	%(5)	-1.26	%(5)	4.33	%(5)	-3.02	%(5)	19%

Class B Shares
Fiscal year ended 3-31-2010(2)	10.72	24.36		––	*	3.12	(5)	-1.81	(5)	4.88	(5)	-3.57	(5)	19

Class C Shares
Fiscal year ended 3-31-2010(2)	10.72	24.36		1		3.13	(5)	-1.82	(5)	4.89	(5)	-3.58	(5)	19

Class I Shares
Fiscal year ended 3-31-2010(6)	10.81	25.41		1		2.11	(5)	-0.82	(5)	4.03	(5)	-2.74	(5)	19
Fiscal period ended 5-17-2009(7)	8.62	-25.11		––	*	2.42	(5)	-1.05	(5)	––		––		40
Fiscal year ended 6-30-2008(7)	11.51	4.64		––	*	2.11		-0.97		––		––		27
Fiscal year ended 6-30-2007(7)	11.00	18.03		––	*	1.24		-0.23		––		––		55
Fiscal year ended 6-30-2006(7)	9.32	6.39		––	*	1.30		-0.60		––		––		100
Fiscal year ended 6-30-2005(7)	8.76	6.11		––	*	1.14		0.09		––		––		66
Fiscal year ended 6-30-2004(7)	8.28	19.14		––	*	1.24		-0.80		––		––		92

Class Y Shares
Fiscal year ended 3-31-2010(2)	10.78	25.06	(8)	––	*	2.52	(5)	-1.11	(5)	4.28	(5)	-2.87	(5)	19

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds, Inc.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY ASSET STRATEGY FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Distributions From Return of Capital

Class A Shares
Fiscal year ended 3-31-2010	$18.69	$0.16	(2)	$3.66	(2)	$3.82	$(0.09)	$––	$––
Fiscal year ended 3-31-2009	27.06	0.24	(2)	(6.18	)(2)	(5.94)	(0.04)	(2.38)	(0.01)
Fiscal year ended 3-31-2008	20.65	0.21	(2)	6.61	(2)	6.82	(0.21)	(0.20)	––
Fiscal year ended 3-31-2007	18.76	0.25	(2)	1.81	(2)	2.06	(0.02)	(0.15)	––
Fiscal year ended 3-31-2006	14.21	0.05		4.68		4.73	(0.04)	(0.14)	––

Class B Shares
Fiscal year ended 3-31-2010	18.23	(0.01	)(2)	3.55	(2)	3.54	––	––	––
Fiscal year ended 3-31-2009	26.57	0.05	(2)	(6.05	)(2)	(6.00)	––	(2.33)	(0.01)
Fiscal year ended 3-31-2008	20.22	(0.02	)(2)	6.50	(2)	6.48	––	(0.13)	––
Fiscal year ended 3-31-2007	18.50	0.08		1.79		1.87	––	(0.15)	––
Fiscal year ended 3-31-2006	14.11	0.01		4.52		4.53	–– *	(0.14)	––

Class C Shares
Fiscal year ended 3-31-2010	18.30	0.01	(2)	3.56	(2)	3.57	––	––	––
Fiscal year ended 3-31-2009	26.64	0.06	(2)	(6.05	)(2)	(5.99)	––	(2.34)	(0.01)
Fiscal year ended 3-31-2008	20.27	(0.01	)(2)	6.53	(2)	6.52	––	(0.15)	––
Fiscal year ended 3-31-2007	18.54	0.07		1.81		1.88	––	(0.15)	––
Fiscal year ended 3-31-2006	14.12	0.01		4.56		4.57	(0.01)	(0.14)	––

Class E Shares
Fiscal year ended 3-31-2010	18.74	0.17	(2)	3.66	(2)	3.83	(0.10)	––	––
Fiscal year ended 3-31-2009	27.05	0.24	(2)	(6.19	)(2)	(5.95)	––	(2.35)	(0.01)
Fiscal year ended 3-31-2008(4)	20.69	0.05	(2)	6.57	(2)	6.62	(0.11)	(0.15)	––

Class I Shares
Fiscal year ended 3-31-2010	18.81	0.17	(2)	3.73	(2)	3.90	(0.13)	––	––
Fiscal year ended 3-31-2009	27.17	0.31	(2)	(6.23	)(2)	(5.92)	(0.05)	(2.38)	(0.01)
Fiscal year ended 3-31-2008(4)	20.71	0.34	(2)	6.56	(2)	6.90	(0.24)	(0.20)	––

Class R Shares
Fiscal year ended 3-31-2010	18.65	0.03	(2)	3.72	(2)	3.75	(0.05)	––	––
Fiscal year ended 3-31-2009(7)	26.74	0.05		(5.73)		(5.68)	(0.02)	(2.38)	(0.01)

Class Y Shares
Fiscal year ended 3-31-2010	18.72	0.21	(2)	3.63	(2)	3.84	(0.10)	––	––
Fiscal year ended 3-31-2009	27.08	0.24	(2)	(6.18	)(2)	(5.94)	(0.03)	(2.38)	(0.01)
Fiscal year ended 3-31-2008	20.67	0.18	(2)	6.62	(2)	6.80	(0.19)	(0.20)	––
Fiscal year ended 3-31-2007	18.78	0.26	(2)	1.80	(2)	2.06	(0.02)	(0.15)	––
Fiscal year ended 3-31-2006	14.22	0.05		4.69		4.74	(0.04)	(0.14)	––

*Not shown due to rounding.

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)Based on average weekly shares outstanding.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)Annualized.

(6)For the fiscal year ended March 31, 2008.

(7)For the period from July 31, 2008 (commencement of operations of the class) through March 31, 2009.

(8)For the fiscal year ended March 31, 2009.

	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 3-31-2010	$(0.09)	$22.42	20.46	%(3)	$8,765	1.05%		0.79%		––%	––%	96%
Fiscal year ended 3-31-2009	(2.43)	18.69	-21.41	(3)	4,787	1.03		1.05		––	––	279
Fiscal year ended 3-31-2008	(0.41)	27.06	33.19	(3)	5,379	1.00		0.70		––	––	57
Fiscal year ended 3-31-2007	(0.17)	20.65	11.04	(3)	1,118	1.13		1.28		––	––	123
Fiscal year ended 3-31-2006	(0.18)	18.76	33.40	(3)	269	1.28		0.69		––	––	53

Class B Shares
Fiscal year ended 3-31-2010	––	21.77	19.42		550	1.88		-0.03		––	––	96
Fiscal year ended 3-31-2009	(2.34)	18.23	-22.04		330	1.87		0.22		––	––	279
Fiscal year ended 3-31-2008	(0.13)	26.57	32.07		330	1.83		-0.09		––	––	57
Fiscal year ended 3-31-2007	(0.15)	20.22	10.16		119	1.98		0.43		––	––	123
Fiscal year ended 3-31-2006	(0.14)	18.50	32.22		37	2.14		-0.13		––	––	53

Class C Shares
Fiscal year ended 3-31-2010	––	21.87	19.51		7,733	1.80		0.05		––	––	96
Fiscal year ended 3-31-2009	(2.35)	18.30	-21.96		4,644	1.80		0.29		––	––	279
Fiscal year ended 3-31-2008	(0.15)	26.64	32.18		4,854	1.77		-0.07		––	––	57
Fiscal year ended 3-31-2007	(0.15)	20.27	10.19		1,153	1.90		0.52		––	––	123
Fiscal year ended 3-31-2006	(0.15)	18.54	32.45		250	2.01		-0.01		––	––	53

Class E Shares
Fiscal year ended 3-31-2010	(0.10)	22.47	20.45	(3)	32	1.00		0.84		1.56	0.28	96
Fiscal year ended 3-31-2009	(2.36)	18.74	-21.44	(3)	17	0.93		1.24		1.18	0.99	279
Fiscal year ended 3-31-2008(4)	(0.26)	27.05	32.15	(3)	11	1.63	(5)	-0.05	(5)	––	––	57	(6)

Class I Shares
Fiscal year ended 3-31-2010	(0.13)	22.58	20.74		3,973	0.81		0.92		––	––	96
Fiscal year ended 3-31-2009	(2.44)	18.81	-21.20		360	0.79		1.35		––	––	279
Fiscal year ended 3-31-2008(4)	(0.44)	27.17	33.45		104	0.82	(5)	0.84	(5)	––	––	57	(6)

Class R Shares
Fiscal year ended 3-31-2010	(0.05)	22.35	20.12		28	1.33		0.20		––	––	96
Fiscal year ended 3-31-2009(7)	(2.41)	18.65	-20.65		1	1.99	(5)	1.36	(5)	––	––	279	(8)

Class Y Shares
Fiscal year ended 3-31-2010	(0.10)	22.46	20.51		1,024	1.00		0.93		1.11	0.82	96
Fiscal year ended 3-31-2009	(2.42)	18.72	-21.39		1,453	1.03		1.05		1.09	0.99	279
Fiscal year ended 3-31-2008	(0.39)	27.08	33.07		1,573	1.07		0.57		––	––	57
Fiscal year ended 3-31-2007	(0.17)	20.67	11.04		203	1.15		1.30		––	––	123
Fiscal year ended 3-31-2006	(0.18)	18.78	33.46		29	1.22		0.81		––	––	53

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds, Inc.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY ENERGY FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 3-31-2010	$7.27	$(0.04	)(2)	$3.88	(2)	$3.84	$––	$––	$––
Fiscal year ended 3-31-2009	13.67	(0.05	)(2)	(6.35	)(2)	(6.40)	––	––	––
Fiscal year ended 3-31-2008	10.35	(0.07	)(2)	3.41	(2)	3.34	––	(0.02)	(0.02)
Fiscal year ended 3-31-2007(4)	10.00	(0.09)		0.44		0.35	––	––	––

Class B Shares
Fiscal year ended 3-31-2010	7.12	(0.14	)(2)	3.79	(2)	3.65	––	––	––
Fiscal year ended 3-31-2009	13.52	(0.16	)(2)	(6.24	)(2)	(6.40)	––	––	––
Fiscal year ended 3-31-2008	10.29	(0.16	)(2)	3.39	(2)	3.23	––	––	––
Fiscal year ended 3-31-2007(4)	10.00	(0.13)		0.42		0.29	––	––	––

Class C Shares
Fiscal year ended 3-31-2010	7.14	(0.12	)(2)	3.80	(2)	3.68	––	––	––
Fiscal year ended 3-31-2009	13.55	(0.12	)(2)	(6.29	)(2)	(6.41)	––	––	––
Fiscal year ended 3-31-2008	10.30	(0.14	)(2)	3.39	(2)	3.25	––	––	––
Fiscal year ended 3-31-2007(4)	10.00	(0.14)		0.44		0.30	––	––	––

Class E Shares(6)
Fiscal year ended 3-31-2010	7.29	(0.02	)(2)	3.89	(2)	3.87	––	––	––
Fiscal year ended 3-31-2009	13.69	(0.04	)(2)	(6.36	)(2)	(6.40)	––	––	––
Fiscal year ended 3-31-2008(7)	10.48	0.08	(2)	3.19	(2)	3.27	––	(0.06)	(0.06)

Class I Shares
Fiscal year ended 3-31-2010	7.32	(0.01	)(2)	3.90	(2)	3.89	––	––	––
Fiscal year ended 3-31-2009	13.72	(0.03	)(2)	(6.37	)(2)	(6.40)	––	––	––
Fiscal year ended 3-31-2008(7)	10.51	0.10	(2)	3.19	(2)	3.29	––	(0.08)	(0.08)

Class Y Shares
Fiscal year ended 3-31-2010	7.30	(0.04	)(2)	3.90	(2)	3.86	––	––	––
Fiscal year ended 3-31-2009	13.73	(0.07	)(2)	(6.36	)(2)	(6.43)	––	––	––
Fiscal year ended 3-31-2008	10.38	(0.07	)(2)	3.46	(2)	3.39	––	(0.04)	(0.04)
Fiscal year ended 3-31-2007(4)	10.00	(0.08)		0.46		0.38	––	––	––

*Not shown due to rounding.

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)Based on average weekly shares outstanding.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)For the period from April 3, 2006 (commencement of operations of the class) through March 31, 2007.

(5)Annualized.

(6)Class is closed to investment.

(7)For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(8)For the fiscal year ended March 31, 2008.

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)		Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(1)		Portfolio Turnover Rate

Class A Shares
Fiscal year ended 3-31-2010	$11.11	52.82	%(3)	$63		1.60%		-0.42%		1.79%		-0.61%		15%
Fiscal year ended 3-31-2009	7.27	-46.82	(3)	30		1.60		-0.47		1.91		-0.78		48
Fiscal year ended 3-31-2008	13.67	32.27	(3)	27		1.66		-0.53		2.01		-0.88		35
Fiscal year ended 3-31-2007(4)	10.35	3.50	(3)	5		2.74	(5)	-1.30	(5)	3.58	(5)	-2.14	(5)	11

Class B Shares
Fiscal year ended 3-31-2010	10.77	51.26		3		2.60		-1.40		2.68		-1.48		15
Fiscal year ended 3-31-2009	7.12	-47.34		2		2.60		-1.48		2.78		-1.66		48
Fiscal year ended 3-31-2008	13.52	31.39		2		2.44		-1.26		2.79		-1.61		35
Fiscal year ended 3-31-2007(4)	10.29	2.90		1		3.13	(5)	-1.64	(5)	3.97	(5)	-2.48	(5)	11

Class C Shares
Fiscal year ended 3-31-2010	10.82	51.54		13		2.38		-1.19		––		––		15
Fiscal year ended 3-31-2009	7.14	-47.31		9		2.50		-1.30		2.50		-1.30		48
Fiscal year ended 3-31-2008	13.55	31.55		3		2.28		-1.09		2.63		-1.44		35
Fiscal year ended 3-31-2007(4)	10.30	3.00		1		3.17	(5)	-1.72	(5)	4.01	(5)	-2.56	(5)	11

Class E Shares(6)
Fiscal year ended 3-31-2010	11.16	53.09	(3)	––	*	1.39		-0.19		––		––		15
Fiscal year ended 3-31-2009	7.29	-46.75	(3)	––	*	1.46		-0.38		1.46		-0.38		48
Fiscal year ended 3-31-2008(7)	13.69	31.15	(3)	––	*	1.31	(5)	-0.06	(5)	1.66	(5)	-0.41	(5)	35	(8)

Class I Shares
Fiscal year ended 3-31-2010	11.21	53.14		2		1.24		-0.13		––		––		15
Fiscal year ended 3-31-2009	7.32	-46.65		––	*	1.39		-0.27		1.39		-0.27		48
Fiscal year ended 3-31-2008(7)	13.72	31.26		––	*	1.19	(5)	0.05	(5)	1.54	(5)	-0.30	(5)	35	(8)

Class Y Shares
Fiscal year ended 3-31-2010	11.16	52.88		5		1.52		-0.36		––		––		15
Fiscal year ended 3-31-2009	7.30	-46.83		2		1.60		-0.59		1.65		-0.64		48
Fiscal year ended 3-31-2008	13.73	32.67		5		1.55		-0.51		1.90		-0.86		35
Fiscal year ended 3-31-2007(4)	10.38	3.80		1		2.32	(5)	-0.82	(5)	3.16	(5)	-1.66	(5)	11

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds, Inc.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY SCIENCE AND TECHNOLOGY FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Distributions From Return of Capital

Class A Shares
Fiscal year ended 3-31-2010	$21.07	$(0.07	)(2)	$8.52	(2)	$8.45	$––	$(0.17)	$––
Fiscal year ended 3-31-2009	27.87	(0.10)		(5.54)		(5.64)	––	(1.15)	(0.01)
Fiscal year ended 3-31-2008	28.70	(0.17)		2.78		2.61	––	(3.44)	––
Fiscal year ended 3-31-2007	27.08	(0.23)		1.91		1.68	––	(0.06)	––
Fiscal year ended 3-31-2006	21.34	(0.30)		6.04		5.74	––	––	––

Class B Shares
Fiscal year ended 3-31-2010	19.19	(0.31	)(2)	7.74	(2)	7.43	––	––	––
Fiscal year ended 3-31-2009	25.68	(0.29)		(5.13)		(5.42)	––	(1.07)	–– *
Fiscal year ended 3-31-2008	26.66	(0.28)		2.42		2.14	––	(3.12)	––
Fiscal year ended 3-31-2007	25.42	(0.48)		1.78		1.30	––	(0.06)	––
Fiscal year ended 3-31-2006	20.24	(0.40)		5.58		5.18	––	––	––

Class C Shares
Fiscal year ended 3-31-2010	19.65	(0.26	)(2)	7.93	(2)	7.67	––	(0.03)	––
Fiscal year ended 3-31-2009	26.21	(0.19)		(5.28)		(5.47)	––	(1.08)	(0.01)
Fiscal year ended 3-31-2008	27.14	(0.26)		2.50		2.24	––	(3.17)	––
Fiscal year ended 3-31-2007	25.84	(0.49)		1.85		1.36	––	(0.06)	––
Fiscal year ended 3-31-2006	20.53	(0.43)		5.74		5.31	––	––	––

Class E Shares
Fiscal year ended 3-31-2010	21.05	(0.06	)(2)	8.52	(2)	8.46	––	(0.18)	––
Fiscal year ended 3-31-2009	27.76	(0.10	)(2)	(5.56	)(2)	(5.66)	––	(1.04)	(0.01)
Fiscal year ended 3-31-2008(4)	28.79	(0.44	)(2)	2.69	(2)	2.25	––	(3.28)	––

Class I Shares
Fiscal year ended 3-31-2010	22.33	0.01	(2)	9.05	(2)	9.06	––	(0.23)	––
Fiscal year ended 3-31-2009	29.35	0.08	(2)	(5.92	)(2)	(5.84)	––	(1.17)	(0.01)
Fiscal year ended 3-31-2008(4)	29.71	0.02	(2)	3.16	(2)	3.18	––	(3.54)	––

Class R Shares
Fiscal year ended 3-31-2010	21.02	(0.13	)(2)	8.52	(2)	8.39	––	(0.14)	––
Fiscal year ended 3-31-2009	27.81	(0.05	)(2)	(5.60	)(2)	(5.65)	––	(1.13)	(0.01)
Fiscal year ended 3-31-2008	28.64	(0.15	)(2)	2.68	(2)	2.53	––	(3.36)	––
Fiscal year ended 3-31-2007	27.07	(0.27)		1.90		1.63	––	(0.06)	––
Fiscal year ended 3-31-2006(7)	25.77	(0.09)		1.39		1.30	––	––	––

Class Y Shares
Fiscal year ended 3-31-2010	21.90	(0.04	)(2)	8.87	(2)	8.83	––	(0.19)	––
Fiscal year ended 3-31-2009	28.87	(0.10)		(5.71)		(5.81)	––	(1.15)	(0.01)
Fiscal year ended 3-31-2008	29.62	(0.09	)(2)	2.81	(2)	2.72	––	(3.47)	––
Fiscal year ended 3-31-2007	27.92	(0.22)		1.98		1.76	––	(0.06)	––
Fiscal year ended 3-31-2006	21.96	(0.27)		6.23		5.96	––	––	––

*Not shown due to rounding.

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)Based on average weekly shares outstanding.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)Annualized.

(6)For the fiscal year ended March 31, 2008.

(7)For the period from December 29, 2005 (commencement of operations of the class) through March 31, 2006.

(8)For the fiscal year ended March 31, 2006.

	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 3-31-2010	$(0.17)	$29.35	40.13	%(3)	$437		1.50%		-0.28%		––%	––%	59%
Fiscal year ended 3-31-2009	(1.16)	21.07	-19.86	(3)	245		1.50		-0.21		––	––	46
Fiscal year ended 3-31-2008	(3.44)	27.87	8.27	(3)	245		1.43		-0.39		––	––	96
Fiscal year ended 3-31-2007	(0.06)	28.70	6.22	(3)	185		1.47		-0.88		––	––	81
Fiscal year ended 3-31-2006	––	27.08	26.90	(3)	164		1.51		-1.02		––	––	112

Class B Shares
Fiscal year ended 3-31-2010	––	26.62	38.72		24		2.51		-1.29		––	––	59
Fiscal year ended 3-31-2009	(1.07)	19.19	-20.71		15		2.56		-1.30		––	––	46
Fiscal year ended 3-31-2008	(3.12)	25.68	7.19		20		2.42		-1.39		––	––	96
Fiscal year ended 3-31-2007	(0.06)	26.66	5.13		19		2.51		-1.91		––	––	81
Fiscal year ended 3-31-2006	––	25.42	25.59		18		2.58		-2.10		––	––	112

Class C Shares
Fiscal year ended 3-31-2010	(0.03)	27.29	39.05		183		2.28		-1.07		––	––	59
Fiscal year ended 3-31-2009	(1.09)	19.65	-20.51		98		2.30		-1.04		––	––	46
Fiscal year ended 3-31-2008	(3.17)	26.21	7.38		122		2.26		-1.23		––	––	96
Fiscal year ended 3-31-2007	(0.06)	27.14	5.32		109		2.33		-1.74		––	––	81
Fiscal year ended 3-31-2006	––	25.84	25.86		113		2.38		-1.90		––	––	112

Class E Shares
Fiscal year ended 3-31-2010	(0.18)	29.33	40.21	(3)	4		1.43		-0.24		2.56	-1.37	59
Fiscal year ended 3-31-2009	(1.05)	21.05	-20.05	(3)	2		1.76		-0.43		2.69	-1.36	46
Fiscal year ended 3-31-2008(4)	(3.28)	27.76	6.98	(3)	1		2.61	(5)	-1.46	(5)	––	––	96	(6)

Class I Shares
Fiscal year ended 3-31-2010	(0.23)	31.16	40.65		122		1.11		0.02		––	––	59
Fiscal year ended 3-31-2009	(1.18)	22.33	-19.50		19		1.07		0.34		––	––	46
Fiscal year ended 3-31-2008(4)	(3.54)	29.35	9.89		9		1.10	(5)	0.05	(5)	––	––	96	(6)

Class R Shares
Fiscal year ended 3-31-2010	(0.14)	29.27	39.95		19		1.64		-0.48		––	––	59
Fiscal year ended 3-31-2009	(1.14)	21.02	-19.95		6		1.62		-0.22		––	––	46
Fiscal year ended 3-31-2008	(3.36)	27.81	8.03		2		1.63		-0.50		––	––	96
Fiscal year ended 3-31-2007	(0.06)	28.64	6.03		––	*	1.65		-1.08		––	––	81
Fiscal year ended 3-31-2006(7)	––	27.07	5.05		––	*	1.68	(5)	-1.29	(5)	––	––	112	(8)

Class Y Shares
Fiscal year ended 3-31-2010	(0.19)	30.54	40.36		352		1.35		-0.13		––	––	59
Fiscal year ended 3-31-2009	(1.16)	21.90	-19.74		193		1.33		-0.03		––	––	46
Fiscal year ended 3-31-2008	(3.47)	28.87	8.38		155		1.34		-0.28		––	––	96
Fiscal year ended 3-31-2007	(0.06)	29.62	6.32		78		1.35		-0.76		––	––	81
Fiscal year ended 3-31-2006	––	27.92	27.14		57		1.37		-0.88		––	––	112

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds, Inc.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY HIGH INCOME FUND
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 3-31-2010	$6.58	$0.64	(2)	$1.93	(2)	$2.57	$(0.66)	$(0.17)	$(0.83)
Fiscal year ended 3-31-2009	8.01	0.65		(1.46)		(0.81)	(0.62)	––	(0.62)
Fiscal year ended 3-31-2008	8.92	0.66		(0.92)		(0.26)	(0.65)	––	(0.65)
Fiscal year ended 3-31-2007	8.60	0.62		0.32		0.94	(0.62)	––	(0.62)
Fiscal year ended 3-31-2006	8.69	0.58		(0.09)		0.49	(0.58)	––	(0.58)

Class B Shares
Fiscal year ended 3-31-2010	6.57	0.57	(2)	1.94	(2)	2.51	(0.59)	(0.17)	(0.76)
Fiscal year ended 3-31-2009	8.01	0.59		(1.48)		(0.89)	(0.55)	––	(0.55)
Fiscal year ended 3-31-2008	8.92	0.56		(0.91)		(0.35)	(0.56)	––	(0.56)
Fiscal year ended 3-31-2007	8.60	0.53		0.32		0.85	(0.53)	––	(0.53)
Fiscal year ended 3-31-2006	8.69	0.50		(0.09)		0.41	(0.50)	––	(0.50)

Class C Shares
Fiscal year ended 3-31-2010	6.58	0.60	(2)	1.92	(2)	2.52	(0.61)	(0.17)	(0.78)
Fiscal year ended 3-31-2009	8.01	0.58		(1.44)		(0.86)	(0.57)	––	(0.57)
Fiscal year ended 3-31-2008	8.92	0.59		(0.92)		(0.33)	(0.58)	––	(0.58)
Fiscal year ended 3-31-2007	8.60	0.55		0.32		0.87	(0.55)	––	(0.55)
Fiscal year ended 3-31-2006	8.69	0.51		(0.09)		0.42	(0.51)	––	(0.51)

Class E Shares
Fiscal year ended 3-31-2010	6.57	0.61	(2)	1.95	(2)	2.56	(0.64)	(0.17)	(0.81)
Fiscal year ended 3-31-2009	8.00	0.63		(1.46)		(0.83)	(0.60)	––	(0.60)
Fiscal year ended 3-31-2008(4)	8.92	0.62	(2)	(0.93	)(2)	(0.31)	(0.61)	––	(0.61)

Class I Shares
Fiscal year ended 3-31-2010	6.58	0.69	(2)	1.91	(2)	2.60	(0.69)	(0.17)	(0.86)
Fiscal year ended 3-31-2009	8.01	0.68		(1.45)		(0.77)	(0.66)	––	(0.66)
Fiscal year ended 3-31-2008(4)	8.92	0.79	(2)	(0.94	)(2)	(0.15)	(0.76)	––	(0.76)

Class Y Shares
Fiscal year ended 3-31-2010	6.58	0.66	(2)	1.92	(2)	2.58	(0.67)	(0.17)	(0.84)
Fiscal year ended 3-31-2009	8.02	0.73	(2)	(1.53	)(2)	(0.80)	(0.64)	––	(0.64)
Fiscal year ended 3-31-2008	8.92	0.68		(0.92)		(0.24)	(0.66)	––	(0.66)
Fiscal year ended 3-31-2007	8.60	0.64		0.32		0.96	(0.64)	––	(0.64)
Fiscal year ended 3-31-2006	8.69	0.59		(0.09)		0.50	(0.59)	––	(0.59)

*Not shown due to rounding.

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)Based on average weekly shares outstanding.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)Annualized.

(6)For the fiscal year ended March 31, 2008.

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 3-31-2010	$8.32	40.44	%(3)	$649		1.13%		8.24%		––%	––%	84%
Fiscal year ended 3-31-2009	6.58	-10.29	(3)	231		1.34		9.33		––	––	77
Fiscal year ended 3-31-2008	8.01	-3.04	(3)	127		1.36		7.76		––	––	83
Fiscal year ended 3-31-2007	8.92	11.39	(3)	79		1.38		7.20		––	––	98
Fiscal year ended 3-31-2006	8.60	5.80	(3)	39		1.45		6.70		––	––	45

Class B Shares
Fiscal year ended 3-31-2010	8.32	39.36		31		2.00		7.36		––	––	84
Fiscal year ended 3-31-2009	6.57	-11.37		10		2.46		8.16		––	––	77
Fiscal year ended 3-31-2008	8.01	-4.06		7		2.43		6.62		––	––	83
Fiscal year ended 3-31-2007	8.92	10.24		7		2.43		6.14		––	––	98
Fiscal year ended 3-31-2006	8.60	4.85		6		2.36		5.79		––	––	45

Class C Shares
Fiscal year ended 3-31-2010	8.32	39.45		249		1.83		7.50		––	––	84
Fiscal year ended 3-31-2009	6.58	-10.99		54		2.10		8.72		––	––	77
Fiscal year ended 3-31-2008	8.01	-3.84		14		2.18		6.86		––	––	83
Fiscal year ended 3-31-2007	8.92	10.51		17		2.18		6.39		––	––	98
Fiscal year ended 3-31-2006	8.60	5.00		17		2.21		5.94		––	––	45

Class E Shares
Fiscal year ended 3-31-2010	8.32	40.29	(3)	2		1.36		8.02		1.83	7.55	84
Fiscal year ended 3-31-2009	6.57	-10.52	(3)	1		1.60		9.12		1.81	8.91	77
Fiscal year ended 3-31-2008(4)	8.00	-3.69	(3)	1		1.97	(5)	7.19	(5)	––	––	83	(6)

Class I Shares
Fiscal year ended 3-31-2010	8.32	40.89		199		0.82		8.48		––	––	84
Fiscal year ended 3-31-2009	6.58	-9.89		9		0.90		10.28		––	––	77
Fiscal year ended 3-31-2008(4)	8.01	-1.90		––	*	0.99	(5)	8.11	(5)	––	––	83	(6)

Class Y Shares
Fiscal year ended 3-31-2010	8.32	40.49		103		1.09		8.28		––	––	84
Fiscal year ended 3-31-2009	6.58	-10.23		38		1.14		9.69		––	––	77
Fiscal year ended 3-31-2008	8.02	-2.78		4		1.20		7.85		––	––	83
Fiscal year ended 3-31-2007	8.92	11.60		11		1.20		7.37		––	––	98
Fiscal year ended 3-31-2006	8.60	6.00		10		1.25		6.90		––	––	45

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds, Inc.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY LIMITED-TERM BOND FUND
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 3-31-2010	$10.77	$0.31	(2)	$0.33	(2)	$0.64	$(0.32)	$(0.03)	$(0.35)
Fiscal year ended 3-31-2009	10.48	0.31		0.29		0.60	(0.31)	––	(0.31)
Fiscal year ended 3-31-2008	10.15	0.38		0.33		0.71	(0.38)	––	(0.38)
Fiscal year ended 3-31-2007	10.00	0.33		0.15		0.48	(0.33)	––	(0.33)
Fiscal year ended 3-31-2006	10.14	0.30		(0.14)		0.16	(0.30)	––	(0.30)

Class B Shares
Fiscal year ended 3-31-2010	10.77	0.22	(2)	0.33	(2)	0.55	(0.23)	(0.03)	(0.26)
Fiscal year ended 3-31-2009	10.48	0.23		0.29		0.52	(0.23)	––	(0.23)
Fiscal year ended 3-31-2008	10.15	0.29		0.33		0.62	(0.29)	––	(0.29)
Fiscal year ended 3-31-2007	10.00	0.24		0.15		0.39	(0.24)	––	(0.24)
Fiscal year ended 3-31-2006	10.14	0.21		(0.14)		0.07	(0.21)	––	(0.21)

Class C Shares
Fiscal year ended 3-31-2010	10.77	0.24	(2)	0.33	(2)	0.57	(0.25)	(0.03)	(0.28)
Fiscal year ended 3-31-2009	10.48	0.24		0.29		0.53	(0.24)	––	(0.24)
Fiscal year ended 3-31-2008	10.15	0.29		0.33		0.62	(0.29)	––	(0.29)
Fiscal year ended 3-31-2007	10.00	0.24		0.15		0.39	(0.24)	––	(0.24)
Fiscal year ended 3-31-2006	10.14	0.21		(0.14)		0.07	(0.21)	––	(0.21)

Class E Shares
Fiscal year ended 3-31-2010	10.77	0.31	(2)	0.34	(2)	0.65	(0.33)	(0.03)	(0.36)
Fiscal year ended 3-31-2009	10.48	0.34		0.29		0.63	(0.34)	––	(0.34)
Fiscal year ended 3-31-2008(4)	10.15	0.40		0.33		0.73	(0.40)	––	(0.40)

Class I Shares
Fiscal year ended 3-31-2010	10.77	0.35	(2)	0.33	(2)	0.68	(0.36)	(0.03)	(0.39)
Fiscal year ended 3-31-2009	10.48	0.35		0.29		0.64	(0.35)	––	(0.35)
Fiscal year ended 3-31-2008(4)	10.15	0.49		0.33		0.82	(0.49)	––	(0.49)

Class Y Shares
Fiscal year ended 3-31-2010	10.77	0.32	(2)	0.33	(2)	0.65	(0.33)	(0.03)	(0.36)
Fiscal year ended 3-31-2009	10.48	0.32		0.29		0.61	(0.32)	––	(0.32)
Fiscal year ended 3-31-2008	10.15	0.39		0.33		0.72	(0.39)	––	(0.39)
Fiscal year ended 3-31-2007	10.00	0.34		0.15		0.49	(0.34)	––	(0.34)
Fiscal year ended 3-31-2006	10.14	0.31		(0.14)		0.17	(0.31)	––	(0.31)

*Not shown due to rounding.

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)Based on average weekly shares outstanding.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)Annualized.

(6)For the fiscal year ended March 31, 2008.

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(1)		Portfolio Turnover Rate

Class A Shares
Fiscal year ended 3-31-2010	$11.06	6.03	%(3)	$570		1.00%		2.84%		––%		––%		33%
Fiscal year ended 3-31-2009	10.77	5.89	(3)	289		0.91		2.89		1.06		2.74		20
Fiscal year ended 3-31-2008	10.48	7.13	(3)	72		1.19		3.70		1.27		3.62		86
Fiscal year ended 3-31-2007	10.15	4.89	(3)	35		1.33		3.30		––		––		41
Fiscal year ended 3-31-2006	10.00	1.59	(3)	33		1.31		2.98		––		––		28

Class B Shares
Fiscal year ended 3-31-2010	11.06	5.16		21		1.82		2.06		––		––		33
Fiscal year ended 3-31-2009	10.77	5.04		20		1.73		2.08		1.88		1.93		20
Fiscal year ended 3-31-2008	10.48	6.21		6		2.07		2.83		2.15		2.75		86
Fiscal year ended 3-31-2007	10.15	3.94		5		2.23		2.39		––		––		41
Fiscal year ended 3-31-2006	10.00	0.68		5		2.22		2.06		––		––		28

Class C Shares
Fiscal year ended 3-31-2010	11.06	5.27		213		1.71		2.14		––		––		33
Fiscal year ended 3-31-2009	10.77	5.11		157		1.59		2.12		1.74		1.97		20
Fiscal year ended 3-31-2008	10.48	6.19		15		2.09		2.81		2.17		2.73		86
Fiscal year ended 3-31-2007	10.15	3.98		12		2.20		2.42		––		––		41
Fiscal year ended 3-31-2006	10.00	0.73		13		2.17		2.12		––		––		28

Class E Shares
Fiscal year ended 3-31-2010	11.06	6.07	(3)	––	*	0.98		2.78		––		––		33
Fiscal year ended 3-31-2009	10.77	6.15	(3)	––	*	0.73		3.21		0.88		3.06		20
Fiscal year ended 3-31-2008(4)	10.48	7.31	(3)	––	*	0.98	(5)	3.93	(5)	1.06	(5)	3.85	(5)	86	(6)

Class I Shares
Fiscal year ended 3-31-2010	11.06	6.35		37		0.73		3.09		––		––		33
Fiscal year ended 3-31-2009	10.77	6.26		6		0.57		3.22		0.72		3.07		20
Fiscal year ended 3-31-2008(4)	10.48	8.31		––	*	0.89	(5)	4.02	(5)	0.97	(5)	3.94	(5)	86	(6)

Class Y Shares
Fiscal year ended 3-31-2010	11.06	6.07		57		0.98		2.87		––		––		33
Fiscal year ended 3-31-2009	10.77	5.95		37		0.86		2.89		1.01		2.74		20
Fiscal year ended 3-31-2008	10.48	7.25		2		1.09		3.79		1.17		3.71		86
Fiscal year ended 3-31-2007	10.15	5.06		1		1.17		3.44		––		––		41
Fiscal year ended 3-31-2006	10.00	1.72		2		1.19		3.10		––		––		28
 See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds, Inc.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MONEY MARKET FUND
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions

Class A Shares
Fiscal year ended 3-31-2010	$1.00	$0.01	(2)	$0.00	(2)	$0.01	$(0.01)	$––	*	$(0.01)
Fiscal year ended 3-31-2009	1.00	0.02	(2)	0.00	(2)	0.02	(0.02)	––		(0.02)
Fiscal year ended 3-31-2008	1.00	0.04	(2)	0.00	(2)	0.04	(0.04)	––		(0.04)
Fiscal year ended 3-31-2007	1.00	0.04		0.00		0.04	(0.04)	––		(0.04)
Fiscal year ended 3-31-2006	1.00	0.03		0.00		0.03	(0.03)	––		(0.03)

Class B Shares(3)
Fiscal year ended 3-31-2010	1.00	0.00	(2)	0.00	(2)	0.00	–– *	––	*	–– *
Fiscal year ended 3-31-2009	1.00	0.01	(2)	0.00	(2)	0.01	(0.01)	––		(0.01)
Fiscal year ended 3-31-2008	1.00	0.03	(2)	0.00	(2)	0.03	(0.03)	––		(0.03)
Fiscal year ended 3-31-2007	1.00	0.03		0.00		0.03	(0.03)	––		(0.03)
Fiscal year ended 3-31-2006	1.00	0.02		0.00		0.02	(0.02)	––		(0.02)

Class C Shares(3)
Fiscal year ended 3-31-2010	1.00	0.00	(2)	0.00	(2)	0.00	–– *	––	*	–– *
Fiscal year ended 3-31-2009	1.00	0.01	(2)	0.00	(2)	0.01	(0.01)	––		(0.01)
Fiscal year ended 3-31-2008	1.00	0.03	(2)	0.00	(2)	0.03	(0.03)	––		(0.03)
Fiscal year ended 3-31-2007	1.00	0.03		0.00		0.03	(0.03)	––		(0.03)
Fiscal year ended 3-31-2006	1.00	0.02		0.00		0.02	(0.02)	––		(0.02)

Class E Shares
Fiscal year ended 3-31-2010	1.00	0.00	(2)	0.00	(2)	0.00	–– *	––	*	–– *
Fiscal year ended 3-31-2009	1.00	0.01	(2)	0.00	(2)	0.01	(0.01)	––		(0.01)
Fiscal year ended 3-31-2008(4)	1.00	0.04	(2)	0.00	(2)	0.04	(0.04)	––		(0.04)

*Not shown due to rounding.

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)Based on average weekly shares outstanding.

(3)These shares are not available for direct investment.    However, they are available by exchange from Class B or Class C shares of another Ivy Fund.

(4)For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)Annualized.

	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)

Class A Shares
Fiscal year ended 3-31-2010	$1.00	0.53%	$195	0.65%		0.50%		0.65%	0.50%
Fiscal year ended 3-31-2009	1.00	1.65	219	0.73		1.51		––	––
Fiscal year ended 3-31-2008	1.00	4.19	91	0.88		4.02		––	––
Fiscal year ended 3-31-2007	1.00	4.44	59	0.88		4.38		0.98	4.28
Fiscal year ended 3-31-2006	1.00	2.87	44	0.91		2.87		1.06	2.72

Class B Shares(3)
Fiscal year ended 3-31-2010	1.00	0.16	9	1.07		0.16		1.75	-0.52
Fiscal year ended 3-31-2009	1.00	0.74	19	1.61		0.58		1.70	0.49
Fiscal year ended 3-31-2008	1.00	3.25	7	1.80		3.01		––	––
Fiscal year ended 3-31-2007	1.00	3.44	4	1.86		3.43		––	––
Fiscal year ended 3-31-2006	1.00	1.82	2	1.95		1.86		––	––

Class C Shares(3)
Fiscal year ended 3-31-2010	1.00	0.16	39	1.08		0.16		1.67	-0.43
Fiscal year ended 3-31-2009	1.00	0.78	91	1.58		0.58		1.63	0.53
Fiscal year ended 3-31-2008	1.00	3.31	18	1.73		3.03		––	––
Fiscal year ended 3-31-2007	1.00	3.45	6	1.84		3.45		––	––
Fiscal year ended 3-31-2006	1.00	1.83	3	1.94		1.75		––	––

Class E Shares
Fiscal year ended 3-31-2010	1.00	0.49	4	0.69		0.49		0.70	0.48
Fiscal year ended 3-31-2009	1.00	1.51	5	0.88		1.31		––	––
Fiscal year ended 3-31-2008(4)	1.00	4.07	1	0.93	(5)	3.77	(5)	––	––

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds, Inc.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MUNICIPAL BOND FUND
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 3-31-2010	$10.41	$0.45	(2)	$0.75	(2)	$1.20	$(0.45)	$––	$(0.45)
Fiscal year ended 3-31-2009	10.80	0.39	(2)	(0.39	)(2)	0.00	(0.39)	––	(0.39)
Fiscal year ended 3-31-2008	11.12	0.39	(2)	(0.32	)(2)	0.07	(0.39)	––	(0.39)
Fiscal year ended 3-31-2007	11.04	0.41	(2)	0.08	(2)	0.49	(0.41)	––	(0.41)
Fiscal year ended 3-31-2006	11.13	0.42		(0.09)		0.33	(0.42)	––	(0.42)

Class B Shares
Fiscal year ended 3-31-2010	10.41	0.36	(2)	0.75	(2)	1.11	(0.36)	––	(0.36)
Fiscal year ended 3-31-2009	10.80	0.31	(2)	(0.39	)(2)	(0.08)	(0.31)	––	(0.31)
Fiscal year ended 3-31-2008	11.12	0.31		(0.32)		(0.01)	(0.31)	––	(0.31)
Fiscal year ended 3-31-2007	11.04	0.32		0.08		0.40	(0.32)	––	(0.32)
Fiscal year ended 3-31-2006	11.13	0.34		(0.09)		0.25	(0.34)	––	(0.34)

Class C Shares
Fiscal year ended 3-31-2010	10.41	0.37	(2)	0.75	(2)	1.12	(0.37)	––	(0.37)
Fiscal year ended 3-31-2009	10.80	0.31	(2)	(0.39	)(2)	(0.08)	(0.31)	––	(0.31)
Fiscal year ended 3-31-2008	11.12	0.31		(0.32)		(0.01)	(0.31)	––	(0.31)
Fiscal year ended 3-31-2007	11.04	0.32		0.08		0.40	(0.32)	––	(0.32)
Fiscal year ended 3-31-2006	11.13	0.34		(0.09)		0.25	(0.34)	––	(0.34)

Class I Shares
Fiscal year ended 3-31-2010(4)	11.10	0.19	(2)	0.06	(2)	0.25	(0.19)	––	(0.19)

Class Y Shares
Fiscal year ended 3-31-2010(7)	11.30	0.22	(2)	(0.14	)(2)	0.08	(0.22)	––	(0.22)
Fiscal period ended 9-24-2008(8)	10.80	0.14	(2)	(0.36	)(2)	(0.22)	(0.14)	––	(0.14)
Fiscal year ended 3-31-2008	11.12	0.38	(2)	(0.32	)(2)	0.06	(0.38)	––	(0.38)
Fiscal year ended 3-31-2007	11.04	0.39	(2)	0.08	(2)	0.47	(0.39)	––	(0.39)
Fiscal year ended 3-31-2006	11.13	0.42		(0.09)		0.33	(0.42)	––	(0.42)
Fiscal year ended 3-31-2005	11.31	0.37		(0.18)		0.19	(0.37)	––	(0.37)
Fiscal year ended 3-31-2004	11.10	0.35		0.21		0.56	(0.35)	––	(0.35)

*Not shown due to rounding.

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)Based on average weekly shares outstanding.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)For the period from November 4, 2009 (commencement of operations of the class) through March 31, 2010.

(5)Annualized.

(6)For the fiscal year ended March 31, 2010.

(7)For the period from October 8, 2009 (recommencement of operations of the class) through March 31, 2010.

(8)For the period from April 1, 2008 through September 24, 2008 when all outstanding Class Y shares were redeemed at the ending net asset value shown.

(9)For the fiscal year ended March 31, 2009.

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(1)		Portfolio Turnover Rate

Class A Shares
Fiscal year ended 3-31-2010	$11.16	11.66	%(3)	$46		1.15%		4.09%		––%		––%		18%
Fiscal year ended 3-31-2009	10.41	0.09	(3)	33		1.24		3.76		––		––		26
Fiscal year ended 3-31-2008	10.80	0.69	(3)	20		1.26		3.62		1.31		3.57		62
Fiscal year ended 3-31-2007	11.12	4.51	(3)	9		1.11		3.67		1.35		3.43		26
Fiscal year ended 3-31-2006	11.04	3.00	(3)	6		0.90		3.77		1.33		3.34		20

Class B Shares
Fiscal year ended 3-31-2010	11.16	10.75		2		1.92		3.33		––		––		18
Fiscal year ended 3-31-2009	10.41	-0.71		2		2.02		2.98		––		––		26
Fiscal year ended 3-31-2008	10.80	-0.13		1		2.08		2.81		2.13		2.76		62
Fiscal year ended 3-31-2007	11.12	3.70		1		1.85		2.92		2.09		2.68		26
Fiscal year ended 3-31-2006	11.04	2.20		1		1.70		2.96		2.13		2.53		20

Class C Shares
Fiscal year ended 3-31-2010	11.16	10.84		23		1.90		3.34		––		––		18
Fiscal year ended 3-31-2009	10.41	-0.69		22		2.00		3.00		––		––		26
Fiscal year ended 3-31-2008	10.80	-0.14		12		2.08		2.80		2.13		2.75		62
Fiscal year ended 3-31-2007	11.12	3.69		15		1.87		2.90		2.11		2.66		26
Fiscal year ended 3-31-2006	11.04	2.19		16		1.69		2.97		2.12		2.54		20

Class I Shares
Fiscal year ended 3-31-2010(4)	11.16	2.27		––	*	0.91	(5)	4.32	(5)	––		––		18	(6)

Class Y Shares
Fiscal year ended 3-31-2010(7)	11.16	0.68		––	*	1.15	(5)	4.10	(5)	1.17	(5)	4.08	(5)	18	(6)
Fiscal period ended 9-24-2008(8)	10.44	-2.08		––		1.51	(5)	3.42	(5)	––		––		26	(9)
Fiscal year ended 3-31-2008	10.80	0.58		––	*	1.38		3.50		1.43		3.45		62
Fiscal year ended 3-31-2007	11.12	4.36		––	*	1.23		3.55		1.47		3.31		26
Fiscal year ended 3-31-2006	11.04	2.98		––	*	0.92		3.74		1.35		3.31		20
Fiscal year ended 3-31-2005	11.13	1.75		––	*	1.22		3.13		1.48		2.87		17
Fiscal year ended 3-31-2004	11.31	5.13		––	*	1.44		3.14		––		––		11

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Ivy Funds, Inc.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MUNICIPAL HIGH INCOME FUND
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 3-31-2010(2)	$4.21	$0.22	(3)	$0.63	(3)	$0.85	$(0.21)	$(0.01)	$(0.22)

Class B Shares
Fiscal year ended 3-31-2010(2)	4.21	0.17	(3)	0.64	(3)	0.81	(0.17)	(0.01)	(0.18)

Class C Shares
Fiscal year ended 3-31-2010(2)	4.21	0.18	(3)	0.63	(3)	0.81	(0.17)	(0.01)	(0.18)

Class I Shares
Fiscal year ended 3-31-2010(6)	4.21	0.23	(3)	0.63	(3)	0.86	(0.22)	(0.01)	(0.23)
Fiscal period ended 5-17-2009(7)	4.48	0.16	(3)	(0.27	)(3)	(0.11)	(0.16)	––	(0.16)
Fiscal year ended 9-30-2008(7)	5.00	0.24		(0.51)		(0.27)	(0.25)	––	(0.25)
Fiscal year ended 9-30-2007(7)	5.10	0.25		(0.10)		0.15	(0.25)	––	(0.25)
Fiscal year ended 9-30-2006(7)	4.98	0.25		0.12		0.37	(0.25)	––	(0.25)
Fiscal year ended 9-30-2005(7)	4.88	0.27		0.10		0.37	(0.27)	––	(0.27)
Fiscal year ended 9-30-2004(7)	4.83	0.27		0.05		0.32	(0.27)	––	(0.27)

Class Y Shares
Fiscal year ended 3-31-2010(2)	4.21	0.15	(3)	0.64	(3)	0.79	(0.15)	(0.01)	(0.16)

*Not shown due to rounding.

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)For the period from May 18, 2009 (commencement of operations of the class) through March 31, 2010.

(3)Based on average weekly shares outstanding.

(4)Total return calculated without taking into account the sales load deducted on an initial purchase.

(5)Annualized.

(6)The Ivy Municipal High Income Fund commenced operations on May 18, 2009 after the reorganization of the Class Y shares of Waddell & Reed Advisors Municipal High Income Fund into Class I shares of the corresponding fund.    The information shown is for a share outstanding during the fiscal period from May 18, 2009 through March 31, 2010 for Ivy Municipal High Income Fund (see Note 11).

(7)The information shown is for a share outstanding during the fiscal year or period ended for Class Y of the Waddell & Reed Advisors Municipal High Income Fund prior to the reorganization (see Note 11).

(8)The return shown for Class Y is hypothetical, because there were no shares or assets for the period from July 28, 2009 through October 7, 2009.    Class A data has been substituted for Class Y data during that period.

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(1)		Portfolio Turnover Rate

Class A Shares
Fiscal year ended 3-31-2010(2)	$4.84	20.45	%(4)	$25		0.95	%(5)	5.41	%(5)	1.68	%(5)	4.68	%(5)	14%

Class B Shares
Fiscal year ended 3-31-2010(2)	4.84	19.59		2		1.72	(5)	4.52	(5)	2.38	(5)	3.86	(5)	14

Class C Shares
Fiscal year ended 3-31-2010(2)	4.84	19.55		8		1.76	(5)	4.54	(5)	2.42	(5)	3.88	(5)	14

Class I Shares
Fiscal year ended 3-31-2010(6)	4.84	20.68		8		0.70	(5)	5.77	(5)	1.53	(5)	4.94	(5)	14
Fiscal period ended 5-17-2009(7)	4.21	-4.72		––	*	0.87	(5)	6.35	(5)	0.91	(5)	6.31	(5)	28
Fiscal year ended 9-30-2008(7)	4.48	-5.67		––	*	0.70		5.03		0.74		4.99		26
Fiscal year ended 9-30-2007(7)	5.00	2.92		––	*	0.75		4.90		0.79		4.86		33
Fiscal year ended 9-30-2006(7)	5.10	7.61		––	*	0.75		4.96		––		––		29
Fiscal year ended 9-30-2005(7)	4.98	7.67		––	*	0.76		5.38		––		––		24
Fiscal year ended 9-30-2004(7)	4.88	6.87		––	*	0.75		5.78		––		––		28

Class Y Shares
Fiscal year ended 3-31-2010(2)	4.84	19.02	(8)	1		1.10	(5)	5.10	(5)	1.76	(5)	4.44	(5)	14

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Ivy Funds, Inc. (amounts in thousands)

MARCH 31, 2010

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Ivy Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Corporation issues 14 series of capital shares; each series represents ownership of a separate mutual fund (Fund). The investment objective(s), policies and risk factors of each Fund are described more fully in that Fund's prospectus and Statement of Additional Information. The Corporation's investment manager is Ivy Investment Management Company (IICO or the Manager).

Each Fund offers Class A, Class B and Class C shares. Certain Funds may also offer Class E, Class I, Class R and/or Class Y shares. Class A and Class E shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class I, Class R and Class Y shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, B, C, E, R and Y have separate distribution and/or service plans. No such plan has been adopted for Class I shares. Class B shares will automatically convert to Class A shares 96 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by each Fund.

Securities Valuation. Each Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the NYSE), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the average of the last bid and asked prices. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Directors.

To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the independent pricing service are valued using valuations obtained from dealers that make markets in the securities.

Gold bullion is valued at the last traded spot price reported by a pricing service prior to the close of the NYSE.

Options and swaps are valued by the independent pricing service unless the price is unavailable, in which case they are valued at either the mean between the last bid and asked price or using a valuation obtained from a dealer in that security. Futures contracts traded on an exchange are generally valued at the settlement price. Mutual funds, including investment funds, are typically valued at the net asset value reported at the close of each business day.

Forward foreign currency contracts are valued daily based upon the closing prices of the forward currency rates determined at the close of the NYSE as provided by a bank, dealer or independent pricing service.

Senior loans are valued using a composite price from more than one broker or dealer as obtained from an independent pricing service.

Short-term securities with maturities of 60 days or less and all securities held by Ivy Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board of Directors, evaluate the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which market values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the direction of the Board of Directors. As of March 31, 2010, no securities were valued at fair value based on the above procedures.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Upon notification from issuers, some of the distributions received from a real estate investment trust or publicly traded partnership may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities on a When-Issued or Delayed Delivery Basis. Certain Funds may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Fund on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Senior Loans. A Fund invests in senior secured corporate loans (senior loans) either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. Senior loans are generally made to U.S. and foreign borrowers that are corporations, partnerships, or other business entities. Senior loans are generally readily marketable, but some loans may be illiquid or may be subject to some restrictions on resale.

Certain senior loans contain provisions that obligate a Fund to fund future commitments at the borrower's discretion. At March 31, 2010, there were no such unfunded commitments.

Mortgage Dollar Roll Transactions. Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Fund sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Fund forgoes principal and interest paid on the mortgage securities sold. The Fund is compensated from negotiated fees paid by brokers offered as an inducement to the Fund to "roll over" their purchase commitments. These fees are recognized over the roll period and are included in Interest and amortization in the Statement of Operations.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Credit Risk. Certain Funds may hold high yield and/or non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Funds may acquire securities in default, and are not obligated to dispose of securities whose issuers subsequently default. As of March 31, 2010, Ivy High Income Fund held defaulted securities with an aggregate market value of $720, representing 0.06% of the Fund's net assets.

Foreign Currency Translation. Each Fund's accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily using foreign exchange rates obtained from an independent pricing service authorized by the Board of Directors. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are valued as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading, primarily using an independent pricing service authorized by the Board of Directors.

Repurchase Agreements. Each Fund may purchase securities subject to repurchase agreements, which are instruments under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, generally remains at least equal to the value of the agreement, including accrued interest thereon. The collateral for the repurchase agreement is held by a custodian bank.

Investments with Off-Balance Sheet Risk. Certain Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Statement of Assets and Liabilities.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (SEC) require that a Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods and swaps), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. Management of the Corporation periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of and for the fiscal year ended March 31, 2010, management believes that under this standard no liability for unrecognized tax positions is required. The Funds are subject to examination by U.S. federal and state authorities for returns filed for tax years after 2006.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Custodian Fees. "Custodian fees" in the Statement of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund, at a rate equal to the custodian's prime rate less 150 basis points. The "Earnings credit" line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Directors and Chief Compliance Officer Fees. Fees paid to the Directors can be paid in cash or deferred to a later date, at the election of each Director according to the Deferred Fee Agreement entered into between the Corporation and the Director(s). Each Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the office of the Chief Compliance Officer of the Funds are shown on the Statement of Operations.

Indemnifications. The Corporation's organizational documents provide current and former Directors and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Corporation. In the normal course of business, the Corporation may also enter into contracts that provide general indemnifications. The Corporation's maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Corporation. The risk of material loss from such claims is considered remote.

Treasury's Temporary Guarantee Program. On October 3, 2008, the Board of Directors of the Corporation approved the participation by Ivy Money Market Fund in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds through December 18, 2008 (the Program). Participation in the Program required a payment to the Treasury Department of 0.01% based on the net asset value of Ivy Money Market Fund as of September 19, 2008. On November 24, 2008, the Treasury Department announced its decision to extend the Program for the period from December 19, 2008 through April 30, 2009; on March 31, 2009, the Program was further extended to September 18, 2009 (the Extended Program). The Board of Directors of the Corporation unanimously approved the continued participation of Ivy Money Market Fund in the Extended Program. Participation in the Extended Program required a payment at each extension to the Treasury Department of 0.015% of the net asset value of Ivy Money Market Fund as of September 19, 2008. The above expenses have been borne by Ivy Money Market Fund and are reflected as other expenses in the Statement of Operations for the fiscal year ended March 31, 2010 without regard to any contractual or voluntary expense limitation currently in effect for the Fund. For the fiscal year ended March 31, 2010, the amount of these expenses was $45. At September 18, 2009, the Treasury Department allowed the Program to expire.

Concentration of Risk. Certain Funds may have a concentration of risk which includes, but is not limited to, investing in international securities. International investing involves additional risks including, but not limited to, currency fluctuations, political or economic conditions affecting the foreign country and differences in accounting standards and foreign regulations.

Other. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has performed a review for subsequent events through the date this report was issued.

2. INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS

Management Fees. IICO, a wholly owned subsidiary of Waddell & Reed Financial, Inc. (WDR), serves as the Corporation's investment manager. IICO provides investment advice, for which services it is paid a fee. The fee is payable by each Fund at the following annual rates and is accrued and paid daily:

Fund	Net Asset Breakpoints	Annual Rate

Ivy Capital Appreciation Fund	Up to $1 Billion	0.650%
	Over $1 Billion up to $2 Billion	0.600%
	Over $2 Billion up to $3 Billion	0.550%
	Over $3 Billion	0.500%

Ivy Core Equity Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion up to $5 Billion	0.550%
	Over $5 Billion up to $6 Billion	0.525%
	Over $6 Billion	0.500%

Ivy Large Cap Growth Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Ivy Mid Cap Growth Fund	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Ivy Small Cap Growth Fund	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Ivy Tax-Managed Equity Fund	Up to $1 Billion	0.650%
	Over $1 Billion up to $2 Billion	0.600%
	Over $2 Billion up to $3 Billion	0.550%
	Over $3 Billion	0.500%

Ivy Asset Strategy Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Ivy Energy Fund	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Ivy Science and Technology Fund	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Ivy High Income Fund	Up to $500 Million	0.625%
	Over $500 Million up to $1 Billion	0.600%
	Over $1 Billion up to $1.5 Billion	0.550%
	Over $1.5 Billion	0.500%

Ivy Limited-Term Bond Fund	Up to $500 Million	0.500%
	Over $500 Million up to $1 Billion	0.450%
	Over $1 Billion up to $1.5 Billion	0.400%
	Over $1.5 Billion	0.350%

Ivy Money Market Fund	None	0.400%

Ivy Municipal Bond Fund	Up to $500 Million	0.525%
	Over $500 Million up to $1 Billion	0.500%
	Over $1 Billion up to $1.5 Billion	0.450%
	Over $1.5 Billion	0.400%

Ivy Municipal High Income Fund	Up to $500 Million	0.525%
	Over $500 Million up to $1 Billion	0.500%
	Over $1 Billion up to $1.5 Billion	0.450%
	Over $1.5 Billion	0.400%

IICO has voluntarily agreed to waive a Fund's management fee on any day that the Fund's net assets are less than $25 million, subject to IICO's right to change or modify this waiver. See Expense Reimbursements and/or Waivers below for amounts waived during the fiscal year ended March 31, 2010.

For the period from October 1, 2007 through September 30, 2008, IICO contractually agreed to reduce the management fee for Ivy Limited-Term Bond Fund to:

Ivy Limited-Term Bond Fund	Up to $500 Million	0.350%
	Over $500 Million up to $1 Billion	0.300%
	Over $1 Billion up to $1.5 Billion	0.250%
	Over $1.5 Billion	0.200%

For the period from October 1, 2008 to July 31, 2010, IICO contractually agreed to reduce the management fee paid to 0.35%, on an annual basis, of net assets for any day that Ivy Limited-Term Bond Fund's net assets are below $500 million.

Accounting Services Fees. The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company, doing business as WI Services Company (WISC), an indirect subsidiary of WDR. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Corporation, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund pays WISC a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11.5
From	$25	to	$50	$23.1
From	$50	to	$100	$35.5
From	$100	to	$200	$48.4
From	$200	to	$350	$63.2
From	$350	to	$550	$82.5
From	$550	to	$750	$96.3
From	$750	to	$1,000	$121.6
From	$1,000 and Over			$148.5

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Administrative Fee. Each Fund also pays WISC a monthly fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund's net assets are at least $10 million.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Corporation and WISC, with respect to Class A, Class B, Class C and Class E shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.6958. Ivy Money Market Fund pays a monthly fee of $1.75 for each shareholder account that was in existence at any time during the prior month plus, for Class A shareholder accounts, $0.75 for each shareholder check processed in the prior month. Ivy Limited-Term Bond Fund Class A, which also has check writing privileges, pays $0.75 for each shareholder check processed in the prior month. For Class R shares, each Fund pays a monthly fee equal to one-twelfth of 0.20 of 1% of the average daily net assets of the class for the preceding month. For Class I and Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.
Non-networked accounts. Each Fund pays WISC an annual fee (payable monthly) for each account of the Fund that is non-networked and is as shown above; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Ivy Funds and Ivy Funds, Inc.) reaches certain levels.
Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. If the aggregate annual rate of the WISC transfer agent fee and the costs charged by the financial services companies exceeds $18.00 per account for a Fund, WISC will reimburse the Fund the amount in excess of $18.00.
Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

Distribution and Service Plan for Class A and Class E Shares. Under a Distribution and Service Plan for Class A and Class E shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund, other than Ivy Money Market Fund, may pay a distribution and/or service fee to Ivy Funds Distributors, Inc. (IFDI) in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to compensate IFDI for amounts it expends in connection with the distribution of the Class A and Class E shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class.

Distribution and Service Plan for Class B and Class C Shares. Under the Distribution and Service Plan adopted by the Corporation for Class B and Class C shares, respectively, each Fund may pay IFDI a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund's average annual net assets attributable to that class to compensate IFDI for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class.

Distribution and Service Plan for Class Y Shares. Under the Class Y Plan, each Fund may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate IFDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal services to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Distribution and Service Plan for Class R Shares. Under the Class R Plan, each Fund may pay IFDI a fee of up to 0.50%, on an annual basis, of the average daily net assets of the Fund's Class R shares to compensate IFDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal services to Class R shareholders and/or maintaining Class R shareholder accounts.

Sales Charges. As principal underwriter for the Corporation's shares, IFDI receives sales commissions (which are not an expense of the Corporation) for sales of Class A and Class E shares. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class B, Class C or certain Class A and Class E shares and is paid to IFDI. During the fiscal year ended March 31, 2010, IFDI received the following amounts in sales commissions and CDSC:

	Gross Sales Commissions	CDSC
		Class A		Class B		Class C	Class E

Ivy Capital Appreciation Fund	$506	$1		$11		$5	$––
Ivy Core Equity Fund	128	11		8		6	––
Ivy Large Cap Growth Fund	444	5		13		10	––
Ivy Mid Cap Growth Fund	219	1		7		3	––
Ivy Small Cap Growth Fund	236	––	*	5		3	––
Ivy Tax-Managed Equity Fund	4	––		––		––	––
Ivy Asset Strategy Fund	7,215	56		971		1,111	––
Ivy Energy Fund	136	1		4		3	––
Ivy Science and Technology Fund	546	1		44		28	––
Ivy High Income Fund	1,265	––		58		91	––
Ivy Limited-Term Bond Fund	859	39		51		74	––
Ivy Money Market Fund	––	3		84		32	––
Ivy Municipal Bond Fund	59	1		7		2	––
Ivy Municipal High Income Fund	43	––	*	––	*	1	––

*Not shown due to rounding.

With respect to Class A, Class B, Class C and Class E shares, IFDI pays sales commissions and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses. During the fiscal year ended March 31, 2010, the following amounts were paid by IFDI:

Ivy Capital Appreciation Fund	$542
Ivy Core Equity Fund	152
Ivy Large Cap Growth Fund	565
Ivy Mid Cap Growth Fund	269
Ivy Small Cap Growth Fund	313
Ivy Tax-Managed Equity Fund	15
Ivy Asset Strategy Fund	37,382
Ivy Energy Fund	157
Ivy Science and Technology Fund	1,175
Ivy High Income Fund	2,793
Ivy Limited-Term Bond Fund	1,984
Ivy Money Market Fund	––
Ivy Municipal Bond Fund	95
Ivy Municipal High Income Fund	101

Expense Reimbursements and/or Waivers. Fund and class expense limitations and related waivers/reimbursements for the fiscal year ended March 31, 2010 are as follows:

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Waiver/ Reimbursement

Ivy Capital Appreciation Fund
	Class A	Contractual	8-1-2008	7-31-2010	1.35%	$––		NA
	Class E	Contractual	8-1-2008	7-31-2011	1.15%	$16		12b-1 Fees and/or Shareholder Servicing
	Class Y	Voluntary	NA	NA	Not to exceed Class A	$––		NA

Ivy Core Equity Fund
	Class E	Contractual	8-1-2008	7-31-2011	1.35%	$6		12b-1 Fees and/or Shareholder Servicing
	Class Y	Voluntary	NA	NA	Not to exceed Class A	$––		NA

Ivy Large Cap Growth Fund
	Class A	Contractual	8-1-2008	7-31-2011	1.15%	$643		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	8-1-2008	7-31-2011	1.15%	$7		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	8-1-2008	7-31-2011	1.06%	$100		12b-1 Fees and/or Shareholder Servicing

Ivy Mid Cap Growth Fund
	Class A	Voluntary	NA	NA	1.65%	$22		12b-1 Fees and/or Shareholder Servicing
	Class C	Voluntary	NA	NA	2.35%	$3		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	8-1-2008	7-31-2011	1.60%	$8		12b-1 Fees and/or Shareholder Servicing
	Class Y	Voluntary	NA	NA	1.25%	$34		12b-1 Fees and/or Shareholder Servicing

Ivy Small Cap Growth Fund
	Class E	Contractual	8-1-2008	7-31-2011	1.56%	$10		12b-1 Fees and/or Shareholder Servicing
	Class Y	Voluntary	NA	NA	Not to exceed Class A	$––		NA

Ivy Tax-Managed Equity Fund
	All Classes	Contractual	5-18-2009	7-31-2011	NA	$49	(1)	Investment management fee and other common expenses
	Class I	Contractual	5-18-2009	7-31-2011	2.11%	$1		Shareholder Servicing

Ivy Asset Strategy Fund
	Class E	Contractual	8-1-2008	7-31-2011	1.00%	$133		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	8-1-2008	7-31-2011	1.00%	$1,086		12b-1 Fees and/or Shareholder Servicing
	Class Y	Voluntary	NA	NA	Not to exceed Class A	$––		NA

Ivy Energy Fund
	Class A	Contractual	8-1-2008	7-31-2011	1.60%	$94		12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	8-1-2008	7-31-2011	2.60%	$2		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	8-1-2008	7-31-2011	2.60%	$––		NA
	Class I	Contractual	8-1-2008	7-31-2010	1.60%	$––		NA
	Class Y	Contractual	8-1-2008	7-31-2011	1.60%	$––		NA

Ivy Science and Technology Fund
	Class E	Contractual	8-1-2008	7-31-2011	1.43%	$32		12b-1 Fees and/or Shareholder Servicing
	Class Y	Voluntary	NA	NA	Not to exceed Class A	$––		NA

Ivy High Income Fund
	Class E	Contractual	8-1-2008	7-31-2011	1.36%	$8		12b-1 Fees and/or Shareholder Servicing
	Class Y	Voluntary	NA	NA	Not to exceed Class A	$––		NA

Ivy Limited-Term Bond Fund
	Class Y	Voluntary	NA	NA	Not to exceed Class A	$––		NA

Ivy Money Market Fund
	Class A	Voluntary	NA	NA	To maintain minimum yield(2)	$5		12b-1 Fees and/or Shareholder Servicing
	Class B	Voluntary	NA	NA	To maintain minimum yield(2)	$86		12b-1 Fees and/or Shareholder Servicing
	Class C	Voluntary	NA	NA	To maintain minimum yield(2)	$327		12b-1 Fees and/or Shareholder Servicing
	Class E	Voluntary	NA	NA	To maintain minimum yield(2)	$––	*	12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	8-1-2008	7-31-2011	0.88%	$––		NA

Ivy Municipal Bond Fund
	Class Y	Voluntary	NA	NA	Not to exceed Class A	$––	*	12b-1 Fees and/or Shareholder Servicing

Ivy Municipal High Income Fund
	All Classes	Contractual	5-18-2009	7-31-2011	NA	$95	(3)	Investment management fee and other common expenses
	Class A	Contractual	5-18-2009	7-31-2011	0.95%	$5		12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	5-18-2009	7-31-2011	1.73%	$––		NA
	Class C	Contractual	5-18-2009	7-31-2011	1.77%	$––		NA
	Class I	Contractual	5-18-2009	7-31-2011	0.70%	$4		Shareholder Servicing
	Class Y	Contractual	5-18-2009	7-31-2011	1.10%	$––		NA

*Not shown due to rounding.
(1)Due to Class I contractual expense limit, investment management fee and/or other common expenses were waived for all share classes.
(2)Minimum yield was 0.20% for the period from 4-1-2009 through 12-3-2009, 0.05% for the period from 12-  4-2009 through 1-28-2010 and 0.02% for the period from 1-29-2010 through the date of this report.

(3)Due to Class A, Class B, Class C, Class I and/or Class Y contractual expense limit, investment management fee and/or other common expenses were waived for all share classes.

Any amounts due to the funds as a reimbursement but not paid as of March 31, 2010 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

3. INVESTMENT VALUATIONS

Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. An individual investment's fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - unadjusted quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)

The following tables summarize the valuation of each Fund's investments by the above fair value hierarchy levels as of March 31, 2010:

Fund	Level 1	Level 2	Level 3

Ivy Capital Appreciation Fund
Assets
Investments in Securities
Common Stocks	$567,710	$––	$––
Short-Term Securities	––	11,956	––

Total Investments in Securities	$567,710	$11,956	$––

Liabilities
Written Options	$518	$––	$––

Ivy Core Equity Fund
Assets
Investments in Securities
Common Stocks	$189,176	$––	$––
Short-Term Securities	––	9,457	––

Total Investments in Securities	$189,176	$9,457	$––

Ivy Large Cap Growth Fund
Assets
Investments in Securities
Common Stocks	$909,370	$––	$––
Short-Term Securities	––	2,970	––

Total Investments in Securities	$909,370	$2,970	$––

Ivy Mid Cap Growth Fund
Assets
Investments in Securities
Common Stocks	$242,083	$––	$––
Short-Term Securities	––	11,432	––

Total Investments in Securities	$242,083	$11,432	$––

Liabilities
Written Options	$––	$––	$192

Ivy Small Cap Growth Fund
Assets
Investments in Securities
Common Stocks	$406,863	$––	$––
Short-Term Securities	––	24,817	––

Total Investments in Securities	$406,863	$24,817	$––

Ivy Tax-Managed Equity Fund
Assets
Investments in Securities
Common Stocks	$4,608	$––	$––
Short-Term Securities	––	200	––

Total Investments in Securities	$4,608	$200	$––

Ivy Asset Strategy Fund
Assets
Investments in Securities
Common Stocks	$18,696,626	$––	$––
Investment Funds	––	––	5,181
Rights	1,014	––	––
Corporate Debt Securities	––	23,957	––
Put Options	11,805	––	14,366
United States Government Agency Obligations	––	12,561	––
Bullion	2,207,573	––	––
Short-Term Securities	––	1,286,847	––

Total Investments in Securities	$20,917,018	$1,323,365	$19,547

Forward Foreign Currency Contracts	$––	$92,572	$––

Liabilities
Forward Foreign Currency Contracts	$––	$36,065	$––
Futures Contracts	$62,224	$––	$––
Written Options	$35,018	$––	$18,854

Ivy Energy Fund
Assets
Investments in Securities
Common Stocks	$79,424	$––	$––
Short-Term Securities	––	7,238	––

Total Investments in Securities	$79,424	$7,238	$––

Ivy Science and Technology Fund
Assets
Investments in Securities
Common Stocks	$1,089,197	$––	$––
Preferred Stocks	7,152	––	––
Short-Term Securities	––	28,708	––

Total Investments in Securities	$1,096,349	$28,708	$––

Ivy High Income Fund
Assets
Investments in Securities
Common Stocks	$12,529	$583	$––
Preferred Stocks	––	230	––
Warrants	––	––	––	*
Corporate Debt Securities	––	911,447	18,252
Municipal Bonds	––	5,683	––
Senior Loans	––	168,811	41,495
Short-Term Securities	––	100,917	––

Total Investments in Securities	$12,529	$1,187,671	$59,747

Forward Foreign Currency Contracts	$––	$516	$––

Ivy Limited-Term Bond Fund
Assets
Investments in Securities
Corporate Debt Securities	$––	$484,903	$––
Municipal Bonds	––	19,284	––
United States Government Agency Obligations	––	247,339	9,984
United States Government Obligations	––	110,100	––
Short-Term Securities	––	28,221	––

Total Investments in Securities	$––	$889,847	$9,984

Ivy Money Market Fund
Assets
Investments in Securities
Corporate Obligations	$––	$154,058	$––
Municipal Obligations	––	86,477	––
United States Government Agency Obligations	––	8,613	––

Total Investments in Securities	$––	$249,148	$––

Ivy Municipal Bond Fund
Assets
Investments in Securities
Municipal Bonds	$––	$70,083	$––
Short-Term Securities	––	1,491	––

Total Investments in Securities	$––	$71,574	$––

Ivy Municipal High Income Fund
Assets
Investments in Securities
Municipal Bonds	$––	$41,234	$––
Short-Term Securities	––	2,725	––

Total Investments in Securities	$––	$43,959	$––

*Not shown due to rounding.

The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Fund	Investment Funds	Corporate Debt Securities	Put Options	Call Options	Senior Loans	United States Government Agency Obligation	Written Options

Ivy Mid Cap Growth Fund
Beginning Balance 4-1-09	$––	$––	$––	$270	$––	$––	$(647)
Net realized gain (loss)	––	––	––	783	––	––	598
Net unrealized appreciation (depreciation)	––	––	––	515	––	––	(177)
Purchases	––	––	––	––	––	––	(52)
Sales	––	––	––	(1,568)	––	––	86
Transfers into Level 3 during the period	––	––	––	––	––	––	––
Transfers out of Level 3 during the period	––	––	––	––	––	––	––

Ending Balance 3-31-10	$––	$––	$––	$––	$––	$––	$(192)

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 3-31-10	$––	$––	$––	$––	$––	$––	$(140)

Ivy Asset Strategy Fund
Beginning Balance 4-1-09	$2,838	$––	$––	$––	$––	$––	$––
Net realized gain (loss)	––	––	––	––	––	––	––
Net unrealized appreciation (depreciation)	2,343	––	(6,967)	––	––	––	(7,480)
Purchases	––	––	21,333	––	––	––	(11,374)
Sales	––	––	––	––	––	––	––
Transfers into Level 3 during the period	––	––	––	––	––	––	––
Transfers out of Level 3 during the period	––	––	––	––	––	––	––

Ending Balance 3-31-10	$5,181	$––	$14,366	$––	$––	$––	$(18,854)

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 3-31-10	$2,343	$––	$(6,967)	$––	$––	$––	$(7,480)

Ivy Science and Technology Fund
Beginning Balance 4-1-09	$––	$3,900	$2,512	$––	$––	$––	$(5,746)
Net realized gain (loss)	––	1,610	(4,242)	––	––	––	(5,247)
Net unrealized appreciation (depreciation)	––	––	2,151	––	––	––	2,467
Purchases	––	670	––	––	––	––	––
Sales	––	(6,180)	(421)	––	––	––	8,526
Transfers into Level 3 during the period	––	––	––	––	––	––	––
Transfers out of Level 3 during the period	––	––	––	––	––	––	––

Ending Balance 3-31-10	$––	$––	$––	$––	$––	$––	$––

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 3-31-10	$––	$––	$––	$––	$––	$––	$––

Ivy High Income Fund
Beginning Balance 4-1-09	$––	$––	$––	$––	$8,334	$––	$––
Net realized gain (loss)	––	(1)	––	––	719	––	––
Net unrealized appreciation (depreciation)	––	1,444	––	––	7,024	––	––
Purchases	––	18,815	––	––	34,384	––	––
Sales	––	(2,461)	––	––	(6,475)	––	––
Transfers into Level 3 during the period	––	455	––	––	––	––	––
Transfers out of Level 3 during the period	––	––	––	––	(2,491)	––	––

Ending Balance 3-31-10	$––	$18,252	$––	$––	$41,495	$––	––

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 3-31-10	$––	$1,444	$––	$––	$6,413	$––	$––

Ivy Limited-Term Bond Fund
Beginning Balance 4-1-09	$––	$3,103	$––	$––	$––	$––	$––
Net realized gain (loss)	––	140	––	––	––	––	––
Net unrealized appreciation (depreciation)	––	(99)	––	––	––	(16)	––
Purchases	––	––	––	––	––	10,000	––
Sales	––	(3,144)	––	––	––	––	––
Transfers into Level 3 during the period	––	––	––	––	––	––	––
Transfers out of Level 3 during the period	––	––	––	––	––	––

Ending Balance 3-31-10	$––	$––	$––	$––	$––	$9,984	$––

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 3-31-10	$––	$––	$––	$––	$––	$(16)	$––

Transfers from Level 2 to Level 3 occurred generally due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred generally due to the increased availability of observable market data due to increased market activity or information. As shown above, transfers in and out of Level 3 represent the value at the later of the beginning of the fiscal period or the purchase date of the security.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities, respectively. Additionally, the net change in unrealized appreciation for all Level 3 investments still held as of March 31, 2010, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities.

As shown above, the Funds may own different types of assets that are classified as Level 2 or Level 3. Assets classified as Level 2 can have a variety of observable inputs, including, but not limited to, benchmark yields, reported trades, broker quotes, benchmark securities, and bid/offer quotations. These observable inputs are collected and utilized, primarily by an independent pricing service, in different evaluated pricing approaches depending upon the specific asset to determine a value.

Securities' values included in the reconciliations above have been primarily determined through the use of a single quote (or multiple quotes) from dealer(s) in the securities using proprietary valuation models. These quotes involve significant unobservable inputs, and thus the related securities are classified as Level 3 investments.

4. INVESTMENT SECURITIES TRANSACTIONS

For the fiscal year ended March 31, 2010, the cost of purchases and the proceeds from maturities and sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	Purchases	Sales

Ivy Capital Appreciation Fund	$259,574	$189,965
Ivy Core Equity Fund	177,902	194,253
Ivy Large Cap Growth Fund	615,554	460,096
Ivy Mid Cap Growth Fund	140,645	62,805
Ivy Small Cap Growth Fund	241,122	229,620
Ivy Tax-Managed Equity Fund	4,325	554
Ivy Asset Strategy Fund	21,358,437	12,274,791
Ivy Energy Fund	25,266	9,351
Ivy Science and Technology Fund	798,402	465,801
Ivy High Income Fund	1,346,189	665,518
Ivy Limited-Term Bond Fund	288,758	104,568
Ivy Money Market Fund	––	––
Ivy Municipal Bond Fund	21,915	11,207
Ivy Municipal High Income Fund	37,991	2,272

Purchases of and proceeds from maturities and sales of U.S. Government securities were as follows:

	Purchases	Sales

Ivy Asset Strategy Fund	$––	$14,217
Ivy Limited-Term Bond Fund	275,387	108,762

5. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, cost of investments owned at March 31, 2010 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of investments	Gross appreciation	Gross depreciation	Net unrealized appreciation

Ivy Capital Appreciation Fund	$521,434	$81,492	$23,260	$58,232
Ivy Core Equity Fund	170,424	31,735	3,526	28,209
Ivy Large Cap Growth Fund	769,740	152,222	9,622	142,600
Ivy Mid Cap Growth Fund	213,055	45,657	5,197	40,460
Ivy Small Cap Growth Fund	359,809	90,540	18,669	71,871
Ivy Tax-Managed Equity Fund	4,138	685	15	670
Ivy Asset Strategy Fund	18,946,295	3,437,172	123,537	3,313,635
Ivy Energy Fund	71,550	16,628	1,516	15,112
Ivy Science and Technology Fund	979,896	188,710	43,549	145,161
Ivy High Income Fund	1,171,184	90,786	2,023	88,763
Ivy Limited-Term Bond Fund	870,979	29,574	722	28,852
Ivy Money Market Fund	249,148	––	––	––
Ivy Municipal Bond Fund	68,378	3,951	755	3,196
Ivy Municipal High Income Fund	42,695	1,283	19	1,264

For Federal income tax purposes, the Funds' distributed and undistributed earnings and profit for the fiscal year ended March 31, 2010 and the related net capital losses and post-October activity were as follows:

	Ivy Capital Appreciation Fund	Ivy Core Equity Fund	Ivy Large Cap Growth Fund	Ivy Mid Cap Growth Fund	Ivy Small Cap Growth Fund

Net ordinary income	$829	$––	$2,736	$––	$––
Distributed ordinary income	540	––	3,888	––	––
Undistributed ordinary income	289	––	––	––	––

Realized long term capital gains	––	––	––	––	––
Distributed long term capital gains	––	––	––	––	––
Undistributed long term capital gains	––	––	––	––	––

Tax return of capital	––	219	––	––	––

Post-October losses deferred	1,871	––	––	––	––

	Ivy Tax-Managed Equity Fund		Ivy Asset Strategy Fund	Ivy Energy Fund	Ivy Science and Technology Fund	Ivy High Income Fund

Net ordinary income	$––		$83,858	$––	$21,014	$119,184
Distributed ordinary income	––		54,493	––	5,334	95,696
Undistributed ordinary income	––		29,365	––	15,680	25,165

Realized long term capital gains	––		––	––	––	––
Distributed long term capital gains	––		––	––	––	––
Undistributed long term capital gains	––		––	––	––	––

Post-October losses deferred	––	*	4,599	––	4,280	––

	Ivy Limited-Term Bond Fund	Ivy Money Market Fund		Ivy Municipal Bond Fund	Ivy Municipal High Income Fund

Net ordinary income	$20,306	$1,264		$2,463	$758
Distributed ordinary income	20,171	1,264		2,453	701
Undistributed ordinary income	245	63		28	57

Realized long term capital gains	1,156	––		––	––
Distributed long term capital gains	452	––		––	––
Undistributed long term capital gains	703	––		––	––

Post-October losses deferred	––	––	*	16	4
*Not shown due to rounding

..

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses and currency losses incurred between each November 1 and the end of its fiscal year (post-October losses). Distributions shown above may be reported differently to individual shareholders.

Capital loss carryovers are available to offset future net realized gains incurred in the eight taxable years succeeding the loss year for Federal income tax purposes. The following tables show the totals by year in which the capital loss carryovers will expire if not utilized.

	Ivy Capital Appreciation Fund	Ivy Core Equity Fund	Ivy Large Cap Growth Fund	Ivy Mid Cap Growth Fund	Ivy Small Cap Growth Fund

March 31, 2011	$––	$3,245	$––	$5,584	$565
March 31, 2012	––	––	––	561	––
March 31, 2017	67,670	4,846	37,506	––	34,994
March 31, 2018	162,357	360	32,974	1,129	5,551

Total carryover	$230,027	$8,451	$70,480	$7,274	$41,110

	Ivy Tax-Managed Equity Fund	Ivy Asset Strategy Fund	Ivy Energy Fund	Ivy Science and Technology Fund	Ivy Municipal Bond Fund

March 31, 2011	$––	$––	$––	$414	$75
March 31, 2016	––	––	––	––	89
March 31, 2017	––	2,298,790	2,508	––	101
March 31, 2018	7	1,649,978	9,795	––	84

Total carryover	$7	$3,948,768	$12,303	$414	$349

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

At March 31, 2010, the following reclassifications were made: Ivy Capital Appreciation Fund reclassified permanent differences relating to differing treatments of partnership distributions; Ivy Core Equity Fund reclassified permanent differences relating to differing treatments of net operating losses, expiring capital loss carryovers and return of capital; Ivy Large Cap Growth Fund reclassified permanent differences relating to differing treatments of expiring capital loss carryovers; Ivy Mid Cap Growth Fund reclassified permanent differences relating to differing treatments of net operating losses and expiring capital loss carryovers; Ivy Small Cap Growth Fund reclassified permanent differences relating to differing treatments of net operating losses and expiring capital loss carryovers; Ivy Tax-Managed Equity Fund reclassified permanent differences relating to differing treatments of net operating losses and in-kind redemptions; Ivy Asset Strategy Fund reclassified permanent differences relating to differing treatments of PFIC transactions; Ivy Energy Fund reclassified permanent differences relating to differing treatments of net operating losses and partnership distributions; Ivy Science and Technology Fund reclassified permanent differences relating to differing treatments of net operating losses; Ivy High Income Fund reclassified permanent differences relating to differing treatments of partnership distributions; Ivy Limited-Term Bond Fund reclassified permanent differences relating to differing treatments of mortgage-backed security paydowns; Ivy Municipal Bond Fund reclassified permanent differences relating to differing treatments of expiring capital loss carryovers; and Ivy Municipal High Income Fund reclassified permanent differences relating to differing treatments of in-kind redemptions.

6. MULTICLASS OPERATIONS

Transactions in capital stock are summarized below.

	For the fiscal year ended March 31,

	2010		2009

Ivy Capital Appreciation Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	17,664	$135,296	21,980	$166,248
Class B	331	2,266	327	2,378
Class C	1,243	8,663	3,880	27,489
Class E	49	371	37	294
Class I	6,177	46,101	26,718	238,725
Class Y	323	2,477	1,488	13,177
Shares issued in reinvestment of distributions to shareholders:
Class A	12	97	5	27
Class B	––	––	––	––
Class C	––	––	1	4
Class E	–– *	3	–– *	–– *
Class I	44	363	2	11
Class Y	–– *	2	–– *	2
Shares redeemed:
Class A	(12,124)	(92,290)	(28,995)	(212,400)
Class B	(408)	(2,802)	(676)	(4,917)
Class C	(2,856)	(19,948)	(5,293)	(34,885)
Class E	(34)	(270)	(37)	(286)
Class I	(3,944)	(30,175)	(9,282)	(57,942)
Class Y	(2,157)	(14,628)	(4,713)	(34,130)

Net increase	4,320	$35,526	5,442	$103,795

	For the fiscal year ended March 31,

	2010		2009

Ivy Core Equity Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	2,799	$21,784	4,773	$34,466
Class B	115	829	361	2,328
Class C	944	6,984	2,496	16,902
Class E	24	185	37	294
Class I	340	2,773	49	361
Class Y	310	2,373	413	2,976
Shares issued in reinvestment of distributions to shareholders:
Class A	22	176	28	185
Class B	––	––	2	12
Class C	––	––	40	243
Class E	–– *	2	–– *	1
Class I	–– *	2	–– *	1
Class Y	2	16	1	6
Shares redeemed:
Class A	(2,694)	(20,803)	(3,534)	(25,567)
Class B	(284)	(1,987)	(586)	(4,102)
Class C	(2,590)	(18,585)	(4,579)	(32,291)
Class E	(8)	(63)	(6)	(48)
Class I	(105)	(883)	(11)	(77)
Class Y	(324)	(2,575)	(71)	(496)

Net decrease	(1,449)	$(9,772)	(587)	$(4,806)

*Not shown due to rounding.

	For the fiscal year ended March 31,

	2010		2009

Ivy Large Cap Growth Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	13,786	$143,201	33,020	$350,157
Class B	333	3,149	396	3,857
Class C	1,745	16,741	3,530	34,350
Class E	34	367	33	380
Class I	17,360	173,901	17,375	180,003
Class R	925	9,879	538	5,792
Class Y	4,828	51,418	5,298	55,743
Shares issued in reinvestment of distributions to shareholders:
Class A	141	1,575	27	234
Class B	––	––	––	––
Class C	––	––	––	––
Class E	–– *	4	–– *	–– *
Class I	45	511	13	114
Class R	1	10	––	––
Class Y	42	475	11	95
Shares redeemed:
Class A	(13,222)	(140,214)	(15,759)	(158,804)
Class B	(386)	(3,620)	(533)	(5,354)
Class C	(1,264)	(12,158)	(2,173)	(19,613)
Class E	(10)	(112)	(6)	(63)
Class I	(6,574)	(70,838)	(6,068)	(54,017)
Class R	(276)	(2,936)	(111)	(1,121)
Class Y	(4,435)	(45,345)	(4,543)	(52,643)

Net increase	13,073	$126,008	31,048	$339,110

	For the fiscal year ended March 31,

	2010		2009

Ivy Mid Cap Growth Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	5,196	$62,415	4,023	$42,975
Class B	140	1,548	190	2,080
Class C	823	9,532	278	2,838
Class E	51	617	23	234
Class I	448	5,814	21	207
Class R	355	4,524	4	36
Class Y	3,890	48,608	366	4,010
Shares issued in reinvestment of distributions to shareholders:
Class A	––	––	––	––
Class B	––	––	––	––
Class C	––	––	––	––
Class E	––	––	––	––
Class I	––	––	––	––
Class R	––	––	––	––
Class Y	––	––	––	––
Shares redeemed:
Class A	(2,393)	(28,713)	(3,729)	(35,764)
Class B	(169)	(1,800)	(407)	(3,704)
Class C	(230)	(2,583)	(377)	(3,508)
Class E	(4)	(45)	(9)	(77)
Class I	(64)	(842)	(20)	(210)
Class R	(45)	(573)	(1)	(9)
Class Y	(1,109)	(13,137)	(326)	(3,582)

Net increase	6,889	$85,365	36	$5,526

*Not shown due to rounding.

	For the fiscal year ended March 31,

	2010		2009

Ivy Small Cap Growth Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	5,704	$54,382	2,913	$25,107
Class B	272	2,259	113	900
Class C	1,638	14,520	963	7,995
Class E	50	490	22	185
Class I	434	4,946	434	3,365
Class R	415	4,046	43	323
Class Y	2,552	27,445	1,916	18,354
Shares issued in reinvestment of distributions to shareholders:
Class A	––	––	99	671
Class B	––	––	11	70
Class C	––	––	186	1,170
Class E	––	––	1	5
Class I	––	––	1	10
Class R	––	––	–– *	2
Class Y	––	––	92	702
Shares redeemed:
Class A	(3,403)	(32,667)	(3,166)	(26,403)
Class B	(363)	(3,113)	(490)	(3,890)
Class C	(2,580)	(22,772)	(4,962)	(40,138)
Class E	(9)	(89)	(6)	(47)
Class I	(361)	(4,129)	(39)	(396)
Class R	(99)	(999)	(14)	(108)
Class Y	(1,778)	(18,346)	(3,910)	(35,430)

Net increase (decrease)	2,472	$25,973	(5,793)	$(47,553)

	For the fiscal year ended 3-31-10(1)		For the fiscal period ended 5-17-09(2)		For the fiscal year ended 6-30-08(2)

Ivy Tax-Managed Equity Fund	Shares	Value	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	281	$2,779	5,424	$46,794	3,453	$41,829
Class B	58	509	76	589	17	194
Class C	60	534	165	1,321	100	1,136
Class I	37	329	N/A	N/A	N/A	N/A
Class Y	87	800	26	222	––	––
Shares issued in reinvestment of distributions to shareholders:
Class A	––	––	––	––	––	––
Class B	––	––	––	––	––	––
Class C	––	––	––	––	––	––
Class I	––	––	N/A	N/A	N/A	N/A
Class Y	––	––	––	––	––	––
Shares redeemed:
Class A	(21)	(210)	(2,865)	(24,513)	(1,156)	(13,809)
Class B	(14)	(133)	(125)	(1,074)	(117)	(1,335)
Class C	(14)	(133)	(155)	(1,254)	(46)	(515)
Class I	–– *	(1)	N/A	N/A	N/A	N/A
Class Y	(46)	(436)	(3)	(25)	––	––

Net increase	428	$4,038	2,543	$22,060	2,251	$27,500

*Not shown due to rounding.
(1)The information shown is for the fiscal period ended for Ivy Tax-Managed Equity Fund subsequent to the reorganization.
(2)The information shown is for the fiscal year or period ended for Waddell & Reed Advisors Tax-Managed Equity Fund prior to the reorganization.

	For the fiscal year ended March 31,

	2010		2009

Ivy Asset Strategy Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	214,470	$4,491,153	176,092	$4,143,941
Class B	9,734	198,340	7,962	184,815
Class C	146,964	3,012,299	122,742	2,854,646
Class E	603	12,770	452	10,521
Class I	181,711	3,765,066	24,965	567,107
Class R	1,328	28,550	66	1,264
Class Y	39,474	799,701	61,658	1,390,526
Shares issued in reinvestment of distributions to shareholders:
Class A	1,318	29,144	26,187	460,416
Class B	––	––	1,605	27,504
Class C	––	––	20,961	360,530
Class E	5	120	95	1,676
Class I	323	7,182	1,069	18,913
Class R	1	23	2	34
Class Y	171	3,779	2,701	47,567
Shares redeemed:
Class A	(80,888)	(1,699,858)	(144,896)	(3,093,057)
Class B	(2,563)	(52,224)	(3,882)	(80,819)
Class C	(47,162)	(968,982)	(72,017)	(1,465,065)
Class E	(92)	(1,968)	(63)	(1,292)
Class I	(25,186)	(542,652)	(10,776)	(225,581)
Class R	(145)	(3,094)	(2)	(39)
Class Y	(71,673)	(1,397,847)	(44,818)	(966,731)

Net increase	368,393	$7,681,502	170,103	$4,236,876

	For the fiscal year ended March 31,

	2010		2009

Ivy Energy Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	3,046	$31,287	5,227	$49,982
Class B	81	805	182	1,799
Class C	567	5,595	1,794	15,046
Class E	––	––	––	––
Class I	146	1,613	16	119
Class Y	568	5,731	606	5,432
Shares issued in reinvestment of distributions to shareholders:
Class A	––	––	––	––
Class B	––	––	––	––
Class C	––	––	––	––
Class E	––	––	––	––
Class I	––	––	––	––
Class Y	––	––	––	––
Shares redeemed:
Class A	(1,529)	(15,391)	(3,002)	(26,756)
Class B	(58)	(576)	(54)	(521)
Class C	(547)	(5,198)	(803)	(6,603)
Class E	––	––	––	––
Class I	(21)	(225)	(13)	(105)
Class Y	(313)	(3,333)	(766)	(7,742)

Net increase	1,940	$20,308	3,187	$30,651

	For the fiscal year ended March 31,

	2010		2009

Ivy Science and Technology Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	8,782	$229,855	7,530	$182,243
Class B	426	10,102	295	6,530
Class C	2,848	69,791	1,788	42,794
Class E	58	1,536	40	990
Class I	4,050	113,349	1,096	26,130
Class R	498	13,195	239	5,732
Class Y	6,734	181,267	5,888	144,239
Shares issued in reinvestment of distributions to shareholders:
Class A	81	2,252	551	10,618
Class B	––	––	40	709
Class C	6	163	250	4,507
Class E	1	20	4	79
Class I	13	398	37	758
Class R	2	65	12	237
Class Y	68	1,960	362	7,242
Shares redeemed:
Class A	(5,584)	(148,705)	(5,246)	(121,063)
Class B	(313)	(7,615)	(334)	(7,385)
Class C	(1,168)	(28,679)	(1,673)	(36,349)
Class E	(8)	(222)	(7)	(157)
Class I	(1,016)	(29,559)	(587)	(12,581)
Class R	(143)	(3,831)	(50)	(1,107)
Class Y	(4,068)	(109,308)	(2,807)	(68,737)

Net increase	11,267	$296,034	7,428	$185,429

	For the fiscal year ended March 31,

	2010		2009

Ivy High Income Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	65,702	$507,400	27,106	$184,200
Class B	2,587	20,074	973	6,691
Class C	26,349	203,986	7,295	47,620
Class E	123	972	84	596
Class I	27,082	208,462	1,364	8,583
Class Y	16,318	125,174	6,596	44,011
Shares issued in reinvestment of distributions to shareholders:
Class A	5,619	44,818	1,679	11,714
Class B	173	1,384	64	449
Class C	1,430	11,456	191	1,308
Class E	22	175	9	64
Class I	569	4,585	24	157
Class Y	938	7,509	70	482
Shares redeemed:
Class A	(28,422)	(227,057)	(9,462)	(65,281)
Class B	(631)	(5,009)	(305)	(2,122)
Class C	(5,980)	(48,108)	(1,147)	(8,004)
Class E	(32)	(262)	(14)	(96)
Class I	(5,122)	(41,380)	(56)	(376)
Class Y	(10,684)	(82,973)	(1,480)	(10,039)

Net increase	96,041	$731,206	32,991	$219,957

	For the fiscal year ended March 31,

	2010		2009

Ivy Limited-Term Bond Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	42,141	$463,701	28,524	$300,373
Class B	827	9,089	1,748	18,398
Class C	13,521	148,677	17,745	186,573
Class E	28	309	––	––
Class I	4,648	50,926	680	7,262
Class Y	7,173	78,684	4,131	43,851
Shares issued in reinvestment of distributions to shareholders:
Class A	1,086	11,958	380	4,007
Class B	32	353	17	179
Class C	269	2,957	81	854
Class E	–– *	4	–– *	4
Class I	42	467	4	42
Class Y	114	1,261	13	139
Shares redeemed:
Class A	(18,604)	(204,295)	(8,926)	(94,441)
Class B	(849)	(9,315)	(481)	(5,058)
Class C	(9,100)	(99,835)	(4,635)	(49,145)
Class E	(11)	(123)	––	––
Class I	(1,878)	(20,690)	(126)	(1,344)
Class Y	(5,585)	(61,198)	(824)	(8,807)

Net increase	33,854	$372,930	38,331	$402,887

	For the fiscal year ended March 31,

	2010		2009

Ivy Money Market Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	263,350	$263,350	298,460	$298,460
Class B	4,252	4,252	30,303	30,303
Class C	37,357	37,357	164,506	164,506
Class E	1,686	1,686	5,043	5,043
Shares issued in reinvestment of distributions to shareholders:
Class A	1,071	1,071	1,952	1,952
Class B	20	20	73	73
Class C	91	91	313	313
Class E	21	21	38	38
Shares redeemed:
Class A	(288,167)	(288,167)	(173,247)	(173,247)
Class B	(14,350)	(14,350)	(17,599)	(17,599)
Class C	(89,259)	(89,259)	(91,803)	(91,803)
Class E	(2,651)	(2,651)	(1,066)	(1,066)

Net increase (decrease)	(86,579)	$(86,579)	216,973	$216,973

* Not shown due to rounding.

	For the fiscal year ended March 31,

	2010		2009

Ivy Municipal Bond Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	1,779	$19,460	2,491	$25,920
Class B	37	407	127	1,306
Class C	617	6,770	1,445	14,782
Class I	36	400	––	––
Class Y	39	440	––	––
Shares issued in reinvestment of distributions to shareholders:
Class A	135	1,488	86	898
Class B	2	20	1	12
Class C	45	491	33	342
Class I	–– *	7	––	––
Class Y	1	8	–– *	–– *
Shares redeemed:
Class A	(1,026)	(11,225)	(1,178)	(12,148)
Class B	(38)	(413)	(49)	(492)
Class C	(657)	(7,211)	(575)	(5,883)
Class I	––	––	––	––
Class Y	–– *	–– *	(2)	(25)

Net increase	970	$10,642	2,379	$24,712

	For the fiscal year ended 3-31-10(1)		For the fiscal period ended 5-17-09(2)		For the fiscal year ended 9-30-08(2)

Ivy Municipal High Income Fund	Shares	Value	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	5,391	$25,356	15,508	$62,829	14,880	$71,605
Class B	409	1,790	134	541	48	232
Class C	1,829	8,434	877	3,566	894	4,280
Class I	1,699	8,112	N/A	N/A	N/A	N/A
Class Y	491	2,219	1,104	4,625	–– *	–– *
Shares issued in reinvestment of distributions to shareholders:
Class A	64	303	2,865	11,518	4,078	19,485
Class B	11	53	25	102	38	183
Class C	26	121	73	295	104	496
Class I	22	104	N/A	N/A	N/A	N/A
Class Y	7	32	–– *	1	1	7
Shares redeemed:
Class A	(342)	(1,637)	(15,124)	(61,157)	(18,827)	(90,274)
Class B	(54)	(257)	(420)	(1,726)	(284)	(1,362)
Class C	(149)	(702)	(837)	(3,368)	(853)	(4,100)
Class I	(1,211)	(5,322)	N/A	N/A	N/A	N/A
Class Y	(240)	(1,036)	(5)	(18)	(25)	(117)

Net increase	7,953	$37,570	4,200	$17,208	54	$435

*Not shown due to rounding.
(1)The information shown is for the fiscal period ended for Ivy Municipal High Income Fund subsequent to the reorganization.
(2)The information shown is for the fiscal year or period ended for Waddell & Reed Advisors Municipal High Income Fund prior to the reorganization.

7. DERIVATIVE INSTRUMENTS

During the fiscal year ended March 31, 2010, each Fund adopted an accounting standard that amended and expanded disclosures about derivative instruments and hedging activities. This standard requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts (forward contracts) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the NYSE as provided by a bank, dealer or independent pricing service. The resulting unrealized appreciation and depreciation is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

Risks to a Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

Futures Contracts. Certain Funds may engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified in the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

Swap Agreements. Certain Funds may invest in swap agreements.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. A Fund may enter into credit default swaps in which either it or its counterparty act as the guarantor.

Total return swaps involve a commitment to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities representing a variety of securities or a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Variance swaps involve a contract in which two parties agree to exchange cash flows based on the measured variance of a specified underlying security or index during a certain time period. On the trade date, the two parties agree on the strike price of the contract (the reference level against which cash flows are exchanged), as well as the number of units in the transaction and the length of the contract. Like an option contract, the value of a variance swap is influenced by both realized and implied volatility, as well as the passage of time. A Fund may enter into variance swaps to manage volatility risk.

The creditworthiness of firms with which a Fund enters into a swap agreement is monitored by IICO. If a firm's creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction.

Option Contracts. Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. For each Fund, when a written put is exercised, the cost basis of the securities purchased by a Fund is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Fund's exposure to the underlying security (or basket of securities). With written options, there may be times when a Fund will be required to purchase or sell securities to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying security (or basket of securities). Additionally, to the extent a Fund enters into over-the-counter (OTC) option transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Collateral. The Fund may mitigate counterparty risk through credit support annexes (CSA) included with an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement which is the standard contract governing most derivative transactions between the Fund and each of its counterparties. The CSA allows the Fund to offset with its counterparty certain derivative financial instruments' payables and/or receivables with collateral, which is generally held by the Fund's custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the CSA. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 "Segregation and Collateralization" for additional information with respect to collateral practices.

Objectives and Strategies

Ivy Capital Appreciation Fund. The Fund's objective in using derivatives during the period was to enhance the performance of the Fund by adding premium income from written options. To achieve this objective, the Fund had written primarily deep out of the money calls and puts on individual domestic equity securities.

Fair values of derivative instruments as of March 31, 2010:

	Asset Derivatives		Liability Derivatives

Type of Derivative	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Equity	N/A	$0	Written options at market value	$518

The effect of derivative instruments on the Statement of Operations for the fiscal year ended March 31, 2010:

Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity	Net realized gain (loss) on investments in unaffiliated securities and written options/Net change in unrealized appreciation (depreciation) on written options	$3,575	$(407)

During the fiscal year ended March 31, 2010, the Fund's average number of written option contracts outstanding was 5.

Ivy Mid Cap Growth Fund. The Fund's objectives to using derivatives during the period was to both gain exposure to certain sectors and to hedge certain event risks on positions held by the Fund. To achieve these objectives, the Fund had primarily utilized options, both written and purchased, on either an index or on individual or baskets of equity securities.

Fair values of derivative instruments as of March 31, 2010:

	Asset Derivatives		Liability Derivatives

Type of Derivative	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Equity	N/A	$0	Written options at market value	$192

The effect of derivative instruments on the Statement of Operations for the fiscal year ended March 31, 2010:

Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity	Net realized gain (loss) on investments in unaffiliated securities and written options/Net change in unrealized appreciation (depreciation) on written options	$1,736	$(176)

During the fiscal year ended March 31, 2010, the Fund's average number of purchased option contracts and written option contracts outstanding was 1 and 1, respectively.

Ivy Asset Strategy Fund. The Fund's objectives in using derivatives during the period included hedging market risk on equity securities, increasing exposure to various equity markets, managing exposure to various foreign currencies, managing exposure to precious metals, and hedging certain event risks on positions held by the Fund. To achieve the objective of hedging market risk and increasing exposure to equity markets, the Fund utilized futures, total return swaps and option contracts, both short and long, on foreign and domestic equity indices. To manage foreign currency exposure, the Fund utilized forward contracts and option contracts to either increase or decrease exposure to a given currency. To manage exposure to precious metals, the Fund utilized gold futures contracts. To manage event risks, the Fund utilized options, both written and purchased, on individual equity securities owned by the Fund.

Fair values of derivative instruments as of March 31, 2010:

Type of Derivative	Asset Derivatives		Liability Derivatives

	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Equity	Investments in unaffiliated securities and variation margin receivable	$55,434	Written options at market value and variation margin payable	$56,011
Foreign currency	Unrealized appreciation on forward foreign currency contracts	92,572	Unrealized depreciation on forward foreign currency contracts	36,065

Total		$148,006		$92,076

The effect of derivative instruments on the Statement of Operations for the fiscal year ended March 31, 2010:

Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity	Net realized gain (loss) on investments in unaffiliated securities, written options, swap agreements and futures contracts/Net change in unrealized appreciation (depreciation) on investments in unaffiliated securities, written options and futures contracts	$(1,314,203)	$(113,796)
Foreign currency	Net realized gain (loss) on forward foreign currency contracts/Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	66,994	9,223
Commodities	Net realized gain (loss) on futures contracts/Net change in unrealized appreciation (depreciation) on futures contracts	(21,360)	0

Total		$(1,268,569)	$(104,573)

During the fiscal year ended March 31, 2010, the Fund's average principal amount outstanding and market value outstanding for forward contracts and futures contracts, respectively, were as follows: short forward contracts - $2,753,738, long forward contracts - $2,761,654, short futures contracts - $2,620,268, long futures contracts - $227,242. Additionally, the Fund's average number of purchased option contracts and written option contracts outstanding was 41 and 28, respectively.

Ivy Science and Technology Fund. The Fund's objective in using derivatives during the period was to hedge market risk on securities in its portfolio. To achieve this objective, the Fund utilized options, both written and purchased, on individual equity securities owned by the Fund.

There were no open derivative instruments as of March 31, 2010.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended March 31, 2010:

Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity	Net realized gain (loss) on investments in unaffiliated securities and written options/ Net change in unrealized appreciation (depreciation) on investments in unaffiliated securities and written options	$(9,490)	$4,619

During the fiscal year ended March 31, 2010, the Fund's average number of purchased option contracts and written option contracts outstanding was 1 and 1, respectively.

Ivy High Income Fund. The Fund's objective in using derivatives during the period was to hedge the exposure to foreign currencies of securities held in the fund. To achieve this objective, the Fund utilized forward contracts.

Fair values of derivative instruments as of March 31, 2010:

	Asset Derivatives		Liability Derivatives

Type of Derivative	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Foreign currency	Unrealized appreciation on forward foreign currency contracts	$516	N/A	$0

The effect of derivative instruments on the Statement of Operations for the fiscal year ended March 31, 2010:

Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Foreign currency	Net realized gain (loss) on forward foreign currency contracts/ Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	$16	$104

During the fiscal year ended March 31, 2010, the Fund's average principal amount outstanding for short forward contracts and long forward contracts was $3,192 and $3,499, respectively

8. COMMITMENTS

In connection with Ivy Asset Strategy Fund's investment in Vietnam Azalea Fund Limited (VAF), the Fund is contractually committed to provide additional capital of up to $3,732 if and when VAF requests such contributions or draw downs. The total commitment is limited to $11,000. At March 31, 2010, Ivy Asset Strategy Fund had made a total contribution of $7,268. No public market currently exists for the shares of VAF nor are the shares listed on any securities exchange. VAF intends to become listed within one year after the final commitment has been drawn down. VAF's investment strategy is to make minority investments in future blue-chip Vietnamese companies that are already listed or intend to be listed in the next 24 months.

9. AFFILIATED COMPANY TRANSACTIONS

A summary of the transactions in affiliated companies during the fiscal year ended March 31, 2010 follows:

	3-31-09 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/ (Loss)	Distri- butions Received	3-31-10 Share Balance	3-31-10 Market Value

Ivy Asset Strategy Fund
PMC-Sierra, Inc.(1)	7,941	$100,739	$––	$––	$––	21,261	$189,649
Vietnam Azalea Fund Limited(1)	1,100	––	––	––	––	1,100	5,181
Wynn Resorts, Limited	––	587,469	––	––	41,882	11,698	887,029

					$41,882		$1,081,859

(1)No dividends were paid during the preceding 12 months.

10. WRITTEN OPTION ACTIVITY

For Ivy Capital Appreciation Fund, transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at March 31, 2009	8	$1,438
Options written	25	2,486
Options terminated in closing purchase transactions	(18)	(2,068)
Options exercised	(5)	(760)
Options expired	(9)	(1,023)

Outstanding at March 31, 2010	1	$73

For Ivy Capital Appreciation Fund, transactions in written put options were as follows:

	Number of Contracts		Premium Received

Outstanding at March 31, 2009	6		$833
Options written	23		1,889
Options terminated in closing purchase transactions	(14)		(1,079)
Options exercised	––	*	(16)
Options expired	(15)		(1,604)

Outstanding at March 31, 2010	––	*	$23

For Ivy Mid Cap Growth Fund, transactions in written call options were as follows:

	Number of Contracts		Premium Received

Outstanding at March 31, 2009	––		$––
Options written	2		166
Options terminated in closing purchase transactions	(1)		(65)
Options exercised	––	*	(6)
Options expired	––	*	(43)

Outstanding at March 31, 2010	1		$52

*Not shown due to rounding.

For Ivy Mid Cap Growth Fund, transactions in written put options were as follows:

	Number of Contracts	Premium Received

Outstanding at March 31, 2009	5	$684
Options written	4	396
Options terminated in closing purchase transactions	(7)	(997)
Options exercised	(1)	(19)
Options expired	(1)	(64)

Outstanding at March 31, 2010	––	$––

For Ivy Asset Strategy Fund, transactions in written call options were as follows:

	Number of Contracts		Premium Received

Outstanding at March 31, 2009	––		$––
Options written	213		85,044
Options terminated in closing purchase transactions	(75)		(44,172)
Options exercised	––		––
Options expired	––	*	(3,125)

Outstanding at March 31, 2010	138		$37,747

For Ivy Asset Strategy Fund, transactions in written put options were as follows:

	Number of Contracts	Premium Received

Outstanding at March 31, 2009	––	$––
Options written	18	60,257
Options terminated in closing purchase transactions	(9)	(30,586)
Options exercised	––	––
Options expired	(9)	(29,671)

Outstanding at March 31, 2010	––	$––

For Ivy Science and Technology Fund, transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at March 31, 2009	8	$3,279
Options written	––	––
Options terminated in closing purchase transactions	(4)	(2,029)
Options exercised	(4)	(1,250)
Options expired	––	––

Outstanding at March 31, 2010	––	$––

11. REORGANIZATIONS

On May 18, 2009, the Class Y shares of Waddell & Reed Advisors Municipal High Income Fund and Waddell & Reed Advisors Tax-Managed Equity Fund (Predecessor Funds) were reorganized as the Class I shares of Ivy Municipal High Income Fund and Ivy Tax-Managed Equity Fund, respectively. Each Fund is the financial reporting and performance survivor of its respective class prior to reorganization.

Prior to the reorganization, the Predecessor Funds paid a fee for investment management services. This fee was computed and paid daily based on the net asset value at the close of business at the following rates:

Fund	Net Asset Breakpoints	Annual Rate

Waddell & Reed Advisors Tax-Managed Equity Fund	Up to $1 Billion	0.650%
	Over $1 Billion up to $2 Billion	0.600%
	Over $2 Billion up to $3 Billion	0.550%
	Over $3 Billion	0.500%

Waddell & Reed Advisors Municipal High Income Fund	Up to $500 Million	0.485%
	Over $500 Million up to $1 Billion	0.500%
	Over $1 Billion up to $1.5 Billion	0.450%
	Over $1.5 Billion	0.400%

During the fiscal period ended May 17, 2009, Waddell & Reed Advisors Tax-Managed Equity Fund waived $4 of distribution and service fees and Waddell & Reed Advisors Municipal High Income Fund waived $4 of distribution and service fees and $104 of investment management fees.

For the fiscal period ended May 17, 2009, the cost of purchases and the proceeds from maturities and sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	Purchases	Sales

Waddell & Reed Advisors Tax-Managed Equity Fund	$55,778	$34,318
Waddell & Reed Advisors Municipal High Income Fund	112,689	107,716

12. SUBSEQUENT EVENT

On April 1, 2010, each series of Ivy Funds, Inc. was reorganized into a corresponding new series of Ivy Funds, a Delaware statutory trust. These Ivy Funds, Inc. reorganizations were approved by the shareholders of each series of Ivy Funds, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ivy Funds, Inc.

To the Shareholders and Board of Directors of Ivy Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Ivy Capital Appreciation Fund, Ivy Core Equity Fund, Ivy Large Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Small Cap Growth Fund, Ivy Asset Strategy Fund, Ivy Energy Fund, Ivy Science and Technology Fund, Ivy High Income Fund, Ivy Limited-Term Bond Fund, Ivy Money Market Fund, and Ivy Municipal Bond Fund, twelve of the funds constituting Ivy Funds, Inc. (the "Corporation") as of March 31, 2010, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the fiscal periods presented.  We have also audited the statements of assets and liabilities, including the schedules of investments, of Ivy Tax-Managed Equity Fund and Ivy Municipal High Income Fund, two of the funds constituting the Corporation as of March 31, 2010, and the related statements of operations, statements of changes in net assets, and the financial highlights for the fiscal period from May 18, 2009 (commencement of operations) through March 31, 2010. We have also audited the accompanying statements of operations and statements of changes of net assets of Waddell & Reed Advisors Tax-Managed Equity Fund (formerly Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.), one of the funds of Waddell & Reed Advisors Funds (the "Trust") for the fiscal period July 1, 2008 through May 17, 2009 and for the fiscal year ended June 30, 2009, and its financial highlights for each of the fiscal periods presented. We have also audited the accompanying statements of operations and statements of changes in net assets of Waddell & Reed Advisors Municipal High Income Fund (formerly Waddell & Reed Advisors Municipal High Income Fund, Inc.), one of the funds constituting the Trust for the fiscal period October 1, 2008 through May 17, 2009, and for the fiscal year ended September 30, 2008, and its financial highlights for each of the fiscal periods presented. These financial statements and financial highlights are the responsibility of the Corporation's management and the Trust's management, respectively. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Neither the Corporation nor the Trust is required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of either the Corporation's or the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting Ivy Funds, Inc. as of March 31, 2010, the results of their operations for the fiscal year or fiscal periods then ended, the changes in their net assets for each of the fiscal years or fiscal periods presented in the two years then ended, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights of Waddell & Reed Advisors Tax-Managed Equity Fund of Waddell & Reed Advisors Funds present fairly the results of its operations and the changes in its net assets for the fiscal period July 1, 2008 through May 17, 2009 and for the fiscal year ended June 30, 2008, and the financial highlights for each of the fiscal periods presented, and the financial statements and financial highlights of Waddell & Reed Advisors Municipal High Income Fund of Waddell & Reed Advisors Funds present fairly the results of its operations and the changes in its net assets for the fiscal period October 1, 2008 through May 17, 2009, and for the fiscal year ended September 30, 2008, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, MO
May 18, 2010

INCOME TAX INFORMATION
Ivy Funds, Inc.

AMOUNTS NOT ROUNDED

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ended March 31, 2010:

	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals

Ivy Capital Appreciation Fund	$540,254	$540,254
Ivy Core Equity Fund	218,993	218,993
Ivy Large Cap Growth Fund	2,811,935	2,811,935
Ivy Mid Cap Growth Fund	––	––
Ivy Small Cap Growth Fund	––	––
Ivy Tax-Managed Equity Fund	––	––
Ivy Asset Strategy Fund	54,492,923	54,492,923
Ivy Energy Fund	––	––
Ivy Science and Technology Fund	3,705,340	4,864,403
Ivy High Income Fund	––	––
Ivy Limited-Term Bond Fund	––	––
Ivy Money Market Fund	––	––
Ivy Municipal Bond Fund	––	––
Ivy Municipal High Income Fund	––	––

Ivy Municipal Bond Fund and Ivy Municipal High Income Fund hereby designate $2,450,630 and $673,303, respectively, of the dividends declared from net investment income as exempt from federal income tax for the tax period ended March 31, 2010.

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Ivy Capital Appreciation Fund	$––
Ivy Core Equity Fund	––
Ivy Large Cap Growth Fund	––
Ivy Mid Cap Growth Fund	––
Ivy Small Cap Growth Fund	––
Ivy Tax-Managed Equity Fund	––
Ivy Asset Strategy Fund	––
Ivy Energy Fund	––
Ivy Science and Technology Fund	––
Ivy High Income Fund	––
Ivy Limited-Term Bond Fund	452,283
Ivy Money Market Fund	––
Ivy Municipal Bond Fund	––
Ivy Municipal High Income Fund	––

Income from Ivy Municipal Bond Fund and Ivy Municipal High Income Fund may be subject to the alternative minimum tax. Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

Internal Revenue Code regulations permit each qualifying Fund to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Fund. As of March 31, 2010, Ivy Asset Strategy Fund hereby designates $14,215,786 as a foreign tax credit from taxes paid on income of $163,375,615 derived from sources within foreign countries or possession of the United States.

The tax status of dividends paid and the pass-through of foreign taxes paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

BOARD OF DIRECTORS AND OFFICERS
Ivy Funds, Inc.

The Corporation is governed by the Board of Directors (the Board). A majority of the Board members are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act and therefore qualify as Disinterested Directors. The Board elects the officers who are responsible for administering the Funds' day-to-day operations. The members of the Board are also Trustees for, and similarly oversee the operations of, each of the 18 funds in Ivy Funds, which, together with the 14 Funds in the Ivy Funds, Inc., comprise the Ivy Family of Funds. The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Ivy Family of Funds and the Advisors Fund Complex, which is comprised of each of the funds in the Waddell & Reed Advisors Funds (20 funds), Ivy Funds Variable Insurance Portfolios (24 funds) and Waddell & Reed InvestEd Portfolios (3 funds). Jarold W. Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as directors of each of the funds in the Advisors Fund Complex.

Joseph Harroz, Jr. serves as Independent Chair of the Corporation's Board and of the Board of Trustees of Ivy Funds.

A Director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of each of the Funds, based on policies reviewed and approved by the Board, with general oversight by the Board.

The Statement of Additional Information (SAI) for Ivy Funds, Inc. (the "Corporation") includes additional information about the Corporation's Directors. The SAI is available without charge, upon request, by calling 1.800.777.6472. It is also available on the Ivy Funds website, www.ivyfunds.com.

DISINTERESTED DIRECTORS

The following table provides information regarding each Disinterested Director.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE CORPORATION AND FUND COMPLEX	DIRECTOR SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS

Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Director	Corporation: 2003 Fund Complex: 2002	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (Aerial Ag Applicator) (1979 to present)	Director of Guaranty State Bank & Trust Co. (financial services); Director of Guaranty, Inc. (financial services); Member of Kansas Board of Regents (2007 to present); Director of Advisors Fund Complex (47 portfolios overseen);

James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Director	Corporation: 2003 Fund Complex: 2002	Secretary of Streetman Homes, LLP (homebuilding company) (2001 to present); Chief Executive Officer (CEO) of PacPizza LLC (Pizza Hut franchise) (2000 to 2004); Partner, Century Bridge Partners (2007 to present); Manager, Premium Gold Foods (2007 to present)	None

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Independent Chair, 2006 Director	Corporation: 1998 Fund Complex: 1998	President and Chief Operating Officer (COO), Graymark HealthCare (a NASDAQ listed company) (2008 to present); Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC (commercial enterprise investments)(1998 to present); LSQ Manager, Inc. (2007 to present)	Director of Valliance Bank NA; Director of Advisors Fund Complex (47 portfolios overseen)

Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Director	Corporation: 2003 Fund Complex: 2002	Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Vice President of the Board, Castle Valley Ranches, LLC (ranching) (1995 to present)	Director, Thomas Foundation for Cancer Research

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Director	Corporation: 1995 Fund Complex: 1995	Retired Emeritus; University of Missouri at Kansas City (2003 to present); formerly Dean, Block School of Business (1980-1986), Vice Chancellor (1988-1991), Chancellor (1992-1999) and Professor of Business Administration, University of Missouri at Kansas City (until 2003)	Director of Advisors Fund Complex (47 portfolios overseen)

Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Director	Corporation: 2003 Fund Complex: 2002	Retired	Director of Executive Board, Cox Business School, Southern Methodist University; Director of Northwestern Mutual Life Series Funds (29 portfolios overseen); Advisors Funds; Director, TDAX Independence Funds ; CTMG, Inc. (clinical testing)

Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Director	Corporation: 2003 Fund Complex: 1999*	Retired; CEO and Director of Asgard Holding, LLC (computer network and security services) (2002 to 2004)	Director, EMT Investments, Inc. (real estate)

*Mr. Tighe has been a Trustee for Ivy Funds since 1999. Ivy Funds became part of the Fund Complex in 2002, when Waddell & Reed Financial, Inc. (WDR) acquired the investment adviser of Ivy Funds.

INTERESTED DIRECTOR

A Director is "interested" by virtue of his/her engagement as an officer of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including each Fund's investment manager, IICO, the Fund's principal underwriter, IFDI, and each Fund's accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (WISC), as well as by virtue of his/her personal ownership in shares of WDR.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE CORPORATION AND FUND COMPLEX	DIRECTOR/ OFFICER SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS

Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	President, Director	Corporation: 2001 Fund Complex: 2001 Corporation: 1998 Fund Complex: 1998	Chairman of WDR (2010 to present); CEO of WDR (2005 to present); CEO and Chairman of IICO (2002 to present); President, CEO and Chairman of Waddell & Reed Investment Management Company (WRIMCO) (1993 to present); formerly Chief Investment Officer (CIO) of WDR (1998 to 2005); formerly CIO of WRIMCO (1991 to 2005) and IICO (2002 to 2005); President of each of the funds in the Fund Complex	Director of WDR, IICO, WISC, Waddell & Reed, Inc. and WRIMCO; Director of each of the funds in the Advisors Fund Complex (47 portfolios overseen); Director, Blue Cross Blue Shield of Kansas City; Director, United Way of Greater Kansas City

OFFICERS

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Funds' officers are:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE CORPORATION AND FUND COMPLEX	OFFICER SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS

Mara D. Herrington 6300 Lamar Avenue Overland Park KS 66202 1964	Vice President Secretary	Corporation: 2006 Fund Complex: 2006 Corporation: 2006 Fund Complex: 2006	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present)	None

Joseph W. Kauten 6300 Lamar Avenue Overland Park KS 66202 1969	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	Corporation: 2006 Fund Complex: 2006 Corporation: 2006 Fund Complex: 2006 Corporation: 2006 Fund Complex: 2006 Corporation: 2007 Fund Complex: 2007	Principal Financial Officer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006)	None

Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 1967	Vice President Assistant Secretary Associate General Counsel	Corporation: 2000 Fund Complex: 2000 Corporation: 2006 Fund Complex: 2006 Corporation: 2000 Fund Complex: 2000	Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO (2000 to 2007) and IICO (2002 to 2007); Secretary of each of the funds in the Fund Complex (2000 to 2006); formerly, Vice President of WRIMCO (2000-2007); formerly Secretary of each of the funds in the Fund Complex (2000-2006)	None

Scott J. Schneider 6300 Lamar Avenue Overland Park KS 66202 1968	Vice President Chief Compliance Officer	Corporation: 2006 Fund Complex: 2006 Corporation: 2004 Fund Complex: 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the Funds in the Fund Complex	None

Daniel C. Schulte 6300 Lamar Avenue Overland Park KS 66202 1965	Vice President General Counsel Assistant Secretary	Funds: 2000 Fund Complex: 2000 Corporation: 2000 Fund Complex: 2000 Corporation: 2000 Fund Complex: 2000	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WISC (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)	None

SHAREHOLDER MEETING RESULTS
Ivy Funds, Inc.

On December 4, 2009, a joint special shareholder meeting (Meeting) for Ivy Funds, Inc. was held at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas, 66202. The Meeting was held for the following purpose (and with the following results):

Proposal: To approve for the Ivy Asset Strategy Fund a proposed Agreement and Plan of Reorganization and Termination, pursuant to which the Ivy Asset Strategy Fund would be reorganized into a corresponding series of a newly established Delaware statutory trust, to be named Ivy Funds.

FUND NAME	FOR	AGAINST	ABSTAIN	TOTAL

Ivy Asset Strategy Fund	357,639,720.714	10,261,517.849	12,937,417.542	380,838,656.105

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
Ivy Funds, Inc.

At a meeting of the Board of Directors of Ivy Funds, Inc. (the "Corporation") held on February 10 and 11, 2010, the Directors, including all of the Directors who are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act, considered and approved an amendment to the Investment Management Agreement between Ivy Investment Management Company ("IICO") and the Corporation (the "Agreement") to include the Ivy Asset Strategy New Opportunities Fund (the "Fund") in the Agreement. The Fund is a newly created series of the Corporation that merged into a corresponding series of Ivy Funds (a Delaware statutory trust) on April 1, 2010.

The Board's Independent Directors were assisted in their consideration of the amendment to the Agreement by independent legal counsel, and met with such counsel separately from representatives of IICO. Independent legal counsel had provided the Board with a memorandum that discussed the various factors that the Board should consider as part of its consideration of the amendment to the Agreement, including, among other things, the nature and the quality of the services proposed to be provided to the Fund by IICO, IICO's projected profitability (including any fall-out benefits) from its proposed relationship with the Fund, projected economies of scale, the role played by the Independent Directors and information on comparative fees and expenses. The Board discussed the performance of the Ivy Asset Strategy Fund, noting its similarities and differences with the Fund. The material factors and conclusions that formed the basis for the Board's determination to approve the amendment to the Agreement are discussed below.

In considering the Agreement, the Board discussed the performance of the Ivy Asset Strategy Fund, including how the performance of that fund compares to relevant indices and peer funds. Although the Fund had not yet commenced operations and therefore the Board did not have specific information to examine, based upon the historical performance of the Ivy Asset Strategy Fund, the Board concluded that the Fund appeared to be designed to be able to achieve acceptable performance. The Board also considered the proposed expenses of the Fund, the cost of the services proposed to be provided by IICO, including as compared to the other funds in the Ivy Funds family, and the proposed expense reimbursement arrangement, and concluded that the proposed expenses of the Fund were acceptable. However, the Board did not discuss the projected profitability of IICO in managing the Fund because the Fund had not yet commenced operations, but noted that they would closely monitor profitability once the Fund begins operations. The Board considered the nature, extent and quality of services proposed to be provided to the Fund by IICO, taking into account the investment objective and strategy of the Fund and based upon their experience with IICO, as well as the materials previously provided to the Board on the Fund. In addition, the Board reviewed the resources and key personnel at IICO, especially those proposed to provide investment day-to-day management services to the Fund. The Board also considered other services proposed to be provided to the Fund by IICO based upon their current experiences with IICO, such as monitoring adherence to investment restrictions, producing reports, providing support services for the Board and Board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures and with applicable securities laws and regulations. The Board concluded that the nature and extent of the services proposed to be provided by IICO are reasonable, considering the quality of the services currently provided by IICO for other Ivy Funds. The Board discussed whether IICO would derive any other direct or indirect benefits from serving as investment adviser to the Fund. In that regard, the Board considered benefits that would accrue to IICO from its relationship with the Fund, including the fact that a variety of services are provided by affiliates of IICO, including distribution, shareholder servicing and transfer agency services. After consideration of these and other factors, the Board concluded that neither IICO nor its affiliates would receive any additional direct benefits that would preclude the Board from approving the amendment to the Agreement to include the Fund. The Board did not discuss possible economies of scale because the Fund had not commenced operations, but took note of the Fund's proposed advisory fee schedule.

ANNUAL PRIVACY NOTICE
Ivy Funds, Inc.

The following privacy notice is issued by Ivy Funds, Inc. (the Funds), Ivy Investment Management Company (IICO) and Ivy Funds Distributor, Inc. (IFDI).

Information Collected

We collect nonpublic personal information about you from your account application and other forms that you may deliver to us, and from your transactions with us and our affiliates. This is information that regulators consider necessary for the proper servicing of your account. In order to effect your transactions and service your account properly, we may disclose all of the information that we collect, as described above, to firms that assist us in servicing your account, such as our transfer agent.

Confidentiality of Information Collected

All records containing your nonpublic personal information are kept at our various service providers. These entities include IICO, IFDI and our transfer agent and administrative services provider. We require these affiliates, and any non-affiliated service providers, to protect the confidentiality of your information and to use the information only for the purposes for which Disclosure to them is made. The Funds, IICO, IFDI and other service providers restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you and maintain physical, electronic, and procedural safeguards that comply with federal standards to maintain the security of your nonpublic personal information.

Disclosure of Information in Limited Circumstances

We do not disclose nonpublic personal information about present or former customers to nonaffiliated third parties, except as permitted or required by law. In connection with servicing your account, your nonpublic personal information may be shared among the entities named in this notice, their affiliates, and non-affiliates, including a transfer agent or other service companies. We will adhere to the policies and practices above for both current and former customers.

PROXY VOTING INFORMATION
Ivy Funds, Inc.

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds, Inc. uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.800.777.6472 and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Funds' website at www.ivyfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION
Ivy Funds, Inc.

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on the Corporation's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On the Ivy Funds' website at www.ivyfunds.com.

HOUSEHOLDING NOTICE
Ivy Funds, Inc.

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

TO ALL TRADITIONAL IRA PLANHOLDERS:
Ivy Funds, Inc.

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. A Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

This page is for your notes and calculations.

The Ivy Funds Family

Domestic Equity Funds

Ivy Capital Appreciation Fund
Ivy Core Equity Fund
Ivy Dividend Opportunities Fund
Ivy Large Cap Growth Fund
Ivy Micro Cap Growth Fund
Ivy Mid Cap Growth Fund
Ivy Small Cap Growth Fund
Ivy Small Cap Value Fund
Ivy Tax-Managed Equity Fund
Ivy Value Fund

Global/International Funds

Ivy Cundill Global Value Fund
Ivy European Opportunities Fund
Ivy International Balanced Fund
Ivy International Core Equity Fund
Ivy International Growth Fund
Ivy Managed European/Pacific Fund
Ivy Managed International Opportunities Fund
Ivy Pacific Opportunities Fund

Specialty Funds

Ivy Asset Strategy Fund
Ivy Balanced Fund
Ivy Energy Fund
Ivy Global Natural Resources Fund
Ivy Real Estate Securities Fund
Ivy Science and Technology Fund

Fixed Income Funds

Ivy Bond Fund Ivy Global Bond Fund
Ivy High Income Fund
Ivy Limited-Term Bond Fund
Ivy Money Market Fund
Ivy Mortgage Securities Fund
Ivy Municipal Bond Fund
Ivy Municipal High Income Fund

1.800.777.6472
Visit us online at www.ivyfunds.com

The Ivy Funds are managed by Ivy Investment Management Company and distributed by its subsidiary, Ivy Funds Distributor, Inc.

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Ivy Funds, call your financial advisor or visit us online at www.ivyfunds.com. Please read the prospectus, or summary prospectus, carefully before investing.

ANN-IVYFUNDS (3-10)

ITEM 2. CODE OF ETHICS

(a)

As of March 31, 2010, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that each of Jarold W. Boettcher, Glendon E. Johnson, Jr. and Edward M. Tighe is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Boettcher, Mr. Johnson and Mr. Tighe is independent for purposes of Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2009	$161,800
		2010	222,500

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2009	$3,231
		2010	12,578

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2009	$25,500
		2010	33,900

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2009	$ 7,858
		2010	16,793

	These fees are related to the review of internal control.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$36,589 and $63,271 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $146,712 and $267,865 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ivy Funds, Inc.
(Registrant)

By	/s/Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date: June 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date: June 4, 2010

By	/s/Joseph W. Kauten
Joseph W. Kauten, Vice President and Principal Financial Officer

Date: June 4, 2010